UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

INVESTMENT COMPANY ACT FILE NUMBER:	811-05443

EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER:	Calamos Investment Trust

ADDRESS OF PRINCIPAL EXECUTIVE OFFICES:	2020 Calamos Court, Naperville Illinois 60563-2787

NAME AND ADDRESS OF AGENT FOR SERVICE:	John P Calamos, Sr., Founder, Chairman and Global Chief Investment Officer Calamos Advisors LLC 2020 Calamos Court, Naperville, Illinois 60563-2787

REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE:                 (630) 245-7200

DATE OF FISCAL YEAR END:                 October 31, 2020

DATE OF REPORTING PERIOD:                 November 1, 2019 through April 30, 2020

ITEM 1. REPORT TO SHAREHOLDERS.

TIMELY INFORMATION INSIDE

CALAMOS® INVESTMENTS
Family of Funds

SEMIANNUAL REPORT APRIL 30, 2020

Alternative

Calamos Market Neutral Income Fund

Calamos Hedged Equity Fund

Calamos Phineus Long/Short Fund

Convertible

Calamos Convertible Fund

Calamos Global Convertible Fund

U.S. Equity

Calamos Timpani Small Cap Growth Fund

Calamos Timpani SMID Growth Fund

Calamos Growth Fund

Calamos Growth and Income Fund

Calamos Dividend Growth Fund

Calamos Select Fund (formerly, Calamos Opportunistic Value Fund)

Global Equity

Calamos International Growth Fund

Calamos Evolving World Growth Fund

Calamos Global Equity Fund

Calamos Global Growth and Income Fund

Fixed Income

Calamos Total Return Bond Fund

Calamos High Income Opportunities Fund

Calamos Short-Term Bond Fund

GO PAPERLESS
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Visit www.calamos.com/FundInvestor/GoPaperless to enroll. You can view shareholder communications, including fund prospectuses, annual reports and other shareholder materials online long before the printed publications arrive by traditional mail.

Beginning on March 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds' shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by calling 800.582.6959. If you own these shares through a financial intermediary, you may contact your financial intermediary.
You may elect to receive all future reports in paper free of charge. You can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 800.582.6959. If you own these shares through a financial intermediary, you may contact your financial intermediary or follow instructions included with this disclosure to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with the fund complex or your financial intermediary.

Experience and Foresight

About Calamos Investments

For over 40 years, we have helped investors like you manage and build wealth to meet long-term objectives. Because investors have different time horizons, risk tolerances and goals, we offer funds to suit a variety of asset allocation needs. Our 18 mutual funds include equity, fixed income, convertible and alternative funds. We offer U.S. funds as well as global and international choices.

We are dedicated to helping our clients build and protect wealth. We understand when you entrust us with your assets, you also entrust us with your achievements, goals and aspirations. We believe we best honor this trust by making investment decisions guided by integrity, discipline and our conscientious research.

We believe an active, risk-conscious approach is essential for wealth creation. In our early years, we pioneered the use of convertible securities as a means to control risk in volatile markets. We followed with strategies that combine convertibles and stocks, with the aim of participating in equity market upside with potentially less volatility than an all-stock portfolio. In the 1990s, we introduced our first stock fund, which invests in growth companies both large and small. Across our funds, our investment process seeks to manage risk at multiple levels and draws upon our experience investing through many market cycles. In a rapidly changing environment, we believe that this active management is essential.

We are global in our perspective. We believe globalization offers tremendous opportunities for countries and companies all over the world. In our U.S., global and international portfolios, we are seeking to capitalize on the potential growth of the global economy.

We believe there are opportunities in all markets. Our history traces back to the 1970s, a period of significant volatility and economic concerns. Since then, we have invested through multiple market cycles, each with its own challenges. Out of this experience comes our belief that the flipside of volatility is opportunity.

Letter to Shareholders

JOHN P. CALAMOS, SR.

Founder, Chairman and Global Chief Investment Officer

Dear Fellow Shareholder:

Welcome to your semiannual report for the six-month period ended April 30, 2020. In this report, you will find commentary from the Calamos portfolio management teams, as well as a listing of portfolio holdings, financial statements and highlights, and detailed information about the performance and positioning of the Calamos Funds.

Market Review

The semiannual period brought unprecedented uncertainty to the global economy and markets. Global efforts to contain the COVID-19 pandemic resulted in severe and rapid declines in economic activity and global financial markets. The turmoil in the markets reached its height in March, with the S&P 500 falling more than 30% over just a few weeks. As investors sought safe havens and central banks lowered short-term rates, yields plummeted and the U.S. 10-year Treasury yield reached a record low. Meanwhile, oil prices slumped on the back of weak demand and geopolitics. By the end of the reporting period, market conditions had stabilized to a large extent, however. Significant market rebounds occurred during the final weeks of the period as investor sentiment improved in the wake of fiscal and monetary policy efforts.1

For the semiannual period overall, equities came under the most pressure, particularly emerging market equities. Convertible securities demonstrated relative resilience, with the U.S. market posting a modest advance and the global market falling slightly. In the bond market, U.S. investment grade and short-term U.S. markets gained, benefiting from a flight to perceived safety.2

Outlook

We are confident that both the economy and markets will recover, although we cannot predict the exact timeline. Although we are in the midst of sweeping uncertainties and discouraging headlines, it is important to remember that the economy and markets have navigated many crises that seemed quite insurmountable at the time.

Countries around the world have responded to the pandemic with unprecedented global monetary and fiscal policy responses. In the U.S., the Federal Reserve and federal government have acted swiftly, increasing the likelihood for a relatively faster economic recovery. U.S. consumer balance sheets are in better shape than they were in 2008, while credit markets and the banking system are operating in an orderly fashion.

www.calamos.com	1

Letter to Shareholders

From an investment perspective, the economy and markets are unlikely to recover at the same pace. Markets are typically forward looking and have often turned the corner not when problems were fully solved but when things looked “less bad.” We’ve already seen the stock market gain ground back from March lows, and we believe better market conditions can continue, even before the pandemic is resolved and the economy is fully up and running again.

Even though markets conditions have improved since late March, we expect volatility to remain very high, due to the pandemic, economic shocks and U.S. elections. This is an environment that will favor active management and security selection. As conditions change, we may see significant shifts in market leadership. We believe that our investment teams will be able to navigate these crosscurrents, drawing on our long-term perspective, risk-management experience and deep research capabilities.

Throughout my 50-year investing career, I have maintained that there is opportunity in every market environment. I believe this holds true. During this recent correction, many securities were sold off more severely than we believe their fundamentals warranted. Our teams sought to take advantage of these dislocations to build positions in companies, sectors and investment themes that provide attractive compensation for their potential risks. Additionally, our teams are finding many opportunities in newly issued securities. For example, as companies seek capital, high yield bonds and convertible securities are coming to market with very attractive terms.

Asset Allocation Considerations for Investors

As the global health crisis of COVID-19 has upended the global economy, many investors are understandably worried about their asset allocations. In these fast moving markets, making panicked moves or trying to time the markets is very dangerous. Markets can rise as unpredictably as they fall, but it’s impossible to predict these changes with certainty. Investors who make sudden shifts when markets are falling may find that they’ve capture the downside, only to miss the upside.

Now more than ever, we encourage investors to seek out their investment professionals, who can help address changing financial goals and risk considerations. If you seek equity market participation with potentially less volatility, your advisor may recommend actively managed Calamos funds that include convertible securities. Convertible securities combine characteristics of stocks and traditional fixed income securities. With active management, convertibles can provide the opportunity for upside participation with equity risk mitigation. Calamos Convertible Fund (page 19) or Calamos Global Convertible Fund (page 23) focus primarily on convertible securities, while Calamos Growth and Income Fund (page 36) and Calamos Global Growth and Income (page 59) invest in stocks, convertibles and other fixed income securities.

2	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Letter to Shareholders

In volatile markets, your financial professional may propose enhancing the overall diversification of your portfolio. The volatility of the semiannual period affirms the potential benefits of fixed income strategies such as Calamos Total Return Bond Fund (page 63) and Calamos Short-Term Bond Fund (page 73). Also, liquid alternative strategies such as Calamos Hedged Equity Fund (page 10) and Calamos Market Neutral Income Fund (page 5) offer compelling approaches for navigating challenging markets.

Conclusion

I founded Calamos Investments more than 40 years ago, during the difficult financial markets of the 1970s. Throughout the decades, the economic and investment landscape have changed dramatically against a backdrop of technological advancements and globalization. However, our vision has remained constant. We are dedicated to providing innovative investment approaches that help investors achieve their financial goals, including through uncertain times.

As always, we thank you for your continued trust.

Sincerely,

John P. Calamos, Sr.

Founder, Chairman and Global Chief Investment Officer

www.calamos.com	3

Letter to Shareholders

Before investing, carefully consider a fund’s investment objectives, risks, charges and expenses. Please see the prospectus containing this and other information or call 800.582.6959. Please read the prospectus carefully. Performance data represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. Opinions are as of the publication date, subject to change and may not come to pass. Information is for informational purposes only and shouldn’t be considered investment advice.

Diversification and asset allocation do not guarantee a profit or protection against a loss.

[1]

The MSCI All Country World Index is a measure of global stock market performance which returned 10.76% in April 2020. The S&P 500 Index is an unmanaged index generally considered representative of the U.S. stock market which returned 12.82% for the month. The MSCI Emerging Market Index is a measure of emerging market equity performance which returned 9.18% for the month.

The ICE BofA All U.S. Convertibles Ex-Mandatory Index represents the U.S. convertible securities market excluding mandatory convertibles. The index returned 11.41% in April 2020. The Refinitiv Global Convertible Bond Index is designed to broadly represent the global convertible bond market. The index returned 8.64% for the month. The Bloomberg Barclays U.S. High Yield 2% Issuer Capped Index measures the performance of high yield corporate bonds with a maximum allocation of 2% to any one issuer. The index returned 4.53% for month.

[2]

For the six-month period ending April 30, 2020, the MSCI All Country World Index returned -7.43%, the S&P 500 Index returned -3.16% and the MSCI Emerging Market Index returned -10.39%. The ICE BofAML All U.S. Convertibles Ex-Mandatory Index returned 2.50% for the six-month period ending April 30, 2020. The Refinitiv Global Convertible Bond Index is returned -0.52% for the same period.

The Bloomberg Barclays U.S. Aggregate Bond Index is considered generally representative of the investment-grade bond market. For the six-month period ending April 30, 2020, the index returned 4.86%. The Bloomberg Barclays U.S. High Yield 2% Issuer Capped Index returned -6.60% for the six-month period. The Bloomberg Barclays U.S. Government/Credit 1-3 Years Index includes all medium and larger issues of U.S. government, investment-grade corporate, and investment-grade international dollar-denominated bonds that have maturities of between 1 and 3 years and are publicly issued. The index returned 2.58% for the six-month period.

Source: Lipper, Inc and Mellon Analytical Solutions, LLC. Unmanaged index returns assume reinvestment of any and all distributions and, unlike fund returns, do not reflect fees, expenses or sales charges. Investors cannot invest directly in an index. Investments in overseas markets pose special risks, including currency fluctuation and political risks. These risks are generally intensified for investments in emerging markets. Countries, regions, and sectors mentioned are presented to illustrate countries, regions, and sectors in which a fund may invest. Fund holdings are subject to change daily. The Funds are actively managed. The information contained herein is based on internal research derived from various sources and does not purport to be statements of all material facts relating to the securities mentioned. The information contained herein, while not guaranteed as to accuracy or completeness, has been obtained from sources we believe to be reliable. There are certain risks involved with investing in convertible securities in addition to market risk, such as call risk, dividend risk, liquidity risk and default risk, which should be carefully considered prior to investing.

This information is being provided for informational purposes only and should not be considered investment advice or an offer to buy or sell any security in the portfolio. Investments in alternative strategies may not be suitable for all investors.

4	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Market Neutral Income Fund

CALAMOS MARKET NEUTRAL INCOME FUND

INVESTMENT TEAM DISCUSSION

Please discuss the Fund’s strategy and role within an asset allocation.

Launched more than 25 years ago, it represents one of the first liquid alternative mutual funds and blends two main strategies—convertible arbitrage and covered call writing—with the aim of monetizing volatility. In addition to offering an attractive historical risk/reward profile, the Fund may enhance long-term portfolio diversification potential, especially in relation to fixed income securities.

Recently, bouts of historically elevated equity volatility underscore the value of diversification. Calamos Market Neutral Income Fund is designed to:

» Potentially enhance an investor’s fixed income allocation.

» Actively pursue equity market upside while hedging downside risk.

The end goal is consistent absolute total return over varying market cycles.

How has the Fund performed?

For the six-month period ended April 30, 2020, Calamos Market Neutral Income Fund returned -0.12% (Class I shares at net asset value) versus a 5.36% return for the Bloomberg Barclays U.S. Government/Credit Bond Index and the 0.66% increase for the FTSE 30-Day U.S. Treasury Bill Index.

For the 1-year, 3-year, 5-year and 10-year periods ended April 30, 2020, the Fund’s I shares return ranked in the 27th, 18th, 11th and 1st percentiles, respectively, in the Morningstar Market Neutral category peer group.*

Both the convertible arbitrage and covered call writing strategies contributed positively to performance during the period. Since the inception of Class I shares on May 10, 2000, the Fund gained 4.42% on an annualized basis. For the same period, the Bloomberg Barclays U.S. Government/Credit Bond Index gained 5.39%, while the FTSE 30-Day U.S. Treasury Bill Index returned 1.55%.

What factors influenced performance?

The Fund held up well despite significantly elevated volatility during the last two and a half months of the reporting period. The COVID-19 crisis along with an OPEC-Russia oil price war delivered a stunning combination blow. The S&P 500 Index caved, giving up three years of gains in a matter of days. The Fund resisted the extreme equity market decline that, combined with widening credit spreads and cheapening convertible valuations, proved a difficult environment to post a positive return. The Cboe Volatility Index (VIX) illustrated the extreme volatility, as it increased from 13.11 at the beginning of the period to a Mount Everest 82.69 on March 16 before falling back to 34.15 at the end of the reporting period.

*

Data is as of 4/30/20. Morningstar category percentile rankings are based on annualized total returns for the 1-year, 3-year, 5-year and 10-year periods. Calamos Market Neutral Income Fund Class I Shares were in the 27th, 18th, 11th and 1st percentiles of 119, 99, 78 and 21 funds for the 1-year, 3-year, 5-year and 10-year periods, respectively, for the Morningstar Market Neutral category.

OVERVIEW

The Fund combines two complementary strategies with different responses to volatility: convertible arbitrage seeks alpha and uncorrelated returns, while hedged equity provides income from options writing and upside participation.

KEY FEATURES

◾	Generates returns not dependent on interest rates, a key differentiator from traditional bond strategies.

◾	Employs an absolute-return strategy with historically lower beta to fixed income and equity markets as well as lower volatility and limited drawdowns.

◾	As one of the first alternative mutual funds, capitalizes on more than four decades of experience in the convertible space.

PORTFOLIO FIT

The fund may provide potential diversification, particularly in a low-interest-rate environment.

FUND NASDAQ SYMBOLS

A Shares	CVSIX
C Shares	CVSCX

I Shares	CMNIX

FUND CUSIP NUMBERS

A Shares	128119203
C Shares	128119849

I Shares	128119880

www.calamos.com	5

Calamos Market Neutral Income Fund

SECTOR WEIGHTINGS

Information Technology	35.9%
Consumer Discretionary	14.9

Health Care	14.3
Communication Services	9.7

Financials	7.2
Industrials	5.0

Consumer Staples	3.8
Utilities	3.3

Real Estate	2.8
Other	2.0

Energy	1.7
Materials	1.5

Asset Allocation weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents, any government/sovereign bonds or broad based index hedging securities the Fund may hold.

The 33.79% S&P 500 Index decline from February 20 to March 23 delivered a stiff headwind to the hedged equity portion of the Fund. The Fund benefited from the put and short call options in place, but the equity basket fell below the call and put option. The Fund also benefited from the active management of our option trading, given we were able to take profits in the calls after the market decline while maintaining the existing put positioning. This meant that we were able to “clear the runway” so that we could participate in more of the market rebound (from March 24 forward) than we gave up during the pullback.

The convertible arbitrage portion of the portfolio fared better than the hedged equity strategy during the significant market decline. The strategy benefitted from increasing volatility, though this benefit was offset somewhat by widening credit spreads. According to Bloomberg Barclays, high yield credit spreads widened from 415 basis points to 766 basis points during the six months ended April 30, 2020.

Elevated option skew1 flattened during the reporting period. The Credit Suisse “Fear Barometer” Index, an index that compares the relative value of calls versus puts and is useful for measuring option skew, had begun the period at 25.24 and ended at 23.33 above its historical long-term average of about 20, though it did decline to 14.38 on March 12. As option skew flattened, the Fund’s “North Star” trade, which entails selling 80% calls against 40% puts, became increasingly attractive. Steeper skew provided an affordable opportunity for the Fund to use call and put spreads to create a favorable risk/reward profile.

In response to the COVID-19 crisis, the Federal Reserve reduced interest rates to near zero and initiated further quantitative easing activities. These actions moved U.S. interest rates sharply lower across the yield curve. The 3-year U.S. Treasury yield declined from 1.52% to 0.24%, the 5-year Treasury yield dropped from 2.98% to 0.36%, and the 10-year Treasury yield declined from 1.69% to 0.64%. While the Fund won’t have significant interest-rate exposure, this generally also means that it won’t have interest-rate opportunity. Declining interest rates over the reporting period supported the Bloomberg Barclay’s Government Credit Index outperformance relative to the Fund. Still, the Fund held up well relative to equities during the reporting period and helped add stability to the equity portfolio.

How is the fund positioned?

At the end of the reporting period, the Fund had 55.7% in convertible arbitrage and 43.4% in covered call writing. The relatively heavy allocation to convertible arbitrage reflects the opportunity we had to invest in robust new convertible issuance that offered favorable terms and valuations. Per ICE BofA, the U.S. has seen $26.4 billion in new issuance so far in 2020 through April 30. Annualized, this would put 2020 U.S. issuance on track to exceed $79.2 billion and would be the highest annual issuance witnessed since 2007.

During the significant market pullback, we took profits from our call positioning and worked to clear a runway to provide upside as the market recovered, all the while maintaining a significant amount of puts to help reduce market participation

[1]

Volatility Skew is the difference in implied volatility between out-of-the-money options, at-the-money options, and in-the-money options. Volatility skew, which is affected by sentiment and the supply-and-demand relationship, provides information that helps fund managers determine whether to write calls or puts.

6	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Market Neutral Income Fund

on the downside. The recent volatility increase has made our traditional “North Star” positioning (writing 80% calls and buying 40% puts) more attractive, and we have been allocating more of the hedged equity sleeve in this direction. At the same time, we maintained an allocation to “put-call spread” trades that remained attractive. The call-spread positioning involved writing calls that were in the money while at the same time purchasing out-of-the-money calls. In addition to the long puts that we always maintain in the portfolio, we also found it attractive to utilize put spreads by selling deep out-of-the-money puts and buying closer-to-the-money puts. This positioning provided an attractive upside/downside risk posture during the market pullback in February and March.

What are your closing thoughts for Fund shareholders?

The Market Neutral Income Fund seeks to provide bond-like returns with bond-like volatility but without bond-like risk exposures. The Fund seeks to “monetize volatility” through convertible arbitrage and hedged equity strategies. We expect uncertainty and volatility to remain in the market, given the uncertain long-term impact of COVID-19 and the contentious U.S. November election. The Fund benefits from “volatility in volatility” and the recent market volatility provides an attractive setting for both convertible arbitrage and hedged equity strategies going forward.

The Fund’s returns are not interest-rate-path dependent. While bonds have performed strongly as interest rates have declined, Calamos Market Neutral Income Fund performed well relative to equities during the reporting period despite not having the duration exposure. Investors face a dilemma in terms of how to reduce equity sensitivity without embracing the interest-rate sensitivity of the bond market. With bond interest rates at historic lows, investors should consider whether current bond yields are providing adequate compensation for the risk that interest rates or inflation may increase. Calamos Market Neutral Income Fund has historically provided bond-like returns with bond-like risk over a long period of time without bond-like interest-rate sensitivity. The Fund also has lower correlations to other asset classes and can potentially provide diversification ballast to an investment portfolio.

www.calamos.com	7

Calamos Market Neutral Income Fund

ANNUALIZED RETURN: SINCE INCEPTION (5/10/00) THROUGH 4/30/20

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted.

The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by visiting www.calamos.com. Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average. All performance shown assumes reinvestment of dividends and capital gains distributions. Performance is for the Fund’s Class I shares at net asset value. The Fund also offers Class A and Class C shares, the performance of which may vary. Source: State Street Corporation, Lipper, Inc., and Mellon Analytical Solutions, LLC.

*	Annual returns for Class I shares are provided because Class I shares represent the largest percentage of assets in the Calamos Family of Funds.

8	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Market Neutral Income Fund

GROWTH OF $1,000,000: FOR THE 10-YEAR PERIOD ENDED 4/30/20

AVERAGE ANNUAL TOTAL RETURN† AS OF 4/30/20

	6 MONTHS	1 YEAR	5 YEARS	10 YEARS
Class A Shares – Inception 9/4/90
Without Sales Charge	-0.25%	1.96%	3.15%	3.68%
With Sales Charge	-2.50	-0.37	2.16	3.17
Class C Shares – Inception 2/16/00
Without Sales Charge	-0.64	1.20	2.38	2.90
With Sales Charge	-1.63	0.20	2.38	2.90
Class I Shares – Inception 5/10/00	-0.12	2.25	3.42	3.94

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

As of the prospectus dated 2/28/20, the Fund’s gross expense ratio for Class A shares is 1.26%; Class C shares is 2.01% and Class I shares is 1.01%. The expense ratios shown above may differ from the more recent expense ratios reported in the Financial Highlights section of this report.

†

Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Performance shown reflects the effects of an expense reimbursement that improved results and was in effect until March 31, 2000. Load-adjusted returns are adjusted for the maximum front-end sales load of 2.25% for Class A shares and returns for Class C shares have been adjusted for the contingent deferred sales charge (CDSC).

NOTES:

The graphs do not reflect the income taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

The Bloomberg Barclays U.S. Government/Credit Index is comprised of long-term government and investment-grade corporate debt securities and is generally considered representative of the performance of the broad U.S. bond market.

The FTSE 30 Day Treasury Bill Index is an unmanaged index generally considered representative of the performance of short-term money instruments. U.S. Treasury Bills are backed by the full faith and credit of the U.S. government and offer a guarantee as to the repayment of principal and interest at maturity.

The Cboe Volatility Index (VIX) is a leading measure of market expectations of near-term volatility conveyed by S&P 500 Index (SPX) option prices.

The Morningstar Market Neutral Category represents funds that attempt to eliminate the risks of the market by holding 50% of assets in long positions in stocks and 50% of assets in short positions.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

The Fund’s use of derivative instruments involves investment risks and transaction costs to which the Fund would not be subject absent the use of these instruments and, accordingly, may result in losses greater than if they had not been used. Derivative instruments can be illiquid, may disproportionately increase losses and may have a potentially large impact on Fund performance.

www.calamos.com	9

Calamos Hedged Equity Fund

OVERVIEW

The Fund blends a core long-equity portfolio with an actively managed option overlay. Tactical management creates opportunities to add alpha from option market dynamics and equity market volatility.

KEY FEATURES

◾	Our investment approach is highly responsive to dynamic market conditions, unlike many less active option-based strategies.

◾	The investment team seeks to take advantage of opportunities the market presents, with a focus on being favorably positioned for as many outcomes as possible.

PORTFOLIO FIT

The Fund’s options-based risk-management strategy can provide upside participation in equity markets while limiting downside exposure, thereby improving the quality of the ride.

FUND NASDAQ SYMBOLS

A Shares	CAHEX
C Shares	CCHEX

I Shares	CIHEX

FUND CUSIP NUMBERS

A Shares	128120698
C Shares	128120680

I Shares	128120672

CALAMOS HEDGED EQUITY FUND

INVESTMENT TEAM DISCUSSION

Please discuss the Fund’s strategy and role within an asset allocation.

Calamos Hedged Equity Fund is designed to dampen volatility within an equity allocation.

•	The Fund’s investment approach is highly responsive to dynamic market conditions, a key differentiator versus many less-active option-based strategies.

•	The Fund’s strategy blends a core long equity portfolio with an actively managed option overlay. Tactical management creates opportunities to add alpha from option market dynamics and equity market volatility.

•	As an equity substitute, the strategy seeks to provide better upside/downside asymmetry than long-only equities.

•	The Fund seeks to take advantage of market opportunities by being favorably positioned for as many outcomes as possible.

How has the Fund performed?

For the six-month period ended April 30, 2020, Calamos Hedged Equity Fund returned -0.04% (Class I shares at net asset value) versus the S&P 500 Index decrease of -3.16% and the Bloomberg Barclays U.S. Aggregate Bond Index 4.86% increase. Since its inception on December 31, 2014, the Fund gained 4.90% on an annualized basis (Class I shares at net asset value) versus 8.92% for the S&P 500 Index and 3.80% for the Bloomberg Barclays U.S. Aggregate Bond Index.

In this strategy, we utilize covered call writing, puts, as well as put and call spreads for income and risk mitigation on our proprietary basket of equities that represents the broad stock market. Through active management, we are attempting to derive better risk-adjusted returns versus holding the index passively.

What factors influenced performance?

The markets started 2020 with a steady upside tilt. The upside momentum stalled on February 19 when it began to sink in that the COVID-19 crisis was much more than a regional Chinese problem. To add to the drama, a rift between OPEC and Russia precipitated a slide in oil prices that had the WTI trading in negative territory for the first time in the history of the contract. Stunned investors looked on as three-years of S&P 500 Index gains vaporized in a matter of days. All told, the S&P 500 saw a 34% decline in March period followed by a roughly 15% bounce back beginning in late March through the end of April. Calamos Hedged Equity Fund road this unprecedented move, limiting downside capture to 35% and the rebound almost instantaneously brought the Fund to breakeven by April on a year-over-year basis. This environment provided favorable opportunities to monetize volatility, as we rebalanced our option hedges, improved the risk/reward positioning, and locked in profits.

The S&P 500 Volatility Index (VIX) increased from 13.65 (01/02/2020) at the beginning of the period to 85.47 (03/18/2020) at a pace and levels that have never been seen,

10	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Hedged Equity Fund

even in 2008. Elevated option skew1 declined during the period. The Credit Suisse “Fear Barometer” Index, an index that compares the relative value of calls versus puts, finished the reporting period at 23.30. While this was lower than the 33.94 level at the beginning of the quarter, the CSFB was above the 20.50 historical average of the index and was indicative that calls are relatively inexpensive when compared to puts. The option skew presented opportunity to the Fund in terms of using call and put spreads.

How is the Fund positioned?

Option Positioning. The flattening of the skew early into the crisis presented an attractive opportunity to use our “North Star” trade selling 80% notional expensive calls and buying 60% notional position puts and put spreads at favorable pricing. More recently, the higher volatility and flatter option skew made our typical baseline trade look more appealing. As such, we marginally shifted back to our baseline trade towards the end of the reporting period. We used the early March rally to replace a portion of our put hedge and found put spreads to be attractive during this move. At the end of the period, our call positioning included a call write of 79% and a gross long call of 89%. Gross long calls were higher than typical because the Fund owned a number of calls that had become deep out of the money (OTM). Rather than sell those for pennies on the dollar, we believed the better course was to hold them. The Fund’s net put position at the end of the period was 119%, with an average strike of 2,360 (18% OTM). We also partially protected an additional +39% through put spreads.

Sector Positioning. At the end of the reporting period and relative to the S&P 500 Index, the equity basket was slightly overweight to the consumer discretionary and information technology sectors. The portfolio had slight underweight positions in the materials, financials, consumer staples, real estate and materials sectors.

Market Cap Positioning. Relative to the S&P 500 Index, the portfolio maintained a heavier relative weight to larger capitalization (>$25b) holdings and a lighter weight to small and mid-capitalization ($1b to $25b) names.

What are your closing thoughts for Fund shareholders?

The increase in market volatility has provided welcome opportunities to generate trading profits as we rebalance option hedges with market ebbs and flows. We continue to expect heightened volatility and the market’s fortunes will be bound to a decline in global COVID 19 cases and the continued leadership of select large-cap growth names. Should the equity markets continue to advance, the Fund is poised to participate in a portion of its upside while also providing an enhanced income stream from the equity dividends. Conversely, should the markets retreat, the dividend income stream and puts used in the Fund can serve to provide a measure of downside mitigation.

[1]

Volatility Skew is the difference in implied volatility between out-of-the-money options, at-the-money options, and in-the-money options. Volatility skew, which is affected by sentiment and the supply-and-demand relationship, provides information that helps fund managers determine whether to write calls or puts.

SECTOR WEIGHTINGS

Information Technology	23.2%
Health Care	14.0

Communication Services	10.2
Consumer Discretionary	10.1

Financials	10.0
Other	9.1

Industrials	7.1
Consumer Staples	6.8

Energy	3.0
Utilities	2.9

Real Estate	2.5
Materials	2.1

Asset Allocation weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents, any government/sovereign bonds or broad based index hedging securities the Fund may hold.

www.calamos.com	11

Calamos Hedged Equity Fund

GROWTH OF $1,000,000: SINCE INCEPTION (12/31/14) THROUGH 4/30/20

AVERAGE ANNUAL TOTAL RETURN† AS OF 4/30/20

	6 MONTHS	1 YEAR	5 YEARS	SINCE INCEPTION
Class A Shares – Inception 12/31/2014
Without Sales Charge	-0.10%	2.38%	4.85%	4.62%
With Sales Charge	-4.82	-2.49	3.83	3.66
Class C Shares – Inception 12/31/2014
Without Sales Charge	-0.35	1.73	4.10	3.88
With Sales Charge	-1.35	0.73	4.10	3.88
Class I Shares – Inception 12/31/2014	-0.04	2.54	5.13	4.90

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

As of the prospectus dated 2/28/20, the Fund’s gross expense ratio for Class A shares is 1.23%; Class C shares is 1.98% and Class I shares is 0.92%. The Fund’s Investment Adviser has contractually agreed to reimburse the Fund expenses through 3/1/22 to the extent necessary so that Total Annual Fund Operating Expenses (excluding taxes, interest, short interest, short dividend expenses, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, if any) of Class A, Class C, and Class I are limited to 1.25%, 2.00%, 1.00% of average net assets, respectively. For the period of January 22, 2020 through February 28, 2021, the Fund’s investment advisor has contractually agreed to reimburse Fund expenses to the extent necessary so that Total Annual Fund Operating Expenses (excluding taxes, interest, short interest, short dividend expenses, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, if any) of Class A, Class C, and Class I are limited to 1.15%, 1.90% and 0.90% of average net assets, respectively. Calamos Advisors may recapture previously waived expense amounts within the same fiscal year for any day where the respective Fund’s expense ratio falls below the contractual expense limit up to the expense limit for that day. This undertaking is binding on Calamos Advisors and any of its successors and assigns. This agreement is not terminable by either party. The expense ratios shown above may differ from the more recent expense ratios reported in the Financial Highlights section of this report.

†

Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Performance shown includes the effects of an expense reimbursement that improved results. Load-adjusted returns are adjusted for the maximum frontend sales load of 4.75% for Class A shares and returns for Class C shares have been adjusted for the contingent deferred sales charge (CDSC).

NOTES:

The S&P 500 Index is an unmanaged index generally considered representative of the U.S. stock market.

The Bloomberg Barclays U.S. Aggregate Bond Index is considered generally representative of the investment-grade bond market.

The Cboe Volatility Index (VIX) is a leading measure of market expectations of near-term volatility conveyed by S&P 500 Index (SPX) option prices.

The Cboe SKEW Index essentially tracks the willingness of investors to pay up for downside protection on the S&P 500 Index.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

The Fund’s use of derivative instruments involves investment risks and transaction costs to which the Fund would not be subject absent the use of these instruments and, accordingly, may result in losses greater than if they had not been used. Derivative instruments can be illiquid, may disproportionately increase losses and may have a potentially large impact on Fund performance.

12	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Phineus Long/Short Fund

CALAMOS PHINEUS LONG/SHORT FUND

INVESTMENT TEAM DISCUSSION

What is the essence of the investment approach?

Through a global long/short structure, the Fund invests in publicly listed equity securities. Components of the strategy include:

A fundamental global approach that blends top-down and bottom-up considerations. Company analysis is integrated with industry, thematic and macro research.

An inclusive framework for identifying potential returns and associated risks. The framework accounts for company, industry, style, country and market factors.

Flexible capital allocation allowing for all investment styles, market caps and geographic regions. The investment universe is global, liquid and scalable. Exposure levels and investment styles depend upon market conditions and the economic cycle.

How has the Fund performed?

For the six-month period, ended April 30, 2020, Calamos Phineus Long/Short Fund decreased -3.59% (Class I shares at net asset value). The S&P 500 Index declined -3.16% and MSCI World Index fell -7.03% over the same period.

Events of the period were historic as the already vulnerable equity markets capitulated to the economic consequences inflicted by a deadly pandemic. Our hedging ahead of the eventual market decline in February served to mitigate the impact of the fast and precipitous sell-off, while our pivot to greater market exposure to oversold sectors after the sell-off helped us capitalize on the subsequent market recovery that we believe began in March.

What factors influenced performance?

Our approach through much of 2019 and into Q1 2020 was one of capital preservation. We based our market exposures on our expectations of how fundamentals would evolve. In 2019, well before the outbreak of COVID-19, we expected economic data to weaken domestically and abroad, no longer supporting existing equity market valuations. U.S. activity slowed progressively in response to the long Fed tightening cycle, and the U.S. economy appeared to be coming in for a “soft landing.” The European story remained one of stagnation as German manufacturing slipped into recession. China and other emerging markets were dogged by trade conflicts and slowing global output. While the U.S. consumer was a source of resilience, the global producer industries entered a virtual recession. Almost all leading economic indicators deteriorated through the course of the year, coalescing into a concerning picture for corporate fundamentals—S&P 500 earnings were essentially flat in 2019.

We maintained this positioning into 2020, as we expected U.S. equities to be range bound. Given the troubling economic and corporate fundamentals, we anticipated numerous reversals of “trend perception” in the context of a multi-year transition. We kept a watchful eye over equity markets as valuations continued to expand into 2020 in spite of expectations of lower corporate earnings growth. Although we never anticipated the economic and market consequences of a historic pandemic, we did believe that the equity markets were vulnerably priced.

FUND OVERVIEW

The Fund seeks strong risk-adjusted and absolute returns across the global equity universe. The Fund uses a global long/short strategy to invest in publicly listed equity securities.

KEY FEATURES

◾	Fundamental global approach blends top-down and bottom-up considerations.

◾	Flexible asset allocation allows for all investment styles, market caps and geographic regions depending on the market environment.

◾	Comprehensive approach assesses stock, industry, style, country and market factors.

◾	Knowledge-based industry concentration includes technology, communications, media, financials and health care.

PORTFOLIO FIT

The Fund seeks to provide strong risk-adjusted returns via an alternative solution that complements and diversifies a global or U.S. equity allocation.

FUND NASDAQ SYMBOLS

A Shares	CPLSX
C Shares	CPCLX

I Shares	CPLIX

FUND CUSIP NUMBERS

A Shares	128120656
C Shares	128120649

I Shares	128120631

www.calamos.com	13

Calamos Phineus Long/Short Fund

SECTOR WEIGHTINGS

Financials	26.2%
Industrials	22.2

Communication Services	12.5
Health Care	8.6

Information Technology	8.0
Energy	7.6

Consumer Discretionary	5.8
Materials	5.8

Real Estate	3.6
Other	2.3

Asset Allocation weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents, any government/sovereign bonds or broad based index hedging securities the Fund may hold.

Our perception proved correct, as Q1 devolved into the worst quarter for equities since 1987, characterized by the sharpest bear market in recent history. After a rather benign first half of the quarter, equity markets rushed to discount the impact of the government mandated shutdowns across many sectors of the economy.

Although the Q1 correction was driven by investors’ reaction to the magnitude of virus-induced economic damage and the unprecedented oil price collapse, the year began with a dubious combination of above-average equity valuations coupled with below-average earnings growth in an economy that was exhibiting late-cycle characteristics.

Since its inception on May 1, 2002, the Fund has returned 9.71% on an annualized basis (Class I shares at net asset value) and, therefore, markedly outperformed both the MSCI World and S&P 500 Indexes, which returned 6.86% and 7.80%, respectively during that time.

What helped and hurt performance over the six-month period?

The largest contributors were from long investments in the health care and communication services sectors, while long positions in financials and industrials hindered performance. Notable contributors during the period included short positions in the S&P 500 Index Fund (SPY), which serves as a general market hedge, as well as long positions in United Healthcare Group 2.1%* (Health Care) and Tesla 0.7%† (Consumer Discretionary). Detractors included long positions in Boeing Company 1.9%* (Industrials) and Royal Bank of Scotland 2.8%* (Financials) and Royal Dutch Shell 2.7%* (Energy).

How is the Fund positioned in the context of the global economic cycle?

Investors are grappling with unprecedented uncertainty and little guidance or analogies from the past. How well one manages through this chaos often comes down to one’s psychological bias.

The bull case for equities is straightforward. Unprecedented monetary and fiscal policies will stabilize the system; valuations are now sensible; and Americans will embrace effective healthcare policies. The virus is not the crisis: rather the crisis is the poor preparation of the U.S. government and healthcare system, which can be fixed. The bear case is the flipside of these issues, with an ominous possibility that the virus is not contained and could return with a vengeance later in the year.

We are watching a cyclonic battle between the disease, its economic ramifications and extraordinary policy responses. Skilled labor was a scarce resource just a few months ago, and policy actions aim to keep labor and businesses connected. We think policy will win out. When economic activity resumes, we believe markets will enjoy a sharp rebound. In our opinion, we shouldn’t see the S&P 500 Index below 2400 by autumn.

Since October 2018, we have viewed the equity world through the lens of transition. The investment regime of the post-2008 period gradually gave way to a new era, one whose contours were not immediately visible, and the risk versus reward for equity investors did not add up.

*	3/31/20 % of NAV

†	2/28/20 % of NAV (Sold 3/19/20)

14	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Phineus Long/Short Fund

We have now reversed that view. For the first time in years, the math for equity investors is compelling. Some of this reflects the swift improvement in valuation levels, including the extreme liquidation across cyclical industries. Risk prices are dominated by the immediate distress of events, yet equities will invariably move toward a renewed earning cycle in 2021 and beyond. History argues that recession marks the end of the cyclical bear, not the start of a new one.

We believe the extreme shift in volatility measures, from record lows in late 2019 to record highs today is evidence that uncertainty is “in the price.” Even for those investors who remain more bearish, they should be ready to respond and take advantage of further price declines. We have already done so.

Of course, some uncertainties remain. We suspect the absolute floor for the S&P 500 Index is around 2100, and our hedging strategy reflects this presumption. For those who lean more bearishly, we can measure the remaining downside. The scale of risk between our view of extreme downside and the full trauma of a bear market is about 1800 on the S&P 500 Index, or another (15%) of downside.

As we move into Q2 2020, we believe the bias will be to the upside. If we do see any unpleasant surprises concerning the virus or reopening of the economy, we’ll have to move quickly. We have increased our net long exposure from the single digits at the start of the period, to the mid-forties at the end, on a delta-adjusted basis. In March, we were over 60% net-long on a delta-adjusted basis. It’s our belief that in order for the equity recovery to continue, it will need to broaden to include value, high beta and higher risk sectors and stocks.

In anticipation of different stocks eventually participating, we have introduced more balance in the portfolio between traditional growth and quality and higher beta stocks. Consequently, we have been adding cyclicals, airlines, health care, banks and energy to the mix.

In addition, we have increased our exposure in Europe, most notably in the energy and health care sectors, as valuations and yields offer opportunities.

We believe financials and energy names, whose valuation levels, dividends and cash flows offer compelling opportunities, will be supportive as the market recovers.

The Fund’s shorts include consumer staples stocks that will likely come under pressure as equity markets recover and investors rotate into risk-on growth opportunities.

We will tactically manage our exposures over the next several weeks. Although we believe the bias will be to the upside, we will continue to monitor many variables that could affect pricing on a near-term basis and require us to adjust accordingly.

What are your closing thoughts for the coming six months?

The COVID-19 virus has been unexpectedly destructive for risk assets. It spread rapidly, engulfed the globe and has undermined the service portion of the economy, which usually acts as a stabilizing force during times of distress. We expect the downturn to be severe but short-lived. Of course, the longer it continues, the greater the repercussions. The 2008 crisis tore across the fabric of the capitalist system. This disaster could as well depending upon its length.

As most of our clients know, we have been wary of equity markets since October 2018 based on our view that the risk versus reward (the math) for equities did not add up.

www.calamos.com	15

Calamos Phineus Long/Short Fund

While the speed of the reset is without precedent in U.S. market history, the retrospective view is that equities were an accident waiting to happen. Risk pricing had decoupled from economic reality, and risk assets had ignored the likelihood of a fallback of global growth in 2020.

In a few short weeks, investor expectations have been brutally reset. When risk is viciously redefined as it has been in 2020, our understanding of the investment setting becomes pivotal. The good news is that much of today’s anxiety is already reflected “in the price” of risk assets. Unlike the period before the COVID-19 correction, there now exist greater opportunities for our clients to be amply compensated for leaning into equities.

Global markets have been hit hard by a trio of crises: valuation, virus and oil. As most of our clients know, we have been wary of equity markets since October 2018 based on our view that the risk versus reward (the math) for equities did not add up.

Today’s anxiety reflects the realization that few have any clear idea how much damage COVID-19 will wreak. When investors sell into fear, positioning risk comes into play. This explains the swift drop below 2900 for the S&P 500 Index. The major benchmark declines from their highs equate to a 5+ standard deviation move; the only comparable moves occurred infamously in 1987 and 1929.

The virus pandemic is a deflationary shock, and democracies cannot tolerate prolonged deflation due to the leverage in corporate balance sheets. Governments are mounting an unprecedented policy response at both the monetary and fiscal level. While an abrupt shock to demand is unavoidable, we believe the U.S. consumer could prove more resilient than expected.

Our base-case scenario here calls for a sharp but short global recession which would imply that equities have largely discounted this outcome around 2,500 in the SPX. Equity markets typically bottom before the end of a recession and lead a recovery by four months. This implies a bottom in Q2 if our base case of a six-month recession that started in February proves accurate, marked by a March bottom. Consequently, we began increasing our net exposure since the market sell-off in February, to over 40% net positive as of April 30. We may adjust exposures quickly in the near-term to both mitigate remaining market volatility and optimize opportunities that present themselves.

16	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Phineus Long/Short Fund

ANNUALIZED RETURN: SINCE INCEPTION (5/1/02) THROUGH 4/30/20

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted.

The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by visiting www.calamos.com. Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average. All performance shown assumes reinvestment of dividends and capital gains distributions. Performance is for the Fund’s Class I shares at net asset value. The Fund also offers Class A and Class C shares, the performance of which may vary. Source: Morningstar, Inc.

The performance shown for periods prior to April 6, 2016 is the performance of a predecessor investment vehicle (the “Predecessor Fund”). The Predecessor Fund was reorganized into the Fund on April 6, 2016, the date upon which the Fund commenced operations. On October 1, 2015, the parent company of Calamos Advisors, purchased Phineus Partners LP, the prior investment adviser to the Predecessor Fund (“Phineus”), and Calamos Advisors served as the Predecessor Fund’s investment adviser between October 1, 2015 until it was reorganized into the Fund. Phineus and Calamos Advisors managed the Predecessor Fund using investment policies, objectives, guidelines and restrictions that were in all material respects equivalent to those of the Fund. Phineus and Calamos Advisors managed the Predecessor Fund in this manner either directly or indirectly by investing all of the Predecessor Fund’s assets in a master fund structure. The Predecessor Fund performance information has been adjusted to reflect Class A, Class C and Class I shares, expenses. However, the Predecessor Fund was not a registered mutual fund and thus was not subject to the same investment and tax restrictions as the Fund. If it had been, the Predecessor Fund’s performance may have been lower.

*	Annual returns for Class I shares are provided because Class I shares represent the largest percentage of assets in the Calamos Family of Funds.

www.calamos.com	17

Calamos Phineus Long/Short Fund

GROWTH OF $1,000,000: FOR THE 10-YEAR PERIOD ENDED 4/30/20

AVERAGE ANNUAL TOTAL RETURN† AS OF 4/30/20

	6 MONTHS	1 YEAR	5 YEARS	10 YEARS
Class A Shares (With Predecessor) – Inception 5/1/2002
Without Sales Charge	-3.60%	-5.15%	2.02%	3.83%
With Sales Charge	-8.18	-9.66	1.03	3.32
Class C Shares (With Predecessor) – Inception 5/1/2002
Without Sales Charge	-4.06	-5.89	1.26	3.04
With Sales Charge	-5.02	-6.83	1.26	3.04
Class I Shares (With Predecessor) – Inception 5/1/2002	-3.59	-4.96	2.29	4.08

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

As of the prospectus dated 2/28/20, the Fund’s gross expense ratio for Class A shares is 3.00%, Class C shares is 3.74% and Class I shares is 2.73%. The expense ratios shown above may differ from the more recent expense ratios reported in the Financial Highlights section of this report.

†

Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Performance shown reflects the effects of an expense reimbursement that improved results and was in effect until October 31, 2016. Load-adjusted returns are adjusted for the maximum front-end sales load of 4.75% for Class A shares. Returns for Class C shares have been adjusted for the contingent deferred sales charge (CDSC).

NOTES:

The graph does not reflect the income taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

The S&P 500 Index is an unmanaged index generally considered representative of the U.S. stock market. Source: Lipper, Inc.

The MSCI World Index (U.S. Dollars) is a market-capitalization weighted index composed of companies representative of the market structure of developed market countries in North America, Europe and the Asia/Pacific region.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

18	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Convertible Fund

CALAMOS CONVERTIBLE FUND

INVESTMENT TEAM DISCUSSION

How has the Fund performed?

For the six-month period ended April 30, 2020, Calamos Convertible Fund had a positive return of 4.54% (Class I shares at net asset value) versus the ICE BofA All U.S. Convertibles Index (VXA0) increase of 1.44%. For the same period, the S&P 500 Index decreased -3.16%.

Since Class I shares inception on June 25, 1997, the Fund returned 7.63% on an annualized basis compared with an annualized gain of 7.49% for the ICE BofA All U.S. Convertibles Index and a 7.34% annualized return for the S&P 500 Index.

What factors influenced performance?

As the COVID-19 pandemic surged and oil prices plummeted late in the first calendar quarter of 2020, investors looked on as three-years of equity market gains evaporated in a matter of days. However, the Calamos Convertible Fund mostly held its ground during the period, displaying the merits of active management. It participated in the 10/31/19 to 2/19/20 advance (Fund I shares: +13.09%, VXA0: +14.50%, S&P 500: +12.18%), held up better during the market’s 2/20 to 3/23 decline (Fund I shares: -25.73, VXA0: -26.75%, S&P 500: -33.79%) and then outperformed the convertible market during the subsequent rebound from 3/24 to 4/30 (Fund I shares: +24.47%, VXA0: +20.95%, S&P 500 +30.38%).

Our preference for balanced convertibles led us to be relatively underweight to the most credit-sensitive convertibles in the market. This served the portfolio well when credit spreads widened during the COVID-19 spiral that began in late February. Credit-sensitive convertibles measured by the ICE BofA Yield Alternative U.S. Convertible Index (VYLD) declined 4.92% and strongly underperformed convertibles with more balanced risk/reward attributes (+1.57%) and those with the most equity sensitivity (+9.28%).

From an economic sector perspective, the Fund benefited most from its overweight position and security selection in the consumer discretionary sector. In the same fashion, it benefited from an underweight position and security selection within the financials sector. In consumer discretionary, our selection within the cruise line industry performed well. In financials, selection in mortgage real estate investment trusts held up better than names in the index, and the Fund’s positioning within the asset management and custody bank industry was supportive to results. Areas that detracted from performance included an underweight position and security selection in health care and security selection in real estate. In health care, holdings in biotechnology and health care equipment lagged, while holdings in residential and specialized REITs held back the real estate sector result.

How is the Fund positioned?

We favor balanced convertibles that offer the most attractive opportunities given their combination of upside potential and downside risk mitigation. With the market volatility late in the reporting period, we opportunistically sought to rebalance the portfolio by scaling back on convertibles trading closer to their straight bond value and offering limited equity sensitivity, while adding names with more favorable risk/reward

OVERVIEW

The Fund invests primarily in convertible securities of U.S. companies that are diversified across market sectors and credit quality.

KEY FEATURES

◾	Leverages more than four decades of research and experience in convertible security investing.

◾	Provides diversification across market sectors and credit quality, emphasizing midsize companies with higher-quality balance sheets.

◾	Seeks to provide upside participation in equity markets with less exposure to downside than an equity-only portfolio over a full market cycle.

◾	Takes environmental, social and governance (ESG) factors into account, evaluating whether they impact a company’s cash flow, risk profile and long-term returns.

PORTFOLIO FIT

When used in conjunction with an equity allocation, the Fund offers a potential way to manage risk by employing securities that engage in upside equity movements with limited downside participation.

FUND NASDAQ SYMBOLS

A Shares	CCVIX
C Shares	CCVCX

I Shares	CICVX

FUND CUSIP NUMBERS

A Shares	128119401
C Shares	128119823

I Shares	128119864

www.calamos.com	19

Calamos Convertible Fund

SECTOR WEIGHTINGS

Information Technology	35.5%
Consumer Discretionary	17.6

Health Care	15.6
Communication Services	9.9

Industrials	6.0
Financials	5.4

Utilities	4.9
Real Estate	1.6

Energy	0.8
Consumer Staples	0.4

Other	0.1

Asset Allocation weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents, any government/sovereign bonds or broad based index hedging securities the Fund may hold.

attributes. The market pullback also created an opportunity to revisit several holdings that we had previously sold or trimmed when they had become overly equity sensitive. In addition, the wider credit spreads and increased volatility seen late in the reporting period spurred an increase in new convertible issuance and provided attractive opportunities on a selective basis.

In terms of economic sectors, the Fund’s largest portfolio weights reside in information technology and consumer discretionary on an absolute basis. Conversely, energy and consumer staples represent the smallest absolute sector weights. On a relative basis, the largest industry overweight positions are systems software and internet services & infrastructure. Relative to the ICE BofA All U.S. Convertibles Index, the Fund holds underweight allocations to financials and health care, with mortgage REITs (financials) and pharmaceuticals (health care) among the underweight industries.

Allocations to consumer discretionary and industrials rose during the period with increased weights in internet & direct marketing retail and airlines. By contrast, allocations to financials and information technology decreased over the period, with reductions to diversified banks and semiconductors.

What are your closing thoughts for Fund shareholders?

Our belief has always been that the flipside of volatility is opportunity and the recent drawdown of the market has provided significant opportunities going forward in our view. Convertible new issuance has increased significantly, as many issuers have sought capital to withstand the near-term impacts of COVID-10. Wider credit spreads have made traditional financing more expensive for issuers, and increased volatility has meant that issuers see an increased benefit with including an option in their debt. Many of these issuers have a short-term cash issue but present long-term opportunity. The convertible structure allows investors to participate in the recovery, while providing a measure of downside mitigation should conditions worsen before they improve. This said, we view active management to be essential in approaching the convertibles market. Not every new issue presents an attractive investment opportunity, so having a seasoned management team with a rigorous investment process is important.

Looking forward, we expect convertibles to benefit from narrowing credit spreads, normalizing equity prices, and richening convertible structural valuations. The convertible market also has a relatively heavy representation in the growth areas of the market that we view as attractive—particularly in the technology and health care sectors. We expect uncertainty to remain in the market, given the cloudy long-term impact of COVID-19 and a contentious U.S. presidential election. We believe that our focus on continually seeking to improve the overall/risk-reward of the portfolio will serve investors well during the potentially challenging and volatile time ahead.

20	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Convertible Fund

ANNUALIZED RETURN: SINCE INCEPTION (6/25/97) THROUGH 4/30/20

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted.

The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by visiting www.calamos.com. Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average. All performance shown assumes reinvestment of dividends and capital gains distributions. Performance is for the Fund’s Class I shares at net asset value. The Fund also offers Class A and Class C shares, the performance of which may vary. Source: State Street Corporation, Lipper, Inc., and Mellon Analytical Solutions, LLC.

*	Annual returns for Class I shares are provided because Class I shares represent the largest percentage of assets in the Calamos Family of Funds.

www.calamos.com	21

Calamos Convertible Fund

GROWTH OF $1,000,000: FOR THE 10-YEAR PERIOD ENDED 4/30/20

AVERAGE ANNUAL TOTAL RETURN† AS OF 4/30/20

	6 MONTHS	1 YEAR	5 YEARS	10 YEARS
Class A Shares – Inception 6/21/85
Without Sales Charge	4.42%	6.18%	6.02%	6.50%
With Sales Charge	2.08	3.78	4.99	5.98
Class C Shares – Inception 7/5/96
Without Sales Charge	4.00	5.36	5.23	5.69
With Sales Charge	3.00	4.36	5.23	5.69
Class I Shares – Inception 6/25/97	4.54	6.48	6.29	6.76

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

As of the prospectus dated 2/28/20, the Fund’s gross expense ratio for Class A shares is 1.17%; Class C shares is 1.92% and Class I shares is 0.92%. The expense ratios shown above may differ from the more recent expense ratios reported in the Financial Highlights section of this report.

†

Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Load-adjusted returns are adjusted for the maximum front-end sales load of 2.25% for Class A shares and returns for Class C shares have been adjusted for the contingent deferred sales charge (CDSC).

NOTES:

The graphs do not reflect the income of taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

The ICE BofAML All U.S. Convertibles Index is comprised of approximately 700 issues of only convertible bonds and preferreds of all qualities. Since inception data for the index is shown from 6/30/97, since data is only available for full monthly periods. Source: Lipper, Inc.

The S&P 500 Index is an unmanaged index generally considered representative of the U.S. stock market.

Due to their structural complexities, the attributes of convertibles may vary. Therefore, they are typically categorized as Yield Alternatives represented by the U.S. CV Index (VYLD), Total Return Alternatives represented by the U.S. CV Index (VTOT), or Equity Alternatives represented by the U.S. CV Index (VEQU).

The ICE BofAML Total Return U.S. Convertibles Index is a subset of ICE BofAML All U.S. Convertibles Index including securities with a delta greater than or equal to 0.4 and less than 0.8 (VTOT).

The ICE BofAML Yield Alternative U.S. Convertibles Index (VYLD) is a subset of ICE BofAML All U.S. Convertibles Index including securities with a delta less than 0.4 (exhibiting bond-like characteristics).

The ICE BofAML Equity Alternative U.S. Convertibles Index (VEQU) is a subset of ICE BofAML All U.S. Convertibles Index including securities with a delta of 0.8 and greater (exhibiting stock-like characteristics).

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

22	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Global Convertible Fund

CALAMOS GLOBAL CONVERTIBLE FUND

INVESTMENT TEAM DISCUSSION

How has the Fund performed?

For the six-month period ended April 30, 2020, Calamos Global Convertible Fund returned 4.10% (Class I shares at net asset value) versus the Refinitiv Global Convertible Bond Index return of -0.52%. We believe balanced convertibles offer the most attractive investment opportunity, given their combination of upside potential and downside risk mitigation. This approach led us to underweight the most equity-sensitive and credit-sensitive convertibles in favor of those with balanced risk/reward attributes. This tactic supported the Fund during the historically volatile period, and we believe the Fund’s longer-term performance affirms the wisdom of this strategy. Since its inception on December 31, 2014, the Fund increased 5.37% (Class I shares at net asset value) annualized versus a 3.86% gain for the Refinitiv Global Convertible Bond Index.

What factors influenced performance?

The markets rose steadily from the beginning of the reporting period until February 19 when a historical combination punch of a deadly pandemic followed by an oil price war sent markets reeling. Stunned investors looked on as three-years of equity market gains evaporated in a matter of days. However, the Fund (+4.10%) weathered the volatility well, as it outperformed its benchmark in addition to stocks (MSCI World Index: -7.03%) and bonds (Bloomberg Barclays Global Aggregate Bond Index: +1.45%).

The Calamos Global Convertible Fund displayed the merits of active management as it outperformed in the 10/31/19 to 2/19/20 market advance (Fund I shares: +10.09%, RGCI: +9.53%, MSCI World: +9.46%); held up well during the 2/20 to 3/23 decline (Fund I shares: -18.71%, RGCI: -22.00%, MSCI World: -33.93%); and then participated well in the subsequent rebound from 3/24 to 4/30 (Fund I shares: +17.86%, RGCI: +18.93%, MSCI World +29.24%).

Our preference for balanced convertibles led us to be relatively underweight to the most credit-sensitive areas of the market. This served the portfolio well when credit spreads widened during the COVID-19 spiral that began in late February. Based on the Refinitiv Global Convertible Bond Index, credit-sensitive convertibles declined -5.4% and strongly underperformed convertibles with more balanced risk/reward attributes (+3.1%) and those exhibiting the most equity sensitivity (+4.3%).

In terms of economic sectors, the Fund benefited from its underweight positioning and security selection in the consumer discretionary and industrials sectors. The Fund’s holdings in the resorts & cruise lines, automobile manufacturers, airlines and its lack of ownership in the industrial machinery industry promoted results. The Fund’s average underweight position and selection in communication services as well as names in information technology set back relative results. Holdings in the interactive media & services, interactive home entertainment, semiconductors and systems software industries underperformed.

From a regional standpoint, the Fund’s security selection and overweight allocation in the U.S. added to relative performance. Similarly, the Fund benefitted from security selection and an underweight allocation in Europe where Switzerland was a leading

OVERVIEW

The Fund invests in global convertible securities, striving to balance risk/reward while providing growth and income.

KEY FEATURES

◾	Provides broadly diversified exposure to the global convertible bond universe.

◾	Leverages more than 40 years of research in convertible security investing.

◾	Seeks to provide upside participation in equity markets with less exposure to downside than an equity-only portfolio over a full market cycle.

◾	Blends global investment themes and fundamental research via active management.

◾	Takes environmental, social and governance (ESG) factors into account, evaluating whether they impact a company’s cash flow, risk profile and long-term returns.

PORTFOLIO FIT

Consisting of convertible securities that can participate in upside equity movements with potentially limited downside exposure, the Fund can provide a means to manage risk in conjunction with an equity allocation. The Fund can also serve a role within a fixed income allocation, as convertibles have performed well during periods of rising interest rates and inflation.

FUND NASDAQ SYMBOLS

A Shares	CAGCX
C Shares	CCGCX

I Shares	CXGCX

FUND CUSIP NUMBERS

A Shares	128120748
C Shares	128120730

I Shares	128120722

www.calamos.com	23

Calamos Global Convertible Fund

SECTOR WEIGHTINGS

Information Technology	26.5%
Consumer Discretionary	13.8

Communication Services	10.9
Financials	10.6

Health Care	10.1
Industrials	4.8

Real Estate	4.0
Materials	3.5

Consumer Staples	3.0
Utilities	2.4

Energy	1.5

Sector weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents, any government/sovereign bonds or broad based index hedging securities the Fund may hold.

contributor. In addition, our lack of participation in the UK assisted return. Conversely, selection in Emerging Asia was detrimental to the Fund’s performance. Specifically, China and Taiwan were leading detractors. In addition, security selection in Europe, the Middle East and Africa (EMEA) lost ground on a relative basis. Positions in Ghana hurt performance, as did our lack of exposure to Russia.

How is the Fund positioned?

We favor balanced convertibles that offer the most attractive opportunity given their combination of upside potential and downside risk mitigation. During the market retreat, we looked to take advantage of convertibles trading at discounts and sought issues poised to capture significant equity upside while also providing downside resilience. The market pullback created an opportunity to revisit several holdings that we had previously sold or trimmed when they had become overly equity sensitive. In addition, wider credit spreads and increased volatility spurred a significant increase in new convertible issues that provided attractive opportunities on a selective basis.

From a sector standpoint, the Fund’s largest weights reside within information technology and consumer discretionary on an absolute basis, while energy and utilities comprise the smallest weights. On a relative basis, the largest industry overweight positions include application software and real estate operating companies. Integrated telecommunication services and specialty chemicals are among the underweight industries.

Allocations to consumer discretionary and health care rose during the period with increased weights in hotels, resorts & cruise lines and health care equipment. By contrast, allocations to energy and financials decreased over the period with reductions to integrated oil & gas and asset management & custody banks.

What are your closing thoughts for Fund shareholders?

Our belief has always been that the flipside of volatility is opportunity and the recent drawdown of the market has provided significant opportunities going forward. We expect convertibles to benefit from narrowing credit spreads, the normalization of equity prices and richening convertible structural valuation. The convertible market has a relatively heavy amount in the growth areas of the market that we view as attractive—particularly in the technology and health care sectors.

We expect to see increased volatility as the global markets continue to sort through coronavirus impacts on all aspects of economic activity. Global monetary policy is extremely accommodative and the major central banks have taken aggressive actions to address the effects of reduced economic activity and high uncertainty. We believe that our focus on continually seeking to improve the overall risk/reward of the portfolio will serve investors well during the potentially challenging and volatile days ahead.

24	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Global Convertible Fund

GROWTH OF $1,000,000: SINCE INCEPTION (12/31/14) THROUGH 4/30/20

AVERAGE ANNUAL TOTAL RETURN† AS OF 4/30/20

	6 MONTHS	1 YEAR	5 YEARS	SINCE INCEPTION
Class A Shares – Inception 12/31/2014
Without Sales Charge	3.96%	6.02%	4.60%	5.10%
With Sales Charge	1.58	3.64	3.59	4.14
Class C Shares – Inception 12/31/2014
Without Sales Charge	3.55	5.14	3.81	4.31
With Sales Charge	2.55	4.14	3.81	4.31
Class I Shares – Inception 12/31/2014	4.10	6.20	4.85	5.37

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

As of the prospectus dated 2/28/20, the Fund’s gross expense ratio for Class A shares is 1.32%, Class C shares is 2.07% and Class I shares is 1.07%. The expense ratios shown above may differ from the more recent expense ratios reported in the Financial Highlights section of this report.

†

Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Performance shown includes the effects of an expense reimbursement that improved results and was in effect until October 31, 2017. Load-adjusted returns are adjusted for the maximum frontend sales load of 2.25% for Class A shares and returns for Class C shares have been adjusted for the contingent deferred sales charge (CDSC).

NOTES:

The Thomson Reuters Global Convertible Bond Index (USD) is designed to represent the global convertible market.

Unmanaged index returns assume reinvestment of any and all distributions and, unlike fund returns, do not reflect fees, expenses or sales charges. Investors cannot invest directly in an index.

The Fund’s use of derivative instruments involves investment risks and transaction costs to which the Fund would not be subject absent the use of these instruments and, accordingly, may result in losses greater than if they had not been used. Derivative instruments can be illiquid, may disproportionately increase losses and may have a potentially large impact on Fund performance.

www.calamos.com	25

Calamos Timpani Small Cap Growth Fund

OVERVIEW

The fund invests in the equity securities of small-capitalization companies with high, sustainable growth potential, which may exceed market expectations.

KEY FEATURES

◾	Combines fundamental research with the analysis of market estimates to identify the underestimated growth differential between a company’s business strength and market expectations of that strength.

◾	Pursues active management in a less followed investment space.

◾	Analyzes secular trends to uncover exploitable investment opportunities specific to small-cap companies.

PORTFOLIO FIT

Investing in small-cap companies is an important component of a diversified investment strategy. Smaller companies tend to experience greater growth and outperform larger companies.

FUND NASDAQ SYMBOLS

A Shares	CTASX
I Shares	CTSIX

R6 Shares	CTSOX

FUND CUSIP NUMBERS

A Shares	128120417
I Shares	128120391

R6 Shares	128120383

CALAMOS TIMPANI SMALL CAP GROWTH FUND

INVESTMENT TEAM DISCUSSION

How has the Fund performed?

For the six-month period ended April 30, 2020, Calamos Timpani Small Cap Growth Fund declined -2.04% (Class I shares at net asset value), outperforming the Russell 2000 Growth Index drop of -7.62%.

Since Class I shares inception on March 23, 2011, the Fund has returned 10.33% on an annualized basis, while the Russell 2000 Growth Index returned 8.78% over the same period. We believe these comparisons demonstrate the Fund’s ability to outdistance its benchmark over full market cycles.

What factors influenced performance during the reporting period?

An 11-year bull market in equities came to an abrupt halt during the period. COVID-19, which initially was viewed as more regional than global, overtook economics, politics, world health organizations and investors’ psyches. The events, decisions and results, which all had significant influence on Fund and market performance for the period, will be the topic of case studies in history books for years to come. Headlines referenced many “first,” “most” and “fastest” in terms of market history being made. Economic activity plummeted globally as governments mandated shutting down large swaths of their economies to “flatten the curve.” However, governments and central banks around the world also responded quickly with enormous fiscal and monetary relief. Equity markets cratered, as investors de-risked their portfolios in a sprint for the exits. The equity market dropped 34%, only to see a rapid rebound and 27% gain from market bottom to the end of the reporting period. The VIX Index, a measure of U.S. equity market volatility, began the period with a sanguine reading of 13, but registered an alarming 82 by mid-March 2020. To add to the drama, oil markets went into freefall as the Kingdom of Saudi Arabia and Russia engaged in an unfortunately timed price war, and at one point oil futures’ prices went negative. This was truly a remarkable period.

For the full reporting period, the Fund significantly outperformed the Russell 2000 Growth Index through strong security selection, though sector allocations were modestly additive as well. During the extreme market volatility, management was quite active in managing portfolio holdings. Specifically, we endeavored to improve overall quality by selling names that may have strong growth expectations, but in our view are more likely to fall prey to a skittish and skeptical market in light of economic conditions. In addition, we sought to add to positions that helped balance out cyclical and secular growth opportunities going forward.

The biggest contributors to the Fund’s relative performance were security selection and the overweight to the information technology sector. Fund holdings collectively provided a strongly positive return in technology, while the sector as a whole within the benchmark finished negative. Selection within the application software sector were stalwarts, as companies providing connectivity saw strength owing to the work-from-home and shelter-at-home mandates. Semiconductor and internet services & infrastructure names also saw strong gains. An underweight to the more cyclically oriented industrials sector also provided lift, and our security selection was strongly positive

26	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Timpani Small Cap Growth Fund

within industrial names. Investment in building products and aerospace & defense delivered strong returns, and avoiding problem areas such as airlines and employment services also added value. As mentioned previously, we increased fund holdings in industrials during the period in an effort to take advantage of heavily discounted growth opportunities in some cyclical areas.

Security selection and an underweight position in health care detracted from relative performance during the period. An underweight to the strong performing biotechnology industry was another impediment, as the Fund missed some strong performers. For example, the biotech space drew significantly more interest during the health pandemic. While there may be strong growth for the names, often the outcomes for speculative health care businesses is a bit of a coin flip depending on trial testing results. An underweight and selection within pharmaceuticals also hurt, as did security selection and an overweight to consumer discretionary names. Stock picks in homebuilding struggled during the period, and we trimmed or exited certain investments in the space. Automotive retail also proved a difficult space during the period and detracted from relative performance.

How is the Fund positioned?

We remain tilted toward secular growth but have some select exposure to high-quality cyclical names as well. We are optimistic with regard to overcoming the health issues, re-opening our economy, and opportunity for strong growth businesses. However, given the macro uncertainty and many moving parts involved, this diversification is especially prudent. Increasing the Fund’s allocation to industrials was the biggest change during the period relative to benchmark weights, and many of these names fit the bill for higher-potential cyclical opportunities. Furthermore, the Fund has increased its stake in information technology names since the beginning of the period. The sector is the Fund’s largest absolute weight and the Funds largest overweight relative to the benchmark. Information technology stocks themselves represent a diverse mix of secular and cyclical growth opportunities. Many of the company’s we hold saw increases in customer acquisition, largely due to their use of technology.

What closing thoughts do you have for Fund shareholders?

After the market sell-off and as government and central bankers introduced measures to help alleviate the self-imposed economic contraction, investors began to prognosticate on the eventual shape of the rebound, using a wide range of letters and shapes as descriptors: V, U, L, square root sign, etc. The thought is that the shape and magnitude of the economic rebound will shape the market leadership moving forward. In light of so much uncertainty, we have added some cyclical growth opportunities to our portfolio of strong and underestimated growth names. Small cap stocks, in general, have lacked the attention that their large cap brethren have enjoyed. The small cap universe offers the same compelling growth stories and themes as the broad market leaders: technology for personal and corporate connectivity, security solutions, as well as health care. All the while, small cap stocks trade at relative discounts to their large cap growth peers. We believe that this combination speaks to a great opportunity for investors going forward, no matter the eventual shape of the rebound. We are confident that the efforts of health care companies and the medical community, along with the incredible level of fiscal and monetary support will enable economies and markets to recover, and will reward those business managing to opportunities and needs.

SECTOR WEIGHTINGS

Information Technology	30.7%
Health Care	27.3

Industrials	15.0
Consumer Discretionary	12.3

Financials	7.4
Communication Services	3.9

Consumer Staples	2.0
Real Estate	0.6

Sector weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents, any government/sovereign bonds or broad based index hedging securities the Fund may hold.

www.calamos.com	27

Calamos Timpani Small Cap Growth Fund

GROWTH OF $1,000,000: SINCE INCEPTION THROUGH 4/30/20

AVERAGE ANNUAL TOTAL RETURN† AS OF 4/30/20

	6 MONTHS	1 YEAR	5 YEARS	SINCE INCEPTION
Class A Shares (With Predecessor) – Inception 1/6/2014
Without Sales Charge	-2.18%	-7.33%	6.62%	5.85%
With Sales Charge	-6.82	-11.72	5.59	5.03
Class I Shares (With Predecessor) – Inception 3/23/2011
Without Sales Charge	-2.04	-7.05	7.03	10.33
Class R6 Shares – Inception 6/1/2019	-2.00			-2.68

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

As of the prospectus dated 2/28/20, the Fund’s gross expense ratio for Class A shares is 1.38%, Class I shares is 1.14% and Class R6 shares is 1.10%. The Fund’s investment adviser has contractually agreed to reimburse Fund expenses through March 1, 2022, to the extent necessary so that Total Annual Fund Operating Expenses of Class A shares and Class I shares are limited to 1.30% and 1.05% of average net assets, respectively. The Fund’s investment adviser has contractually agreed to limit the Fund’s annual ordinary operating expenses for Class R6 shares (as a percentage of average net assets) to 1.05% less the Fund’s annual sub-transfer agency ratio (the aggregate sub-transfer agency fees of the Fund’s other share classes divided by the aggregate average annual net assets of the Fund’s other share classes). For purposes of these expense limitations, operating expenses do not include taxes, interest, short interest, short dividend expenses, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, if any. Calamos Advisors may recapture previously waived expense amounts within the same fiscal year for any day where the respective share class’s expense ratio falls below the contractual expense limit up to the expense limit for that day. This undertaking is binding on Calamos Advisors and any of its successors and assigns. This agreement is not terminable by either party. The expense ratios shown above may differ from the more recent expense ratios reported in the Financial Highlights section of this report.

†

Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Load-adjusted returns are adjusted for the maximum front-end sales load of 4.75% for Class A shares.

NOTES:

Effective as of the close of business on May 31, 2019, the Fund acquired all of the assets, subject to the liabilities, of the Timpani Small Cap Growth Fund (the “Predecessor Fund”) through a tax-free reorganization (the “Reorganization”). Pursuant to the Reorganization of the Predecessor Fund into the Fund, Class Y shareholders of the Predecessor Fund received Class A shares of the Fund, and Service Class and Institutional Class shareholders of the Predecessor Fund each received Class I shares of the Fund. As a result of the Reorganization, the Fund adopted the performance and financial history of the Predecessor Fund. Accordingly, the performance shown in the average annual total return table above for periods prior to the commencement of the Fund’s operations on June 1, 2019 is the performance of the Predecessor Fund. The Fund has the same investment objective, strategy and portfolio manager as the Predecessor Fund. As a result, the performance of the Fund would have been substantially similar to that of the Predecessor Fund.

The graphs do not reflect the income taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

The Russell 2000 Growth Index is a composite of small cap companies located in the U.S. that also exhibit a growth probability.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

28	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Timpani SMID Growth Fund

CALAMOS TIMPANI SMID GROWTH FUND

INVESTMENT TEAM DISCUSSION

How has the Fund performed?

For the six-month period ended April 30, 2020, Calamos Timpani SMID Growth Fund delivered a slight decline of -0.11% (Class I Shares at net asset value) versus a drop of -3.96% for the Russell 2500 Growth Index.

The Fund owed its outperformance to a combination of security selection and sector positioning during a turbulent market.

What factors influenced performance during the reporting period?

An 11-year bull market in equities came to an abrupt halt during the period. COVID-19, which initially was viewed as more regional than global, overtook economics, politics, world health organizations and investors’ psyches. The events, decisions and results, which all had significant influence on Fund and market performance for the period, will be the topic of case studies in history books for years to come. Headlines referenced many “first,” “most” and “fastest” in terms of market history being made. Economic activity plummeted globally as governments mandated shutting down large swaths of their economies to “flatten the curve.” However, governments and central banks around the world also responded quickly with enormous fiscal and monetary relief. Equity markets cratered, as investors de-risked their portfolios in a sprint for the exits. The equity market dropped 34%, only to see a rapid rebound and 27% gain from market bottom to the end of the reporting period. The VIX Index, a measure of U.S. equity market volatility, began the period with a sanguine reading of 13, but registered an alarming 82 by mid-March 2020. To add to the drama, oil markets went into freefall as the Kingdom of Saudi Arabia and Russia engaged in an unfortunately timed price war, and at one point oil futures’ prices went negative. This was truly a remarkable period.

Investors showed a clear preference for growth stocks, with the Russell 2500 Growth Index’s -3.96% return significantly outpacing the Russell 2500 Value Index decline of -21.89%. Many of the businesses that had been leading the U.S. equity market prior to COVID-19 saw their relative business prospects actually accelerate in light of the economic and social conditions of the pandemic. Health care and innovated health care solutions, solutions for working, studying and shopping from home were all market favorites for the period. Within the Russell 2500 Growth Index, health care (+17%) and information technology (+3%) were the lone sectors that performed positively and led the broad index. Energy (-45%) was the biggest laggard, with real estate (-21%), industrials (-19%), consumer discretionary (-15%), materials (-15%), utilities (-12%), consumer staples (-11%), financials (-10%) and communication services (-10%) also trailing the overall index.

For the full reporting period, the Fund significantly outperformed the Russell 2500 Growth Index through strong security selection, though sector allocations were additive as well. During the extreme market volatility, management was quite active in managing portfolio holdings. Specifically, we endeavored to improve overall quality by selling names that may have strong growth expectations, but in our view are more likely to fall prey to a skittish and skeptical market in light of economic conditions. In addition, we sought to add to positions that helped balance out cyclical and secular growth opportunities going forward.

OVERVIEW

The fund invests in the equity securities of small- and mid-capitalization (SMID) companies with high, sustainable growth potential, which may exceed market expectations.

KEY FEATURES

◾	Combines fundamental research with the analysis of market estimates to identify the underestimated growth differential between a company’s business strength and market expectations of that strength.

◾	Pursues active management in a less followed investment space.

◾	Analyzes secular trends to uncover exploitable investment opportunities specific to small- and mid-cap companies.

PORTFOLIO FIT

Investing in SMID companies is an important component of a diversified investment strategy. Small-to-midsize companies tend to experience greater growth and outperform larger companies.

FUND NASDAQ SYMBOLS

A Shares	CTAGX
I Shares	CTIGX

R6 Shares	CTOGX

FUND CUSIP NUMBERS

A Shares	128120375
I Shares	128120367

R6 Shares	128120359

www.calamos.com	29

Calamos Timpani SMID Growth Fund

SECTOR WEIGHTINGS

Information Technology	36.1%
Health Care	25.1

Industrials	12.6
Consumer Discretionary	12.3

Financials	7.0
Communication Services	4.1

Consumer Staples	1.6
Real Estate	0.6

Asset Allocation weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents, any government/sovereign bonds or broad based index hedging securities the Fund may hold.

The biggest contributors to the Fund’s relative performance were security selection and the overweight to information technology. Names within the application software sector were stalwarts, as companies providing connectivity saw strength owing to the work-from-home and shelter-at-home mandates. Semiconductor and internet services & infrastructure names also saw strong gains. Security selection within industrials was another robust contributor for the period, and an underweight to the more cyclically oriented sector proved beneficial. Investments in research & consulting services and aerospace & defense delivered strong returns, and avoiding problem areas such as airlines added return. As mentioned previously, we increased fund holdings in industrials during the period in an effort to take advantage of heavily discounted growth opportunities in some cyclical areas.

Security selection in consumer discretionary names was a drag on relative performance. Stock picks in homebuilding struggled during the period, and we trimmed or exited certain investments in the space. Automotive retail also proved a difficult space for the period and detracted from relative performance. A modest overweight position to the energy sector detracted from relative performance during the period, as the energy sector struggled with rapidly declining oil prices and decreased demand. Due to the macro and sector headwinds, securities we sold in favor of better opportunities elsewhere.

How is the Fund positioned?

We remain tilted toward secular growth but have some select exposure to high quality cyclical names as well. We are optimistic with regard to overcoming the health issues, re-opening our economy, and opportunity for strong growth businesses. However, given the macro uncertainty and many moving parts, diversification is especially prudent. The Fund increased its stake in information technology names since the beginning of the period. The sector is the Fund’s largest absolute weight and its largest overweight relative to the benchmark. Information technology stocks themselves represent a diverse mix of secular and cyclical growth. Many of the companies we hold saw increases in customer acquisition, largely due to the increase reliance on technology to complete tasks remotely. The Fund also increased weights to health care, utilities and industrials during the period relative to benchmark weights, providing a mix of secular and cyclical growth opportunities.

What closing thoughts do you have for Fund shareholders?

After the market sell-off and as government and central bankers introduced measures to help alleviate the self-imposed economic contraction, investors began to prognosticate on the eventual shape of the rebound, using a wide range of letters and shapes as descriptors: V, U, L, square root sign, etc. The thought being that the shape and magnitude of the economic rebound will shape the market leadership moving forward. In light of so much uncertainty, we have added some cyclical growth opportunities to our portfolio of strong and underestimated growth names. Small- to mid-cap stocks, in general, have lacked the attention that their large cap brethren have enjoyed. The small- to mid-cap universe offers the same compelling growth stories and themes the broad market leaders: technology for personal and corporate connectivity, security solutions, as well as health care. All the while, these stocks trade at relative discounts to their large-cap growth peers. We believe that this combination speaks to a great opportunity for investors going forward, no matter the eventual shape of the rebound. We are confident that the efforts of health care companies and the medical community, along with the incredible level of fiscal and monetary support will enable economies and markets to recover, and will reward those business managing to opportunities and needs.

30	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Timpani SMID Growth Fund

GROWTH OF $1,000,000: SINCE INCEPTION THROUGH 4/30/20

AVERAGE ANNUAL TOTAL RETURN† AS OF 4/30/20

	6 MONTHS	SINCE INCEPTION
Class A Shares – Inception 7/31/19
Without Sales Charge	-0.22%	-10.10%
With Sales Charge	-4.97	-14.38
Class I Shares – Inception 7/31/19
Without Sales Charge	-0.11	-9.90
Class R6 Shares – Inception 7/31/2019	-0.22	-10.00

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

As of the prospectus dated 2/28/20, the Fund’s gross expense ratio for Class A shares is 3.42%, Class I shares is 3.17% and Class R6 shares is 3.16%. The Fund’s investment adviser has contractually agreed to reimburse Fund expenses through March 1, 2022 to the extent necessary so that Total Annual Fund Operating Expenses of Class A shares and Class I shares are limited to 1.35% and 1.10% of average net assets, respectively. The Fund’s investment adviser has contractually agreed to limit the Fund’s annual ordinary operating expenses for Class R6 shares (as a percentage of average net assets) to 1.10% less the Fund’s annual sub-transfer agency ratio (the aggregate subtransfer agency fees of the Fund’s other share classes divided by the aggregate average annual net assets of the Fund’s other share classes). For purposes of these expense limitations, operating expenses do not include taxes, interest, short interest, short dividend expenses, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, if any. Calamos Advisors may recapture previously waived expense amounts within the same fiscal year for any day where the respective share class’s expense ratio falls below the contractual expense limit up to the expense limit for that day. This undertaking is binding on Calamos Advisors and any of its successors and assigns. This agreement is not terminable by either party. The expense ratios shown above may differ from the more recent expense ratios reported in the Financial Highlights section of this report.

†

Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Load-adjusted returns are adjusted for the maximum front-end sales load of 4.75% for Class A shares.

NOTES:

The graphs do not reflect the income taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

The Russell 2500 Growth Index measures the performance of the small to mid-cap growth segment of the U.S. equity universe. It includes those Russell 2500 companies with higher growth earning potential. The Russell 2500 Growth Index is published and maintained by FTSE Russell.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

www.calamos.com	31

Calamos Growth Fund

OVERVIEW

The Fund invests in the equities of U.S. companies from a range of market capitalizations that we believe offer the best potential for growth.

KEY FEATURES

◾	Utilizes more than two decades of extensive research experience in growth investing.

◾	Active management focuses on top-down views and bottom-up fundamentals.

◾	Research-driven approach identifies opportunities by combining top-down analysis with a focus on key growth characteristics.

PORTFOLIO FIT

This actively managed Fund seeks to provide attractive returns through its emphasis on higher growth companies primarily in large and mid-cap arenas.

FUND NASDAQ SYMBOLS

A Shares	CVGRX
C Shares	CVGCX

I Shares	CGRIX

FUND CUSIP NUMBERS

A Shares	128119302
C Shares	128119856

I Shares	128119807

CALAMOS GROWTH FUND

INVESTMENT TEAM DISCUSSION

How has the Fund performed?

For the six-month period ended April 30, 2020, Calamos Growth Fund returned -1.53% (Class I shares at net asset value) versus the S&P 1500 Growth Index return of 2.88%. By way of comparison, the broad equity market, as measured by the S&P 500 Index, declined -3.16% for the same period.

Since the Class I shares inception on September 18, 1997, the Fund has returned 10.53% on an annualized basis. The S&P 1500 Growth Index, the primary benchmark, returned 7.84% over the same period, and the S&P 500 Index returned 7.09%. We believe these comparisons demonstrate the Fund’s ability to outdistance the growth and broad indexes over full market cycles.

What factors influenced performance over the period?

An 11-year bull market in equities came to an abrupt halt during the period. COVID-19, which initially was viewed as more regional than global, overtook economics, politics, world health organizations and investors’ psyches. The events, decisions and results, which all had significant influence on Fund and market performance for the period, will be the topic of case studies in history books for years to come. Headlines referenced many “first,” “most” and “fastest” in terms of market history being made. Economic activity plummeted globally as governments mandated shutting down large swaths of their economies to “flatten the curve.” However, governments and central banks around the world also responded quickly with enormous fiscal and monetary relief. Equity markets cratered, as investors de-risked their portfolios in a sprint for the exits. The equity market dropped 34%, only to see a rapid rebound and 27% gain from market bottom to the end of the reporting period. The VIX Index, a measure of U.S. equity market volatility, began the period with a sanguine reading of 13, but registered an alarming 82 by mid-March 2020. To add to the drama, oil markets went into freefall as the Kingdom of Saudi Arabia and Russia engaged in an unfortunately timed price war, and at one point oil futures’ prices went negative. This was truly a remarkable period.

Investors showed a clear preference for growth stocks, as the S&P 1500 Growth Index returned 2.88% significantly outpacing the S&P 1500 Value Index’s decline of -12.48%. Many of the businesses that had been leading the U.S. equity market prior to COVID-19 saw their relative business prospects actually accelerate in light of economic and social conditions. Companies that provide connectivity for working from home, home entertainment, retail delivery, and innovative health care solutions were all market favorites for the period. Within the growth benchmark, information technology (+10%), consumer discretionary (+7%), health care (+7%) and communication services (+6%) all led the market. Energy (-32%) was the biggest laggard, with industrials (-14%), materials (-11%), financials (-10%), real estate (-8%), utilities (-8%) and consumer staples (-5%) also trailing the overall index.

While market leadership was narrow, the Fund benefitted from owning the benchmark index’s top-five contributors as well as the top-five names by market capitalization. However, overall the Fund lagged the benchmark index largely due to selection among industrial names in aerospace and defense as well as airlines. We believed they had

32	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Growth Fund

been overly discounted and subsequent improvements from low levels would reward stock prices. An overweight to the industrials sector also weighed on relative performance, though we reduced this overweight during the period. The brunt of this relative performance drop occurred during the market’s historic sell-off in early March, when investors were most pessimistic about future economic growth prospects. Prior to this sell-off, Fund performance was tightly in-line with the benchmark index, and it should be noted that the Fund’s relative performance improved before the market itself bottomed out.

An underweight to the information technology sector was also a drag on relative performance. We chose to underweight the sector due to concerns regarding the higher, stretched valuations that it commanded as a market favorite for a considerable period of time. Taking it to the next level, we began to believe that this consensus view was introducing market fragility, and while there certainly was fragility in the equity markets, the market leaders seemed largely immune to the volatility. The Fund reduced its underweight to information technology during the period by adding select names within the application software and semiconductors industries.

The Fund benefitted from strong stock selection and an overweight to the consumer discretionary sector. Online purchases and deliveries took on greater importance as shelter-at-home and store shutdowns put greater emphasis on that business model. Selection in internet retail was strongly additive to relative performance. Avoiding traditional brick and mortar retail while owning strongly performing apparel also benefitted performance within the sector. A significant underweight to the real estate sector and an overweight to health care were also additive to results during the period.

How is the Fund positioned?

We seek to invest in U.S. companies that we believe have the best prospects for sustainable and high relative growth. The Fund offers a diversified approach and participates in long-term growth trends by focusing on companies with solid fundamentals, and strong growth catalysts, while being mindful of valuations. The portfolio remains broadly diversified with a mix of secular and cyclical growth holdings. As mentioned, some of the key themes driving business before the pandemic took on more precedence during the crisis, and many were especially pronounced within the information technology sector. Connectivity, data storage, and online retail remain key themes and there are many businesses in these spaces that offer strong growth prospects, even in less-certain economic times. The Fund added to information technology investments during the period, making it the Fund’s largest sector weight. Consumer discretionary represents the Fund’s second largest sector by portfolio weight, and is an overweight position relative to the growth benchmark. Within the sector, the Fund owns strong secular growth businesses but also some cyclical growth opportunities. Additionally, the Fund is overweight to the industrials sector where, despite a rebound toward the end of the period, an overly pessimistic consensus view has created favorable risk/reward opportunities.

What closing thoughts do you have for Fund shareholders?

“There are decades where nothing happens; and there are weeks where decades happen.”—Vladimir Lenin.

Maybe decades didn’t elapse in the last few weeks of the period, but it certainly felt like it. While the mood was incredibly dour in mid-March, the market has impressively

SECTOR WEIGHTINGS

Information Technology	34.7%
Consumer Discretionary	17.0

Communication Services	12.9
Industrials	11.5

Health Care	10.3
Financials	4.9

Consumer Staples	4.4
Materials	1.5

Real Estate	1.2
Energy	0.5

Other	0.4

Asset Allocation weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents, any government/sovereign bonds or broad based index hedging securities the Fund may hold.

www.calamos.com	33

Calamos Growth Fund

been able to look through the economic slowdown toward a potential path of recovery. The U.S. government and governments around the world have thrown tremendous amounts of monetary and fiscal policy at the problem, in an effort not to repeat the same mistakes they made responding to the Great Financial Crisis of 2008. Businesses that had footholds in areas that consumers, businesses and governments consider necessary only strengthened their relative positions through this economic and health crisis. While we are not out of the woods yet, society will find a way forward. Despite many risks, such as a second wave of infection or other yet unforeseen obstacles to re-opening our economy, we believe that U.S. growth businesses are attractive investment opportunities in a low-growth, low-interest-rate environment. There may be some cyclical growth opportunities in the near-term, and we have diversified the portfolio to include what we consider some of the best candidates.

ANNUALIZED RETURN: SINCE INCEPTION (9/18/97) THROUGH 4/30/20

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted.

The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by visiting www.calamos.com. Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average. All performance shown assumes reinvestment of dividends and capital gains distributions. Performance is for the Fund’s Class I shares at net asset value. The Fund also offers Class A and Class C shares, the performance of which may vary. Source: State Street Corporation and Lipper, Inc.

*	Annual returns for Class I shares are provided because Class I shares represent the largest percentage of assets in the Calamos Family of Funds.

34	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Growth Fund

GROWTH OF $1,000,000: FOR THE 10-YEAR PERIOD ENDED 4/30/20

AVERAGE ANNUAL TOTAL RETURN† AS OF 4/30/20

	6 MONTHS	1 YEAR	5 YEARS	10 YEARS
Class A Shares – Inception 9/4/90
Without Sales Charge	-1.67%	0.38%	6.88%	9.08%
With Sales Charge	-6.35	-4.37	5.84	8.55
Class C Shares – Inception 9/3/96
Without Sales Charge	-2.06	-0.37	6.08	8.27
With Sales Charge	-2.89	-1.21	6.08	8.27
Class I Shares – Inception 9/18/97	-1.53	0.66	7.15	9.36

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

As of the prospectus dated 2/28/20, the Fund’s gross expense ratio for Class A shares is 1.35%, Class C shares is 2.13% and Class I shares is 1.10%. The expense ratios shown above may differ from the more recent expense ratios reported in the Financial Highlights section of this report.

†

Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Performance shown reflects the effects of an expense reimbursement that improved results and was in effect until March 31, 2000. Load-adjusted returns are adjusted for the maximum front-end sales load of 4.75% for Class A shares and returns for Class C have been adjusted for the contingent deferred sales charge (CDSC).

NOTES:

The graphs do not reflect the income taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

The S&P 1500 Growth Index consists of the growth segment of the securities found in the S&P 1500 Index. The S&P 1500 combines the S&P 500, S&P MidCap 400 and the S&P SmallCap 600.

The S&P 500 Index is an unmanaged index generally considered representative of the U.S. stock market.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

www.calamos.com	35

Calamos Growth and Income Fund

OVERVIEW

The Fund invests primarily in U.S. equity and convertible securities in an attempt to balance risk/reward while providing growth and income.

KEY FEATURES

◾	Leverages more than four decades of research experience combining equities and convertible holdings to provide equity-like participation.

◾	Provides a core holding option that aims to maintain a consistent risk posture throughout the market cycle.

◾	Research-driven approach identifies opportunities by combining top-down analysis with a focus on key growth characteristics.

PORTFOLIO FIT

The Fund can provide a long-term core equity allocation, which exhibits potentially lower volatility and delivers attractive income.

FUND NASDAQ SYMBOLS

A Shares	CVTRX
C Shares	CVTCX

I Shares	CGIIX

FUND CUSIP NUMBERS

A Shares	128119104
C Shares	128119831

I Shares	128119872

CALAMOS GROWTH AND INCOME FUND

INVESTMENT TEAM DISCUSSION

How has the Fund performed?

For the six-month period ended April 30, 2020, Calamos Growth and Income Fund returned -1.25% (Class I shares at net asset value) versus a drop of -3.16% for the S&P 500 Index, capturing 40% of the equity market’s decline. The ICE BofA All U.S. Convertibles ex Mandatory Index registered a gain of 2.50% for the period. We manage this Fund with the goal of achieving upside equity participation and potential downside risk mitigation over full market cycles. Since its Class I shares inception on September 18, 1997, the Fund gained 9.12% on an annualized basis versus a 7.09% return for the S&P 500 Index and 7.55% return for the ICE BofA All U.S. Convertibles ex Mandatory Index.

Please discuss the Fund’s lower-volatility characteristics.

We believe the Fund’s historical lower-volatility characteristics are a byproduct of our focus on participating in equity market upside with less volatility than the market as a whole. Beta is one popular statistic for measuring volatility. Beta considers a fund’s historic volatility versus the market, which is assigned a beta of 1.0. A fund with half the volatility of the market would have a beta of 0.5, while a fund with a beta of 2.0 would have been twice as volatile as the market. Since its inception, the Fund has had a beta of 0.74 (Class I shares) versus the S&P 500 Index. The Fund, therefore, outperformed the broader equity market, as measured by the S&P 500 Index, with less volatility than the equity market. Please note that past performance does not indicate future results and that beta is one of many measures of risk.

What factors influenced performance during the reporting period?

An 11-year bull market in equities came to an abrupt halt during the period. COVID-19, which initially was viewed as more regional than global, overtook economics, politics, world health organizations and investors’ psyches. The events, decisions and results, which all had significant influence on Fund and market performance for the period, will be the topic of case studies in history books for years to come. Headlines referenced many “first,” “most” and “fastest” in terms of market history being made. Economic activity plummeted globally as governments mandated shutting down large swaths of their economies to “flatten the curve.” However, governments and central banks around the world also responded quickly with enormous fiscal and monetary relief. Equity markets cratered, as investors de-risked their portfolios in a sprint for the exits. The equity market dropped 34%, only to see a rapid rebound and 27% gain from market bottom to the end of the reporting period. The VIX Index, a measure of U.S. equity market volatility, began the period with a sanguine reading of 13, but registered an alarming 82 by mid-March 2020. To add to the drama, oil markets went into freefall as the Kingdom of Saudi Arabia and Russia engaged in an unfortunately timed price war, and at one point oil futures’ prices went negative. This was truly a remarkable period.

Investors showed a clear preference for growth stocks, as the S&P 500 Growth Index returned 4.18%, significantly outpacing the S&P 500 Value Index’s decline of -11.48%. Many of the businesses that had been leading the U.S. equity market prior to COVID-19 saw their relative business prospects actually accelerate in light of economic and social conditions. Connectivity for working remotely, home entertainment, retail

36	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Growth and Income Fund

delivery, and innovative health care solutions were all market favorites for the period. Within the S&P 500 Index, information technology (+11%), health care (+8%), consumer discretionary (+2%), communication services (+1%) and consumer staples (-3%) all led the market. Energy (-30%) was the biggest laggard, with financials (-19%), industrials (-18%), real estate (-12%), utilities (-8%) and materials (-8%) also trailing the overall index return.

For the full reporting period, the Fund was able to outperform the S&P 500 Index by staying broadly in line with the equity market during the first four months of the period, but retaining its value significantly better than the equity market during the sharp and sudden downturn. The Fund was quite active in utilizing options and the convertible market in order to manage the risk/reward of the total portfolio. Volatility pricing, or option pricing, was actually quite affordable before this historic turn in equity and risk assets. Overall, security selection was strongly additive, while sector allocations were modestly helpful.

The biggest benefactor to the Fund’s relative performance was security selection and the overweight to the consumer discretionary sector. Security selection was strongest in more cyclically sensitive areas within consumer discretionary names, where convertible securities performed well within automobile manufacturers, as well as hotels, resorts & cruise lines. These securities proved an attractive way to access these areas, though the Fund exited them ahead of the market downturn. The portfolio’s overweight in internet retail was also additive, as this industry clearly benefited from the recent circumstances. Another sector that provided a relative benefit for the Fund was energy. The Fund’s underweight to energy supported relative performance, as energy was bar none the market’s worst performer by sector. In addition, issue selection was additive as the Fund favored some of the better relative performers and avoided other issuers that underperformed.

As for detractors, the Fund’s selection and underweight to health care was a negative during the period. Fund holdings within the pharmaceuticals and biotechnology sectors performed well with positive returns overall for the period, but lagged those of the S&P 500 Index. The Fund did reduce the underweight to health care slightly during the period. Holdings in information technology were another relative detractor to performance. Again, the holdings overall performed very well, delivering positive returns, but slightly lagged those of the S&P 500 Index for the period. A modest underweight to technology was also a detriment.

How is the Fund positioned?

While always very risk conscious, the Fund maintains a relatively optimistic position when it comes to equity market risks. While the high cash flow generating growth businesses may continue to do well in light of current trends, we are also mindful that more short-term cyclical opportunities need to be considered as well. As such, we have struck a balance of cyclical and secular growth opportunities, utilizing convertible securities to help us achieve what we believe to be a better risk/reward positioning. Based on our view that the U.S. equity market may be volatile but upward trending, we position the portfolio with the goal of participating in the U.S. equity market’s upside, while resisting market declines and downside volatility. We believe that actively managing equity market risks by blending equity and convertible securities allows us to construct a portfolio that can provide equity-like returns with significantly less volatility and equity beta over full market cycles. The Fund maintains a diversified portfolio with modest differences in sector weights. We are most attracted to dominant businesses

SECTOR WEIGHTINGS

Information Technology	25.1%
Health Care	14.0

Consumer Discretionary	12.4
Communication Services	11.4

Industrials	10.2
Financials	9.8

Consumer Staples	5.6
Utilities	4.0

Real Estate	2.4
Energy	2.4

Other	1.1
Materials	1.0

Asset Allocation weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents, any government/sovereign bonds or broad based index hedging securities the Fund may hold.

www.calamos.com	37

Calamos Growth and Income Fund

that have the capital and resources to not only survive, but also thrive in this new paradigm. Health care and safety will be paramount, and businesses that address those needs are attractive in our view. The use of data, connectivity and virtualization are also themes that should benefit going forward long after the pandemic fades.

Please discuss the Fund as a source for income and total distribution yield.

The Fund’s risk-conscious approach and broad investment universe have contributed to an annual distribution history that we believe is compelling. In addition to convertible securities, our team often identifies opportunities in dividend-paying stocks. By investing in these names as well as more growth-oriented stocks, we can pursue a potentially lower-volatility outcome that also supports an attractive distribution stream.

What closing thoughts do you have for Fund shareholders?

In our view, an investment strategy such as Calamos Growth and Income Fund makes the most sense in more volatile markets—although no one could have predicted the turn of events that we have witnessed over the past six months. Investors quickly de-risked as news flow continued to go increasingly south. However, subsequently, and amazingly quickly, investors were able to incorporate strong government support with diminished growth expectations and move forward once again. Market timing has consistently proven to be difficult at best and requires two extremely well timed decisions. We believe our strategy can help investors worry less about market timing by managing the up and down cycles through our differentiated approach to equity markets. We believe that collectively, we will be able to persevere through this pandemic and, as such, keep an eye toward growth. That said, there are significant potential risks associated with the reopening of global economies, the main danger being a secondary wave of infections. To that end, we will position the portfolio aiming to capture significant equity market opportunities in secular and cyclical growth business, while being mindful of downside resilience as risk management must be a continual focus.

ANNUALIZED RETURN: SINCE INCEPTION (9/18/97) THROUGH 4/30/20

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted.

The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by visiting www.calamos.com. Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average. All performance shown assumes reinvestment of dividends and capital gains distributions. Performance is for the Fund’s Class I shares at net asset value. The Fund also offers Class A and Class C shares, the performance of which may vary. Source: State Street Corporation and Lipper, Inc.

*	Annual returns for Class I shares are provided because Class I shares represent the largest percentage of assets in the Calamos Family of Funds.

38	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Growth and Income Fund

GROWTH OF $1,000,000: FOR 10-YEAR PERIOD ENDED 4/30/20

AVERAGE ANNUAL TOTAL RETURN† AS OF 4/30/20

	6 MONTHS	1 YEAR	5 YEARS	10 YEARS
Class A Shares – Inception 9/22/88
Without Sales Charge	-1.40%	1.33%	7.08%	7.74%
With Sales Charge	-6.10	-3.48	6.04	7.22
Class C Shares – Inception 8/5/96
Without Sales Charge	-1.75	0.57	6.26	6.93
With Sales Charge	-2.71	-0.41	6.26	6.93
Class I Shares – Inception 9/18/97	-1.25	1.60	7.34	8.01

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

As of the prospectus dated 2/28/20, the Fund’s gross expense ratio for Class A shares is 1.10%, Class C shares is 1.86% and Class I shares is 0.86%. The expense ratios shown above may differ from the more recent expense ratios reported in the Financial Highlights section of this report.

†

Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Load-adjusted returns are adjusted for the maximum front-end sales load of 4.75% for Class A shares and returns for Class C shares have been adjusted for the contingent deferred sales charge (CDSC).

NOTES:

The graphs do not reflect the income taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

The S&P 500 Index is an unmanaged index generally considered representative of the U.S. stock market. Source: Lipper, Inc.

The ICE BofAML All U.S. Convertibles ex Mandatory Index represents the U.S. convertibles securities market excluding mandatory convertibles.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

www.calamos.com	39

Calamos Dividend Growth Fund

OVERVIEW

The Fund invests in companies that we believe have the ability to increase dividends over time, either through increasing profits or more efficient use of capital.

KEY FEATURES

◾	Employs bottom-up stock picking and a benchmark-agnostic approach.

◾	Focuses on good businesses with solid cash flows and value prices.

PORTFOLIO FIT

The Fund may be suitable for investors seeking a regular stream of income and dividend-paying equity investments that tend to be less volatile than non-dividend payers.

FUND NASDAQ SYMBOLS

A Shares	CADVX
C Shares	CCDVX

I Shares	CIDVX

FUND CUSIP NUMBERS

A Shares	128120839
C Shares	128120821

I Shares	128120813

CALAMOS DIVIDEND GROWTH FUND

INVESTMENT TEAM DISCUSSION

How has the Fund performed?

For the six-month period ended April 30, 2020, Calamos Dividend Growth Fund returned -3.32% (Class I shares at net asset value), performing broadly in line with the S&P 500 Index return of -3.16%. The Fund outperformed the Morningstar Large Blend category average of -5.96% and ranked in the 31st percentile (1-year).*

What factors influenced performance during the reporting period?

An 11-year bull market in equities came to an abrupt halt during the period. COVID-19, which initially was viewed as more regional than global, overtook economics, politics, world health organizations and investors’ psyches. The events, decisions and results, which all had significant influence on Fund and market performance for the period, will be the topic of case studies in history books for years to come. Headlines referenced many “first,” “most” and “fastest” in terms of market history being made. Economic activity plummeted globally as governments mandated shutting down large swaths of their economies to “flatten the curve.” However, governments and central banks around the world also responded quickly with enormous fiscal and monetary relief. Equity markets cratered, as investors de-risked their portfolios in a sprint for the exits. The equity market dropped 34%, only to see a rapid rebound and 27% gain from market bottom to the end of the reporting period. The VIX Index, a measure of U.S. equity market volatility, began the period with a sanguine reading of 13, but registered an alarming 82 by mid-March 2020. To add to the drama, oil markets went into freefall as the Kingdom of Saudi Arabia and Russia engaged in an unfortunately timed price war, and at one point oil futures’ prices went negative. This was truly a remarkable period.

Investors showed a clear preference for growth stocks, with the S&P 500 Growth Index’s 4.18% return significantly outpacing the S&P 500 Value Index decline of -11.48%. Many of the businesses that had been leading the U.S. equity market prior to the COVID-19 crisis saw their relative business prospects actually accelerate in light of economic and social conditions. Companies that provide connectivity for working from home, home entertainment, retail delivery, and innovative health care solutions were all market favorites for the period. Within the S&P 500 Index, information technology (+11%), health care (+8%), consumer discretionary (+2%), communication services (+1%) and consumer staples (-3%) all led the market. Energy (-30%) was the biggest laggard, with financials (-19%), industrials (-18%), real estate (-12%), utilities (-8%) and materials (-8%) also trailing the overall index.

The Fund benefitted from owning high-quality growth stocks and avoiding more cyclically oriented stocks in the consumer discretionary sector. Selection and an overweight to internet & direct marketing retail was additive to relative performance as current social and economic conditions consolidated many of the advantages businesses had in this arena. Avoiding the struggling luxury goods space also helped within the consumer discretionary sector. Strong security selection and an underweight

*

Data is as of 4/30/20. Morningstar category percentile rankings are based on annualized total returns for the 1-year, 3-year and 5-year periods. Calamos Dividend Growth Fund Class I Shares were in the 31st, 32nd and 40th percentiles of 1,331, 1,199 and 1,022 funds for the 1-year, 3-year and 5-year periods, respectively, for the Morningstar Large Blend category.

40	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Dividend Growth Fund

to the challenged real estate sector was also additive. Fund holdings favored specialized REITs as opposed to retail, hotel & resort, residential and office REITs that all suffered a difficult six-month period.

In the financials sector, security selection was a drag on relative performance. The Fund was generally market-weight the sector over the course of the six months but active in managing individual securities vis-a-vis market volatility. Multi-line insurance holdings and securities within financial exchanges & data trailed those of the broad market and weighed on relative performance. Security selection as well as a modest underweight to the strong-performing health care sector also detracted from relative performance. Fund holdings within biotechnology performed very well, but a modest underweight was a drag on relative performance. Additionally, under performance within the pharmaceuticals industry weighed on the Fund.

How is the Fund positioned?

In light of macro conditions, the Fund continues to favor strong, market-share-dominating names that continue to enjoy growth in their businesses. However, as pessimism has weighed heavily on many cyclical growth opportunities, the Fund has sought to add to positions, given the highly attractive entry points. As of the end of the reporting period, the Fund maintained overweights to the consumer discretionary and information technology sectors. The Fund increased its weightings in consumer discretionary names that may benefit from a cyclical upturn when the economy goes from “bad” to “less bad.” Information technology is a diverse sector, which has many strong, secular growth names that continue to dominate, as well as cyclical opportunities such as semiconductors and semiconductor capital equipment. The Fund is underweight to consumer staples and real estate. During the six-month period, the Fund reduced its allocation to consumer staples as many of those names became overly favored during the market and economic crisis.

What closing thoughts do you have for Fund shareholders?

We are viewing the economic impact of global shelter-at-home orders in line with what we have seen from natural disasters such as hurricanes. However, there was nothing usual about the speed and magnitude of the decline in equity markets, so we should not expect to see anything normal about the market’s recovery. The debate going forward appears centered around the contrast of slow growth versus a quicker jump-start from the massive amount of support and stimulus provided by governments and central banks around the world. Many of the high quality growth businesses can and should continue to dominate in light of current economic conditions, and are likely to do well even as some sense of normalcy returns. In addition, investors may have been overly pessimistic with regard to cyclical names that, in our view, should benefit as we make progress as a country and globally against the pandemic.

SECTOR WEIGHTINGS

Information Technology	26.4%
Health Care	14.6

Consumer Discretionary	11.6
Communication Services	11.2

Financials	10.5
Industrials	8.6

Consumer Staples	6.2
Energy	3.0

Utilities	2.7
Real Estate	1.8

Materials	1.6
Other	0.5

Asset Allocation weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents, any government/sovereign bonds or broad based index hedging securities the Fund may hold.

www.calamos.com	41

Calamos Dividend Growth Fund

GROWTH OF $1,000,000: SINCE INCEPTION (8/5/13) THROUGH 4/30/20

AVERAGE ANNUAL TOTAL RETURN† AS OF 4/30/20

	6 MONTHS	1 YEAR	5 YEARS	SINCE INCEPTION
Class A Shares – Inception 8/5/2013
Without Sales Charge	-3.44%	-0.14%	7.62%	7.24%
With Sales Charge	-8.05	-4.91	6.58	6.47
Class C Shares – Inception 8/5/2013
Without Sales Charge	-3.79	-0.91	6.83	6.44
With Sales Charge	-4.65	-1.80	6.83	6.44
Class I Shares – Inception 8/5/2013	-3.32	0.10	7.91	7.51

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

As of the prospectus dated 2/28/20, the Fund’s gross expense ratio for Class A shares is 1.95%, Class C shares is 2.66% and Class I shares is 1.68%. The Fund’s Investment Adviser has contractually agreed to reimburse Fund expenses through 3/1/22 to the extent necessary so that Total Annual Fund Operating Expenses (excluding taxes, interest, short interest, short dividend expenses, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, if any) of Class A, Class C and Class I shares are limited to 1.35%, 2.10%,1.10% of average net assets, respectively. Calamos Advisors may recapture previously waived expense amounts within the same fiscal year for any day where the respective Fund’s expense ratio falls below the contractual expense limit up to the expense limit for that day. This undertaking is binding on Calamos Advisors and any of its successors and assigns. This agreement is not terminable by either party. The expense ratios shown above may differ from the more recent expense ratios reported in the Financial Highlights section of this report.

†

Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Performance shown reflects the effects of an expense reimbursement that improved results. Load-adjusted returns are adjusted for the maximum frontend sales load of 4.75% for Class A shares. Returns for Class C shares have been adjusted for the contingent deferred sales charge (CDSC).

NOTES:

The graph does not reflect the income taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

The S&P 500 Index is an unmanaged index generally considered representative of the U.S. stock market.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

42	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Select Fund

CALAMOS SELECT FUND

(formerly, Calamos Opportunistic Value Fund)

INVESTMENT TEAM DISCUSSION

How has the Fund performed?

For the six-month period ended April 30, 2020, Calamos Select Fund returned -7.73% (Class I shares at net asset value), outperforming the S&P 1500 Value Index return of -12.48%, but lagging the broad market as measured by the S&P 500 Index return of -3.16%.

Seeking to improve the opportunity set rather than limit the focus to the value side of U.S. equity markets, the Fund changed its primary benchmark on February 28, 2020, from the S&P 1500 Value Index to the S&P 500 Index, which more closely aligns with the Fund’s investment universe, and additionally changed its name to Calamos Select Fund.

What factors influenced performance during the reporting period?

An 11-year bull market in equities came to an abrupt halt during the period. COVID-19, which initially was viewed as more regional than global, overtook economics, politics, world health organizations and investors’ psyches. The events, decisions and results, which all had significant influence on Fund and market performance for the period, will be the topic of case studies in history books for years to come. Headlines referenced many “first,” “most” and “fastest” in terms of market history being made. Economic activity plummeted globally as governments mandated shutting down large swaths of their economies to “flatten the curve.” However, governments and central banks around the world also responded quickly with enormous fiscal and monetary relief. Equity markets cratered, as investors de-risked their portfolios in a sprint for the exits. The equity market dropped 34%, only to see a rapid rebound and 27% gain from market bottom to the end of the reporting period. The VIX Index, a measure of U.S. equity market volatility, began the period with a sanguine reading of 13, but registered an alarming 82 by mid-March 2020. To add to the drama, oil markets went into freefall as the Kingdom of Saudi Arabia and Russia engaged in an unfortunately timed price war, and at one point oil futures’ prices went negative. This was truly a remarkable period.

Investors showed a clear preference for growth stocks, as the S&P 1500 Growth Index returned 2.88%, significantly outpacing the S&P 500 1500 Value Index’s decline of -12.48%. Many of the businesses that had been leading the U.S. equity market prior to the COVID-19 crisis saw their relative business prospects actually accelerate in light of economic and social conditions. Connectivity for working remotely, home entertainment, retail delivery, and innovative health care solutions were all market favorites for the period. Within the S&P 500 Index, information technology (+11%), health care (+8%), consumer discretionary (+2%), communication services (+1%) and consumer staples (-3%) all lead the market. Energy (-30%) was the biggest laggard, with financials (-19%), industrials (-18%), real estate (-12%), utilities (-8%) and materials (-8%) all trailing the overall index return.

Fund holdings in the information technology sector contributed the most to Fund performance and outperformed those of the S&P 500 Index, with notable strength coming from selection in hardware, storage & peripherals and semiconductors. During

OVERVIEW

The Fund primarily invests in a concentrated portfolio of large-cap U.S. equities with broad representation across sectors and industries. In addition, the fund can invest across investment styles in the U.S. equity market.

KEY FEATURES

◾	Security selection is based mainly on Calamos analysts’ highest conviction ideas. We leverage the collective expertise of the firm’s research analysts, who average 15+ years of experience in their areas of expertise.

◾	The investment process is driven by rigorous fundamental and sector-specific research. The goal is to maximize exposure to opportunities the team believes are compelling.

◾	Quantitative tools help minimize systematic risks across both sectors and factors. We use quantitative tools to minimize unintended bets and maximize the impact of security selection.

PORTFOLIO FIT

Because the Fund pairs a high-conviction approach with a broad investment universe, we believe it is an attractive choice for investors seeking a long-term core equity allocation to U.S. stocks.

FUND NASDAQ SYMBOLS

A Shares	CVAAX
C Shares	CVACX

I Shares	CVAIX

FUND CUSIP NUMBERS

A Shares	128119666
C Shares	128119641

I Shares	128119633

www.calamos.com	43

Calamos Select Fund

SECTOR WEIGHTINGS

Information Technology	25.6%
Health Care	16.4

Consumer Discretionary	11.4
Communication Services	9.8

Financials	9.8
Industrials	9.4

Consumer Staples	5.9
Utilities	3.1

Materials	2.8
Real Estate	1.5

Energy	1.4

Asset Allocation weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents, any government/sovereign bonds or broad based index hedging securities the Fund may hold.

the period, the Fund increased its allocation to the sector, ending the period with a slight overweight relative to the S&P 500 Index. Health care stocks were also strong contributors to performance, as the sector was clearly favored in light of the pandemic. Fund selection within pharmaceuticals, life sciences & tools, and biotechnology all contributed to Fund performance.

Holdings in financials detracted most from the Fund’s performance during the period, underperforming those of the S&P 500 Index. An overweight to the sector was a drag on performance as well. The financials sector struggled in light of the historic economic slowdown, and Fund holdings in diversified banks and multi-line insurance weighed heavily on performance during the period. An overweight to the cyclically oriented industrials sector and issue selection within the space also detracted from Fund performance. Aerospace & defense names as well as airlines holdings struggled during the period, as global travel slowed to a near standstill. The Fund was very active in the industrials sector during the period, looking to decrease exposures during the market sell-off and selectively adding to businesses with the potential to benefit as conditions improve.

How is the Fund positioned?

In light of macro conditions, the Fund continues to favor strong, market-share-dominating names that continue to enjoy growth in their businesses. However, as pessimism has weighed heavily on many cyclical growth opportunities, the Fund also has invested in those areas, given the outstanding values. As of the end of the reporting period, the Fund maintained overweights to the consumer discretionary and industrials sectors. The Fund increased its weightings in consumer discretionary names that have been market leaders despite economic conditions. While the Fund’s relative weight to the industrials sector did not change significantly during the period, we did look to add to businesses that could benefit from a cyclical upturn from “bad” to “less bad.” The Fund is underweight to consumer staples and real estate as well. During the six-month period, the Fund reduced its allocation to consumer staples as many names in the sector became overly favored during the market and economic crisis.

What closing thoughts do you have for Fund shareholders?

We are viewing the economic impact of global shelter-at-home orders in line with what we have seen from natural disasters such as hurricanes. However, there was nothing usual about the speed and magnitude of the decline in equity markets, so we should not expect to see anything normal about the market’s recovery. The debate going forward appears centered around the contrast of slow growth versus a quicker jump-start from the massive amount of support and stimulus provided by governments and central banks around the world. Many of the high quality growth businesses can and should continue to dominate in light of current economic conditions, and are likely to do well even as some sense of normalcy returns. In addition, investors may have been overly pessimistic with regard to cyclical names that, in our view, should benefit as we make progress as a country and globally against the pandemic.

44	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Select Fund

ANNUALIZED RETURN: SINCE INCEPTION (3/1/02) THROUGH 4/30/20

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted.

The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by visiting www.calamos.com. Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average. All performance shown assumes reinvestment of dividends and capital gains distributions. Performance is for the Fund’s Class I shares at net asset value. The Fund also offers Class A and Class C shares, the performance of which may vary. Performance shown reflects an expense reimbursement that improved results. Source: State Street Corporation and Lipper, Inc.

*	Annual returns for Class I shares are provided because Class I shares represent the largest percentage of assets in the Calamos Family of Funds.

www.calamos.com	45

Calamos Select Fund

GROWTH OF $1,000,000: FOR THE 10-YEAR PERIOD ENDED 4/30/20

AVERAGE ANNUAL TOTAL RETURN† AS OF 4/30/20

	6 MONTHS	1 YEAR	5 YEARS	10 YEARS
Class A Shares – Inception 1/2/02
Without Sales Charge	-7.89%	-4.88%	4.90%	6.37%
With Sales Charge	-12.27	-9.42	3.89	5.85
Class C Shares – Inception 1/2/02
Without Sales Charge	-8.25	-5.58	4.11	5.58
With Sales Charge	-9.17	-6.52	4.11	5.58
Class I Shares – Inception 3/1/02	-7.73	-4.53	5.17	6.64

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

As of the prospectus dated 2/28/20, the Fund’s gross expense ratio for Class A shares is 1.63%, Class C shares is 2.36% and Class I shares is 1.37%. The Fund’s investment adviser has contractually agreed to reimburse Fund expenses through March 1, 2022, to the extent necessary so that Total Annual Fund Operating Expenses (excluding taxes, interest, short interest, short dividend expenses, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, if any) of Class A, Class C, and Class I are limited to 1.15%, 1.90%, and 0.90% of average net assets, respectively. Calamos Advisors may recapture previously waived expense amounts within the same fiscal year for any day where the respective Fund’s expense ratio falls below the contractual expense limit up to the expense limit for that day. This undertaking is binding on Calamos Advisors and any of its successors and assigns. This agreement is not terminable by either party. The expense ratios shown above may differ from the more recent expense ratios reported in the Financial Highlights section of this report.

†

Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Performance shown reflects the effects of an expense reimbursement that improved results and was in effect until March 31, 2004. Load-adjusted returns are adjusted for the maximum front-end sales load of 4.75% for Class A shares and returns for Class C shares have been adjusted for the contingent deferred sales charge (CDSC).

NOTES:

The graphs do not reflect the income taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

The S&P 1500 Value Index is designed to provide investors with a measure of the performance of U.S. value equities.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

46	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos International Growth Fund

CALAMOS INTERNATIONAL GROWTH FUND

INVESTMENT TEAM DISCUSSION

How has the fund performed?

For the six-month period ended April 30, 2020, Calamos International Growth Fund returned -2.91% (Class I shares at net asset value) versus the -7.03% return for the MSCI EAFE Growth Index and -13.02% return for the MSCI ACWI ex U.S. Index for the same period.

Since its inception on March 17, 2005, the Fund has returned 6.41% on an annualized basis (Class I shares at net asset value) compared with a 5.18% return for the MSCI EAFE Growth Index and 4.13% return for the MSCI ACWI ex U.S. Index. We believe this demonstrates the Fund’s ability to generate long-term excess returns over complete market cycles.

What factors influenced performance?

During the first half of the six-month period, international stocks rose against a backdrop of positive earnings growth, progress in global trade negotiations and accommodative central bank policy. The second half of the period ushered in a sea change in market conditions and sharp correction in international stocks as markets were upended by the coronavirus pandemic and its immediate impacts on economic activity and market volatility.

Reflecting the extremely challenging environment across global markets, the Fund declined over the period but significantly outperformed the benchmark indexes and category peers (finishing in the 18th percentile of its Morningstar category for the 1-year period*) due to better individual security selection and more favorable sector positioning. Many of our key fund holdings in higher quality international companies with advantaged business models, stronger balance sheets, and secular demand tailwinds held up better than the benchmark, as investors sought the relative stability of these companies during the worst of the turbulence.

What helped and hurt the Fund’s performance?

The Fund experienced a modest decline over the six-month period but significantly outperformed relative to the steeper declines in the indexes. This Fund’s individual investment selection and overall positioning across geographic regions and sectors helped it outdistance the benchmark indexes.

Positive Influences on Performance

Information Technology. The fund’s security selection and an average overweight position in information technology boosted relative results. Specifically, internet services & infrastructure and semiconductor equipment were sources of strength.

Communication Services. Security selection and an average overweight stance in communication services also added to the fund’s results. The main contributors within this sector were interactive media & services and interactive home entertainment.

*

Data is as of 4/30/20. Morningstar category percentile rankings are based on annualized total returns for the 1-year, 3-year, 5-year and 10-year periods. Calamos International Growth Fund Class I Shares were in the 18th, 27th, 44th and 43rd percentiles of 463, 415, 344 and 247 funds for the 1-year, 3-year, 5-year and 10-year periods, respectively, for the Morningstar Foreign Large Growth category.

OVERVIEW

The Fund offers a dynamic approach to accessing international growth opportunities. We apply our active investment approach to build a portfolio of companies with superior growth and quality attributes across developed and emerging markets.

KEY FEATURES

◾	Identifies companies with compelling growth, competitive advantages and financial strength.

◾	Identifies durable secular themes that provide a tailwind for sustainable growth and a franchise premium.

◾	Investment universe spans geographies and market caps, providing a wide breadth of opportunities.

◾	Takes environmental, social and governance (ESG) factors into account, evaluating the effects on a company’s risk profile, cash flow and long-term returns.

PORTFOLIO FIT

As an active, true growth offering with a differentiated return profile, the Fund can potentially help investors optimize capital appreciation within their international allocation.

FUND NASDAQ SYMBOLS

A Shares	CIGRX
C Shares	CIGCX

I Shares	CIGIX
R6 Shares	CIGOX

FUND CUSIP NUMBERS

A Shares	128119575
C Shares	128119559

I Shares	128119542
R6 Shares	128120425

www.calamos.com	47

Calamos International Growth Fund

SECTOR WEIGHTINGS

Information Technology	19.7%
Consumer Discretionary	16.1

Health Care	15.5
Industrials	14.9

Financials	11.3
Communication Services	6.7

Materials	5.6
Consumer Staples	4.4

Energy	3.1
Utilities	0.7

Sector weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents, any government/sovereign bonds or broad based index hedging securities the Fund may hold.

Negative Influences on Performance

Energy. Over the period, an average overweight stance and security selection within the energy sector hampered relative performance, as holdings in the integrated oil & gas and oil & gas exploration & production industries lost ground.

Financials. Selection and an average overweight allocation in financials underperformed, especially names in the diversified banks and life & health insurance industries.

Geographic Performance

Favorable security selection in Emerging Asia added to Fund performance. Specifically, our holdings in China and Australia buoyed results.

In contrast, security selection in EMEA curbed relative results. The Fund’s holdings fell short of MSCI EAFE Growth Index constituents, especially those in Ghana and Zambia.

How is the Fund positioned?

The Fund’s regional and country positioning reflects the combined inputs from our top-down global framework and bottom-up security analysis. Our investment team evaluates macroeconomic factors and growth opportunities and actively integrates these into the investment decision-making process.

•	We hold a combination of core and secular growth companies, in addition to select cyclical opportunities as we contemplate the opportunities ahead of a potential second-half recovery when we hopefully gain an upper hand over the virus and economic conditions improve.

•	Technology, consumer discretionary, health care, industrials and communications services are the largest weights in the fund, reflecting the most promising secular growth and attractive demand segments.

•	Key industry positions industries include interactive media & services, internet retail, semiconductors, health care supplies, biotechnology, financial exchanges and industrial machinery.

•	We have an underweight stance in more defensive areas including utilities, real estate, traditional telecoms and certain high-valuation consumer staples.

•	We are underweight in energy and materials, though we hold companies with stronger balance sheets and sustainable dividends in these sectors.

•	We own diversified holdings in Europe, with a blend of end markets and business types. The Fund’s positioning is largely in global secular demand opportunities and, in some cases, more regionally exposed businesses with stable, less-cyclical characteristics.

•	We own a range of investments in emerging markets within key demand areas such as interactive media & services, e-commerce, semiconductors, higher quality banks and insurance.

48	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos International Growth Fund

•	We are underweight in Japan. Monetary and fiscal programs are extremely accommodative but weak global growth and supply chain pressures continue to challenge many Japanese companies.

What closing thoughts do you have for Fund shareholders?

Markets continue to navigate a dynamic set of headwinds and tailwinds in international equities. We are analyzing the pandemic’s impact on all aspects of economic activity, alongside policy actions and the future path of corporate earnings. Global monetary policy is extremely accommodative and central banks have implemented an unprecedented set of programs to support economic activity and market liquidity. Given this underlying support, we see opportunities in international stocks, benefiting from abundant global liquidity, a record level of coordinated stimulus, and the potential for virus mitigation and vaccine development to progress over the coming months. Despite these potential positives, we are mindful that markets will likely remain volatile and we remain closely attuned to the near-term risks, including the possibility of new infection hot spots and waves.

ANNUALIZED RETURN: (3/16/05) THROUGH 4/30/20

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted.

The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by visiting www.calamos.com. Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average. All performance shown assumes reinvestment of dividends and capital gains distributions. Performance is for the Fund’s Class I shares at net asset value. The Fund also offers Class A, Class C and Class R6 shares, the performance of which may vary. Source: State Street Corporation and Lipper, Inc.

*	Annual returns for Class I shares are provided because Class I shares represent the largest percentage of assets in the Calamos Family of Funds.

www.calamos.com	49

Calamos International Growth Fund

GROWTH OF $1,000,000: FOR THE 10-YEAR PERIOD ENDED 4/30/20

AVERAGE ANNUAL TOTAL RETURN† AS OF 4/30/20

	6 MONTHS	1 YEAR	5 YEARS	10 YEARS OR ^SINCE INCEPTION
Class A Shares – Inception 3/16/05
Without Sales Charge	-3.06%	0.11%	2.53%	5.19%
With Sales Charge	-7.68	-4.65	1.54	4.68
Class C Shares – Inception 3/16/05
Without Sales Charge	-3.39	-0.65	1.77	4.41
With Sales Charge	-4.36	-1.64	1.77	4.41
Class I Shares – Inception 3/16/05	-2.91	0.33	2.79	5.46
Class R6 Shares – Inception 9/17/18^	-2.84	0.44		-0.97

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

As of the prospectus dated 2/28/20, the Fund’s gross expense ratio for Class A shares is 1.48%, Class C shares is 2.26%, Class I shares is 1.23% and Class R6 shares is 1.15%. The Fund’s investment adviser has contractually agreed to reimburse Fund expenses through March 1, 2022 to the extent necessary so that Total Annual Fund Operating Expenses (excluding taxes, interest, short interest, short dividend expenses, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, if any) of Class A, Class C, and Class I are limited to 1.10%, 1.85%, and 0.85% of average net assets, respectively. The Fund’s investment adviser has contractually agreed to limit the Fund’s annual ordinary operating expenses for Class R6 shares (as a percentage of average net assets) to 0.85% less the annual sub-transfer agency ratio for the Fund. The annual sub-transfer agency ratio is equal to the aggregate sub-transfer agency expenses common to the other share classes of the Fund divided by the aggregate average annual net assets of the Fund’s other share classes. For purposes of these expense limitations, operating expenses do not include taxes, interest, short interest, short dividend expenses, all commissions and other normal charges incident to the purchase and sale of portfolio securities, and extraordinary expenses, if any. Calamos Advisors may recapture previously waived expense amounts within the same fiscal year for any day where the respective Fund’s expense ratio falls below the contractual expense limit up to the expense limit for that day. This undertaking is binding on Calamos Advisors and any of its successors and assigns. This agreement is not terminable by either party. The expense ratios shown above may differ from the more recent expense ratios reported in the Financial Highlights section of this report.

†

Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Performance shown reflects the effects of an expense reimbursement that improved results and was in effect until March 31, 2005. Load-adjusted returns are adjusted for the maximum front-end sales load of 4.75% for Class A shares and returns for Class C shares have been adjusted for the contingent deferred sales charge (CDSC).

NOTES:

The graphs do not reflect the income taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

The MSCI EAFE Growth Index measures developed market growth equity performance (excluding the U.S. and Canada). Source: Lipper, Inc.

The MSCI ACWI ex US Index is designed to measure the equity market performance of companies outside of the United States in developed and emerging markets. The MSCI ACWI ex US Index is provided to show how the Fund’s performance compares with the returns of an index of securities similar to those in which the Fund invests.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

50	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Evolving World Growth Fund

CALAMOS EVOLVING WORLD GROWTH FUND

INVESTMENT TEAM DISCUSSION

How has the Fund performed?

For the six-month period ended April 30, 2020, Calamos Evolving World Growth Fund returned -0.30% (Class I shares at net asset value) versus a -10.39% return for the MSCI Emerging Market Index. The Fund’s return significantly outperformed the benchmark and its category peer average return, landing it in the 3rd percentile (1-year) of the Morningstar Diversified Emerging Markets category.1

Since its inception on August 15, 2008, the Fund has returned 3.68% on an annualized basis (Class I shares at net asset value) compared with a 2.32% return for the MSCI Emerging Market Index. We believe this demonstrates the Fund’s ability to access growth opportunities in emerging markets and deliver competitive returns while pursuing a risk-managed investment approach over complete market cycles.

What factors influenced performance?

During the first half of the six-month period, emerging market stocks and convertibles advanced against a backdrop of positive earnings growth, progress in global trade negotiations (for example, Brexit) and accommodative central bank policy. However, the second half of the period ushered in a sea change in conditions and a sharp market correction, as investors were stunned by the coronavirus pandemic and the abrupt impact on economic activity and market volatility.

Reflecting the challenging environment across global markets, the Fund declined in value over the six-month period but significantly outperformed the larger decline in the index and category peer funds. The Fund’s outperformance was primarily attributable to active risk-management tactics, which included using convertibles and options strategies in concert with better individual security selection and favorable sector positioning. Many of our key Fund holdings in higher quality emerging market companies with advantaged business models, stronger balance sheets, and secular demand tailwinds outperformed benchmark peers, as investors sought the relative stability of these companies in a turbulent period.

Positive Influences on Performance

Communication Services. The Fund’s favorable security selection and an average overweight allocation in communication services outperformed. Specifically, interactive home entertainment and interactive media & services propelled relative returns.

Financials. An average underweight position and favorable security selection in financials added to performance, especially names in diversified banks and life & health insurance.

Negative Influences on Performance

Utilities. Over the period, a lack of exposure within the utilities sector underperformed.

[1]

Data is as of 4/30/20. Morningstar category percentile rankings are based on annualized total returns for the 1-year, 3-year, 5-year and 10-year periods. Calamos Evolving World Growth Fund Class I Shares were in the 3rd, 9th, 28th and 18th percentiles of 800, 688, 568 and 233 funds for the 1-year, 3-year, 5-year and 10-year periods, respectively, for the Morningstar Diversified Emerging Markets category.

[2]	Skew defines the extent to which a distribution differs from the norm. In this case, skew describes how the Fund’s performance is favorably asymmetric compared with its peers.

OVERVIEW

The Fund offers an active, risk-managed strategy to access growth opportunities in emerging markets. The Fund invests in emerging market-domiciled and developed market-domiciled companies with significant revenue exposures attributable to emerging markets.

KEY FEATURES

◾	Focuses on higher-quality companies with compelling growth attributes.

◾	Conducts research across the capital structure and utilizes Calamos’ experience in convertible securities to dynamically manage the risk profile, seeking to improve skew[2] and provide asymmetric returns.

◾	Emphasizes countries enacting structural reforms and improving economic freedoms, which we believe enhances growth prospects and mitigates risk.

◾	Identifies durable secular themes that provide a tailwind for sustainable growth and a franchise premium.

PORTFOLIO FIT

Because of its focus on risk management, the fund can serve as a long-term emerging market allocation.

FUND NASDAQ SYMBOLS

A Shares	CNWGX
C Shares	CNWDX

I Shares	CNWIX

FUND CUSIP NUMBERS

A Shares	128119161
C Shares	128119146

I Shares	128119138

www.calamos.com	51

Calamos Evolving World Growth Fund

SECTOR WEIGHTINGS

Consumer Discretionary	21.0%
Information Technology	20.6

Communication Services	15.4
Financials	13.7

Health Care	6.3
Materials	6.0

Industrials	5.5
Energy	3.9

Consumer Staples	3.3
Real Estate	1.4

Other	1.2

Asset Allocation weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents, any government/sovereign bonds or broad based index hedging securities the Fund may hold.

Real Estate. The Fund’s real estate position lost ground on a relative basis, especially holdings in the real estate development and diversified real estate activities industries.

Geographic Performance

From a regional standpoint, favorable security selection in Emerging Asia helped buoy return. In particular, positions in China and Taiwan outperformed.

Conversely, Canada was a drag on the Fund’s performance.

How is the Fund positioned?

In terms of Fund positioning, we favor a blend of investments in secular growth and select defensive businesses, in addition to select opportunities with cyclical characteristics that we believe are well positioned for a potential recovery in the second half of this year.

•	We have a positive view of the investment opportunities in emerging markets following the first-quarter correction. Since equities hit their lows, we have taken a number of steps to increase the equity sensitivity of the Fund, so it participates more fully in potential upside as conditions improve in many markets within our coverage.

•	We own diversified investments with larger weight in the technology, consumer discretionary, communication services and financials sectors. We favor businesses in semiconductors, internet retail, interactive media & services, diversified banks and insurance. We focus on names that exhibit sound business models, stronger balance sheets, and alignment with our key secular demand themes.

•	We hold underweight allocations in the energy and materials sectors, though we do own select opportunities with better capital management, supply-and-demand fundamentals and asset value.

•	We have an underweight stance in more defensive areas such as utilities and real estate, while we favor select exposure to names in consumer staples addressing key areas of demand.

•	From a geographic perspective, we own a significant weight in Emerging Asia, our preferred region in the Fund, though we also hold select names in Latin America and Emerging Europe.

•	We favor investments in individual markets including China, Taiwan, South Korea, India and Brazil.

What closing thoughts do you have for Fund shareholders?

Global markets continue to navigate a dynamic set of headwinds and tailwinds. We are analyzing the pandemic’s impacts on all aspects of economic activity, alongside policy actions and the future path of corporate earnings. Global monetary policy is extremely accommodative and central banks have implemented an unprecedented array of programs to support economic activity and market liquidity. Given this underlying support, we see opportunities in emerging markets, benefiting from abundant global liquidity, the record level of coordinated stimulus, and the potential for virus mitigation and vaccine development to progress over the coming months. Despite these potential positives, we are mindful that markets will likely remain volatile and we remain closely attuned to near-term risks, including the possibility of new infection hot spots and waves.

52	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Evolving World Growth Fund

ANNUALIZED RETURN: SINCE INCEPTION (8/15/08) THROUGH 4/30/20

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted.

The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by visiting www.calamos.com. Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average. All performance shown assumes reinvestment of dividends and capital gains distributions. Performance is for the Fund’s Class I shares at net asset value. The Fund also offers Class A and Class C shares, the performance of which may vary. Source: State Street Corporation and Lipper, Inc.

*	Annual returns for Class I shares are provided because Class I shares represent the largest percentage of assets in the Calamos Family of Funds.

www.calamos.com	53

Calamos Evolving World Growth Fund

GROWTH OF $1,000,000: FOR THE 10-YEAR PERIOD ENDED 4/30/20

AVERAGE ANNUAL TOTAL RETURN† AS OF 4/30/20

	6 MONTHS	1 YEAR	5 YEARS	10 YEARS
Class A Shares – Inception 8/15/08
Without Sales Charge	-0.42%	-0.28%	0.28%	2.58%
With Sales Charge	-5.12	-4.99	-0.69	2.08
Class C Shares – Inception 8/15/08
Without Sales Charge	-0.84	-1.06	-0.48	1.81
With Sales Charge	-1.83	-2.05	-0.48	1.81
Class I Shares – Inception 8/15/08	-0.30	-0.02	0.54	2.84

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

As of the prospectus dated 2/28/20, the Fund’s gross expense ratio for Class A shares is 1.64%, Class C shares is 2.39% and Class I shares is 1.39%.The expense ratios shown above may differ from the more recent expense ratios reported in the Financial Highlights section of this report.

†

Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Load-adjusted returns are adjusted for the maximum front-end sales load of 4.75% for Class A shares and returns for Class C shares have been adjusted for the contingent deferred sales charge (CDSC).

NOTES:

The graph does not reflect the income taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

The MSCI Emerging Markets Index is a free float-adjusted market capitalization index considered broadly representative of emerging market equity performance. The index represents companies within the constituent emerging markets that are available to investors worldwide.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

54	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Global Equity Fund

CALAMOS GLOBAL EQUITY FUND

INVESTMENT TEAM DISCUSSION

How has the Fund performed?

For the six-month period ended April 30, 2020, Calamos Global Equity Fund returned 0.60% (Class I shares at net asset value) versus the -7.03% decrease for the MSCI World Index and -7.43% return for the MSCI ACWI Index for the same period. The Fund’s return significantly outperformed the benchmarks and category peer returns, landing in the 18th percentile of the Morningstar World Large Stock category (1-year).

Since its inception on March 2, 2007, the Fund has returned 7.10% on an annualized basis (Class I shares at net asset value) compared with a 5.24% return for the MSCI World Index and 4.95% return for the MSCI ACWI Index. We believe this compelling record demonstrates the Fund’s ability to generate long-term excess returns over complete market cycles and varied investment environments.

What factors influenced performance during the reporting period?

During the first half of the six-month period, global stocks advanced against a backdrop of positive earnings growth, progress in global trade negotiations (for example, Brexit) and accommodative central bank policy. However, the second half of the period ushered in a sea change in conditions and a sharp correction in global securities, as markets were upended by the coronavirus pandemic and its abrupt impacts on economic activity and market volatility.

Reflecting the challenging environment across global markets, the Fund delivered a modest gain over the period but significantly outperformed the index and category peer funds by means of individual security selection and favorable sector positioning. Many of our key Fund holdings in higher quality global companies with advantaged business models, stronger balance sheets, and secular demand tailwinds outperformed benchmark peers, as investors sought the relative stability of these companies in a turbulent period for stocks.

Positive Influences on Performance

Information Technology. The Fund’s overweight and selection in information technology. boosted portfolio return. In particular, our holdings in interactive media & services as well as data processing & outsourced services were additive.

Consumer Discretionary. The Fund’s security selection and an average underweight position in consumer discretionary drove return. Specifically, internet & direct marketing retail and apparel, accessories & luxury goods represented major contributors.

Negative Influences on Performance

Industrials. Over the period, security selection within the industrials sector hampered relative results, as holdings in the aerospace & defense and electrical components & equipment industries lagged.

*

Data is as of 4/30/20. Morningstar category percentile rankings are based on annualized total returns for the 1-year, 3-year, 5-year and 10-year periods. Calamos Global Equity Fund Class I Shares were in the 18th, 23rd, 25th and 23rd percentiles of 849, 751, 613 and 364 funds for the 1-year, 3-year, 5-year and 10-year periods, respectively, for the Morningstar World Large Stock category.

OVERVIEW

The Fund invests in equities of companies around the globe. We seek firms demonstrating what we believe to be key growth characteristics, including increasing profit margins and high returns on invested capital.

KEY FEATURES

◾	Flexibly seeks growth globally, searching for the best risk/reward opportunities across countries, market capitalizations and sectors.

◾	Seeks global growth companies that may benefit from long-term secular themes, including a burgeoning global middle class and increasing demand for information and entertainment.

PORTFOLIO FIT

The Fund can serve as a growth-oriented addition to a strategic global equity allocation and may complement or provide an alternative to value or blended styles.

FUND NASDAQ SYMBOLS

A Shares	CAGEX
C Shares	CCGEX

I Shares	CIGEX

FUND CUSIP NUMBERS

A Shares	128119484
C Shares	128119468

I Shares	128119450

www.calamos.com	55

Calamos Global Equity Fund

SECTOR WEIGHTINGS

Information Technology	29.3%
Consumer Discretionary	16.9

Health Care	13.9
Communication Services	13.7

Industrials	10.1
Financials	7.8

Materials	3.8
Energy	2.1

Consumer Staples	1.8

Asset Allocation weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents, any government/sovereign bonds or broad based index hedging securities the Fund may hold.

Consumer Staples. Selection and an average underweight stance in consumer staples weighed on results, especially in the packaged foods & meats industry.

Geographic Performance

The Fund benefitted from security selection and an overweight stance in Emerging Asia. Our holdings in China and Australia boosted relative performance. Conversely, the Fund’s position in India hampered relative performance, as did selection in Germany.

How is the Fund positioned?

The Fund’s regional and country positioning reflects the combined inputs from our top-down global framework and our bottom-up security analysis. Our investment team evaluates macroeconomic factors and growth opportunities and actively integrates these into the investment decision-making process.

•	We hold a combination of core and secular growth companies, in addition to select cyclical opportunities. We are contemplating market opportunities in a potential second-half recovery, when we hopefully gain an upper hand over the virus and market conditions improve.

•	We have an underweight position in the U.S. The stance reflects our view of relatively less favorable risk/reward compared to international markets. Our domestic holdings emphasize secular growth opportunities and higher quality businesses with defensible business models.

•	We own diversified holdings in Europe, with a blend of end markets and business types. Positioning is largely in global secular demand opportunities and, in some cases, more regionally exposed businesses with stable, less-cyclical characteristics.

•	We own a range of investments in emerging markets within key demand areas, such as interactive media & services, e-commerce, semiconductors, higher-quality banks and insurance.

•	We are modestly underweight in Japan. Monetary and fiscal conditions are extremely accommodative, but weak global growth and supply chain pressures continue to challenge many companies.

•	Technology, consumer discretionary, health care, communication services, and financials are the largest sector weights in the portfolio, reflecting our view of where secular growth and attractive demand segments can be found. Key industry positions include interactive media & services, internet retail, entertainment, biotechnology, diversified banks and insurance.

•	We have an underweight stance in more defensive areas, including utilities, real estate, more traditional telecoms and certain slow-growth, highly valued consumer staples.

•	We have an underweight in energy and materials, with select holdings in companies with stronger balance sheets and sustainable dividends.

What closing thoughts do you have for Fund shareholders?

Markets continue to navigate a dynamic set of headwinds and tailwinds in international

56	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Global Equity Fund

equities. We are analyzing the pandemic impacts on all aspects of economic activity, alongside policy actions and the future path of corporate earnings. Global monetary policy is extremely accommodative and the central banks have implemented an unprecedented array of programs to support economic activity and market liquidity. Given this underlying support, we see opportunities in global stocks, benefiting from abundant global liquidity, the record level of coordinated stimulus, and the potential for virus mitigation and vaccine development over the coming months. Despite these potential positives, we are mindful that markets will likely remain volatile and we remain closely attuned to the near-term risks, including the possibility of new infection hot spots and waves.

In terms of Fund positioning, we favor a blend of investments in secular growth and select defensive businesses, in addition to select opportunities with more cyclical characteristics that we believe are well positioned for a potential recovery in the second half of the year. We favor investments in companies with sound business models, stronger balance sheets, and the ability to compound growth over the medium to longer-term period. From a thematic and sector perspective, we see opportunities in technology, communications services, consumer discretionary and health care companies with competitive advantages while targeting critical demand areas within their industry. Our investment approach and long-term perspective positions us to take advantage of the volatility and potential opportunities in global stocks.

ANNUALIZED RETURN: SINCE INCEPTION (3/1/07) THROUGH 4/30/20

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted.

The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by visiting www.calamos.com. Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average. All performance shown assumes reinvestment of dividends and capital gains distributions. Performance is for the Fund’s Class I shares at net asset value. The Fund also offers Class A and Class C shares, the performance of which may vary. Source: State Street Corporation and Lipper, Inc.

*	Annual returns for Class I shares are provided because Class I shares represent the largest percentage of assets in the Calamos Family of Funds.

www.calamos.com	57

Calamos Global Equity Fund

GROWTH OF $1,000,000: FOR THE 10-YEAR PERIOD ENDED 4/30/20

AVERAGE ANNUAL TOTAL RETURN† AS OF 4/30/20

	6 MONTHS	1 YEAR	5 YEARS	10 YEARS
Class A Shares – Inception 3/1/07
Without Sales Charge	0.44%	0.53%	5.66%	8.07%
With Sales Charge	-4.32	-4.25	4.64	7.55
Class C Shares – Inception 3/1/07
Without Sales Charge	0.19	-0.20	4.88	7.28
With Sales Charge	-0.73	-1.11	4.88	7.28
Class I Shares – Inception 3/1/07	0.60	0.76	5.91	8.34

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

As of the prospectus dated 2/28/20, the Fund’s gross expense ratio for Class A shares is 1.51%, Class C shares is 2.26% and Class I shares is 1.26%. The Fund’s investment adviser has contractually agreed to reimburse Fund expenses through March 1, 2022 to the extent necessary so that Total Annual Fund Operating Expenses (excluding taxes, interest, short interest, short dividend expenses, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, if any) of Class A, Class C, and Class I are limited to 1.40%, 2.15%, and 1.15% of average net assets, respectively. Calamos Advisors may recapture previously waived expense amounts within the same fiscal year for any day where the respective Fund’s expense ratio falls below the contractual expense limit up to the expense limit for that day. This undertaking is binding on Calamos Advisors and any of its successors and assigns. This agreement is not terminable by either party. The expense ratios shown above may differ from the more recent expense ratios reported in the Financial Highlights section of this report.

†

Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Load-adjusted returns are adjusted for the maximum front-end sales load of 4.75% for Class A shares and returns for Class C shares have been adjusted for the contingent deferred sales charge (CDSC).

NOTES:

The graph does not reflect the income taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

The MSCI World Index (U.S. Dollars) is a market-capitalization weighted index composed of companies representative of the market structure of developed market countries in North America, Europe and the Asia/Pacific region.

The MSCI ACWI (USD) Index is designed to measure the equity market performance of companies in developed and emerging markets. The MSCI ACWI (USD) Index is provided to show how the Fund’s performance compares with the returns of an index of securities similar to those in which the Fund invests.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

The Fund’s use of derivative instruments involves investment risks and transaction costs to which the Fund would not be subject absent the use of these instruments and, accordingly, may result in losses greater than if they had not been used. Derivative instruments can be illiquid, may disproportionately increase losses and may have a potentially large impact on Fund performance.

58	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Global Growth and Income Fund

CALAMOS GLOBAL GROWTH AND INCOME FUND

INVESTMENT TEAM DISCUSSION

How has the Fund performed?

For the six-month period ended April 30, 2020, Calamos Global Growth & Income Fund returned -2.48% (Class I shares at net asset value) versus -7.43% for the MSCI ACWI Index and -7.03% for the MSCI World Index.

Since its inception on September 10, 1996, the Fund has returned 6.69% on an annualized basis (Class I shares at net asset value) compared with a 5.69% return for the MSCI ACWI Index and a 5.81% return for the MSCI World Index. We manage the Fund with the goal of achieving upside equity participation and potential downside risk mitigation over full market cycles. We believe this performance demonstrates the Fund’s ability to generate attractive long-term returns while pursuing a risk-managed investment approach.

What factors influenced performance?

During the first half of the six-month period, global stocks and convertibles advanced against a backdrop of positive earnings growth, progress in global trade negotiations (for example, Brexit) and accommodative central bank policy. However, the second half of the period ushered in a sea change in conditions and a sharp correction in global securities, as markets were upended by the coronavirus pandemic and its abrupt impacts on economic activity and market volatility.

Reflecting the challenging environment across global markets, the Fund declined in value over the six-month period but significantly outperformed the index and category peer funds. The Fund’s outperformance was primarily attributable to active risk-management tactics, which included using convertibles and options strategies in concert with better individual security selection and favorable sector positioning. Many of our key Fund holdings in higher quality global companies with advantaged business models, stronger balance sheets, and secular demand tailwinds outperformed benchmark peers, as investors sought the relative stability of these companies in a turbulent period.

Positive Influences on Performance

Consumer Discretionary. The Fund’s security selection and an average underweight position in consumer discretionary drove return. Specifically, internet & direct marketing retail and hotels, resorts & cruise lines represented major contributors.

Financials. Leading security selection and an average underweight stance in financials added to results. The main contributors within the sector were property & casualty insurance and life & health insurance.

Negative Influences on Performance

Industrials. Over the period, security selection within the industrials sector hampered relative results, as holdings in the aerospace & defense and electrical components & equipment industries lagged.

OVERVIEW

The Fund invests primarily in global equity and convertible securities in an attempt to balance risk/reward while providing growth and income.

KEY FEATURES

◾	Combines equity and convertible holdings in order to limit downside risk while potentially capturing upside equity participation.

◾	Provides a core holding option that seeks to maintain a consistent risk posture throughout the market cycle.

◾	Seeks to participate in the upside movements of the global equity market while lessening the impact of down periods.

PORTFOLIO FIT

The Fund can provide a long-term core allocation to global equities with the potential for lower volatility over full market cycles.

FUND NASDAQ SYMBOLS

A Shares	CVLOX
C Shares	CVLCX

I Shares	CGCIX

FUND CUSIP NUMBERS

A Shares	128119500
C Shares	128119708

I Shares	128119609

www.calamos.com	59

Calamos Global Growth and Income Fund

SECTOR WEIGHTINGS

Information Technology	23.1%
Consumer Discretionary	13.5

Communication Services	12.8
Health Care	11.8

Financials	10.3
Industrials	8.8

Energy	5.2
Consumer Staples	3.8

Materials	3.8
Utilities	3.1

Real Estate	1.8
Other	0.4

Asset Allocation weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents, any government/sovereign bonds or broad based index hedging securities the Fund may hold.

Health Care. An average underweight stance and selection in health care underperformed, especially in the pharmaceuticals and managed health care industries.

Geographic Performance

The Fund benefitted from security selection and an overweight stance in Emerging Asia. Our holdings in China and Australia boosted relative performance. In addition, the Fund received a lift from favorable security selection in the United States.

Conversely, the Fund’s security selection in Canada hampered relative performance. In addition, EMEA underperformed in this period. Specifically, positions in Ghana hurt relative performance. Additionally, our lack of exposure to Israel held back return.

How is the Fund positioned?

The Fund’s regional and country positioning reflects the combined inputs of our top-down global framework and bottom-up security analysis. Our investment team continually evaluates macroeconomic factors and growth opportunities and actively integrates these into investment decision making.

•	We hold a combination of core and secular growth companies, in addition to select cyclical opportunities as we contemplate opportunities and a potential second half-recovery, when we hopefully gain an upper hand over the virus and market conditions improve.

•	We also aim to position the Fund to generate equity-like returns with lower volatility, while also seeking investments that pay attractive current income across multiple asset classes. In addition to convertible securities, our team identifies opportunities in corporate debt and dividend-paying stocks. By investing in these as well as more growth-oriented stocks, we can pursue a potentially lower-volatility outcome while also seeking to provide attractive income distribution.

•	From a geographic perspective, we hold significant weight in the U.S. while also being quite selective in our investments. It is a continual balancing act: comparing U.S. company fundamentals and risk/reward against overseas markets’ prospects. Our domestic holdings emphasize secular growth opportunities and higher quality businesses with defensible business models.

•	We own diversified holdings in Europe, with a blend of end markets and business types. The Fund is positioned largely in core global growth opportunities and, in some cases, more regionally exposed businesses.

•	We own a range of investments in emerging markets within key demand areas such as interactive media & services, e-commerce, semiconductors, higher quality banks and insurance.

•	We are underweight in Japan. Monetary and fiscal conditions are extremely accommodative but weak global demand and supply chain pressures continue to challenge many large Japanese companies.

•	In terms of sector positioning, technology, consumer discretionary, health care, and communication services represent the largest weights in the Fund. These allocations reflect attractive industry areas and secular demand opportunities. For example, key industry holdings include interactive media & services, semiconductors, internet retail, entertainment, biotechnology, diversified banks and industrial machinery.

60	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Global Growth and Income Fund

•	We hold modest weight in energy and materials, with select holdings in companies with relatively stronger balance sheets and a lower cost structure versus peers.

•	We also have an underweight in more defensive areas, including real estate, consumer staples and traditional telecoms and utilities.

What closing thoughts do you have for Fund shareholders?

Global markets continue to navigate a dynamic set of headwinds and tailwinds. We are analyzing the pandemic’s impacts on all aspects of economic activity, alongside policy actions and the future path of corporate earnings. Global monetary policy is extremely accommodative and central banks have implemented an unprecedented array of programs to support economic activity and market liquidity. Given this underlying support, we see opportunities in global stocks, benefiting from abundant global liquidity, a record level of coordinated stimulus, and the potential for virus mitigation and vaccine development over the coming months. Despite these potential positives, we are mindful that markets will likely remain volatile and we remain closely attuned to the near-term risks, including the possibility of new infection hot spots and waves.

ANNUALIZED RETURN: SINCE INCEPTION (9/18/97) THROUGH 4/30/20

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted.

The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by visiting www.calamos.com. Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average. All performance shown assumes reinvestment of dividends and capital gains distributions. Performance is for the Fund’s Class I shares at net asset value. The Fund also offers Class A and Class C shares, the performance of which may vary. Source: State Street Corporation and Lipper, Inc.

*	Annual returns for Class I shares are provided because Class I shares represent the largest percentage of assets in the Calamos Family of Funds.

www.calamos.com	61

Calamos Global Growth and Income Fund

GROWTH OF $1,000,000: FOR THE 10-YEAR PERIOD ENDED 4/30/20

AVERAGE ANNUAL TOTAL RETURN† AS OF 4/30/20

	6 MONTHS	1 YEAR	5 YEARS	10 YEARS
Class A Shares – Inception 9/9/96
Without Sales Charge	-2.59%	-3.10%	2.74%	4.87%
With Sales Charge	-7.17	-7.72	1.75	4.36
Class C Shares – Inception 9/24/96
Without Sales Charge	-2.96	-3.86	1.97	4.09
With Sales Charge	-3.92	-4.81	1.97	4.09
Class I Shares – Inception 9/18/97	-2.48	-2.86	3.01	5.13

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

As of the prospectus dated 2/28/20, the Fund’s gross expense ratio for Class A shares is 1.49%, Class C shares is 2.28% and Class I shares is 1.25%. The expense ratios shown above may differ from the more recent expense ratios reported in the Financial Highlight section of this report.

†

Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Performance shown reflects the effects of an expense reimbursement that improved results and was in effect until March 31, 2003. Load-adjusted returns are adjusted for the maximum front-end sales load of 4.75% for Class A shares and returns for Class C shares have been adjusted for the contingent deferred sales charge (CDSC).

NOTES:

The graphs do not reflect the income taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

The MSCI ACWI Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets.

The MSCI World Index (U.S. Dollars) is a market-capitalization weighted index composed of companies representative of the market structure of developed market countries in North America, Europe and the Asia/Pacific region. Since inception data for the index is shown from 9/30/97 since data is only available for full monthly periods. Source: Lipper, Inc.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

The Fund’s use of derivative instruments involves investment risks and transaction costs to which the Fund would not be subject absent the use of these instruments and, accordingly, may result in losses greater than if they had not been used. Derivative instruments can be illiquid, may disproportionately increase losses and may have a potentially large impact on Fund performance.

62	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Total Return Bond Fund

CALAMOS TOTAL RETURN BOND FUND

INVESTMENT TEAM DISCUSSION

How has the Fund performed?

For the semiannual period ended April 30, 2020, the Fund returned 2.95% (Class I shares at net asset value) underperforming the 4.86% return of the Bloomberg Barclays U.S. Aggregate Bond Index.

Since its inception on September 19, 2018, the Fund gained 4.54% on an annualized basis (Class I shares at net asset value) versus a 4.66% return for the Bloomberg Barclays U.S. Aggregate Bond Index.

What factors influenced performance?

Following a series of three cuts to the federal funds rate in mid-2019, capital markets returned to a sense of normalcy through the end of the year and into the first six weeks of 2020. Risk assets performed well, with equity markets trading at all-time highs in mid-February, while corporate bond spreads in both the high yield and investment-grade markets traded near cyclical tights during the same time frame.

As cases of COVID-19 quickly spread beyond the Wuhan region of China, concerns of how the virus could negatively affect global economic conditions mounted. Markets reacted sharply, and the S&P 500 Index plummeted more than 30% between February 20 and March 23, representing the fastest drawdown in the index’s history. As if the COVID-19 crisis wasn’t enough, Saudi Arabia and Russia were unable to reach an agreement on oil production cuts in early March and threatened a price war, which sent a supply shock jolt through the energy sector, already reeling from a global demand shock brought on by the pandemic. The energy environment has improved since, as OPEC agreed to production cuts to offset the demand destruction caused by global quarantines and the drop off in industrial demand.

Both the Federal Reserve and the federal government took unprecedented actions during the course of the quarter. Early on, the Fed slashed its overnight rate from 1.50% to 0.00% in a pair of inter-meeting cuts while introducing hundreds of billions

OVERVIEW

Through its multi-sector fixed income strategy, the Fund invests predominantly in U.S. issuers with the goal of generating a high level of both current income and total return in excess of the benchmark over full market cycles.

KEY FEATURES

◾	Employs bond-by-bond portfolio construction with a focus on being well compensated for risks taken. We believe a disciplined process, grounded in fundamental research, enables us to achieve higher total returns with less volatility.

◾	Draws on a broader investable universe to enhance portfolio construction and risk management. The inclusion of high yield bonds, bank loans and preferreds provides additional opportunities.

◾	Utilizes robust, independent credit research. Our fixed income investment process unites quantitative and qualitative analyses into historical and forward-looking models. The result is a credit rating reflective of where a company is heading.

◾	Applies a macro overlay to capitalize on misunderstood industries and sectors. The overlay acts as a risk control that also considers the business cycle, geopolitical factors, inflation and real rate expectations.

PORTFOLIO FIT

The Fund may be suitable as the cornerstone of a fixed income allocation, with investments diversified across the major sectors of the U.S. bond market. Allocations to specialized fixed income strategies seek to enhance return potential and better manage risk.

FUND NASDAQ SYMBOLS

A Shares	CTRAX
C Shares	CTRCX

I Shares	CTRIX

FUND CUSIP NUMBERS

A Shares	128119310
C Shares	128119286

I Shares	128119278

www.calamos.com	63

Calamos Total Return Bond Fund

ASSET ALLOCATION

Corporate Bonds	48.9%
U.S. Government and Agency Securities	37.9

Asset Backed Securities	6.5
Bank Loans	1.3

Residential Mortgage Backed Securities	1.0
Convertible Bond	0.3

Convertible Preferred Stocks	0.2

Fund asset allocations are calculated as a percentage of net assets and may vary over time. The table excludes cash or cash equivalents.

of repo lines intended to keep the financial system functioning normally with good liquidity. It reintroduced quantitative easing on a previously unseen scale, taking over $650 billion of Treasury and mortgage-backed securities out of the market per week. In terms of scale, that weekly amount is equivalent to the size of the entire QE2 program enacted in 2010. Following up, the Fed introduced several asset purchase programs in support of liquidity and trading for risk assets including asset-backed securities and, for the first time, investment-grade corporate bonds. Those programs were scheduled to begin in April. Alongside these actions, Congress and the administration passed a $2 trillion support bill, the Coronavirus Aid, Relief and Economic Security (CARES) Act. CARES includes support for individuals, small and large businesses, public schools, public health initiatives, and state and local governments. Even though it is broad sweeping legislation, the government will likely need to take additional fiscal steps to get ahead of the crisis.

After reversing course and reaching cyclical wides in the third week of March, corporate credit spreads in both the investment-grade and high yield markets retraced substantial amounts of the widening that transpired in late February and early March. After spending the first half of the semiannual period trading sub 125 basis points, the option-adjusted spread1 on the Bloomberg Barclays U.S. Corporate Index traded as wide as 373 basis points before ending the period at 202 basis points over like-maturity Treasuries. Interestingly, through the peak of the crisis in mid-March, the full spectrum of maturities for investment-grade credit traded within the 1-3 year subcomponent of the market. In part, we believe this was related to concerns regarding the ability to liquidate and refinance shorter-term debt, while companies that have a longer runway before they need to clean up maturities were viewed as slightly safer.

Both the unprecedented monetary policy and a flight to quality assets drove Treasury yields substantially lower with two, five, 10 and 30-year maturities falling by 133, 116, 105 and 89 basis points, respectively. In addition, the yield curve steepened markedly, spurred by expectations of inflation and long-term debt needed to support quantitative easing programs. Given the Treasury rally and spread widening during the period, major sectors of the U.S. Aggregate market experienced markedly different performance. The Treasury component of the Bloomberg Barclays U.S. Aggregate Bond Index led with an +8.0% return, securitized products returned +3.7%, with the corporate sector returning only +2.0%, and the government-related sector trailing at +1.3%.

The Fund held an overweight in corporate debt over the six-month period. As a result, the overweight allocation to corporate bonds across financial, industrial and utility related sectors detracted from performance, while security selection in both the financial and industrial sectors also set back results. The overweight allocation to the asset-backed security sector also weighed on performance, while the team’s security selectin in both Treasuries and mortgage-backed securities supported performance. Over the long-term, we continue to favor an overweight to corporate bonds and asset-backed securities in the Fund, as the additional yield has shown historically to generate superior long-term returns.

How is the Fund positioned?

The Fund has a duration of 5.6 years neutral to the 5.6 years duration of the Bloomberg Barclays U.S. Aggregate Bond Index.

[1]

Option-adjusted spread (OAS) is the yield spread which has to be added to a benchmark yield curve to discount a security’s payments to match its market price; uses a dynamic pricing model that accounts for embedded options and is usually measured in basis points.

64	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Total Return Bond Fund

The Fund continues to hold an overweight in corporate bonds in both the investment-grade and out-of-benchmark high yield ratings categories. These overweights led to a lower overall credit quality of A when compared with the AA quality of the benchmark. The strong rally in Treasury rates coupled with the widening of spreads in risk assets led to positive returns during the reporting period, ahead of peer group averages, but trailing the Bloomberg Barclays U.S. Aggregate Bond Index. The Fund’s weighting of corporate bonds was increased during the six-month period, primarily by adding industrial-related names during the dislocation that occurred during the liquidity crisis phase of the pandemic-induced downturn. We also added significantly to the allocation in mortgage-backed securities following the Fed announcement of reinstituting a quantitative easing program in that sector, though we remain underweight versus the benchmark allocation. The Fund continues to hold overweight positions in corporate and asset-backed securities and underweight positions in Treasuries and Agencies following the changes. Within the corporate bond allocation, our largest overweight allocations are found in the consumer cyclical and consumer non-cyclical sectors.

What are your closing thoughts for Fund shareholders?

Both the domestic and global economies are in contraction, and we believe that the second quarter of 2020 is likely to be the worst ever recorded. While the length and severity of the recession is certainly tied to the duration of shutdowns across broad swaths of the economy, we also view the unprecedented actions taken by both the Federal Reserve and the federal government as critical to maintaining normal market operations and enabling economic recovery in the most timely fashion possible. We expect more liquidity programs to emerge from the Federal Reserve, as they are operating with a “whatever it takes” mentality to ensure that capital flows to both businesses and consumers alike. Furthermore, we believe it is unlikely that Congress and the administration are finished delivering relief and support to families and small businesses.

Aside from the difference of origin, there are key differences between this downturn and the Great Financial Crisis. Most importantly, the banking system currently remains healthy. Availability of credit is flowing in the corporate bond market, and we have seen record issuance as companies look to shore up liquidity and balance sheet strength, albeit at increased costs. We do anticipate significant spikes in defaults, particularly in energy-related industries. In the coming weeks and months, we will continue to monitor the economic impact of COVID-19. We will study macroeconomic data points both domestic and global. How quickly the nations of the world are able to return to work with a relative sense of normalcy will be a critical indicator. In the meantime, we are adhering to our disciplined approach of building portfolios bond-by-bond with a focus on being well compensated for the risks taken.

www.calamos.com	65

Calamos Total Return Bond Fund

ANNUALIZED RETURN: SINCE INCEPTION (6/27/07) THROUGH 4/30/20

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted.

The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by visiting www.calamos.com. Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average. All performance shown assumes reinvestment of dividends and capital gains distributions. Performance is for the Fund’s Class I shares at net asset value. The Fund also offers Class A and Class C shares, the performance of which may vary. Source: State Street Corporation and Mellon Analytical Solutions, LLC.

Duration is useful in measuring a bond fund’s sensitivity to changes in interest rates. The longer the duration, the more a bond fund’s price will fluctuate when interest rates change.

*	Annual returns for Class I shares are provided because Class I shares represent the largest percentage of assets in the Calamos Family of Funds.

66	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Total Return Bond Fund

GROWTH OF $1,000,000: FOR THE 10-YEAR PERIOD ENDED 4/30/20

AVERAGE ANNUAL TOTAL RETURN† AS OF 4/30/20

	6 MONTHS	1 YEAR	5 YEARS	10 YEARS
Class A Shares – Inception 6/27/07
Without Sales Charge	2.92%	8.05%	3.14%	3.25%
With Sales Charge	0.63	5.66	2.36	2.86
Class C Shares – Inception 6/27/07
Without Sales Charge	2.54	7.25	2.37	2.49
With Sales Charge	1.54	6.25	2.37	2.49
Class I Shares – Inception 6/27/07	2.95	8.32	3.39	3.52

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

As of the prospectus dated 2/28/20, the Fund’s gross expense ratio for Class A shares is 1.09%, Class C shares is 1.84% and Class I shares is 0.84%. The Fund’s investment adviser has contractually agreed to reimburse Fund expenses through March 1, 2022 to the extent necessary so that Total Annual Fund Operating Expenses (excluding taxes, interest, short interest, short dividend expenses, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, if any) of Class A, Class C, and Class I are limited to 0.90%, 1.65%, and 0.65% of average net assets, respectively. Calamos Advisors may recapture previously waived expense amounts within the same fiscal year for any day where the respective Fund’s expense ratio falls below the contractual expense limit up to the expense limit for that day. This undertaking is binding on Calamos Advisors and any of its successors and assigns. This agreement is not terminable by either party. The expense ratios shown above may differ from the more recent expense ratios reported in the Financial Highlights section of this report.

†

Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Load-adjusted returns are adjusted for the maximum front-end sales load of 2.25% for Class A shares and returns for Class C shares have been adjusted for the contingent deferred sales charge (CDSC).

NOTES:

The graph does not reflect the income taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

The Bloomberg Barclays U.S. Aggregate Bond Index is considered generally representative of the investment-grade bond market. Source: Lipper, Inc.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

www.calamos.com	67

Calamos High Income Opportunities Fund

OVERVIEW

Through its multi-sector fixed income strategy, the Fund invests mainly in high yield securities from U.S. issuers with the goal of generating a high level of current income and total return in excess of the benchmark index over full market cycles.

KEY FEATURES

◾	Employs bond-by-bond portfolio construction with a focus on being well compensated for risks taken. We believe a disciplined process, grounded in fundamental research, enables us to achieve higher total returns with less volatility.

◾	Draws on broader investable universe to enhance portfolio construction and risk management. Expanding the universe to include bank loans and preferred securities provides additional opportunities.

◾	Utilizes robust, independent credit research. Our fixed income investment process unites quantitative and qualitative analyses into historical and forward-looking models. The result is a credit rating that reflects where a company is heading.

◾	Applies a macro overlay to capitalize on opportunities in misunderstood industries and sectors. The overlay acts as a risk control that also considers the business cycle, geopolitics, inflation and real rate expectations.

PORTFOLIO FIT

The Fund can complement investment-grade credit exposure, providing attractive income and total return potential for more risk-tolerant investors.

FUND NASDAQ SYMBOLS

A Shares	CHYDX
C Shares	CCHYX

I Shares	CIHYX

FUND CUSIP NUMBERS

A Shares	128119815
C Shares	128119799

I Shares	128119781

CALAMOS HIGH INCOME OPPORTUNITIES FUND

INVESTMENT TEAM DISCUSSION

How has the Fund performed?

For the semiannual period ended April 30, 2020, the Fund returned -9.24% (Class I shares at net asset value) versus a decrease of -6.60% for the Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index.

Since its inception on August 2, 1999, the Fund gained 5.59% on an annualized basis (Class I share at net asset value) versus a 7.50% return for the Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index.

What factors influenced performance?

Following a series of series of three cuts to the Federal Funds rate in mid-2019, capital markets returned to a sense of normalcy in the months that followed through the end of the year and into the first six weeks of 2020. Risk assets performed well, with equity markets trading to all-time highs in mid-February and corporate bond spreads in both the high yield and investment grade markets trading near cyclical tights during the same period.

As cases of COVID-19 quickly spread beyond the Wuhan region of China, concerns of how the virus could negatively affect global economic conditions mounted. Markets reacted sharply, and the S&P 500 Index plummeted more than 30% between February 20 and March 23, representing the fastest drawdown in the index’s history. As if the COVID-19 crisis wasn’t enough, Saudi Arabia and Russia were unable to reach an agreement on oil production cuts in early March and threatened a price war, which sent a supply shock jolt through the energy sector, which was already reeling from a global demand shock brought on by the pandemic.

Both the Federal Reserve and the federal government took unprecedented actions during the course of the quarter. Early on, the Fed slashed its overnight rate from

68	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos High Income Opportunities Fund

1.50% to 0.00% in a pair of inter-meeting cuts while introducing hundreds of billions of repo lines intended to keep the financial system functioning normally with good liquidity. It reintroduced quantitative easing on a previously unseen scale, taking over $650 billion of Treasury and mortgage-backed securities out of the market per week. In terms of scale, that weekly amount is equivalent to the size of the entire QE2 program enacted in 2010. Following up, the Fed introduced several asset purchase programs in support of liquidity and trading for risk assets including asset-backed securities and, for the first time, investment-grade corporate bonds. Alongside these actions, Congress and the administration passed a $2 trillion support bill, the Coronavirus Aid, Relief and Economic Security (CARES) Act. CARES includes support for individuals, small and large businesses, public schools, public health initiatives, and state and local governments. Even though it is broad sweeping legislation, it is unlikely to represent the final fiscal steps taken by the government during the crisis.

Before the crisis began, high yield spreads had spent the first half of the reporting period trading in a range of 315 to 400 basis points on an option-adjusted basis. With the advent of the crisis, but prior to the Fed announcing its intention to support corporate credit markets through both primary and secondary market purchase programs, fear of widespread liquidity issues took spreads on the broad high yield market out to 1100 basis points. In addition to purchasing investment grade bonds, the Fed announced in late March that its program would include buying BB-rated credits, so long as the company was downgraded on or after March 23. This additional show of support for corporate bond markets, along with generally improving liquidity conditions, led to a retracement of roughly half of the spread widening. The Bloomberg Barclays US High Yield 2% Issuer Capped Index closed the semi-annual period with option-adjusted spreads at 744 basis points over like maturity Treasuries. Excluding energy, the yield on the index closed at 7.15%.

Higher-quality, below-investment-grade bonds rated BB delivered returns of -2.5%, whereas CCC-rated issuers delivered a loss of -17.1%. At the beginning of the semiannual period, the trailing 12-month default rate was 2.8%, still running lower than the long-term average of 3.5%. By the end of the reporting period, default rates had increased to 4.5%, much of which was driven by energy-related businesses in both exploration and production and oil field services. We expect the overall default rate, and that of energy to continue increasing as businesses find themselves insolvent. Regarding our credit-quality positioning, our underweight to BB-rated bonds impeded performance, while security selection among our CCC-rated holdings was a positive.

From a sector perspective, the team’s overweight allocation to the insurance sector and security selection within the consumer non-cyclical sector contributed to return. Conversely, our security selection within the energy sector and underweight to the technology sector detracted from performance.

How is the Fund positioned?

The Fund is currently overweight the property and casualty insurance, pharmaceuticals and brokerage/asset managers industries. The pharmaceuticals overweight is a result of idiosyncratic opportunities in two companies, in particular, while the property and casualty insurance overweight is related to favorable consolidation trends in the industry. Our notable underweights fall within the technology, independent industry and wireless communications industries. In the case of independent energy, we chose to pare back its allocation during the reporting period.

SECTOR WEIGHTINGS

Financials	15.3%
Consumer Discretionary	15.1

Communication Services	15.0
Industrials	15.0

Health Care	11.4
Energy	8.3

Materials	4.2
Consumer Staples	4.0

Information Technology	3.0
Utilities	1.3

Real Estate	0.9

Asset Allocation weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents, any government/sovereign bonds or broad based index hedging securities the Fund may hold.

www.calamos.com	69

Calamos High Income Opportunities Fund

From a credit-quality perspective, the Fund is underweight in the BB category, while currently overweight toward both B-rated and CCC-rated issuers. The Fund is positioned short (3.5 years) in comparison with the option-adjusted duration of the Bloomberg Barclays US High Yield 2% Issuer Capped Index (3.9 years).

Over the annual period, the team has added to positions in the property and casualty insurance, technology, and metals and mining industries. In addition, we reduced the portfolio exposure to wireless, pharmaceutical and midstream energy credits. Independent energy and wireless are more underweight than the beginning of the period, while we reduced the midstream exposure an overweight to an underweight.

What are your closing thoughts for Fund shareholders?

Both the domestic and global economies are in contraction, and we believe that the second quarter of 2020 is likely to be the worst ever recorded. The length and severity of the recession certainly depends on the duration of shutdowns across broad swaths of the economy. We also view the unprecedented actions taken by both the Federal Reserve and the Federal government as critical to both maintaining normal market operations during these extraordinary times and allowing for economic recovery in the timeliest fashion possible. We expect more liquidity programs to emerge from the Federal Reserve, as they are operating in a “whatever it takes” mentality to ensure that capital flows to both businesses and consumers alike. In addition, we believe it is unlikely that Congress and the administration are finished delivering relief and support to families and small businesses.

Aside from the difference of origin, there are key differences between this downturn and the Great Financial Crisis. Most importantly, the banking system currently remains healthy. Availability of credit is flowing in the corporate bond market, and we have seen record issuance as companies look to shore up liquidity and balance sheet strength, albeit at increased costs. We do anticipate significant spikes in defaults, particularly in energy-related industries. In the coming weeks and months, we will continue to monitor the economic impact of COVID-19. We will study macroeconomic data points both domestic and global. How quickly the nations of the world are able to return to work with a relative sense of normalcy will be a critical indicator. In the meantime, we adhere to our disciplined approach of building portfolios bond-by-bond with a focus on being well compensated for the risks taken.

70	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos High Income Opportunities Fund

ANNUALIZED RETURN: SINCE INCEPTION (3/1/02) THROUGH 4/30/20

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted.

The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by visiting www.calamos.com. Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average. All performance shown assumes reinvestment of dividends and capital gains distributions. Performance is for the Fund’s Class I shares at net asset value. The Fund also offers Class A and Class C shares, the performance of which may vary. Source: State Street Corporation and Mellon Analytical Solutions, LLC.

*	Annual returns for Class I shares are provided because Class I shares represent the largest percentage of assets in the Calamos Family of Funds.

www.calamos.com	71

Calamos High Income Opportunities Fund

GROWTH OF $1,000,000: FOR THE 10-YEAR PERIOD ENDED 4/30/20

AVERAGE ANNUAL TOTAL RETURN† AS OF 4/30/20

	6 MONTHS	1 YEAR	5 YEARS	10 YEARS
Class A Shares – Inception 8/2/99
Without Sales Charge	-9.35%	-8.31%	0.96%	3.62%
With Sales Charge	-11.37	-10.42	-0.02	3.11
Class C Shares – Inception 12/21/00
Without Sales Charge	-9.64	-9.03	0.21	2.84
With Sales Charge	-10.52	-9.89	0.21	2.84
Class I Shares – Inception 3/1/02	-9.24	-8.08	1.21	3.88

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

As of the prospectus dated 2/28/20, the Fund’s gross expense ratio for Class A shares is 1.24%, Class C shares is 2.09% and Class I shares is 1.00%. The Fund’s investment adviser has contractually agreed to reimburse Fund expenses through March 1, 2022, to the extent necessary so that Total Annual Fund Operating Expenses (excluding taxes, interest, short interest, short dividend expenses, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, if any) of Class A, Class C, and Class I are limited to 1.00%, 1.75%, and 0.75% of average net assets, respectively. Calamos Advisors may recapture previously waived expense amounts within the same fiscal year for any day where the respective Fund’s expense ratio falls below the contractual expenses limit up to the expense limit for that day. This undertaking is binding on Calamos Advisors and any of its successors and assigns. This agreement is not terminable by either party. The expense ratios shown above may differ from the more recent expense ratios reported in the Financial Highlights section of this report.

†

Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Performance shown reflects the effects of an expense reimbursement that improved results and was in effect until March 31, 2003. Load-adjusted returns are adjusted for the maximum front-end sales load of 2.25% for Class A shares and returns for Class C shares have been adjusted for the contingent deferred sales charge (CDSC).

NOTES:

The graphs do not reflect the income taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

The Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index measures the performance of high yield corporate bonds with a maximum allocation of 2% to any one issuer.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

72	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Short-Term Bond Fund

CALAMOS SHORT-TERM BOND FUND

INVESTMENT TEAM DISCUSSION

How has the Fund performed?

For the semiannual period ended April 30, 2020, the Fund returned 0.40% (Class I shares at net asset value) underperforming the 2.58% return of the Bloomberg Barclays 1-3 Year Government/Credit Index and 1.47% gain for the Bloomberg Barclays U.S. 1-3 Year Credit Index.

Since its inception on September 19, 2018, the Fund gained 3.48% on an annualized basis (Class I shares at net asset value) versus a 4.78% return for the Bloomberg Barclays 1-3 Year Government/Credit Index and 4.42% increase for the Bloomberg Barclays U.S. 1-3 Year Credit Index.

What factors influenced performance?

Following a series of series of three cuts to the federal funds rate in mid-2019, capital markets returned to a sense of normalcy through the end of the year and into the first six weeks of 2020. Risk assets performed well, with equity markets trading to all-time highs in mid-February. Corporate bond spreads in both the high yield and investment-grade markets traded near cyclical tights during the same time frame.

As cases of COVID-19 quickly spread beyond the Wuhan region of China, concerns of how the virus could negatively affect global economic conditions mounted. Markets reacted sharply, and the S&P 500 Index plummeted more than 30% between February 20 and March 23, representing the fastest drawdown in the index’s history. As if the COVID-19 crisis wasn’t enough, Saudi Arabia and Russia were unable to reach an agreement on oil production cuts in early March and threatened a price war, which sent a supply shock jolt through the energy sector, already reeling from a global demand shock brought on by the pandemic. The energy environment has improved since, as OPEC agreed to production cuts to offset the demand destruction caused by global quarantines and the drop off in industrial demand.

Both the Federal Reserve and the federal government took unprecedented actions during the course of the quarter. Early on, the Fed slashed its overnight rate from 1.50% to 0.00% in a pair of inter-meeting cuts while introducing hundreds of billions of repo lines intended to keep the financial system functioning normally with good liquidity. It reintroduced quantitative easing on a previously unseen scale, taking over $650 billion of Treasury and mortgage-backed securities out of the market per week. In terms of scale, that weekly amount is equivalent to the size of the entire QE2 program enacted in 2010. Following up, the Fed introduced several asset purchase programs in support of liquidity and trading for risk assets including asset-backed securities and, for the first time, investment-grade corporate bonds. Those programs were scheduled to begin in April. Alongside these actions, Congress and the administration passed a $2 trillion support bill, the Coronavirus Aid, Relief and Economic Security (CARES) Act. CARES includes support for individuals, small and large businesses, public schools, public health initiatives, and state and local governments. Even though it is broad sweeping legislation, the government will likely need to take additional fiscal steps to get ahead of the crisis.

After reversing course and reaching cyclical wides in the third week of March, corporate credit spreads in both the investment-grade and high yield markets retraced substantial amounts of the widening that transpired in late February and early March.

OVERVIEW

Through its multi-sector fixed income strategy, the fund invests predominantly in U.S. issuers with the goal of generating a high level of current income and total return in excess of the benchmark over full market cycles.

KEY FEATURES

◾	Employs bond-by-bond portfolio construction with a focus on being well compensated for risks taken. We believe a disciplined process, grounded in fundamental research, enables us to achieve higher total returns with less volatility.

◾	Draws on a broader investable universe to enhance portfolio construction and risk management. Expanding the universe to include high yield bonds, bank loans and preferreds provides additional opportunities.

◾	Utilizes robust, independent credit research. Our fixed income investment process unites quantitative and qualitative analyses into historical and forward-looking models. The result is a credit rating reflective of where a company is heading.

◾	Applies a macro overlay to capitalize on misunderstood industries and sectors. The overlay acts as a risk control that also considers the business cycle, geopolitics, inflation and real rate expectations.

PORTFOLIO FIT

The Fund may be suitable for investors seeking current income accompanied by lower volatility over a one-year to two-year time horizon.

FUND NASDAQ SYMBOLS

A Shares	CSTBX
I Shares	CSTIX

FUND CUSIP NUMBERS

A Shares	128120441
I Shares	128120433

www.calamos.com	73

Calamos Short-Term Bond Fund

ASSET ALLOCATION

Corporate Bonds	74.4%
Asset Backed Securities	14.1

U.S. Government and Agency Securities	5.2
Residential Mortgage Backed Securities	2.3

Bank Loans	1.8
Municipal Obligations	0.9

Convertible Bonds	0.5

Fund asset allocations are calculated as a percentage of net assets and may vary over time. The table excludes cash or cash equivalents.

After spending the first half of the semiannual period trading sub 50 basis points, the option adjusted spread on the Bloomberg Barclays US Corporate 1-3 Year Index traded as wide as 390 basis points before ending the period at 151 basis points over like-maturity Treasuries.

Short-duration Treasury yields moved substantially lower with one, two and three year maturities falling by 135, 133, and 127 basis points, respectively. This was driven by both the unprecedented monetary policy and a flight to quality assets. Given the Treasury rally and spread widening during the period, major sectors of the short-duration market experienced markedly different performance. The Treasury component of the Bloomberg Barclays US Corporate 1-3 Year Index led with a +3.1% return, with the government-related sector trailing at +2.6%, and the corporate sector returning only +1.1%. As a result, the Fund’s overweight allocation to corporate bonds across financial, industrial and utility related sectors detracted from performance, while security selection in each sector also detracted from performance. The out-of-benchmark allocation to the asset-backed security sector also weighed on performance. Over the long-term, we continue to favor an overweight to corporate bonds and asset-backed securities in the Fund, as the additional yield in short duration securities has historically generated superior long-term returns.

How is the Fund positioned?

The Fund has a duration of 1.9 years versus the 1.8 years duration of the Bloomberg Barclays 1-3 Year Government/Credit Index.

The Fund continues to hold an overweight in corporate bonds in both the investment-grade and out-of-benchmark high yield ratings categories. These overweights result in a lower overall credit quality of A- compared with the AA quality of the benchmark. The strong rally in Treasury rates coupled with the widening of spreads in risk assets led to slightly positive returns during the reporting period. The Fund’s weighting of corporate bonds was increased during the six-month period, primarily during the dislocation that occurred during the liquidity crisis sparked by the COVID-19 pandemic. While the Fund continues to hold overweight positions in corporate and asset-backed securities, it has underweight positions in Treasuries and agencies following the changes. Within the corporate bond allocation, our largest overweight allocations reside in the consumer cyclical and consumer non-cyclical sectors.

What are your closing thoughts for Fund shareholders?

Both the domestic and global economies are in contraction, and we believe that the second quarter of 2020 is likely to be the worst ever recorded. The length and severity of the recession certainly depends on the duration of shutdowns across broad swaths of the economy. We also view the unprecedented actions taken by both the Federal Reserve and the Federal government as critical to both maintaining normal market operations during these extraordinary times and allowing for economic recovery in the timeliest fashion possible. We expect more liquidity programs to emerge from the Federal Reserve, as they are operating in a “whatever it takes” mentality to ensure that capital flows to both businesses and consumers alike. In addition, we believe it is unlikely that Congress and the administration are finished delivering relief and support to families and small businesses.

74	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Short-Term Bond Fund

Aside from the difference of origin, there are key differences between this downturn and the Great Financial Crisis. Most importantly, the banking system currently remains healthy. Availability of credit is flowing in the corporate bond market, and we have seen record issuance as companies look to shore up liquidity and balance sheet strength, albeit at increased costs. We do anticipate significant spikes in defaults, particularly in energy-related industries. In the coming weeks and months, we will continue to monitor the economic impact of COVID-19. We will study macroeconomic data points both domestic and global. How quickly the nations of the world are able to return to work with a relative sense of normalcy will be a critical indicator. In the meantime, we are adhering to our disciplined approach of building portfolios bond-by-bond with a focus on being well compensated for the risks taken.

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Calamos Short-Term Bond Fund

GROWTH OF $1,000,000: SINCE INCEPTION THROUGH 4/30/20

AVERAGE ANNUAL TOTAL RETURN† AS OF 4/30/20

	6 MONTHS	1 YEAR	SINCE INCEPTION
Class A Shares – Inception 9/19/18
Without Sales Charge	0.28%	2.73%	3.23%
With Sales Charge	-1.94	0.44	1.78
Class I Shares – Inception 9/19/18	0.40	2.98	3.48

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

As of the prospectus dated 2/28/20, the Fund’s gross expense ratio for Class A shares is 0.74% and Class I shares is 0.47%. The Fund’s investment adviser has contractually agreed to reimburse Fund expenses through 3/1/22 to the extent necessary so that Total Annual Fund Operating Expenses (excluding taxes, interest, short interest, short dividend expenses, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, if any) of Class A and Class I are limited to 0.65% and 0.40% of average net assets, respectively. Calamos Advisors may recapture previously waived expense amounts within the same fiscal year for any day where the respective Fund’s expense ratio falls below the contractual expense limit up to the expense limit for that day. This undertaking is binding on Calamos Advisors and any of its successors and assigns. This agreement is not terminable by either party. The expense ratios shown above may differ from the more recent expense ratios reported in the Financial Highlights section of this report.

†

Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Performance shown reflects the effects of an expense reimbursement that improved results. Load-adjusted returns are adjusted for the maximum front-end sales load of 2.25% for Class A shares.

NOTES:

The Bloomberg Barclays Government/Credit 1-3 Year Index includes all medium and larger issues of U.S. government, investment-grade corporate, and investment-grade international dollar-denominated bonds that have maturities of between 1 and 3 years and are publicly issued.

The Bloomberg Barclays U.S. 1-3 Year Credit Index measures the investment-grade, U.S. dollar-denominated, fixed-rate, taxable corporate and government-related bond markets. It is composed of the U.S. Corporate Index and a non-corporate component that includes foreign agencies, sovereigns, supranationals and local authorities that have maturities of between 1 and 3 years.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

76	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Expense Overview

EXPENSE OVERVIEW

As a shareholder of a mutual fund, you incur two types of costs. You incur:

1) Transaction costs, including sales charges, or loads, on purchase payment and redemption fees.

2) Ongoing costs, including management fees, distribution and/or service (12b-1) fees and other fund expenses.

The examples in this report are based on an investment of $1,000 made at the beginning of the period and held for the entire period from November 1, 2019 to April 30, 2020. It is intended to help you understand the ongoing costs associated with investing in each mutual fund and to compare these costs with the ongoing costs of investing in other mutual funds.

There are two parts of each Fund’s chart:

Actual

In this part of the chart, you’ll see the actual expenses you would have paid on a $1,000 investment made at the beginning of the period and held for the entire period in each fund from November 1, 2019 to April 30, 2020, the period covered by this report. This chart also shows the actual returns, after expenses, you would have earned during that time. This chart can help you estimate your own expenses. For example, if you invested $8,600 in Class A shares of the fund, simply divide $8,600 by $1,000, then multiply that result by the figure in the Actual Expenses per $1,000 row. In this example, you would multiply 8.6 times the figure.

Hypothetical

In this part of the chart, you’ll see the hypothetical expenses you would have paid on a $1,000 investment from November 1, 2019 to April 30, 2020, and the hypothetical returns, after expenses, you would have earned during that time. The Securities and Exchange Commission (SEC) has established the guidelines for this chart, including the assumed 5% annual rate of return before expenses, which is what you’ll see in the chart. Note that this chart will not help you determine your own expenses, but will help you compare expenses of the fund you own to the expenses of another fund since the information for that fund should be calculated using the same assumptions.

Please note that the expenses shown in the chart are meant to highlight your ongoing costs only and do not include any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second line of the chart is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

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Expense Example

The actual and hypothetical examples shown assume a $1,000 investment at the beginning of the period, November 1, 2019 and held through April 30, 2020.

	CLASS A SHARES	CLASS C SHARES	CLASS I SHARES	CLASS R6 SHARES
CALAMOS MARKET NEUTRAL INCOME FUND
Actual Expenses per $1,000*	$6.06	$9.76	$4.82	$—
Actual – Ending Balance	$997.50	$993.60	$998.80	$—

Hypothetical Expenses per $1,000*	$6.12	$9.87	$4.87	$—
Hypothetical – Ending Value	$1,018.80	$1,015.07	$1,020.04	$—

Annualized expense ratio(1),(2)	1.22%	1.97%	0.97%	—
CALAMOS HEDGED EQUITY FUND
Actual Expenses per $1,000*	$5.72	$9.43	$4.47	$—
Actual – Ending Balance	$999.00	$996.50	$999.60	$—

Hypothetical Expenses per $1,000*	$5.77	$9.52	$4.52	$—
Hypothetical – Ending Value	$1,019.14	$1,015.42	$1,020.39	$—

Annualized expense ratio(3)	1.15%	1.90%	0.90%	—
CALAMOS PHINEUS LONG/SHORT FUND
Actual Expenses per $1,000*	$15.09	$18.66	$13.67	$—
Actual – Ending Balance	$964.00	$959.40	$964.10	$—

Hypothetical Expenses per $1,000*	$15.44	$19.10	$14.00	$—
Hypothetical – Ending Value	$1,009.50	$1,005.82	$1,010.94	$—

Annualized expense ratio(1),(2)	3.09%	3.83%	2.80%	—
CALAMOS CONVERTIBLE FUND
Actual Expenses per $1,000*	$5.84	$9.64	$4.58	$—
Actual – Ending Balance	$1,044.20	$1,040.00	$1,045.40	$—

Hypothetical Expenses per $1,000*	$5.77	$9.52	$4.52	$—
Hypothetical – Ending Value	$1,019.14	$1,015.42	$1,020.39	$—

Annualized expense ratio	1.15%	1.90%	0.90%	—
CALAMOS GLOBAL CONVERTIBLE FUND
Actual Expenses per $1,000*	$6.64	$10.43	$5.38	$—
Actual – Ending Balance	$1,039.60	$1,035.50	$1,041.00	$—

Hypothetical Expenses per $1,000*	$6.57	$10.32	$5.32	$—
Hypothetical – Ending Value	$1,018.35	$1,014.62	$1,019.59	$—

Annualized expense ratio	1.31%	2.06%	1.06%	—
CALAMOS TIMPANI SMALL CAP GROWTH FUND
Actual Expenses per $1,000	$6.39	$—	$5.17	$4.87
Actual – Ending Balance	$978.20	$—	$979.60	$980.00

Hypothetical Expenses per $1,000	$6.52	$—	$5.27	$4.97
Hypothetical – Ending Value	$1,018.40	$—	$1,019.94	$1,019.90

Annualized expense ratio(3)	1.30%	—	1.05%	0.99%
CALAMOS TIMPANI SMID GROWTH
Actual Expenses per $1,000**	$6.71	$—	$5.47	$5.46
Actual – Ending Balance	$997.80	$—	$998.90	$997.80

Hypothetical Expenses per $1,000**	$6.77	$—	$5.52	$5.52
Hypothetical – Ending Value	$1,018.15	$—	$1,019.39	$1,019.39

Annualized expense ratio(3)	1.35%	—	1.10%	1.10%

*	Expenses for all Fund Classes A, C, and I are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366.

**	Expenses for all Fund Classes A, I, and R6 are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366.

(1)	Annualized Expense Ratios for Market Neutral Income Fund and Phineus Long/Short Fund are adjusted to reflect fee waiver related to their investment in an affiliated fund.

(2)	Includes 0.18% and 1.36% related to dividend expense on short positions for Market Neutral Income Fund and Phineus Long/Short Fund, respectively.

(3)	Annualized Expense Ratios for Hedged Equity Fund, Timpani Small Cap Growth Fund and Timpani SMID Growth Fund are adjusted to reflect an expense limitation agreement.

78	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Expense Example

The actual and hypothetical examples shown assume a $1,000 investment at the beginning of the period, November 1, 2019 and held through April 30, 2020.

	CLASS A SHARES	CLASS C SHARES	CLASS I SHARES	CLASS R6 SHARES
CALAMOS GROWTH FUND
Actual Expenses per $1,000*	$6.66	$10.34	$5.43	$—
Actual – Ending Balance	$983.30	$979.40	$984.70	$—

Hypothetical Expenses per $1,000*	$6.77	$10.52	$5.52	$—
Hypothetical – Ending Value	$1,018.15	$1,014.42	$1,019.39	$—

Annualized expense ratio(1)	1.35%	2.10%	1.10%	—
CALAMOS GROWTH AND INCOME FUND
Actual Expenses per $1,000*	$5.38	$9.07	$4.15	$—
Actual – Ending Balance	$986.00	$982.50	$987.50	$—

Hypothetical Expenses per $1,000*	$5.47	$9.22	$4.22	$—
Hypothetical – Ending Value	$1,019.44	$1,015.71	$1,020.69	$—

Annualized expense ratio	1.09%	1.84%	0.84%	—
CALAMOS DIVIDEND GROWTH FUND
Actual Expenses per $1,000*	$6.60	$10.24	$5.38	$—
Actual – Ending Balance	$965.60	$962.10	$966.80	$—

Hypothetical Expenses per $1,000*	$6.77	$10.52	$5.52	$—
Hypothetical – Ending Value	$1,018.15	$1,014.42	$1,019.39	$—

Annualized expense ratio(2)	1.35%	2.10%	1.10%	—
CALAMOS SELECT FUND
Actual Expenses per $1,000*	$5.49	$9.06	$4.30	$—
Actual – Ending Balance	$921.10	$917.50	$922.70	$—

Hypothetical Expenses per $1,000*	$5.77	$9.52	$4.52	$—
Hypothetical – Ending Value	$1,019.14	$1,015.42	$1,020.39	$—

Annualized expense ratio(2)	1.15%	1.90%	0.90%	—
CALAMOS INTERNATIONAL GROWTH FUND(a)
Actual Expenses per $1,000*	$5.39	$9.04	$4.17	$3.73
Actual – Ending Balance	$969.40	$966.10	$970.90	$971.60

Hypothetical Expenses per $1,000*	$5.52	$9.27	$4.27	$3.82
Hypothetical – Ending Value	$1,019.39	$1,015.66	$1,020.64	$1,021.08

Annualized expense ratio(2)	1.10%	1.85%	0.85%	0.76%
CALAMOS EVOLVING WORLD GROWTH FUND
Actual Expenses per $1,000*	$8.29	$11.98	$7.05	$—
Actual – Ending Balance	$995.80	$991.60	$997.00	$—

Hypothetical Expenses per $1,000*	$8.37	$12.11	$7.12	$—
Hypothetical – Ending Value	$1,016.56	$1,012.83	$1,017.80	$—

Annualized expense ratio(2)	1.67%	2.42%	1.42%	—
CALAMOS GLOBAL EQUITY FUND
Actual Expenses per $1,000*	$6.98	$10.70	$5.74	$—
Actual – Ending Balance	$1,004.40	$1,001.90	$1,006.00	$—

Hypothetical Expenses per $1,000*	$7.02	$10.77	$5.77	$—
Hypothetical – Ending Value	$1,017.90	$1,014.17	$1,019.14	$—

Annualized expense ratio(2)	1.40%	2.15%	1.15%	—

*	Expenses for all Fund Classes A, C, and I are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366.

(1)	Annualized Expense Ratios for Growth Fund is adjusted to reflect fee waiver related to its investment in an affiliated fund.

(2)	Annualized Expense Ratios for Dividend Growth Fund, Select Fund, International Growth Fund, Evolving World Growth Fund and Global Equity Fund are adjusted to reflect an expense limitation agreement.

(a)	Expenses for Fund Class R6 of the International Growth Fund are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366.

www.calamos.com	79

Expense Example

The actual and hypothetical examples shown assume a $1,000 investment at the beginning of the period, November 1, 2019 and held through April 30, 2020.

	CLASS A SHARES	CLASS C SHARES	CLASS I SHARES	CLASS R6 SHARES
CALAMOS GLOBAL GROWTH AND INCOME FUND
Actual Expenses per $1,000*	$7.56	$11.22	$6.34	$—
Actual – Ending Balance	$974.10	$970.40	$975.20	$—

Hypothetical Expenses per $1,000*	$7.72	$11.46	$6.47	$—
Hypothetical – Ending Value	$1,017.21	$1,013.48	$1,018.45	$—

Annualized expense ratio(2)	1.54%	2.29%	1.29%	—
CALAMOS TOTAL RETURN BOND FUND
Actual Expenses per $1,000*	$4.54	$8.31	$3.28	$—
Actual – Ending Balance	$1,029.20	$1,025.40	$1,029.50	$—

Hypothetical Expenses per $1,000*	$4.52	$8.27	$3.27	$—
Hypothetical – Ending Value	$1,020.39	$1,016.66	$1,021.63	$—

Annualized expense ratio(2)	0.90%	1.65%	0.65%	—
CALAMOS HIGH INCOME OPPORTUNITIES FUND
Actual Expenses per $1,000*	$4.74	$8.28	$3.56	$—
Actual – Ending Balance	$906.50	$903.60	$907.60	$—

Hypothetical Expenses per $1,000*	$5.02	$8.77	$3.77	$—
Hypothetical – Ending Value	$1,019.89	$1,016.16	$1,021.13	$—

Annualized expense ratio(2)	1.00%	1.75%	0.75%	—
CALAMOS SHORT-TERM BOND FUND(b)
Actual Expenses per $1,000	$3.24	$—	$1.99	$—
Actual – Ending Balance	$1,002.80	$—	$1,004.00	$—

Hypothetical Expenses per $1,000	$3.27	$—	$2.01	$—
Hypothetical – Ending Value	$1,021.63	$—	$1,022.87	$—

Annualized expense ratio(2)	0.65%	—	0.40%	—

*	Expenses for all Fund Classes A, C, and I are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366.

(2)	Annualized Expense Ratios for Global Growth and Income Fund, Total Return Bond Fund, High Income Opportunities Fund and Short-Term Bond Fund are adjusted to reflect fee waiver.

(b)	Expenses for all Fund Classes of the Short-Term Bond Fund are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366.

80	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Market Neutral Income Fund    Schedule of Investments April 30, 2020 (Unaudited)

PRINCIPAL AMOUNT			VALUE

CONVERTIBLE BONDS (47.5%)
		Communication Services (4.6%)
2,500,000		Bandwidth, Inc.* 0.250%, 03/01/26	$2,705,150

12,000,000		Bilibili, Inc.*~ 1.375%, 04/01/26	15,491,640

15,000,000	EUR	Cellnex Telecom, SA 1.500%, 01/16/26	25,269,826

1,000,000,000	JPY	CyberAgent, Inc. 0.000%, 02/19/25	9,998,043

1,500,000		Gogo, Inc. 6.000%, 05/15/22	813,833

5,000,000		IAC FinanceCo 3, Inc.* 2.000%, 01/15/30	5,225,800

30,000,000		IAC FinanceCo, Inc.*~ 0.875%, 10/01/22	46,321,200

		iQIYI, Inc.
20,000,000		2.000%, 04/01/25	16,871,000
10,000,000		3.750%, 12/01/23^	9,471,950

		JOYY, Inc.*^
10,000,000		1.375%, 06/15/26	9,187,400
10,000,000		0.750%, 06/15/25	9,291,900

		Liberty Media Corp.*
12,500,000		2.750%, 12/01/49	11,673,250
5,000,000		2.250%, 12/01/48	4,988,750

5,000,000		Liberty Media Corp. / Liberty Formula One^ 1.000%, 01/30/23	5,269,425

15,000,000		Momo, Inc.^ 1.250%, 07/01/25	12,124,800

		Sea, Ltd.
12,500,000		1.000%, 12/01/24*	16,088,875
10,000,000		2.250%, 07/01/23~	28,295,700

		Snap, Inc.*
29,970,000		0.750%, 08/01/26~	31,060,608
15,000,000		0.250%, 05/01/25	15,792,600

		Twitter, Inc.
34,000,000		0.250%, 06/15/24~	32,047,040
15,000,000		1.000%, 09/15/21^	14,571,675

7,500,000		Vonage Holdings Corp.* 1.750%, 06/01/24	6,748,987

13,000,000		World Wrestling Entertainment, Inc.~ 3.375%, 12/15/23	24,645,725

		Zillow Group, Inc.*
15,500,000		0.750%, 09/01/24~^	18,292,480
7,500,000		1.375%, 09/01/26	8,831,925

22,500,000		Zynga, Inc.*~ 0.250%, 06/01/24	25,057,575

			406,137,157

PRINCIPAL AMOUNT			VALUE

		Consumer Discretionary (9.4%)
5,000,000		American Eagle Outfitters, Inc.* 3.750%, 04/15/25	$5,483,150

		Booking Holdings, Inc.
40,500,000		0.350%, 06/15/20~	45,763,380
15,000,000		0.750%, 05/01/25*^	16,964,100

12,500,000		Burlington Stores, Inc.*^ 2.250%, 04/15/25	13,338,688

3,000,000		Callaway Golf Company* 2.750%, 05/01/26	3,118,350

55,686,000		Carnival Corp.*~^ 5.750%, 04/01/23	94,319,276

		Chegg, Inc.
17,500,000		0.250%, 05/15/23~	28,861,700
13,457,000		0.125%, 03/15/25^	14,214,831

10,000,000	EUR	Delivery Hero, SE^ 1.000%, 01/23/27	11,693,756

8,174,000		Dick’s Sporting Goods, Inc.* 3.250%, 04/15/25	8,728,320

500,000,000	JPY	EDION Corp. 0.000%, 06/19/25	4,708,568

		Etsy, Inc.^
11,500,000		0.125%, 10/01/26*	11,676,525
10,000,000		0.000%, 03/01/23~	18,575,100

10,000,000		Farfetch, Ltd.* 3.750%, 05/01/27	10,627,700

15,000,000		Guess, Inc.*~ 2.000%, 04/15/24	9,395,025

15,500,000	EUR	Just Eat Takeaway.com, NV 2.250%, 01/25/24	25,170,213

27,500,000		MercadoLibre, Inc.~^ 2.000%, 08/15/28	40,788,825

30,000,000		NIO, Inc. 4.500%, 02/01/24	15,444,650

10,000,000		Pinduoduo, Inc.*^ 0.000%, 10/01/24	12,789,950

7,000,000		Quotient Technology, Inc. 1.750%, 12/01/22	6,203,925

		Tesla, Inc.~
65,000,000		2.375%, 03/15/22	162,278,675
55,000,000		2.000%, 05/15/24	141,832,350
25,000,000		1.250%, 03/01/21^	55,211,500

		Wayfair, Inc.
35,000,000		1.000%, 08/15/26*~	35,656,950
19,821,000		1.125%, 11/01/24~	24,430,175
12,500,000		0.375%, 09/01/22^	16,107,438

5,000,000		Winnebago Industries, Inc.* 1.500%, 04/01/25	4,806,375

			838,189,495

See accompanying Notes to Schedule of Investments	www.calamos.com	81

Market Neutral Income Fund    Schedule of Investments April 30, 2020 (Unaudited)

PRINCIPAL AMOUNT			VALUE

		Consumer Staples (0.2%)
10,000,000		Herbalife Nutrition, Ltd. 2.625%, 03/15/24	$9,189,100

4,000,000		Turning Point Brands, Inc.* 2.500%, 07/15/24	3,167,620

160,000,000	JPY	Yaoko Company, Ltd. 0.000%, 06/20/24	1,728,377

			14,085,097

		Energy (0.2%)
15,000,000		Chesapeake Energy Corp. 5.500%, 09/15/26	659,550

5,000,000		Nabors Industries, Inc. 0.750%, 01/15/24	549,100

5,000,000		Oasis Petroleum, Inc.~ 2.625%, 09/15/23	563,600

4,000,000		Renewable Energy Group, Inc. 4.000%, 06/15/36	9,488,820

4,000,000		SEACOR Holdings, Inc. 3.250%, 05/15/30	3,004,780

			14,265,850

		Financials (1.0%)
3,500,000		Apollo Commercial Real Estate Finance, Inc. 4.750%, 08/23/22	2,459,888

21,120,000		AXA, SA*~ 7.250%, 05/15/21	18,554,976

10,000,000		Goldman Sachs BDC, Inc. 4.500%, 04/01/22	9,608,750

5,000,000		Heritage Insurance Holdings, Inc. 5.875%, 08/01/37	5,874,950

5,000,000		Hope Bancorp, Inc. 2.000%, 05/15/38	4,161,475

25,000,000		LendingTree, Inc.~ 0.625%, 06/01/22	33,604,500

5,000,000		PennyMac Corp.* 5.500%, 11/01/24	3,869,025

5,000,000		PRA Group, Inc. 3.500%, 06/01/23	4,209,700

7,500,000		Qudian, Inc.* 1.000%, 07/01/26	3,934,500

4,000,000		Redwood Trust, Inc. 4.750%, 08/15/23	2,858,720

5,000,000		RWT Holdings, Inc.* 5.750%, 10/01/25	3,413,075

			92,549,559

		Health Care (6.2%)
5,000,000		Aerie Pharmaceuticals, Inc.* 1.500%, 10/01/24	4,634,350

7,500,000		Allscripts Healthcare Solutions, Inc.* 0.875%, 01/01/27	5,679,300

5,000,000		AMAG Pharmaceuticals, Inc.~ 3.250%, 06/01/22	4,254,400

PRINCIPAL AMOUNT		VALUE

6,000,000	Bridgebio Pharma, Inc.* 2.500%, 03/15/27	$5,812,800

3,759,000	Coherus Biosciences, Inc.*^ 1.500%, 04/15/26	4,012,695

3,500,000	Collegium Pharmaceutical, Inc. 2.625%, 02/15/26	3,522,960

10,000,000	CONMED Corp.^ 2.625%, 02/01/24	10,737,950

22,953,000	DexCom, Inc.~ 0.750%, 05/15/22	77,275,291

5,000,000	Evolent Health, Inc. 1.500%, 10/15/25	3,218,925

10,000,000	Halozyme Therapeutics, Inc.* 1.250%, 12/01/24	11,470,150

17,000,000	Innoviva, Inc.~ 2.500%, 08/15/25	18,364,675

10,000,000	Insmed, Inc.~ 1.750%, 01/15/25	9,467,700

	Intercept Pharmaceuticals, Inc.
5,000,000	3.250%, 07/01/23	4,417,350
5,000,000	2.000%, 05/15/26	5,065,200

3,000,000	Invacare Corp. 4.500%, 06/01/22	2,679,000

5,000,000	Invitae Corp.* 2.000%, 09/01/24	4,520,025

29,243,000	Ionis Pharmaceuticals, Inc.*~ 0.125%, 12/15/24	28,136,152

	Ironwood Pharmaceuticals, Inc.
9,500,000	1.500%, 06/15/26*~	9,694,513
7,500,000	0.750%, 06/15/24*	7,640,813
2,423,000	2.250%, 06/15/22	2,507,042

15,000,000	Ligand Pharmaceuticals, Inc.~ 0.750%, 05/15/23	13,192,500

5,000,000	Luckin Coffee, Inc.* 0.750%, 01/15/25	1,700,000

2,343,000	NanoString Technologies, Inc.* 2.625%, 03/01/25	2,276,400

10,000,000	Natera, Inc.* 2.250%, 05/01/27	11,816,200

15,000,000	Neurocrine Biosciences, Inc.~ 2.250%, 05/15/24	21,112,350

2,000,000	Nevro Corp. 2.750%, 04/01/25	2,692,210

	NuVasive, Inc.
22,050,000	2.250%, 03/15/21~	25,596,742
4,000,000	0.375%, 03/15/25*	3,699,660

5,000,000	OPKO Health, Inc. 4.500%, 02/15/25	4,083,525

10,000,000	Pacira BioSciences, Inc. 2.375%, 04/01/22	10,170,350

6,661,000	Quidel Corp.~ 3.250%, 12/15/20	28,893,953

82	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

Market Neutral Income Fund    Schedule of Investments April 30, 2020 (Unaudited)

PRINCIPAL AMOUNT		VALUE

5,000,000	Radius Health, Inc. 3.000%, 09/01/24	$3,836,650

5,000,000	Retrophin, Inc. 2.500%, 09/15/25	3,783,625

4,000,000	Revance Therapeutics, Inc.* 1.750%, 02/15/27	3,362,700

20,000,000	Sarepta Therapeutics, Inc.~ 1.500%, 11/15/24	35,289,600

10,000,000	Supernus Pharmaceuticals, Inc.^ 0.625%, 04/01/23	8,595,250

6,276,000	Tabula Rasa HealthCare, Inc.*^ 1.750%, 02/15/26	6,965,638

	Teladoc Health, Inc.~
16,500,000	1.375%, 05/15/25^	50,687,257
13,000,000	3.000%, 12/15/22	50,607,505

5,000,000	Theravance Biopharma, Inc. 3.250%, 11/01/23	5,499,875

5,000,000	Tilray, Inc. 5.000%, 10/01/23	1,598,000

11,461,000	Wright Medical Group, Inc.^ 1.625%, 06/15/23	11,685,865

13,500,000	Wright Medical Group, NV~ 2.250%, 11/15/21	18,993,555

		549,250,701

	Industrials (0.6%)
5,000,000	Aerojet Rocketdyne Holdings, Inc.~ 2.250%, 12/15/23	8,188,350

11,250,000	FTI Consulting, Inc.^ 2.000%, 08/15/23	15,641,831

25,000,000	Southwest Airlines Company 1.250%, 05/01/25	27,487,500

		51,317,681

	Information Technology (23.9%)
5,000,000	2U, Inc.* 2.250%, 05/01/25	5,083,225

7,500,000	8x8, Inc. 0.500%, 02/01/24	7,007,925

38,500,000	Advanced Micro Devices, Inc.~ 2.125%, 09/01/26	251,858,722

21,500,000	Akamai Technologies, Inc.* 0.375%, 09/01/27	22,599,617

10,000,000	Altair Engineering, Inc.~ 0.250%, 06/01/24	9,752,700

	Alteryx, Inc.
12,500,000	0.500%, 06/01/23~	32,369,812
10,000,000	1.000%, 08/01/26*^	9,523,300
10,000,000	0.500%, 08/01/24*	9,557,250

49,000,000	Atlassian, Inc.~ 0.625%, 05/01/23	95,358,655

5,000,000	Avaya Holdings Corp. 2.250%, 06/15/23	4,041,875

PRINCIPAL AMOUNT		VALUE

7,500,000	Benefitfocus, Inc. 1.250%, 12/15/23	$5,364,900

14,000,000	Blackline, Inc.*~ 0.125%, 08/01/24	14,834,750

3,000,000	CalAmp Corp. 2.000%, 08/01/25	2,196,615

8,800,000	Cardtronics, Inc.~ 1.000%, 12/01/20	8,488,304

11,376,000	Coupa Software, Inc.*~ 0.125%, 06/15/25	14,531,702

10,000,000	Cree, Inc.* 1.750%, 05/01/26	11,372,700

11,000,000	CSG Systems International, Inc.~ 4.250%, 03/15/36	11,880,660

10,000,000	CyberArk Software, Ltd.*^ 0.000%, 11/15/24	9,312,650

22,500,000	Cypress Semiconductor Corp.~ 4.500%, 01/15/22	39,748,050

3,000,000	DocuSign, Inc.^ 0.500%, 09/15/23	4,696,935

	FireEye, Inc.
12,500,000	0.875%, 06/01/24	10,768,687
5,000,000	1.625%, 06/01/35	4,655,250
5,000,000	1.000%, 06/01/35~	4,977,425

17,000,000	Five9, Inc.~^ 0.125%, 05/01/23	38,923,285

5,000,000	GDS Holdings, Ltd.^ 2.000%, 06/01/25	6,228,600

20,000,000	Guidewire Software, Inc. 1.250%, 03/15/25	21,100,300

35,341,000	HubSpot, Inc.~ 0.250%, 06/01/22	65,042,107

2,500,000	i3 Verticals, LLC* 1.000%, 02/15/25	2,179,988

5,000,000	II-VI, Inc. 0.250%, 09/01/22	4,939,075

2,500,000	Impinj, Inc.* 2.000%, 12/15/26	2,365,950

15,000,000	Infinera Corp.~ 2.125%, 09/01/24	13,437,450

	Inphi Corp.
8,000,000	1.125%, 12/01/20~	19,168,160
8,000,000	0.750%, 09/01/21	13,960,600
5,000,000	0.750%, 04/15/25*	5,289,400

10,000,000	Insight Enterprises, Inc.* 0.750%, 02/15/25	10,014,500

25,000,000	j2 Global, Inc.~ 3.250%, 06/15/29	31,979,125

7,500,000	LivePerson, Inc.* 0.750%, 03/01/24	6,988,950

20,000,000	Lumentum Holdings, Inc.* 0.500%, 12/15/26	21,257,200

See accompanying Notes to Schedule of Investments	www.calamos.com	83

Market Neutral Income Fund    Schedule of Investments April 30, 2020 (Unaudited)

PRINCIPAL AMOUNT		VALUE

	Microchip Technology, Inc.
20,000,000	1.625%, 02/15/25~	$36,890,800
19,903,000	1.625%, 02/15/27	25,091,414
7,500,000	2.250%, 02/15/37	9,164,663

17,475,000	Micron Technology, Inc. 3.125%, 05/01/32	82,585,190

	MongoDB, Inc.
35,000,000	0.250%, 01/15/26*^	36,646,400
3,000,000	0.750%, 06/15/24	7,277,265

15,000,000	New Relic, Inc.~ 0.500%, 05/01/23	13,616,775

20,000,000	Nice Systems, Inc.~^ 1.250%, 01/15/24	40,312,200

20,229,000	Nuance Communications, Inc.~ 1.000%, 12/15/35	21,086,103

12,500,000	Nutanix, Inc.~ 0.000%, 01/15/23	10,763,063

	Okta, Inc.~
22,500,000	0.250%, 02/15/23	70,458,075
22,500,000	0.125%, 09/01/25*^	23,815,012

25,000,000	ON Semiconductor Corp.~^ 1.625%, 10/15/23	27,430,875

10,000,000	OSI Systems, Inc.~ 1.250%, 09/01/22	9,566,150

40,925,000	Palo Alto Networks, Inc.~ 0.750%, 07/01/23	41,924,798

4,500,000	PAR Technology Corp.* 2.875%, 04/15/26	3,529,755

14,000,000	Pegasystems, Inc.*^ 0.750%, 03/01/25	13,447,070

10,000,000	Pluralsight, Inc. 0.375%, 03/01/24	8,534,150

7,000,000	Proofpoint, Inc.* 0.250%, 08/15/24	7,334,285

5,000,000	PROS Holdings, Inc.* 1.000%, 05/15/24	4,356,175

10,000,000	Pure Storage, Inc.^ 0.125%, 04/15/23	9,251,450

	Q2 Holdings, Inc.
15,000,000	0.750%, 02/15/23~	22,115,175
5,625,000	0.750%, 06/01/26*	6,031,294

5,000,000	Rapid7, Inc.^ 1.250%, 08/01/23	6,271,825

20,000,000	RealPage, Inc.~ 1.500%, 11/15/22	32,089,900

	RingCentral, Inc.~
32,000,000	0.000%, 03/01/25*^	30,908,960
28,000,000	0.000%, 03/15/23	78,663,900

14,500,000	SailPoint Technologies Holding, Inc.* 0.125%, 09/15/24	13,563,155

PRINCIPAL AMOUNT			VALUE

50,000,000		ServiceNow, Inc.~ 0.000%, 06/01/22	$131,297,000

18,500,000		Silicon Laboratories, Inc.~^ 1.375%, 03/01/22	22,282,232

7,500,000		Slack Technologies, Inc.* 0.500%, 04/15/25	8,329,238

3,000,000		SMART Global Holdings, Inc.* 2.250%, 02/15/26	2,669,130

		Splunk, Inc.~
35,000,000		0.500%, 09/15/23	40,129,075
25,000,000		1.125%, 09/15/25	29,430,625

		Square, Inc.
34,000,000		0.125%, 03/01/25*^	31,359,900
25,000,000		0.375%, 03/01/22~	71,253,125
6,500,000		0.500%, 05/15/23~	7,288,353

12,500,000		Synaptics, Inc.~ 0.500%, 06/15/22	13,703,062

15,000,000		Teradyne, Inc.~^ 1.250%, 12/15/23	30,533,850

15,000,000		TTM Technologies, Inc.~ 1.750%, 12/15/20	18,523,275

30,000,000		Twilio, Inc.~^ 0.250%, 06/01/23	49,644,300

6,000,000		Viavi Solutions, Inc.~^ 1.000%, 03/01/24	6,754,380

10,000,000		Vishay Intertechnology, Inc.^ 2.250%, 06/15/25	9,249,000

10,000,000		Weibo Corp.^ 1.250%, 11/15/22	9,139,950

		Workday, Inc.~
35,000,000		0.250%, 10/01/22	42,738,850
12,500,000		1.500%, 07/15/20	23,513,000

12,500,000		Workiva, Inc.* 1.125%, 08/15/26	10,049,188

11,500,000		Zendesk, Inc.~^ 0.250%, 03/15/23	15,633,502

			2,119,103,311

		Materials (0.3%)
10,000,000		Allegheny Technologies, Inc.~ 4.750%, 07/01/22	8,603,500

5,000,000		SSR Mining, Inc.^ 2.500%, 04/01/39	6,143,150

5,000,000		TimkenSteel Corp. 6.000%, 06/01/21	3,893,725

5,000,000		United States Steel Corp.* 5.000%, 11/01/26	3,898,325

			22,538,700

		Real Estate (1.1%)

10,000,000	EUR	Deutsche Wohnen, SE 0.325%, 07/26/24	11,371,905

47,500,000		Extra Space Storage, LP*~^ 3.125%, 10/01/35	50,939,713

84	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

Market Neutral Income Fund    Schedule of Investments April 30, 2020 (Unaudited)

PRINCIPAL AMOUNT			VALUE

17,700,000		IH Merger Sub, LLC 3.500%, 01/15/22	$20,494,122

10,500,000	EUR	IMMOFINANZ, AG 1.500%, 01/24/24	11,579,601

7,500,000		iStar, Inc. 3.125%, 09/15/22	7,023,450

			101,408,791

		TOTAL CONVERTIBLE BONDS (Cost $3,496,996,527)	4,208,846,342

CORPORATE BONDS (0.2%)
		Communication Services (0.0%)
470,000		Charter Communications Operating, LLC / Charter Communications Operating Capital 4.464%, 07/23/22	496,214

3,000,000		Sirius XM Radio, Inc.* 3.875%, 08/01/22	3,021,300

			3,517,514

		Consumer Discretionary (0.1%)

		Lennar Corp.
3,000,000		8.375%, 01/15/21	3,102,360
894,000		4.750%, 04/01/21	901,067

			4,003,427

		Financials (0.1%)
2,000,000		Discover Bank 3.100%, 06/04/20	2,000,170

1,200,000		Goldman Sachs Group, Inc. 5.750%, 01/24/22	1,284,912

3,000,000		Level 3 Financing, Inc. 5.375%, 08/15/22	3,005,520

			6,290,602

		Information Technology (0.0%)
1,400,000		Dell International, LLC / EMC Corp.* 5.875%, 06/15/21	1,403,542

		Materials (0.0%)
1,223,000		DuPont de Nemours, Inc. 3.766%, 11/15/20	1,235,200

		Utilities (0.0%)
220,000		Exelon Corp.^ 2.450%, 04/15/21	221,687

		Exelon Generation Company, LLC
1,500,000		3.400%, 03/15/22	1,555,095
1,000,000		4.250%, 06/15/22	1,053,310

			2,830,092

		TOTAL CORPORATE BONDS (Cost $18,226,187)	19,280,377

NUMBER OF SHARES		VALUE

CONVERTIBLE PREFERRED STOCKS (4.9%)
	Consumer Staples (0.1%)
100,000	Energizer Holdings, Inc.^ 7.500%, 01/15/22	$8,525,000

	Financials (0.9%)
280,000	2017 Mandatory Exchangeable Trust*~ 5.188%, 12/01/20	43,587,600

322,820	Assurant, Inc.~^ 6.500%, 03/15/21	34,574,022

		78,161,622

	Health Care (0.7%)
200,000	Avantor, Inc.~ 6.250%, 05/15/22	11,516,000

814,735	Becton Dickinson and Company~ 6.125%, 05/01/20	48,264,901

		59,780,901

	Industrials (0.7%)
230,000	Colfax Corp. 5.750%, 01/15/22	26,197,000

25,500	Fortive Corp. 5.000%, 07/01/21	21,159,390

154,200	Stanley Black & Decker, Inc.^ 5.250%, 11/15/22	12,260,442

		59,616,832

	Information Technology (0.1%)
10,000	Broadcom, Inc.^ 8.000%, 09/30/22	10,174,400

	Materials (0.1%)
242,647	International Flavors & Fragrances, Inc. 6.000%, 09/15/21	11,537,865

	Real Estate (0.4%)
22,856	Crown Castle International Corp.~ 6.875%, 08/01/20	31,838,408

	Utilities (1.9%)
99,780	American Electric Power Company, Inc. 6.125%, 03/15/22	5,068,824

400,000	CenterPoint Energy, Inc. (Warner Media, LLC, Charter Communications Time, Inc.)§ 7.000%, 09/01/21	13,536,000

300,000	DTE Energy Company 6.250%, 11/01/22	12,540,000

308,881	Essential Utilities, Inc. 6.000%, 04/30/22	17,637,105

	NextEra Energy, Inc.
650,000	4.872%, 09/01/22~	31,161,000
205,000	5.279%, 03/01/23	8,853,950

See accompanying Notes to Schedule of Investments	www.calamos.com	85

Market Neutral Income Fund    Schedule of Investments April 30, 2020 (Unaudited)

NUMBER OF SHARES		VALUE

	Sempra Energy
463,385	6.000%, 01/15/21~	$47,408,919
135,000	6.750%, 07/15/21	13,676,850

88,235	South Jersey Industries, Inc. 7.250%, 04/15/21	4,102,928

400,000	Southern Company~ 6.750%, 08/01/22	18,936,000

		172,921,576

	TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $441,266,388)	432,556,604

COMMON STOCKS (47.2%)
	Communication Services (5.1%)
117,306	Activision Blizzard, Inc.	7,475,911

49,941	Alphabet, Inc. - Class A~#	67,255,545

51,692	Alphabet, Inc. - Class C~#	69,714,933

1,259,807	AT&T, Inc.~	38,386,319

33,756	Charter Communications, Inc. - Class A#	16,716,984

832,773	Comcast Corp. - Class A~	31,337,248

501,562	Facebook, Inc. - Class A~#	102,674,757

143,912	Fox Corp. - Class A	3,723,003

89,569	Netflix, Inc.#	37,605,545

137,611	Twitter, Inc.#	3,946,683

741,097	Verizon Communications, Inc.~	42,576,023

325,291	Walt Disney Company~	35,180,222

		456,593,173

	Consumer Discretionary (5.2%)
73,760	Amazon.com, Inc.~#	182,482,240

116,475	Aptiv, PLC	8,100,836

6,667	Booking Holdings, Inc.~#	9,870,960

518,000	Caesars Entertainment Corp.#	5,003,880

154,554	D.R. Horton, Inc.~	7,298,040

50,875	Darden Restaurants, Inc.~	3,754,066

44,129	Dollar General Corp.~	7,735,814

177,912	eBay, Inc.	7,086,235

70,129	Expedia Group, Inc.	4,977,756

690,980	Ford Motor Company~	3,517,088

184,064	General Motors Company	4,102,787

212,544	Home Depot, Inc.~	46,723,548

104,358	Leggett & Platt, Inc.	3,666,097

174,908	Lowe’s Companies, Inc.~	18,321,613

172,027	McDonald’s Corp.	32,265,384

302,061	MGM Resorts International	5,083,687

42,142	Mohawk Industries, Inc.~#	3,696,696

230,023	Nike, Inc. - Class B~	20,053,405

20,920	O’Reilly Automotive, Inc.#	8,082,233

42,048	PVH Corp.~	2,070,023

NUMBER OF SHARES		VALUE

87,851	Ross Stores, Inc.~	$8,026,067

93,451	Royal Caribbean Cruises, Ltd.^	4,370,703

213,365	Starbucks Corp.~	16,371,496

131,955	Target Corp.~	14,480,742

100,040	Tiffany & Company	12,655,060

274,619	TJX Companies, Inc.~	13,470,062

16,094	Ulta Beauty, Inc.#	3,507,205

92,690	VF Corp.	5,385,289

2,300	Wynn Resorts, Ltd.	196,719

		462,355,731

	Consumer Staples (3.5%)
357,646	Altria Group, Inc.~	14,037,606

145,473	Archer-Daniels-Midland Company~	5,402,867

93,491	Church & Dwight Company, Inc.	6,543,435

728,770	Coca-Cola Company	33,443,255

144,150	Colgate-Palmolive Company~	10,129,421

48,175	Constellation Brands, Inc. - Class A	7,933,941

57,249	Costco Wholesale Corp.~	17,346,447

157,669	General Mills, Inc.	9,442,796

116,208	Kellogg Company~	7,611,624

86,613	Kimberly-Clark Corp.	11,994,168

200,306	Kraft Heinz Company	6,075,281

207,611	Kroger Company	6,562,584

334,526	Mondelez International, Inc. - Class A	17,208,017

90,000	Monster Beverage Corp.#	5,562,900

241,423	PepsiCo, Inc.~	31,937,849

191,952	Philip Morris International, Inc.~	14,319,619

431,217	Procter & Gamble Company	50,827,548

120,275	Sysco Corp.	6,767,874

146,265	Walgreens Boots Alliance, Inc.	6,331,812

317,399	Walmart, Inc.~	38,579,848

		308,058,892

	Energy (1.5%)

393,769	Chevron Corp.~	36,226,748

323,120	ConocoPhillips~	13,603,352

71,284	EOG Resources, Inc.~	3,386,703

437,374	Exxon Mobil Corp.~	20,324,770

166,548	Hess Corp.	8,100,895

493,352	Kinder Morgan, Inc.	7,513,751

369,354	Marathon Petroleum Corp.	11,848,876

153,117	Occidental Petroleum Corp.	2,541,742

98,898	ONEOK, Inc.	2,960,017

69,415	Phillips 66~	5,079,095

88,957	Pioneer Natural Resources Company	7,944,750

220,050	Schlumberger, Ltd.	3,701,241

86	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

Market Neutral Income Fund    Schedule of Investments April 30, 2020 (Unaudited)

NUMBER OF SHARES		VALUE

67,156	Valero Energy Corp.~	$4,254,333

248,927	Williams Companies, Inc.	4,821,716

		132,307,989

	Financials (5.2%)
122,626	Aflac, Inc.~	4,566,592

95,669	Allstate Corp.~	9,731,451

110,548	American Express Company~	10,087,505

349,800	American International Group, Inc.~	8,895,414

47,935	Ameriprise Financial, Inc.	5,509,649

85,520	Arthur J. Gallagher & Company	6,713,320

71,903	Assurant, Inc.	7,638,975

1,944,182	Bank of America Corp.~	46,757,577

178,527	Bank of New York Mellon Corp.	6,701,904

316,189	Berkshire Hathaway, Inc. - Class B~#	59,241,171

18,523	BlackRock, Inc.~	9,299,287

247,874	Capital One Financial Corp.~	16,052,320

123,039	Cboe Global Markets, Inc.	12,227,616

135,181	Charles Schwab Corp.~	5,099,027

79,848	Chubb, Ltd.~	8,624,382

414,276	Citigroup, Inc.~	20,117,243

38,523	CME Group, Inc.	6,865,184

84,565	Discover Financial Services	3,633,758

105,462	E*TRADE Financial Corp.	4,282,812

88,695	First Republic Bank	9,250,002

103,846	Goldman Sachs Group, Inc.~	19,047,433

635,271	JPMorgan Chase & Company~	60,833,551

47,651	M&T Bank Corp.	5,340,724

132,199	Marsh & McLennan Companies, Inc.	12,866,929

144,039	MetLife, Inc.~	5,196,927

346,942	Morgan Stanley~	13,679,923

76,324	Northern Trust Corp.	6,041,808

57,360	Prudential Financial, Inc.~	3,577,543

49,791	S&P Global, Inc.	14,582,788

72,084	State Street Corp.~	4,544,175

63,936	Travelers Companies, Inc.~	6,470,963

128,836	Truist Financial Corp.	4,808,159

386,446	US Bancorp	14,105,279

634,742	Wells Fargo & Company~	18,439,255

230,073	Zions Bancorporation, N.A.	7,272,607

		458,103,253

	Health Care (7.4%)
248,045	Abbott Laboratories~	22,842,464

257,920	AbbVie, Inc.~	21,201,024

210,481	Agilent Technologies, Inc.	16,135,473

126,327	Alexion Pharmaceuticals, Inc.~#	13,576,363

NUMBER OF SHARES		VALUE

123,494	Allergan, PLC	$23,135,366

69,748	Amgen, Inc.~	16,685,117

224,689	Baxter International, Inc.	19,947,889

59,617	Becton Dickinson and Company	15,055,081

36,303	Biogen, Inc.~#	10,775,820

233,419	Boston Scientific Corp.#	8,748,544

456,489	Bristol-Myers Squibb Company~	27,759,096

112,942	Centene Corp.#	7,519,678

48,063	Cigna Corp.#	9,409,774

212,307	CVS Health Corp.~	13,067,496

91,286	Danaher Corp.	14,921,610

35,605	Edwards Lifesciences Corp.~#	7,744,088

143,725	Eli Lilly and Company	22,225,634

184,501	Gilead Sciences, Inc.	15,498,084

48,565	HCA Healthcare, Inc.	5,336,322

32,700	Health Catalyst, Inc.^#	872,109

56,973	Humana, Inc.	21,753,431

26,781	Illumina, Inc.#	8,543,942

27,069	Intuitive Surgical, Inc.#	13,829,011

456,494	Johnson & Johnson~	68,492,360

61,663	Laboratory Corp. of America Holdings~#	10,140,480

44,779	McKesson Corp.	6,325,034

275,287	Medtronic, PLC	26,876,270

458,090	Merck & Company, Inc.	36,344,861

993,683	Pfizer, Inc.~	38,117,680

58,286	Quest Diagnostics, Inc.~	6,417,871

11,838	Regeneron Pharmaceuticals, Inc.~#	6,225,367

42,227	Stryker Corp.~	7,872,380

8,411	Teleflex, Inc.	2,821,049

53,670	Thermo Fisher Scientific, Inc.~	17,962,276

204,101	UnitedHealth Group, Inc.~	59,693,419

38,504	Vertex Pharmaceuticals, Inc.#	9,672,205

183,316	Wright Medical Group, NV#	5,338,162

45,659	Zimmer Biomet Holdings, Inc.	5,465,382

58,872	Zoetis, Inc.	7,612,738

		651,960,950

	Industrials (3.6%)
96,241	3M Company	14,620,933

50,453	Allegion, PLC	5,072,545

93,248	Boeing Company~	13,149,833

128,764	Carrier Global Corp.#	2,280,410

147,055	Caterpillar, Inc.~	17,114,261

241,850	CSX Corp.~	16,017,725

49,848	Deere & Company	7,230,951

218,646	Delta Air Lines, Inc.~	5,665,118

73,406	Eaton Corp., PLC	6,129,401

194,554	Emerson Electric Company~	11,095,415

See accompanying Notes to Schedule of Investments	www.calamos.com	87

Market Neutral Income Fund    Schedule of Investments April 30, 2020 (Unaudited)

NUMBER OF SHARES		VALUE

36,781	FedEx Corp.	$4,662,727

106,038	Fortune Brands Home & Security, Inc.	5,111,032

42,761	General Dynamics Corp.	5,585,442

1,477,656	General Electric Company	10,048,061

152,138	Honeywell International, Inc.	21,588,382

61,004	Illinois Tool Works, Inc.~	9,913,150

167,502	Johnson Controls International, PLC	4,875,983

56,746	L3Harris Technologies, Inc.	10,991,700

34,959	Lockheed Martin Corp.	13,601,149

144,073	Masco Corp.	5,912,756

38,377	Norfolk Southern Corp.	6,566,305

55,271	Northrop Grumman Corp.	18,276,462

64,382	Otis Worldwide Corp.#	3,277,688

101,296	PACCAR, Inc.	7,012,722

119,692	Pentair, PLC	4,140,146

232,352	Raytheon Technologies Corp.~	15,058,733

126,942	Southwest Airlines Company~#	3,966,937

70,985	Stanley Black & Decker, Inc.	7,822,547

135,523	Union Pacific Corp.~	21,655,220

83,538	United Airlines Holdings, Inc.#	2,471,054

116,137	United Parcel Service, Inc. - Class B	10,993,528

56,794	Verisk Analytics, Inc.	8,679,827

24,564	Wabtec Corp.	1,385,901

108,511	Waste Management, Inc.	10,853,270

79,899	Xylem, Inc.	5,744,738

		318,572,052

	Information Technology (11.9%)
103,312	Accenture, PLC - Class A~	19,132,349

83,100	Adobe, Inc.#	29,387,484

427,659	Advanced Micro Devices, Inc.#	22,405,055

73,954	Amphenol Corp. - Class A~	6,527,180

662,920	Apple, Inc.~	194,765,896

415,062	Applied Materials, Inc.~	20,620,280

48,751	Autodesk, Inc.#	9,122,775

96,211	Automatic Data Processing, Inc.	14,113,192

76,270	Broadcom, Inc.	20,716,457

950,477	Cisco Systems, Inc.~	40,281,215

63,107	Citrix Systems, Inc.	9,151,146

125,112	Cognizant Technology Solutions Corp. - Class A~	7,258,998

113,656	Fiserv, Inc.#	11,713,387

461,000	Fitbit, Inc. - Class A#	3,084,090

97,864	FLIR Systems, Inc.	4,247,298

42,251	Gartner, Inc.#	5,019,841

64,419	Global Payments, Inc.	10,694,842

243,469	HP, Inc.	3,776,204

700,885	Intel Corp.~	42,039,082

NUMBER OF SHARES		VALUE

115,654	International Business Machines Corp.	$14,521,516

48,441	Intuit, Inc.	13,069,866

42,946	Jack Henry & Associates, Inc.	7,023,818

48,038	Lam Research Corp.	12,263,141

12,601	LogMeIn, Inc.	1,076,881

156,120	MasterCard, Inc. - Class A	42,928,316

317,112	Micron Technology, Inc.~#	15,186,494

1,327,294	Microsoft Corp.~	237,864,358

126,185	NVIDIA Corp.	36,881,352

331,173	Oracle Corp.	17,542,234

90,299	Paychex, Inc.	6,187,288

180,817	PayPal Holdings, Inc.#	22,240,491

208,282	QUALCOMM, Inc.	16,385,545

191,188	Salesforce.com, Inc.#	30,962,897

62,696	TE Connectivity, Ltd.	4,605,648

42,354	Tech Data Corp.#	5,956,667

112,669	Texas Instruments, Inc.~	13,077,491

349,223	Visa, Inc. - Class A~	62,413,135

63,271	Western Digital Corp.	2,915,528

290,148	Western Union Company^	5,533,122

127,469	Xilinx, Inc.	11,140,791

		1,053,833,350

	Materials (1.1%)

57,365	Air Products & Chemicals, Inc.~	12,940,397

46,771	Avery Dennison Corp.	5,163,051

129,767	Ball Corp.	8,511,417

163,028	Corteva, Inc.#	4,269,703

163,027	Dow, Inc.#	5,981,461

163,026	DuPont de Nemours, Inc.	7,665,482

446,716	Freeport-McMoRan, Inc.	3,944,502

125,319	Linde, PLC	23,057,443

146,381	Newmont Mining Corp.	8,706,742

70,440	PPG Industries, Inc.	6,398,065

14,064	Sherwin-Williams Company	7,543,508

		94,181,771

	Real Estate (1.3%)

48,642	Alexandria Real Estate Equities, Inc.	7,641,172

67,117	American Tower Corp.~	15,973,846

109,475	Apartment Investment & Management Company - Class A	4,123,923

44,749	AvalonBay Communities, Inc.~	7,291,850

62,007	Crown Castle International Corp.	9,885,776

53,093	Digital Realty Trust, Inc.	7,936,873

12,857	Equinix, Inc.	8,681,046

43,203	Federal Realty Investment Trust	3,597,514

57,990	Mid-America Apartment Communities, Inc.	6,490,241

88	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

Market Neutral Income Fund    Schedule of Investments April 30, 2020 (Unaudited)

NUMBER OF SHARES			VALUE

91,139		Prologis, Inc.~	$8,132,333

31,933		Public Storage~	5,921,975

110,707		Realty Income Corp.	6,080,028

90,299		Regency Centers Corp.	3,965,029

73,247		Simon Property Group, Inc.	4,890,702

50,158		Taubman Centers, Inc.	2,161,810

140,479		UDR, Inc.	5,263,748

113,615		Welltower, Inc.	5,820,496

216,990		Weyerhaeuser Company	4,745,571

			118,603,933

		Utilities (1.4%)
347,157		AES Corp.~	4,599,830

135,759		American Electric Power Company, Inc.~	11,282,931

126,044		CMS Energy Corp.~	7,195,852

105,532		Consolidated Edison, Inc.	8,315,922

124,740		Dominion Energy, Inc.~	9,621,196

172,376		Duke Energy Corp.~	14,593,352

82,854		Edison International	4,864,358

77,166		Entergy Corp.	7,370,125

116,004		Exelon Corp.~	4,301,428

174,684		FirstEnergy Corp.~	7,209,209

71,218		NextEra Energy, Inc.	16,459,904

213,807		NiSource, Inc.	5,368,694

134,218		Public Service Enterprise Group, Inc.~	6,806,195

191,859		Southern Company	10,884,161

153,565		Xcel Energy, Inc.	9,760,591

			128,633,748

		TOTAL COMMON STOCKS (Cost $3,820,225,467)	4,183,204,842

INVESTMENT IN AFFILIATED FUND (1.7%)
		Other (1.7%)
14,938,002		Calamos Short-Term Bond Fund - Class I (Cost $150,000,000)	149,977,536

RIGHTS (0.0%)

20,458		Bristol-Myers Squibb Company# - (Expiration date 03/31/21) (Cost $43,576)	92,266

NUMBER OF CONTRACTS/ NOTIONAL AMOUNT			VALUE

PURCHASED OPTIONS (0.6%) #
		Communication Services (0.0%)
		CyberAgent, Inc.

70 735,455,000	JPY	Call, 02/17/23, Strike 95.44	490,178

NUMBER OF CONTRACTS/ NOTIONAL AMOUNT			VALUE

30 300,000,000	JPY	Call, 02/19/25, Strike 93.40	$214,546

10 100,000,000	JPY	Call, 02/17/23, Strike 95.84	75,379

50 500,000,000	JPY	Zenrin Company, Ltd. Call, 03/31/23, Strike 96.21	—

			780,103

		Consumer Discretionary (0.2%)
550 11,146,850		Alibaba Group Holding, Ltd. Call, 06/19/20, Strike $190.00	1,036,750

100 14,805,700		Booking Holdings, Inc. Put, 05/15/20, Strike $1,680.00	2,042,500

		DCM Holdings Company, Ltd.

1,000 1,000,000,000	JPY	Call, 12/21/20, Strike 99.13	930,776

900 900,000,000	JPY	Call, 12/21/20, Strike 99.35	837,699

		EDION Corp.

60 600,000,000	JPY	Call, 06/19/25, Strike 99.51	55,887

50 504,335,000	JPY	Call, 06/19/25, Strike 94.30	219,648

100 1,000,000,000	JPY	HIS Company, Ltd. Call, 11/15/24, Strike 96.54	—

500 2,338,500		Royal Caribbean Cruises, Ltd. Put, 06/19/20, Strike $110.00	3,162,500

		Takashimaya Company, Ltd.

100 964,460,000	JPY	Call, 12/06/23, Strike 97.28	—

50 482,230,000	JPY	Call, 12/06/23, Strike 97.29	—

50 482,230,000	JPY	Call, 12/06/23, Strike 97.18	—

250 19,547,000		Tesla, Inc. Put, 01/15/21, Strike $600.00	2,356,875

500 4,276,500		Wynn Resorts, Ltd. Put, 06/19/20, Strike $140.00	2,717,500

			13,360,135

		Consumer Staples (0.0%)
		Ezaki Glico Company, Ltd.

100 1,003,790,000	JPY	Call, 01/30/24, Strike 97.57	63,861

50 501,895,000	JPY	Call, 01/30/24, Strike 96.89	40,926

			104,787

		Health Care (0.0%)
1,200 19,615,200		Danaher Corp. Call, 06/19/20, Strike $180.00	213,000

100 1,000,000,000	JPY	Medipal Holdings Corp. Call, 10/07/22, Strike 98.52	707,239

See accompanying Notes to Schedule of Investments	www.calamos.com	89

Market Neutral Income Fund    Schedule of Investments April 30, 2020 (Unaudited)

NUMBER OF CONTRACTS/ NOTIONAL AMOUNT			VALUE

100 997,090,000	JPY	Nipro Corp. Call, 01/29/21, Strike 98.68	$—

72 720,000,000	JPY	Ship Healthcare Holdings, Inc. Call, 12/13/23, Strike 97.95	818,161

100 1,000,000,000	JPY	Toho Holdings Company, Ltd. Call, 06/23/23, Strike 98.43	117,892

			1,856,292

		Industrials (0.1%)
100 951,050,000	JPY	ANA Holdings, Inc. Call, 09/19/24, Strike 96.53	—

70 700,000,000	JPY	Fuji Corp/Aichi Call, 03/25/21, Strike 98.73	1,858,361

45 450,000,000	JPY	Maeda Kosen Company, Ltd. Call, 04/18/22, Strike 97.72	42

		Nagoya Railroad Company, Ltd.

100 1,144,890,000	JPY	Call, 12/09/22, Strike 97.53	1,469,524

100 1,000,000,000	JPY	Call, 12/09/22, Strike 98.92	1,491,927

50 572,445,000	JPY	Call, 12/09/22, Strike 98.07	722,305

28 280,000,000	JPY	Call, 12/09/22, Strike 98.77	423,962

22 220,000,000	JPY	Call, 12/09/22, Strike 98.94	328,224

54 540,000,000	JPY	Senko Company, Ltd. Call, 03/28/22, Strike 98.82	275,246

			6,569,591

		Information Technology (0.0%)
375 11,017,500		Apple, Inc. Call, 07/17/20, Strike $325.00	156,562

		Digital Garage, Inc.

150 1,583,820,000	JPY	Call, 09/14/23, Strike 94.68	1,015,418

50 527,940,000	JPY	Call, 09/14/23, Strike 94.80	338,473

6,000 4,014,000		Fitbit, Inc. Put, 05/15/20, Strike $5.00	6,000

1,000 17,921,000		Microsoft Corp. Call, 06/19/20, Strike $230.00	21,500

250 7,307,000		NVIDIA Corp. Put, 06/19/20, Strike $230.00	111,875

			1,649,828

		Materials (0.0%)
100 1,000,000,000	JPY	Mitsubishi Chemical Holdings Corp. Call, 03/30/22, Strike 98.83	—

		Teijin, Ltd.

100 1,000,000,000	JPY	Call, 12/10/21, Strike 99.18	447,610

NUMBER OF CONTRACTS/ NOTIONAL AMOUNT			VALUE

100 1,000,000,000	JPY	Call, 12/10/21, Strike 99.19	$491,078

			938,688

		Other (0.3%)
		S&P 500 Index

4,000 1,164,972,000		Call, 05/29/20, Strike $3,250.00	770,000

3,500 1,019,350,500		Put, 05/29/20, Strike $2,600.00	9,940,000

3,250 946,539,750		Put, 05/29/20, Strike $2,300.00	2,518,750

2,500 728,107,500		Put, 07/31/20, Strike $2,100.00	5,837,500

1,750 509,675,250		Put, 06/30/20, Strike $2,050.00	1,793,750

1,500 436,864,500		Put, 05/29/20, Strike $2,000.00	360,000

1,500 436,864,500		Put, 06/30/20, Strike $2,400.00	5,100,000

1,500 436,864,500		Call, 12/31/20, Strike $3,800.00	682,500

1,000 291,243,000		Call, 06/30/20, Strike $3,300.00	640,000

1,000 291,243,000		Call, 12/31/20, Strike $3,700.00	825,000

			28,467,500

		Utilities (0.0%)

		Chugoku Electric Power Company, Inc.

100 1,000,000,000	JPY	Call, 01/25/22, Strike 98.54	720,653

100 1,000,000,000	JPY	Call, 01/25/22, Strike 98.97	720,653

50 534,745,000	JPY	Call, 01/25/22, Strike 98.22	360,327

100 981,000,000	JPY	Kyushu Electric Power Company, Inc. Call, 03/31/22, Strike 98.05	—

			1,801,633

		TOTAL PURCHASED OPTIONS (Cost $108,305,460)	55,528,557

NUMBER OF SHARES			VALUE

SHORT TERM INVESTMENTS (1.1%)
50,757,222		Fidelity Prime Money Market Fund - Institutional Class, 0.490%***	50,802,903

90	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

Market Neutral Income Fund    Schedule of Investments April 30, 2020 (Unaudited)

NUMBER OF SHARES			VALUE

50,744,477		Morgan Stanley Institutional Liquidity Funds - Government Portfolio, 0.150%***	$50,744,477

		TOTAL SHORT TERM INVESTMENTS (Cost $101,545,133)	101,547,380

NUMBER OF SHARES/ PRINCIPAL AMOUNT			VALUE

INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED (1.4%)
71,873,286		Fidelity Prime Money Market Fund - Institutional Class, 0.490%***†	71,873,286

50,805,508		State Street Navigator Securities Lending Government Money Market Portfolio†	50,805,508

		TOTAL INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED (Cost $122,678,794)	122,678,794

TOTAL INVESTMENTS (104.6%) (Cost $8,259,287,532)			9,273,712,698

PAYABLE UPON RETURN OF SECURITIES ON LOAN (-1.4%)			(122,678,794)

LIABILITIES, LESS OTHER ASSETS (-3.2%)			(281,796,828)

NET ASSETS (100.0%)			$8,869,237,076

NUMBER OF SHARES			VALUE

COMMON STOCKS SOLD SHORT (-37.3%)#
		Communication Services (-2.9%)

(18,977)		Bandwidth, Inc. - Class A	(1,547,764)

(389,000)		Bilibili, Inc.	(10,654,710)

(285,500)	EUR	Cellnex Telecom, SA*	(14,954,950)

(132,800)	JPY	CyberAgent, Inc.	(5,618,152)

(173,950)		IAC/InterActive Corp.	(38,874,346)

(580,200)		iQIYI, Inc.	(9,845,994)

(126,800)		JOYY, Inc.	(7,729,728)

(73,000)		Liberty Media Corp. / Liberty Formula One	(2,349,870)

(28,500)		Live Nation Entertainment, Inc.	(1,278,795)

(71,700)		Momo, Inc.	(1,726,536)

(1,294,000)		New York Times Company - Class A	(42,080,880)

(685,600)		Sea, Ltd.	(38,105,648)

(725,100)		Sirius XM Holdings, Inc.	(4,285,341)

(945,000)		Snap, Inc. - Class A	(16,641,450)

(218,900)		Twitter, Inc.	(6,278,052)

NUMBER OF SHARES			VALUE

(179,500)		Vonage Holdings Corp.	$(1,500,620)

(484,500)		World Wrestling Entertainment, Inc. - Class A	(21,545,715)

(381,500)		Zillow Group, Inc. - Class C	(16,770,740)

(1,697,700)		Zynga, Inc. - Class A	(12,800,658)

			(254,589,949)

		Consumer Discretionary (-7.6%)

(34,100)		Alibaba Group Holding, Ltd.	(6,911,047)

(435,000)		American Eagle Outfitters, Inc.	(3,458,250)

(34,700)		Booking Holdings, Inc.	(51,375,779)

(44,400)		Burlington Stores, Inc.	(8,111,436)

(10,000)		Callaway Golf Company	(143,200)

(4,175,231)		Carnival Corp.	(66,386,173)

(727,950)		Chegg, Inc.	(31,119,862)

(1,002,900)	JPY	DCM Holdings Company, Ltd.	(9,868,727)

(73,500)	EUR	Delivery Hero, SE*	(6,201,961)

(172,000)		Dick’s Sporting Goods, Inc.	(5,055,080)

(532,400)	JPY	EDION Corp.	(4,653,508)

(46,568)		Eldorado Resorts, Inc.	(998,418)

(328,600)		Etsy, Inc.	(21,316,282)

(485,498)		Farfetch, Ltd.	(6,427,993)

(249,080)		Guess, Inc.	(2,328,898)

(172,312)	EUR	Just Eat Takeaway.com, NV*	(17,564,784)

(54,904)		MercadoLibre, Inc.	(32,037,033)

(176,000)		Pinduoduo, Inc.	(8,349,440)

(112,500)		Quotient Technology, Inc.	(807,750)

(40,000)	JPY	Takashimaya Company, Ltd.	(364,162)

(429,780)		Tesla, Inc.	(336,036,386)

(389,827)		Wayfair, Inc. - Class A	(48,354,141)

(49,800)		Winnebago Industries, Inc.	(2,209,626)

			(670,079,936)

		Consumer Staples (-0.1%)

(170,108)		Energizer Holdings, Inc.	(6,627,408)

(33,800)	JPY	Ezaki Glico Company, Ltd.	(1,483,465)

(60,200)		Herbalife Nutrition, Ltd.	(2,248,470)

(29,561)		Turning Point Brands, Inc.	(688,771)

(18,500)	JPY	Yaoko Company, Ltd.	(1,148,115)

			(12,196,229)

		Energy (-0.1%)
(365,400)		Renewable Energy Group, Inc.	(9,065,574)

(25,000)		SEACOR Holdings, Inc.	(706,500)

			(9,772,074)

		Financials (-0.9%)
(255,327)		Assurant, Inc.	(27,125,941)

(816,000)		Equitable Holdings, Inc.	(14,949,120)

(211,300)		Heritage Insurance Holdings, Inc.	(2,396,142)

See accompanying Notes to Schedule of Investments	www.calamos.com	91

Market Neutral Income Fund    Schedule of Investments April 30, 2020 (Unaudited)

NUMBER OF SHARES			VALUE

(34,000)		Hope Bancorp, Inc.	$(338,300)

(95,429)		LendingTree, Inc.	(23,797,130)

(110,017)		Morgan Stanley	(4,337,970)

(55,000)		PRA Group, Inc.	(1,525,700)

(218,000)		Qudian, Inc.	(377,140)

			(74,847,443)

		Health Care (-4.8%)
(55,680)		AbbVie, Inc.	(4,576,896)

(140,000)		Aerie Pharmaceuticals, Inc.	(2,133,600)

(322,000)		Allscripts Healthcare Solutions, Inc.	(2,093,000)

(549,900)		Avantor, Inc.	(9,243,819)

(192,300)		Becton Dickinson and Company	(48,561,519)

(109,500)		Bridgebio Pharma, Inc.	(3,343,035)

(157,790)		Coherus Biosciences, Inc.	(2,619,314)

(64,000)		Collegium Pharmaceutical, Inc.	(1,323,520)

(61,500)		CONMED Corp.	(4,545,465)

(229,750)		DexCom, Inc.	(77,012,200)

(30,000)		Evolent Health, Inc. - Class A	(216,300)

(287,525)		Halozyme Therapeutics, Inc.	(6,513,879)

(89,500)		Innoviva, Inc.	(2,609,820)

(743,600)		Innoviva, Inc.	(10,544,248)

(127,431)		Insmed, Inc.	(2,930,913)

(36,500)		Intercept Pharmaceuticals, Inc.	(2,990,080)

(50,000)		Invacare Corp.	(376,000)

(195,600)		Ionis Pharmaceuticals, Inc.	(10,861,668)

(1,005,487)		Ironwood Pharmaceuticals, Inc.	(10,054,870)

(7,500)		Ligand Pharmaceuticals, Inc.	(739,275)

(189,900)	JPY	Medipal Holdings Corp.	(3,705,452)

(33,000)		NanoString Technologies, Inc.	(1,048,080)

(206,000)		Natera, Inc.	(7,630,240)

(170,371)		Neurocrine Biosciences, Inc.	(16,720,210)

(4,500)		Nevro Corp.	(529,380)

(147,600)	JPY	Nipro Corp.	(1,662,847)

(160,900)		NuVasive, Inc.	(9,795,592)

(500,000)		OPKO Health, Inc.	(1,110,000)

(67,000)		Pacira BioSciences, Inc.	(2,766,430)

(207,750)		Quidel Corp.	(28,877,250)

(43,137)		Retrophin, Inc.	(656,545)

(86,000)		Revance Therapeutics, Inc.	(1,591,860)

(237,500)		Sarepta Therapeutics, Inc.	(27,996,500)

(47,400)	JPY	Ship Healthcare Holdings, Inc.	(2,155,449)

(51,000)		Supernus Pharmaceuticals, Inc.	(1,193,400)

(60,100)		Tabula Rasa HealthCare, Inc.	(3,806,734)

(592,900)		Teladoc Health, Inc.	(97,585,411)

(44,600)	JPY	Toho Holdings Company, Ltd.	(931,357)

(530,217)		Wright Medical Group, NV	(15,439,919)

			(428,492,077)

NUMBER OF SHARES			VALUE

		Industrials (-1.1%)
(165,659)		Aerojet Rocketdyne Holdings, Inc.	$(6,815,211)

(905,000)		Colfax Corp.	(23,339,950)

(241,500)		Fortive Corp.	(15,456,000)

(91,050)		FTI Consulting, Inc.	(11,596,128)

(381,000)	JPY	Fuji Corp/Aichi	(6,429,586)

(33,600)	JPY	Maeda Kosen Company, Ltd.	(654,686)

(567,600)	JPY	Nagoya Railroad Company, Ltd.	(16,369,771)

(197,300)	JPY	Senko Group Holdings Company, Ltd.	(1,610,537)

(336,900)		Southwest Airlines Company	(10,528,125)

(72,500)		Stanley Black & Decker, Inc.	(7,989,500)

			(100,789,494)

		Information Technology (-17.1%)
(16,000)		2U, Inc.	(380,000)

(186,000)		8x8, Inc.	(3,154,560)

(4,795,600)		Advanced Micro Devices, Inc.	(251,241,484)

(119,700)		Akamai Technologies, Inc.	(11,695,887)

(107,500)		Altair Engineering, Inc. - Class A	(3,546,425)

(330,800)		Alteryx, Inc. - Class A	(37,439,944)

(537,050)		Atlassian Corp., PLC - Class A	(83,505,905)

(113,641)		Blackline, Inc.	(6,902,554)

(27,975)		Broadcom, Inc.	(7,598,569)

(13,999)		Cardtronics, PLC - Class A	(320,577)

(52,800)		Coupa Software, Inc.	(9,297,552)

(165,500)		Cree, Inc.	(7,138,015)

(75,000)		CSG Systems International, Inc.	(3,643,500)

(36,000)		CyberArk Software, Ltd.	(3,555,360)

(132,000)	JPY	Digital Garage, Inc.	(4,797,093)

(35,600)		DocuSign, Inc.	(3,729,100)

(206,500)		FireEye, Inc.	(2,376,815)

(395,200)		Five9, Inc.	(36,623,184)

(84,250)		GDS Holdings, Ltd.	(4,829,210)

(87,333)		Guidewire Software, Inc.	(7,933,330)

(328,900)		HubSpot, Inc.	(55,462,407)

(40,000)		i3 Verticals, Inc. - Class A	(929,600)

(43,500)		II-VI, Inc.	(1,497,270)

(49,500)		Impinj, Inc.	(1,111,770)

(813,959)		Infinera Corp.	(5,018,057)

(326,000)		Inphi Corp.	(31,472,040)

(66,100)		Insight Enterprises, Inc.	(3,588,569)

(299,900)		j2 Global, Inc.	(24,183,936)

(120,400)		LivePerson, Inc.	(2,882,376)

(140,800)		Lumentum Holdings, Inc.	(11,392,128)

(688,000)		Microchip Technology, Inc.	(60,358,240)

(1,742,415)		Micron Technology, Inc.	(83,444,254)

(152,750)		MongoDB, Inc.	(24,765,358)

(47,000)		New Relic, Inc.	(2,523,430)

92	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

Market Neutral Income Fund    Schedule of Investments April 30, 2020 (Unaudited)

NUMBER OF SHARES			VALUE

(233,900)		Nice, Ltd.	$(38,429,770)

(365,099)		Nuance Communications, Inc.	(7,375,000)

(52,500)		Nutanix, Inc. - Class A	(1,075,725)

(528,250)		Okta, Inc.	(79,924,225)

(688,000)		ON Semiconductor Corp.	(11,038,960)

(45,100)		OSI Systems, Inc.	(3,264,338)

(59,641)		Palo Alto Networks, Inc.	(11,720,053)

(71,400)		PAR Technology Corp.	(1,350,174)

(39,600)		Pegasystems, Inc.	(3,311,352)

(97,175)		Pluralsight, Inc. - Class A	(1,597,557)

(27,792)		Proofpoint, Inc.	(3,383,120)

(35,700)		PROS Holdings, Inc.	(1,227,723)

(139,973)		Pure Storage, Inc. - Class A	(2,015,611)

(257,800)		Q2 Holdings, Inc.	(20,551,816)

(84,000)		Rapid7, Inc.	(3,826,200)

(418,729)		RealPage, Inc.	(27,003,833)

(378,305)		RingCentral, Inc. - Class A	(86,454,042)

(274,400)		SailPoint Technologies Holding, Inc.	(5,101,096)

(365,450)		ServiceNow, Inc.	(128,470,293)

(119,100)		Silicon Laboratories, Inc.	(11,578,902)

(37,000)		Slack Technologies, Inc. - Class A	(987,530)

(51,800)		SMART Global Holdings, Inc.	(1,310,022)

(271,000)		Splunk, Inc.	(38,037,560)

(1,225,700)		Square, Inc. - Class A	(79,842,098)

(91,500)		Synaptics, Inc.	(5,983,185)

(437,975)		Teradyne, Inc.	(27,390,957)

(1,255,139)		TTM Technologies, Inc.	(14,547,061)

(351,000)		Twilio, Inc. - Class A	(39,417,300)

(332,400)		Viavi Solutions, Inc.	(4,015,392)

(116,000)		Vishay Intertechnology, Inc.	(1,924,440)

(298,997)		Workday, Inc. - Class A	(46,015,638)

(74,800)		Workiva, Inc.	(2,868,580)

(142,500)		Zendesk, Inc.	(10,955,400)

			(1,520,333,452)

		Materials (-0.3%)
(312,000)		Allegheny Technologies, Inc.	(2,343,120)

(71,000)		International Flavors & Fragrances, Inc.	(9,303,130)

(196,000)		SSR Mining, Inc.	(3,428,040)

(487,100)	JPY	Teijin, Ltd.	(7,829,730)

(190,000)		United States Steel Corp.	(1,459,200)

			(24,363,220)

		Real Estate (-0.8%)
(198,403)		Crown Castle International Corp.	(31,631,390)

(65,560)	EUR	Deutsche Wohnen, SE	(2,658,224)

(268,286)		Extra Space Storage, Inc.	(23,673,557)

(183,300)	EUR	IMMOFINANZ, AG	(3,390,673)

NUMBER OF SHARES			VALUE

(437,359)		Invitation Homes, Inc.	$(10,343,540)

(247,100)		iStar, Inc.	(2,475,942)

			(74,173,326)

		Utilities (-1.6%)
(44,000)		American Electric Power Company, Inc.	(3,656,840)

(575,000)		CenterPoint Energy, Inc.	(9,792,250)

(919,000)	JPY	Chugoku Electric Power Company, Inc.	(12,382,929)

(84,100)		DTE Energy Company	(8,724,534)

(330,733)		Essential Utilities, Inc.	(13,821,332)

(121,325)		NextEra Energy, Inc.	(28,040,634)

(370,600)		Sempra Energy	(45,898,810)

(114,706)		South Jersey Industries, Inc.	(3,279,444)

(262,500)		Southern Company	(14,891,625)

			(140,488,398)

		TOTAL COMMON STOCKS SOLD SHORT (Proceeds $2,381,672,079)	(3,310,125,598)

NUMBER OF CONTRACTS/ NOTIONAL AMOUNT			VALUE

WRITTEN OPTIONS (-4.4%)#
		Communication Services (0.0%)
1,769 288,347		Gogo, Inc. Put, 01/15/21, Strike $5.00	(663,375)

100 4,198,500		Netflix, Inc. Call, 06/19/20, Strike $400.00	(371,750)

			(1,035,125)

		Consumer Discretionary (-0.2%)
		Booking Holdings, Inc.

200 29,611,400		Put, 05/15/20, Strike $1,500.00	(1,464,000)

200 29,611,400		Put, 05/15/20, Strike $1,300.00	(205,000)

		Carnival Corp.

7,500 11,925,000		Call, 01/21/22, Strike $10.00	(6,937,500)

2,500 3,975,000		Put, 01/21/22, Strike $10.00	(937,500)

5,000 1,705,000		NIO, Inc. Call, 01/15/21, Strike $5.00	(417,500)

981 4,588,137		Royal Caribbean Cruises, Ltd. Put, 06/19/20, Strike $100.00	(5,277,780)

500 39,094,000		Tesla, Inc. Put, 01/15/21, Strike $480.00	(2,673,750)

977 8,356,281		Wynn Resorts, Ltd. Put, 06/19/20, Strike $125.00	(3,903,115)

			(21,816,145)

See accompanying Notes to Schedule of Investments	www.calamos.com	93

Market Neutral Income Fund    Schedule of Investments April 30, 2020 (Unaudited)

NUMBER OF CONTRACTS/ NOTIONAL AMOUNT		VALUE

	Health Care (0.0%)
1,000 803,000	AMAG Pharmaceuticals, Inc. Call, 01/15/21, Strike $15.00	$(232,500)

50 1,484,150	Biogen, Inc. Call, 07/17/20, Strike $340.00	(35,500)

	Danaher Corp.

1,200 19,615,200	Call, 06/19/20, Strike $185.00	(108,600)

400 6,538,400	Put, 06/19/20, Strike $135.00	(45,600)

400 6,538,400	Put, 06/19/20, Strike $130.00	(39,800)

410 3,444,000	Gilead Sciences, Inc. Put, 05/08/20, Strike $75.00	(31,365)

1,350 2,234,250	Invitae Corp. Call, 06/18/21, Strike $30.00	(300,375)

575 252,425	Luckin Coffee, Inc. Call, 01/21/22, Strike $45.00	(20,413)

		(814,153)

	Industrials (-0.1%)
	Southwest Airlines Company

2,500 7,812,500	Call, 01/21/22, Strike $30.00	(2,637,500)

2,500 7,812,500	Put, 01/21/22, Strike $27.50	(1,750,000)

		(4,387,500)

	Information Technology (0.0%)
2,500 13,097,500	Advanced Micro Devices, Inc. Put, 03/19/21, Strike $15.00	(97,500)

375 11,017,500	Apple, Inc. Call, 07/17/20, Strike $350.00	(58,125)

4,000 2,676,000	Fitbit, Inc. Call, 08/21/20, Strike $7.00	(76,000)

	Microsoft Corp.

2,000 35,842,000	Call, 06/19/20, Strike $250.00	(22,000)

200 3,584,200	Put, 06/19/20, Strike $140.00	(15,500)

383 6,209,579	MongoDB, Inc. Put, 01/15/21, Strike $65.00	(73,727)

500 14,614,000	NVIDIA Corp. Put, 06/19/20, Strike $210.00	(118,250)

		(461,102)

	Other (-4.1%)
	S&P 500 Index

4,000 1,164,972,000	Call, 12/31/20, Strike $2,900.00	(104,840,000)

3,500 1,019,350,500	Call, 07/31/20, Strike $2,900.00	(58,817,500)

3,000 873,729,000	Call, 05/29/20, Strike $2,650.00	(85,440,000)

2,000 582,486,000	Call, 06/30/20, Strike $2,600.00	(71,780,000)

NUMBER OF CONTRACTS/ NOTIONAL AMOUNT		VALUE

1,500 436,864,500	Put, 06/30/20, Strike $2,100.00	$(1,830,000)

500 145,621,500	Call, 05/29/20, Strike $2,800.00	(8,152,500)

500 145,621,500	Call, 06/30/20, Strike $2,350.00	(28,782,500)

250 72,810,750	Call, 05/29/20, Strike $2,900.00	(2,336,250)

		(361,978,750)

	TOTAL WRITTEN OPTIONS (Premium $317,461,453)	$(390,492,775)

NOTES TO SCHEDULE OF INVESTMENTS

*

Securities issued and sold pursuant to a Rule 144A transaction are excepted from the registration requirement of the Securities Act of 1933, as amended. These securities may only be sold to qualified institutional buyers (“QIBs”), such as the Fund. Any resale of these securities must generally be effected through a sale that is registered under the Act or otherwise exempted from such registration requirements.

~

Security, or portion of security, is segregated as collateral (or collateral for potential future transactions) for written options and securities sold short. The aggregate value of such securities is $2,540,300,273.

^	Security, or portion of security, is on loan.

§	Securities exchangeable or convertible into securities of one or more entities that are different than the issuer. Each entity is identified in the parenthetical.

#	Non-income producing security.

***	The rate disclosed is the 7 day net yield as of April 30, 2020.

†	Represents investment of cash collateral received from securities on loan as of April 30, 2020.

FOREIGN CURRENCY ABBREVIATION

EUR	European Monetary Unit

GBP	British Pound Sterling

JPY	Japanese Yen

94	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT	See accompanying Notes to Financial Statements

Market Neutral Income Fund    Schedule of Investments April 30, 2020 (Unaudited)

TOTAL RETURN SWAPS

COUNTERPARTY	UNDERLYING REFERENCE INSTRUMENT	FIXED RATE (FUND PAYS)	FLOATING RATE (FUND RECEIVES)	TERMINATION DATE	PERIODIC PAYMENT FREQUENCY	NOTIONAL AMOUNT	UPFRONT PAYMENTS (PAID)/ RECEIVED	MARKET VALUE	UNREALIZED APPRECIATION/ (DEPRECIATION)

Goldman Sachs & Co.	Health Catalyst, Inc.	Equity Returns on 32,700 shares of Health Catalyst, Inc.	OBFR Flat	05/14/20	Monthly	$784,800	$—	$(87,263)	$(87,263)

Goldman Sachs & Co.	Snap, Inc. - Class A	Equity Returns on 380,500 shares of Snap, Inc.	OBFR Flat	05/28/20	Monthly	6,110,830	—	(589,755)	(589,755)

Goldman Sachs & Co.	Callaway Golf Company	Equity Returns on 117,500 shares of Callaway Golf Company	OBFR Flat	06/08/20	Monthly	1,592,125	—	—	—

Goldman Sachs & Co.	NIO, Inc.	Equity returns on 1,232,800 shares of NIO, Inc.	OBFR less 1.500%	01/31/22	Monthly	3,427,184	—	(3,865)	(3,865)

Morgan Stanley & Co.	Bandwidth, Inc. - Class A	Equity Returns on 709 shares of Bandwith, Inc.	FED Funds	05/05/20	2 Month	48,708	2	(9,193)	(9,195)

Morgan Stanley & Co.	Nevro Corp.	Equity Returns on 11,400 shares of NVRO Corp.	FED Funds	05/07/20	Monthly	957,600	342	(383,464)	(383,806)

Morgan Stanley & Co.	Slack Technologies, Inc. - Class A	Equity Returns on 146,000 shares of Slack Technologies, Inc.	FED Funds	05/13/20	Monthly	3,549,260	1,546	(347,377)	(348,923)

Morgan Stanley & Co.	Inphi Corp.	Equity Returns on 26,500 shares of Inphi Corp.	FED Funds	05/29/20	Monthly	2,498,155	795	(60,135)	(60,930)

Morgan Stanley & Co.	2U, Inc.	Equity Returns on 117,000 shares of 2U, Inc.	FED Funds	06/04/20	Monthly	2,593,890	2,841	(184,835)	(187,676)

							$5,526	$(1,665,887)	$(1,671,413)

ABBREVIATION

OBFR	Overnight Bank Funding Rate

FORWARD FOREIGN CURRENCY CONTRACTS

COUNTERPARTY	SHORT CONTRACTS	SETTLEMENT DATE	LOCAL CURRENCY	CURRENT VALUE	UNREALIZED GAIN/LOSS

Goldman Sachs & Co.	Japanese Yen	07/29/20	228,729,000	$2,134,228	$(4,598)

Goldman Sachs & Co.	Japanese Yen	07/29/20	494,257,000	4,611,820	15,912

State Street Bank and Trust	European Monetary Unit	07/29/20	4,291,000	4,710,623	(51,928)

State Street Bank and Trust	Japanese Yen	07/29/20	3,226,287,000	30,103,881	(12,468)

State Street Bank and Trust	European Monetary Unit	07/29/20	68,204,000	74,873,771	(482,045)

					$(535,127)

Note: Value for securities denominated in foreign currencies is shown in U.S. dollars. The principal amount for such securities is shown in the respective foreign currency. The date on options represents the expiration date of the option contract. The option contract may be exercised at any date on or before the date shown. For purchased options denominated in JPY, the strike price shown is a percentage of the par value of the underlying.

See accompanying Notes to Financial Statements	www.calamos.com	95

Hedged Equity Fund    Schedule of Investments April 30, 2020 (Unaudited)

PRINCIPAL AMOUNT		VALUE

CONVERTIBLE BONDS (0.0%)
	Consumer Discretionary (0.0%)
85,000	Carnival Corp.*^ 5.750%, 04/01/23 (Cost $108,743)	$143,970

NUMBER OF SHARES		VALUE

COMMON STOCKS (91.8%)
	Communication Services (10.2%)

7,653	Activision Blizzard, Inc.	487,726

3,317	Alphabet, Inc. - Class A#~	4,467,004

3,370	Alphabet, Inc. - Class C#~	4,544,984

82,167	AT&T, Inc.~	2,503,628

2,197	Charter Communications, Inc. - Class A#~	1,088,020

54,623	Comcast Corp. - Class A~	2,055,463

33,060	Facebook, Inc. - Class A#~	6,767,713

9,619	Fox Corp. - Class A	248,844

5,566	Netflix, Inc.#~	2,336,885

9,212	Twitter, Inc.#	264,200

49,651	Verizon Communications, Inc.~	2,852,450

21,790	Walt Disney Company~	2,356,589

		29,973,506

	Consumer Discretionary (10.0%)

4,928	Amazon.com, Inc.#~	12,191,872

7,579	Aptiv, PLC	527,119

431	Booking Holdings, Inc.#~	638,126

10,340	D.R. Horton, Inc.	488,255

3,328	Darden Restaurants, Inc.	245,573

3,007	Dollar General Corp.	527,127

11,614	eBay, Inc.	462,586

4,613	Expedia Group, Inc.	327,431

45,169	Ford Motor Company	229,910

12,025	General Motors Company	268,037

13,854	Home Depot, Inc.~	3,045,525

7,015	Leggett & Platt, Inc.	246,437

11,721	Lowe’s Companies, Inc.~	1,227,775

11,277	McDonald’s Corp.~	2,115,114

19,673	MGM Resorts International	331,097

2,832	Mohawk Industries, Inc.#	248,423

14,985	Nike, Inc. - Class B~	1,306,392

1,362	O’Reilly Automotive, Inc.#	526,195

2,762	PVH Corp.	135,973

5,735	Ross Stores, Inc.	523,950

5,855	Royal Caribbean Cruises, Ltd.^	273,838

13,904	Starbucks Corp.~	1,066,854

8,847	Target Corp.~	970,870

NUMBER OF SHARES		VALUE

17,919	TJX Companies, Inc.~	$878,927

1,055	Ulta Beauty, Inc.#	229,906

6,214	VF Corp.	361,033

		29,394,345

	Consumer Staples (6.8%)

22,097	Altria Group, Inc.~	867,307

9,741	Archer-Daniels-Midland Company	361,781

6,249	Church & Dwight Company, Inc.	437,368

47,573	Coca-Cola Company~	2,183,125

9,412	Colgate-Palmolive Company	661,381

3,015	Constellation Brands, Inc. - Class A	496,540

3,842	Costco Wholesale Corp.~	1,164,126

10,277	General Mills, Inc.	615,490

7,797	Kellogg Company	510,704

5,810	Kimberly-Clark Corp.	804,569

13,425	Kraft Heinz Company	407,180

13,523	Kroger Company	427,462

22,444	Mondelez International, Inc. - Class A~	1,154,519

5,868	Monster Beverage Corp.#	362,701

15,735	PepsiCo, Inc.~	2,081,583

12,608	Philip Morris International, Inc.~	940,557

28,120	Procter & Gamble Company~	3,314,504

8,043	Sysco Corp.	452,580

9,536	Walgreens Boots Alliance, Inc.~	412,813

19,113	Walmart, Inc.~	2,323,185

		19,979,475

	Energy (3.0%)

26,453	Chevron Corp.~	2,433,676

21,861	ConocoPhillips~	920,348

4,787	EOG Resources, Inc.	227,430

29,123	Exxon Mobil Corp.~	1,353,346

11,020	Hess Corp.	536,013

32,208	Kinder Morgan, Inc.	490,528

23,014	Marathon Petroleum Corp.~	738,289

9,563	Occidental Petroleum Corp.	158,746

6,454	ONEOK, Inc.	193,168

4,524	Phillips 66	331,021

5,807	Pioneer Natural Resources Company	518,623

13,624	Schlumberger, Ltd.	229,156

4,499	Valero Energy Corp.~	285,011

16,256	Williams Companies, Inc.	314,879

		8,730,234

	Financials (10.0%)

6,676	Aflac, Inc.	248,614

5,127	Allstate Corp.	521,518

7,385	American Express Company~	673,881

96	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

Hedged Equity Fund    Schedule of Investments April 30, 2020 (Unaudited)

NUMBER OF SHARES		VALUE

22,824	American International Group, Inc.~	$580,414

3,140	Ameriprise Financial, Inc.	360,912

5,718	Arthur J. Gallagher & Company	448,863

4,716	Assurant, Inc.~	501,028

126,800	Bank of America Corp.~	3,049,540

11,636	Bank of New York Mellon Corp.	436,815

21,134	Berkshire Hathaway, Inc. - Class B#~	3,959,666

1,207	BlackRock, Inc.	605,962

16,203	Capital One Financial Corp.~	1,049,306

8,023	Cboe Global Markets, Inc.~	797,326

9,023	Charles Schwab Corp.	340,348

5,203	Chubb, Ltd.	561,976

27,653	Citigroup, Inc.~	1,342,830

2,513	CME Group, Inc.	447,842

5,127	Discover Financial Services	220,307

5,939	First Republic Bank	619,378

6,773	Goldman Sachs Group, Inc.~	1,242,304

41,680	JPMorgan Chase & Company~	3,991,277

3,122	M&T Bank Corp.	349,914

8,869	Marsh & McLennan Companies, Inc.~	863,220

9,671	MetLife, Inc.	348,930

22,724	Morgan Stanley~	896,007

5,000	Northern Trust Corp.	395,800

3,745	Prudential Financial, Inc.	233,576

3,249	S&P Global, Inc.~	951,567

4,406	State Street Corp.	277,754

4,174	Travelers Companies, Inc.	422,451

7,926	Truist Financial Corp.	295,798

25,903	US Bancorp~	945,460

41,365	Wells Fargo & Company~	1,201,653

14,986	Zions Bancorporation, N.A.	473,707

		29,655,944

	Health Care (14.0%)

16,571	Abbott Laboratories~	1,526,023

17,233	AbbVie, Inc.~	1,416,553

13,801	Agilent Technologies, Inc.~	1,057,985

7,367	Alexion Pharmaceuticals, Inc.#~	791,731

3,867	Allergan, PLC	724,444

4,659	Amgen, Inc.~	1,114,526

14,658	Baxter International, Inc.~	1,301,337

3,892	Becton Dickinson and Company~	982,847

2,425	Biogen, Inc.#~	719,813

15,292	Boston Scientific Corp.#	573,144

29,833	Bristol-Myers Squibb Company~	1,814,145

7,568	Centene Corp.#	503,877

3,215	Cigna Corp.#	629,433

14,220	CVS Health Corp.~	875,241

NUMBER OF SHARES		VALUE

5,684	Danaher Corp.~	$929,107

2,291	Edwards Lifesciences Corp.#~	498,293

9,108	Eli Lilly and Company~	1,408,461

12,370	Gilead Sciences, Inc.~	1,039,080

3,172	HCA Healthcare, Inc.	348,539

3,745	Humana, Inc.~	1,429,916

1,746	Illumina, Inc.#	557,026

1,809	Intuitive Surgical, Inc.#~	924,182

30,595	Johnson & Johnson~	4,590,474

4,133	Laboratory Corp. of America Holdings#	679,672

2,920	McKesson Corp.	412,450

16,067	Medtronic, PLC	1,568,621

29,872	Merck & Company, Inc.~	2,370,044

66,535	Pfizer, Inc.~	2,552,283

3,623	Quest Diagnostics, Inc.	398,929

773	Regeneron Pharmaceuticals, Inc.#	406,505

2,829	Stryker Corp.	527,410

591	Teleflex, Inc.	198,221

3,503	Thermo Fisher Scientific, Inc.~	1,172,384

13,394	UnitedHealth Group, Inc.~	3,917,343

2,508	Vertex Pharmaceuticals, Inc.#~	630,010

2,814	Zimmer Biomet Holdings, Inc.	336,836

3,829	Zoetis, Inc.	495,128

		41,422,013

	Industrials (7.1%)

6,437	3M Company~	977,909

3,376	Allegion, PLC	339,423

6,068	Boeing Company~	855,709

8,451	Carrier Global Corp.#	149,667

9,592	Caterpillar, Inc.~	1,116,317

15,858	CSX Corp.~	1,050,275

3,233	Deere & Company~	468,979

14,369	Delta Air Lines, Inc.~	372,301

4,438	Eaton Corp., PLC	370,573

12,697	Emerson Electric Company~	724,110

2,417	FedEx Corp.	306,403

6,894	Fortune Brands Home & Security, Inc.	332,291

2,808	General Dynamics Corp.	366,781

95,725	General Electric Company~	650,930

10,199	Honeywell International, Inc.~	1,447,238

4,001	Illinois Tool Works, Inc.	650,162

10,320	Johnson Controls International, PLC	300,415

3,792	L3Harris Technologies, Inc.	734,510

2,253	Lockheed Martin Corp.~	876,552

9,440	Masco Corp.	387,418

2,565	Norfolk Southern Corp.	438,872

3,707	Northrop Grumman Corp.~	1,225,794

See accompanying Notes to Schedule of Investments	www.calamos.com	97

Hedged Equity Fund    Schedule of Investments April 30, 2020 (Unaudited)

NUMBER OF SHARES		VALUE

4,225	Otis Worldwide Corp.#	$215,095

6,603	PACCAR, Inc.	457,126

8,003	Pentair, PLC	276,824

15,541	Raytheon Technologies Corp.~	1,007,212

8,347	Southwest Airlines Company#	260,844

4,637	Stanley Black & Decker, Inc.	510,997

9,088	Union Pacific Corp.~	1,452,172

5,471	United Airlines Holdings, Inc.#	161,832

7,569	United Parcel Service, Inc. - Class B~	716,482

3,798	Verisk Analytics, Inc.	580,448

1,651	Wabtec Corp.	93,149

7,270	Waste Management, Inc.~	727,145

5,223	Xylem, Inc.~	375,534

		20,977,489

	Information Technology (23.2%)

6,902	Accenture, PLC - Class A	1,278,181

5,434	Adobe, Inc.#~	1,921,680

27,898	Advanced Micro Devices, Inc.#~	1,461,576

4,935	Amphenol Corp. - Class A	435,563

42,638	Apple, Inc.~	12,527,044

27,055	Applied Materials, Inc.~	1,344,092

3,201	Autodesk, Inc.#	599,003

6,429	Automatic Data Processing, Inc.~	943,070

5,073	Broadcom, Inc.~	1,377,928

62,363	Cisco Systems, Inc.~	2,642,944

4,229	Citrix Systems, Inc.	613,247

7,705	Cognizant Technology Solutions Corp. - Class A	447,044

7,622	Fiserv, Inc.#~	785,523

6,367	FLIR Systems, Inc.	276,328

2,840	Gartner, Inc.#	337,420

4,220	Global Payments, Inc.	700,604

15,839	HP, Inc.	245,663

46,986	Intel Corp.~	2,818,220

7,750	International Business Machines Corp.~	973,090

3,245	Intuit, Inc.~	875,534

2,880	Jack Henry & Associates, Inc.	471,024

3,221	Lam Research Corp.~	822,257

10,175	MasterCard, Inc. - Class A~	2,797,820

20,659	Micron Technology, Inc.#~	989,360

88,370	Microsoft Corp.~	15,836,788

8,224	NVIDIA Corp.~	2,403,711

22,179	Oracle Corp.~	1,174,822

6,045	Paychex, Inc.	414,203

11,708	PayPal Holdings, Inc.#~	1,440,084

13,569	QUALCOMM, Inc.~	1,067,473

12,469	Salesforce.com, Inc.#~	2,019,355

NUMBER OF SHARES		VALUE

4,120	TE Connectivity, Ltd.	$302,655

7,555	Texas Instruments, Inc.~	876,909

22,901	Visa, Inc. - Class A~	4,092,867

4,183	Western Digital Corp.	192,753

19,383	Western Union Company^	369,634

8,375	Xilinx, Inc.~	731,975

		68,607,444

	Materials (2.1%)

3,730	Air Products & Chemicals, Inc.~	841,413

3,046	Avery Dennison Corp.	336,248

8,669	Ball Corp.	568,600

10,627	Corteva, Inc.#	278,321

10,626	Dow, Inc.#	389,868

10,623	DuPont de Nemours, Inc.	499,493

29,960	Freeport-McMoRan, Inc.	264,547

8,333	Linde, PLC	1,533,189

9,678	Newmont Mining Corp.	575,647

4,724	PPG Industries, Inc.	429,081

964	Sherwin-Williams Company	517,061

		6,233,468

	Real Estate (2.5%)

3,249	Alexandria Real Estate Equities, Inc.	510,385

4,082	American Tower Corp.	971,516

7,322	Apartment Investment & Management Company - Class A	275,820

2,986	AvalonBay Communities, Inc.	486,569

4,052	Crown Castle International Corp.	646,010

3,230	Digital Realty Trust, Inc.	482,853

748	Equinix, Inc.	505,050

2,891	Federal Realty Investment Trust	240,734

3,888	Mid-America Apartment Communities, Inc.	435,145

5,598	Prologis, Inc.	499,509

2,139	Public Storage	396,677

7,434	Realty Income Corp.	408,275

6,058	Regency Centers Corp.	266,007

4,488	Simon Property Group, Inc.	299,664

9,407	UDR, Inc.	352,480

7,611	Welltower, Inc.	389,911

14,165	Weyerhaeuser Company	309,789

		7,476,394

	Utilities (2.9%)

23,183	AES Corp.	307,175

9,077	American Electric Power Company, Inc.~	754,389

8,444	CMS Energy Corp.	482,068

7,070	Consolidated Edison, Inc.	557,116

98	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

Hedged Equity Fund    Schedule of Investments April 30, 2020 (Unaudited)

NUMBER OF SHARES		VALUE

8,361	Dominion Energy, Inc.	$644,884

11,562	Duke Energy Corp.~	978,839

5,116	Edison International	300,360

5,176	Entergy Corp.	494,360

7,130	Exelon Corp.	264,380

11,708	FirstEnergy Corp.	483,189

4,649	NextEra Energy, Inc.~	1,074,477

14,306	NiSource, Inc.	359,224

8,990	Public Service Enterprise Group, Inc.	455,883

12,835	Southern Company	728,130

10,304	Xcel Energy, Inc.	654,922

		8,539,396

	TOTAL COMMON STOCKS (Cost $261,803,449)	270,989,708

EXCHANGE-TRADED FUND (7.9%)
	Other (7.9%)

80,077	SPDR S&P 500 ETF Trust^ (Cost $20,957,344)	23,260,767

NUMBER OF CONTRACTS/ NOTIONAL AMOUNT		VALUE

PURCHASED OPTIONS (1.3%) #
	Consumer Discretionary (0.1%)

30 140,310	Royal Caribbean Cruises, Ltd. Put, 06/19/20, Strike $110.00	189,750

28 239,484	Wynn Resorts, Ltd. Put, 06/19/20, Strike $140.00	152,180

		341,930

	Health Care (0.0%)

72 1,176,912	Danaher Corp. Call, 06/19/20, Strike $180.00	12,780

	Information Technology (0.0%)

23 675,740	Apple, Inc. Call, 07/17/20, Strike $325.00	9,603

65 1,164,865	Microsoft Corp. Call, 06/19/20, Strike $230.00	1,398

17 496,876	NVIDIA Corp. Put, 06/19/20, Strike $230.00	7,607

		18,608

	Other (1.2%)

	S&P 500 Index

350 101,935,050	Put, 05/29/20, Strike $2,600.00	994,000

300 87,372,900	Call, 05/29/20, Strike $3,250.00	57,750

NUMBER OF CONTRACTS/ NOTIONAL AMOUNT		VALUE

300 87,372,900	Call, 06/30/20, Strike $3,300.00	$192,000

300 87,372,900	Put, 06/30/20, Strike $2,400.00	1,020,000

250 72,810,750	Put, 07/31/20, Strike $2,100.00	583,750

150 43,686,450	Call, 12/31/20, Strike $3,800.00	68,250

125 36,405,375	Put, 05/29/20, Strike $2,300.00	96,875

100 29,124,300	Call, 05/29/20, Strike $3,100.00	125,500

75 21,843,225	Put, 05/29/20, Strike $2,000.00	18,000

50 14,562,150	Put, 05/29/20, Strike $2,700.00	213,500

50 14,562,150	Put, 05/29/20, Strike $2,100.00	17,750
50 14,562,150	Call, 12/31/20, Strike $3,700.00	41,250

		3,428,625

	TOTAL PURCHASED OPTIONS (Cost $5,938,632)	3,801,943

NUMBER OF SHARES		VALUE

SHORT TERM INVESTMENTS (3.8%)
5,560,595	Fidelity Prime Money Market Fund - Institutional Class, 0.490%***	5,565,600

5,561,095	Morgan Stanley Institutional Liquidity Funds - Government Portfolio, 0.150%***	5,561,095

	TOTAL SHORT TERM INVESTMENTS (Cost $11,125,302)	11,126,695

NUMBER OF SHARES/ PRINCIPAL AMOUNT		VALUE

INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED (3.4%)
9,893,179	State Street Navigator Securities Lending Government Money Market Portfolio† (Cost $9,893,179)	9,893,179

TOTAL INVESTMENTS (108.2%) (Cost $309,826,649)		319,216,262

PAYABLE UPON RETURN OF SECURITIES ON LOAN (-3.4%)		(9,893,179)

LIABILITIES, LESS OTHER ASSETS (-4.8%)		(14,180,767)

NET ASSETS (100.0%)		$295,142,316

See accompanying Notes to Schedule of Investments	www.calamos.com	99

Hedged Equity Fund    Schedule of Investments April 30, 2020 (Unaudited)

NUMBER OF CONTRACTS/ NOTIONAL AMOUNT		VALUE

WRITTEN OPTIONS (-5.6%)#
	Communication Services (0.0%)
7 293,895	Netflix, Inc. Call, 06/19/20, Strike $400.00	$(26,023)

	Consumer Discretionary (-0.2%)
60 280,620	Royal Caribbean Cruises, Ltd. Put, 06/19/20, Strike $100.00	(322,800)

56 478,968	Wynn Resorts, Ltd. Put, 06/19/20, Strike $125.00	(223,720)

		(546,520)

	Health Care (0.0%)

3 89,049	Biogen, Inc. Call, 07/17/20, Strike $340.00	(2,130)

	Danaher Corp.

72 1,176,912	Call, 06/19/20, Strike $185.00	(6,516)

24 392,304	Put, 06/19/20, Strike $135.00	(2,736)

24 392,304	Put, 06/19/20, Strike $130.00	(2,388)

30 252,000	Gilead Sciences, Inc. Put, 05/08/20, Strike $75.00	(2,295)

		(16,065)

	Information Technology (0.0%)

23 675,740	Apple, Inc. Call, 07/17/20, Strike $350.00	(3,565)

	Microsoft Corp.

130 2,329,730	Call, 06/19/20, Strike $250.00	(1,430)

13 232,973	Put, 06/19/20, Strike $140.00	(1,007)

34 993,752	NVIDIA Corp. Put, 06/19/20, Strike $210.00	(8,041)

		(14,043)

	Other (-5.4%)

	S&P 500 Index

300 87,372,900	Put, 06/30/20, Strike $2,100.00	(366,000)

250 72,810,750	Call, 07/31/20, Strike $2,900.00	(4,201,250)

200 58,248,600	Call, 05/29/20, Strike $2,800.00	(3,261,000)

150 43,686,450	Call, 05/29/20, Strike $2,650.00	(4,272,000)

70 20,387,010	Call, 09/30/20, Strike $2,900.00	(1,473,500)

50 14,562,150	Call, 05/29/20, Strike $2,900.00	(467,250)

50 14,562,150	Call, 06/30/20, Strike $2,600.00	(1,794,500)
25 7,281,075	Call, 05/29/20, Strike $3,000.00	(101,500)

		(15,937,000)

	TOTAL WRITTEN OPTIONS (Premium $10,018,878)	$(16,539,651)

NOTES TO SCHEDULE OF INVESTMENTS

*

Securities issued and sold pursuant to a Rule 144A transaction are excepted from the registration requirement of the Securities Act of 1933, as amended. These securities may only be sold to qualified institutional buyers (“QIBs”), such as the Fund. Any resale of these securities must generally be effected through a sale that is registered under the Act or otherwise exempted from such registration requirements.

^	Security, or portion of security, is on loan.

#	Non-income producing security.

~	Security, or portion of security, is segregated as collateral (or collateral for potential future transactions) for written options. The aggregate value of such securities is $74,616,640.

***	The rate disclosed is the 7 day net yield as of April 30, 2020.

†	Represents investment of cash collateral received from securities on loan as of April 30, 2020.

Note: The date on options represents the expiration date of the option contract. The option contract may be exercised at any date on or before the date shown.

100	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT	See accompanying Notes to Financial Statements

Phineus Long/Short Fund    Schedule of Investments April 30, 2020 (Unaudited)

NUMBER OF SHARES			VALUE

COMMON STOCKS (98.7%)
		Communication Services (12.5%)

19,500		Alphabet, Inc. - Class A#~	$26,260,650

132,500		Facebook, Inc. - Class A#~	27,124,075

105,500		Walt Disney Company~	11,409,825

			64,794,550

		Consumer Discretionary (4.9%)

339,500		Las Vegas Sands Corp.~	16,302,790

196,700		Royal Caribbean Cruises, Ltd.^	9,199,659

			25,502,449

		Energy (7.6%)

769,000		Marathon Petroleum Corp.~	24,669,520

450,000		Royal Dutch Shell, PLC - Class A~^	14,908,500

			39,578,020

		Financials (25.9%)

660,000		Bank of America Corp.~	15,873,000

87,500		Cboe Global Markets, Inc.~	8,695,750

86,500		Chubb, Ltd.	9,342,865

88,300		Goldman Sachs Group, Inc.~	16,195,986

159,500		JPMorgan Chase & Company~	15,273,720

6,686,000	GBP	Legal & General Group, PLC	17,189,701

600,000		Morgan Stanley~	23,658,000

13,383,500	GBP	Royal Bank of Scotland Group, PLC	18,671,473

852,500		UBS Group, AG#~^	9,172,900

			134,073,395

		Health Care (8.6%)

103,200		Alcon, Inc.#^	5,449,992

155,000		Alexion Pharmaceuticals, Inc.#	16,657,850

375,000		Boston Scientific Corp.#	14,055,000

88,500		Medtronic, PLC	8,640,255

			44,803,097

		Industrials (21.8%)

780,500		Air Lease Corp.~	20,410,075

75,000		Boeing Company~	10,576,500

260,000		Delta Air Lines, Inc.~	6,736,600

38,200		Honeywell International, Inc.~	5,420,580

122,000		L3Harris Technologies, Inc.~	23,631,400

503,500		Lyft, Inc. - Class A#~	16,529,905

375,902		Raytheon Technologies Corp.~	24,362,209

72,000		Republic Services, Inc.	5,640,480

			113,307,749

		Information Technology (8.0%)

144,000		Fidelity National Information Services, Inc.~	18,992,160

221,000		First Solar, Inc.#~^	9,726,210

NUMBER OF SHARES		VALUE

79,000	Salesforce.com, Inc.#~	$12,794,050

		41,512,420

	Materials (5.8%)

49,500	Air Products & Chemicals, Inc.~	11,166,210

103,500	Linde, PLC~	19,042,965

		30,209,175

	Real Estate (3.6%)

740,000	MGM Growth Properties, LLC	18,625,800

	TOTAL COMMON STOCKS (Cost $559,786,634)	512,406,655

INVESTMENT IN AFFILIATED FUND (2.2%)
	Other (2.2%)

1,118,000	Calamos Short-Term Bond Fund - Class I (Cost $11,147,154)	11,224,716

NUMBER OF CONTRACTS/ NOTIONAL AMOUNT		VALUE

PURCHASED OPTIONS (1.7%)#
	Communication Services (0.0%)

125 16,833,750	Alphabet, Inc. Put, 05/01/20, Strike $1,200.00	937

520 10,644,920	Facebook, Inc. Put, 05/01/20, Strike $180.00	1,820

		2,757

	Consumer Discretionary (0.9%)

12,000 20,196,000	MGM Resorts International Call, 05/15/20, Strike $13.00	4,920,000

	Financials (0.3%)

3,000 12,891,000	Discover Financial Services Call, 05/15/20, Strike $40.00	1,305,000

	Industrials (0.4%)

	Delta Air Lines, Inc.

4,100 10,623,100	Call, 05/01/20, Strike $30.00	14,350

4,000 10,364,000	Call, 06/19/20, Strike $25.00	1,360,000

5,485 18,007,255	Lyft, Inc. Put, 05/15/20, Strike $28.00	493,650

		1,868,000

	Information Technology (0.0%)

870 15,591,270	Microsoft Corp. Put, 05/01/20, Strike $160.00	435

See accompanying Notes to Schedule of Investments	www.calamos.com	101

Phineus Long/Short Fund    Schedule of Investments April 30, 2020 (Unaudited)

NUMBER OF CONTRACTS/ NOTIONAL AMOUNT		VALUE

	Other (0.1%)

24,000 54,696,000	Financial Select Sector SPDR Fund Call, 05/01/20, Strike $23.50	$132,000

2,350 68,262,800	SPDR S&P 500 ETF Trust May20 Call, 05/15/20, Strike $300.00	521,700

		653,700

	TOTAL PURCHASED OPTIONS (Cost $7,623,076)	8,749,892

NUMBER OF SHARES		VALUE

SHORT TERM INVESTMENTS (0.0%)

621	Fidelity Prime Money Market Fund - Institutional Class, 0.490%***	622

220	Morgan Stanley Institutional Liquidity Funds - Government Portfolio, 0.150%***	220

	TOTAL SHORT TERM INVESTMENTS (Cost $842)	842

NUMBER OF SHARES/ PRINCIPAL AMOUNT		VALUE

INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED (2.7%)
13,880,868	State Street Navigator Securities Lending Government Money Market Portfolio† (Cost $13,880,868)	13,880,868

TOTAL INVESTMENTS (105.3%) (Cost $592,438,574)		546,262,973

PAYABLE UPON RETURN OF SECURITIES ON LOAN (-2.7%)		(13,880,868)

LIABILITIES, LESS OTHER ASSETS (-2.6%)		(13,519,969)

NET ASSETS (100.0%)		518,862,136

NUMBER OF SHARES		VALUE

COMMON STOCKS SOLD SHORT (-9.0%)#
	Communication Services (-1.0%)

(12,300)	Netflix, Inc.	(5,164,155)

	Consumer Staples (-5.5%)

(50,200)	Clorox Company	(9,359,288)

(23,200)	Costco Wholesale Corp.	(7,029,600)

(98,300)	Walmart, Inc.	(11,948,365)

		(28,337,253)

NUMBER OF SHARES		VALUE

	Information Technology (-2.5%)

(45,000)	Apple, Inc.	$(13,221,000)

	TOTAL COMMON STOCKS SOLD SHORT (Proceeds $40,114,470)	(46,722,408)

EXCHANGE-TRADED FUND SOLD SHORT (-61.6%)#
	Other (-61.6%)

(1,101,000)	SPDR S&P 500 ETF Trust (Proceeds $332,382,774)	(319,818,480)

	TOTAL SECURITIES SOLD SHORT (Proceeds $372,497,244)	(366,540,888)

NUMBER OF CONTRACTS/ NOTIONAL AMOUNT		VALUE

WRITTEN OPTIONS (-2.1%)#
	Communication Services (-0.1%)

250 33,667,500	Alphabet, Inc. Put, 06/19/20, Strike $1,000.00	(49,375)

130 2,661,230	Facebook, Inc. Call, 05/01/20, Strike $192.50	(149,825)

		(199,200)

	Health Care (0.0%)

165 6,300,030	Humana, Inc. Put, 08/21/20, Strike $300.00	(171,600)

	Industrials (-1.6%)

3,815 9,884,665	Delta Air Lines, Inc. Put, 06/19/20, Strike $45.00	(7,353,413)

5,485 18,007,255	Lyft, Inc. Call, 06/19/20, Strike $37.50	(1,036,665)

		(8,390,078)

	Information Technology (0.0%)

410 4,758,870	Texas Instruments, Inc. Call, 05/15/20, Strike $120.00	(55,760)

	Other (-0.4%)

	SPDR S&P 500 ETF Trust

9,400 273,051,200	Put, 06/19/20, Strike $230.00	(1,818,900)

8,000 232,384,000	Put, 05/01/20, Strike $260.00	(4,000)
1,075 31,226,600	Put, 05/15/20, Strike $276.00	(352,062)

		(2,174,962)

	TOTAL WRITTEN OPTIONS (Premium $17,365,831)	$(10,991,600)

102	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

Phineus Long/Short Fund    Schedule of Investments April 30, 2020 (Unaudited)

NOTES TO SCHEDULE OF INVESTMENTS

#	Non-income producing security.

~	Security, or portion of security, is segregated as collateral (or collateral for potential future transactions) for written options. The aggregate value of such securities is $265,273,484.

^	Security, or portion of security, is on loan.

***	The rate disclosed is the 7 day net yield as of April 30, 2020.

†	Represents investment of cash collateral received from securities on loan as of April 30, 2020.

FOREIGN CURRENCY ABBREVIATION

GBP	British Pound Sterling

Note: Value for securities denominated in foreign currencies is shown in U.S. dollars. The date on options represents the expiration date of the option contract. The option contract may be exercised at any date on or before the date shown.

See accompanying Notes to Financial Statements	www.calamos.com	103

Convertible Fund    Schedule of Investments April 30, 2020 (Unaudited)

PRINCIPAL AMOUNT		VALUE

CONVERTIBLE BONDS (77.8%)
	Communication Services (9.9%)
4,250,000	Bandwidth, Inc.* 0.250%, 03/01/26	$4,598,755

8,900,000	GCI Liberty, Inc.* 1.750%, 09/30/46	12,312,349

7,750,000	IAC FinanceCo 3, Inc.* 2.000%, 01/15/30	8,099,990

	Liberty Media Corp.
8,380,000	1.375%, 10/15/23^	8,743,692
7,200,000	2.250%, 09/30/46	3,498,228
7,079,000	2.750%, 12/01/49*^	6,610,795

8,000,000	Liberty Media Corp. / Liberty Formula One~ 1.000%, 01/30/23	8,431,080

4,000,000	Sea, Ltd.* 1.000%, 12/01/24	5,148,440

	Snap, Inc.*
4,250,000	0.750%, 08/01/26	4,404,658
3,273,000	0.250%, 05/01/25	3,445,945

7,600,000	Zynga, Inc.* 0.250%, 06/01/24	8,463,892

		73,757,824

	Consumer Discretionary (17.3%)
15,419,000	Booking Holdings, Inc.*^ 0.750%, 05/01/25	17,437,964

6,750,000	Burlington Stores, Inc.* 2.250%, 04/15/25	7,202,891

1,094,000	Callaway Golf Company* 2.750%, 05/01/26	1,137,158

10,149,000	Carnival Corp.* 5.750%, 04/01/23	17,190,072

7,093,000	Chegg, Inc.^ 0.125%, 03/15/25	7,492,442

7,000,000	Dick’s Sporting Goods, Inc.* 3.250%, 04/15/25	7,474,705

8,000,000	DISH Network Corp. 3.375%, 08/15/26	6,565,320

9,750,000	Etsy, Inc.*^ 0.125%, 10/01/26	9,899,662

1,435,000	Guess, Inc.* 2.000%, 04/15/24	898,791

	RH

3,750,000	0.000%, 09/15/24*	3,427,781

3,250,000	0.000%, 06/15/23	3,182,173

	Tesla, Inc.
10,500,000	1.250%, 03/01/21~	23,188,830
4,500,000	2.000%, 05/15/24^	11,604,465

8,250,000	Wayfair, Inc.* 1.000%, 08/15/26	8,404,853

4,000,000	Winnebago Industries, Inc.* 1.500%, 04/01/25	3,845,100

		128,952,207

PRINCIPAL AMOUNT		VALUE

	Energy (0.8%)

2,200,000	Helix Energy Solutions Group, Inc. 4.125%, 09/15/23	$1,644,214

4,000,000	Integra LifeSciences Holdings Corp.* 0.500%, 08/15/25	3,768,880

4,000,000	Transocean, Inc. 0.500%, 01/30/23	791,800

		6,204,894

	Financials (0.9%)
6,300,000	JPMorgan Chase Bank, N.A. 0.000%, 12/30/20	6,613,772

	Health Care (13.6%)

9,500,000	BioMarin Pharmaceutical, Inc.^ 1.500%, 10/15/20	10,323,080

3,000,000	CONMED Corp. 2.625%, 02/01/24	3,221,385

3,750,000	DexCom, Inc. 0.750%, 12/01/23	7,856,981

6,750,000	Exact Sciences Corp.^ 0.375%, 03/15/27	6,597,450

2,400,000	Flexion Therapeutics, Inc. 3.375%, 05/01/24	1,787,184

4,750,000	Illumina, Inc.^ 0.500%, 06/15/21	6,371,294

1,500,000	Insmed, Inc. 1.750%, 01/15/25	1,420,155

14,750,000	Insulet Corp.*^ 0.375%, 09/01/26	16,559,530

5,250,000	Invitae Corp.* 2.000%, 09/01/24	4,746,026

2,750,000	Ionis Pharmaceuticals, Inc.* 0.125%, 12/15/24	2,645,912

4,080,000	NanoString Technologies, Inc.* 2.625%, 03/01/25	3,964,026

2,802,000	Natera, Inc.* 2.250%, 05/01/27	3,310,899

2,740,000	Neurocrine Biosciences, Inc. 2.250%, 05/15/24	3,856,523

1,951,000	Nevro Corp. 2.750%, 04/01/25	2,626,251

4,250,000	NuVasive, Inc.* 0.375%, 03/15/25	3,930,889

6,805,000	Repligen Corp. 0.375%, 07/15/24	8,068,144

2,000,000	Sarepta Therapeutics, Inc. 1.500%, 11/15/24	3,528,960

3,700,000	Tabula Rasa HealthCare, Inc.* 1.750%, 02/15/26	4,106,574

2,120,000	Teladoc Health, Inc. 1.375%, 05/15/25	6,512,545

		101,433,808

104	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

Convertible Fund    Schedule of Investments April 30, 2020 (Unaudited)

PRINCIPAL AMOUNT		VALUE

	Industrials (3.8%)
7,000,000	Air Transport Services Group, Inc. 1.125%, 10/15/24	$6,275,955

3,250,000	Chart Industries, Inc.* 1.000%, 11/15/24	2,946,499

2,501,000	FTI Consulting, Inc. 2.000%, 08/15/23	3,477,353

14,630,000	Southwest Airlines Company 1.250%, 05/01/25	16,085,685

		28,785,492

	Information Technology (30.6%)
3,750,000	8x8, Inc. 0.500%, 02/01/24	3,503,963

1,415,000	Advanced Micro Devices, Inc. 2.125%, 09/01/26	9,256,626

9,500,000	Akamai Technologies, Inc.^ 0.125%, 05/01/25	11,267,522

	Alteryx, Inc.*
4,445,000	0.500%, 08/01/24	4,248,198
4,000,000	1.000%, 08/01/26	3,809,320

10,250,000	Coupa Software, Inc.* 0.125%, 06/15/25	13,093,350

4,250,000	DocuSign, Inc. 0.500%, 09/15/23	6,653,991

3,250,000	Envestnet, Inc.^ 1.750%, 06/01/23	3,607,305

6,750,000	Everbridge, Inc.* 0.125%, 12/15/24	7,978,905

6,250,000	II-VI, Inc. 0.250%, 09/01/22	6,173,844

14,500,000	Inphi Corp.*^ 0.750%, 04/15/25	15,339,260

7,750,000	Lumentum Holdings, Inc.*^~ 0.500%, 12/15/26	8,237,165

15,250,000	Microchip Technology, Inc.~ 1.625%, 02/15/27	19,225,446

7,500,000	MongoDB, Inc.* 0.250%, 01/15/26	7,852,800

8,000,000	Okta, Inc.* 0.125%, 09/01/25	8,467,560

9,500,000	Palo Alto Networks, Inc.~ 0.750%, 07/01/23	9,732,085

13,250,000	Proofpoint, Inc.* 0.250%, 08/15/24	13,882,754

3,500,000	Q2 Holdings, Inc.* 0.750%, 06/01/26	3,752,805

4,295,000	RingCentral, Inc.* 0.000%, 03/01/25	4,148,562

2,500,000	Silicon Laboratories, Inc. 1.375%, 03/01/22	3,011,113

6,250,000	Slack Technologies, Inc.* 0.500%, 04/15/25	6,941,031

13,870,000	Splunk, Inc.^ 1.125%, 09/15/25	16,328,111

PRINCIPAL AMOUNT		VALUE

9,500,000	Square, Inc. 0.500%, 05/15/23	$10,652,207

3,500,000	Twilio, Inc.^ 0.250%, 06/01/23	5,791,835

3,250,000	Viavi Solutions, Inc.^ 1.000%, 03/01/24	3,658,622

3,250,000	Wix.com, Ltd.^ 0.000%, 07/01/23	3,739,710

9,500,000	Workday, Inc.^ 0.250%, 10/01/22	11,600,545

4,500,000	Zendesk, Inc. 0.250%, 03/15/23	6,117,457

		228,072,092

	Real Estate (0.9%)

6,000,000	IH Merger Sub, LLC 3.500%, 01/15/22	6,947,160

	TOTAL CONVERTIBLE BONDS (Cost $530,810,600)	580,767,249

NUMBER OF SHARES		VALUE

CONVERTIBLE PREFERRED STOCKS (16.0%)
	Consumer Staples (0.4%)
39,465	Energizer Holdings, Inc.^ 7.500%, 01/15/22	3,364,391

	Financials (4.5%)
30,400	Assurant, Inc. 6.500%, 03/15/21	3,255,840

10,300	Bank of America Corp.~‡‡ 7.250%	14,238,720

11,405	Wells Fargo & Company~‡‡ 7.500%	15,953,770

		33,448,330

	Health Care (1.1%)
6,755	Danaher Corp. 4.750%, 04/15/22	8,032,506

	Industrials (2.2%)
11,795	Fortive Corp. 5.000%, 07/01/21	9,787,255

80,180	Stanley Black & Decker, Inc. 5.250%, 11/15/22	6,375,112

		16,162,367

	Information Technology (2.2%)
16,605	Broadcom, Inc.^ 8.000%, 09/30/22	16,894,591

	Real Estate (0.7%)

3,650	Crown Castle International Corp. 6.875%, 08/01/20	5,084,450

See accompanying Notes to Schedule of Investments	www.calamos.com	105

Convertible Fund    Schedule of Investments April 30, 2020 (Unaudited)

NUMBER OF SHARES		VALUE

	Utilities (4.9%)
135,685	American Electric Power Company, Inc.^~ 6.125%, 03/15/22	$6,892,798

92,540	Dominion Energy, Inc. 7.250%, 06/01/22	9,090,204

73,315	DTE Energy Company 6.250%, 11/01/22	3,064,567

	NextEra Energy, Inc.
149,730	4.872%, 09/01/22	7,178,056
86,590	5.279%, 03/01/23	3,739,822

	Sempra Energy
33,430	6.750%, 07/15/21	3,386,794
30,000	6.000%, 01/15/21	3,069,300

		36,421,541

	TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $118,500,474)	119,408,176

COMMON STOCKS (3.4%)
	Health Care (0.9%)
24,945	Anthem, Inc.	7,002,810

	Information Technology (2.5%)

26,385	Lam Research Corp.	6,735,563

76,370	Micron Technology, Inc.#	3,657,359

17,850	RingCentral, Inc. - Class A^#	4,079,260

11,735	ServiceNow, Inc.#	4,125,322

		18,597,504

	TOTAL COMMON STOCKS (Cost $24,246,495)	25,600,314

NUMBER OF CONTRACTS/ NOTIONAL AMOUNT		VALUE

PURCHASED OPTIONS (0.6%)#
	Consumer Discretionary (0.3%)
375 7,600,125	Alibaba Group Holding, Ltd. Call, 06/19/20, Strike $220.00	160,313

41 10,143,400	Amazon.com, Inc. Call, 06/19/20, Strike $2,300.00	988,100

175 13,682,900	Tesla, Inc. Put, 06/19/20, Strike $675.00	696,062

		1,844,475

	Information Technology (0.2%)
1,455 6,967,995	Micron Technology, Inc. Call, 06/19/20, Strike $57.50	101,850

395 13,885,830	ServiceNow, Inc. Call, 08/21/20, Strike $340.00	1,668,875

		1,770,725

NUMBER OF CONTRACTS/ NOTIONAL AMOUNT		VALUE

	Other (0.1%)
1,475 42,845,800	SPDR S&P 500 ETF Trust Put, 05/29/20, Strike $280.00	$932,938

	TOTAL PURCHASED OPTIONS (Cost $5,679,645)	4,548,138

NUMBER OF SHARES		VALUE

SHORT TERM INVESTMENTS (3.6%)
13,343,442	Fidelity Prime Money Market Fund - Institutional Class, 0.490%***	13,355,451

13,273,790	Morgan Stanley Institutional Liquidity Funds - Government Portfolio, 0.150%***	13,273,790

	TOTAL SHORT TERM INVESTMENTS (Cost $26,624,554)	26,629,241

NUMBER OF SHARES/ PRINCIPAL AMOUNT		VALUE

INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED (9.1%)
17,957,012	Fidelity Prime Money Market Fund - Institutional Class, 0.490%***†	17,957,012

49,883,318	State Street Navigator Securities Lending Government Money Market Portfolio†	49,883,318

	TOTAL INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED (Cost $67,840,330)	67,840,330

TOTAL INVESTMENTS (110.5%) (Cost $773,702,098)		824,793,448

PAYABLE UPON RETURN OF SECURITIES ON LOAN (-9.1%)		(67,840,330)

LIABILITIES, LESS OTHER ASSETS (-1.4%)		(10,730,360)

NET ASSETS (100.0%)		$746,222,758

NOTES TO SCHEDULE OF INVESTMENTS

*

Securities issued and sold pursuant to a Rule 144A transaction are excepted from the registration requirement of the Securities Act of 1933, as amended. These securities may only be sold to qualified institutional buyers (“QIBs”), such as the Fund. Any resale of these securities must generally be effected through a sale that is registered under the Act or otherwise exempted from such registration requirements.

^	Security, or portion of security, is on loan.

~	Security, or portion of security, is segregated as collateral (or collateral for potential future transactions) for written options. The aggregate value of such securities is $37,735,706.

106	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT	See accompanying Notes to Financial Statements

Convertible Fund    Schedule of Investments April 30, 2020 (Unaudited)

#	Non-income producing security.

‡‡	Perpetual maturity.

***	The rate disclosed is the 7 day net yield as of April 30, 2020.

†	Represents investment of cash collateral received from securities on loan as of April 30, 2020.

FORWARD FOREIGN CURRENCY CONTRACTS

COUNTERPARTY	SHORT CONTRACTS	SETTLEMENT DATE	LOCAL CURRENCY	CURRENT VALUE	UNREALIZED GAIN/LOSS

State Street Bank and Trust	Hong Kong Dollar	07/29/20	2,264,000	$291,735	$11

State Street Bank and Trust	Hong Kong Dollar	07/29/20	3,140,000	404,614	58

State Street Bank and Trust	Hong Kong Dollar	07/29/20	15,501,000	1,997,429	322

					$391

Note: The date on options represents the expiration date of the option contract. The option contract may be exercised at any date on or before the date shown.

See accompanying Notes to Financial Statements	www.calamos.com	107

Global Convertible Fund    Schedule of Investments April 30, 2020 (Unaudited)

PRINCIPAL AMOUNT			VALUE

CONVERTIBLE BONDS (79.5%)
		Communication Services (10.9%)
1,363,000		Bharti Airtel, Ltd.* 1.500%, 02/17/25	$1,538,916

600,000	EUR	Cellnex Telecom, SA 1.500%, 01/16/26	1,010,793

		CyberAgent, Inc.
50,000,000	JPY	0.000%, 02/17/23	490,179
50,000,000	JPY	0.000%, 02/19/25	499,902

941,000		GCI Liberty, Inc.* 1.750%, 09/30/46	1,301,789

670,000		IAC FinanceCo 3, Inc.* 2.000%, 01/15/30	700,257

760,000		iQIYI, Inc. 2.000%, 04/01/25	641,098

710,000		Liberty Media Corp. 1.375%, 10/15/23	740,814

665,000		Liberty Media Corp. (Sirius XM Holdings, Inc.)*§ 2.125%, 03/31/48	645,595

660,000		Liberty Media Corp. / Liberty Formula One 1.000%, 01/30/23	695,564

750,000		Momo, Inc.^ 1.250%, 07/01/25	606,240

675,000		Sea, Ltd.* 1.000%, 12/01/24	868,799

		Snap, Inc.*
2,236,000		0.750%, 08/01/26	2,317,368
476,000		0.250%, 05/01/25	501,152

2,090,000		Twitter, Inc. 0.250%, 06/15/24	1,969,950

675,000		Zynga, Inc.* 0.250%, 06/01/24	751,727

			15,280,143

		Consumer Discretionary (13.5%)
613,000		Baozun, Inc. 1.625%, 05/01/24	527,683

1,957,000		Booking Holdings, Inc.* 0.750%, 05/01/25	2,213,250

644,000		Burlington Stores, Inc.* 2.250%, 04/15/25	687,209

3,042,000		Carnival Corp.* 5.750%, 04/01/23	5,152,448

5,000,000	HKD	China Yuhua Education Corp, Ltd. 0.900%, 12/27/24	768,178

600,000		Cie Generale des Etablissements Michelin, SCA 0.000%, 01/10/22	582,429

600,000	EUR	Delivery Hero, SE 0.250%, 01/23/24	690,083

650,000		Dick’s Sporting Goods, Inc.* 3.250%, 04/15/25	694,080

PRINCIPAL AMOUNT			VALUE

1,155,000		DISH Network Corp. 3.375%, 08/15/26	$947,868

665,000		Guess, Inc.* 2.000%, 04/15/24	416,513

1,220,000		NIO, Inc. 4.500%, 02/01/24	642,245

557,000		Pinduoduo, Inc.* 0.000%, 10/01/24	712,400

650,000		RH 0.000%, 06/15/23	636,434

416,000	EUR	SEB, SA 0.000%, 11/17/21	814,381

270,000		Shanghai Port Group BVI Holding Company, Ltd. 0.000%, 08/09/22	273,969

		Tesla, Inc.

614,000		2.000%, 05/15/24	1,583,365

610,000		2.375%, 03/15/22^	1,522,923

			18,865,458

		Consumer Staples (3.0%)
3,800,000		Carrefour, SA 0.000%, 03/27/24	3,602,267

729,000		Turning Point Brands, Inc.* 2.500%, 07/15/24	577,299

			4,179,566

		Energy (1.5%)

390,000		Nabors Industries, Inc. 0.750%, 01/15/24	42,830

430,000		SM Energy Company 1.500%, 07/01/21	199,703

2,000,000		TOTAL, SA^ 0.500%, 12/02/22	1,928,320

			2,170,853

		Financials (5.1%)
2,300,000	EUR	AURELIUS Equity Opportunities SE & Co., KGaA 1.000%, 12/01/20	2,317,708

2,700,000	EUR	Corestate Capital Holding, SA 1.375%, 11/28/22	2,336,752

1,200,000		JPMorgan Chase Bank, N.A. 0.000%, 08/07/22	1,361,112

900,000	EUR	LEG Immobilien, AG 0.875%, 09/01/25	1,129,924

			7,145,496

		Health Care (9.0%)
1,230,000		BioMarin Pharmaceutical, Inc. 1.500%, 10/15/20	1,336,567

650,000		Coherus Biosciences, Inc.* 1.500%, 04/15/26	693,868

651,000		DexCom, Inc. 0.750%, 12/01/23	1,363,972

108	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

Global Convertible Fund    Schedule of Investments April 30, 2020 (Unaudited)

PRINCIPAL AMOUNT			VALUE

600,000	EUR	GN Store Nord, A/S 0.000%, 05/21/24	$649,883

252,000		Innoviva, Inc. 2.500%, 08/15/25	272,229

970,000		Insulet Corp.*^ 0.375%, 09/01/26	1,089,000

1,100,000		Luckin Coffee, Inc.* 0.750%, 01/15/25	374,000

525,000		Neurocrine Biosciences, Inc. 2.250%, 05/15/24	738,932

369,000		Nevro Corp. 2.750%, 04/01/25	496,713

		NuVasive, Inc.
765,000		2.250%, 03/15/21	888,050
710,000		0.375%, 03/15/25*	656,690

595,000		Pacira BioSciences, Inc.^ 2.375%, 04/01/22	605,136

130,000,000	JPY	Ship Healthcare Holdings, Inc. 0.000%, 12/13/23	1,330,115

630,000		Tabula Rasa HealthCare, Inc.*^ 1.750%, 02/15/26	699,227

1,200,000		WuXi AppTec Company, Ltd. 0.000%, 09/17/24	1,449,696

			12,644,078

		Industrials (4.4%)
60,000,000	JPY	Kandenko Company, Ltd. 0.000%, 03/31/21	558,400

60,000,000	JPY	Nippon Flour Mills Company, Ltd. 0.000%, 06/20/25	574,759

2,618,000		Southwest Airlines Company 1.250%, 05/01/25	2,878,491

400,000	EUR	Symrise, AG 0.238%, 06/20/24	524,884

1,400,000		Vinci, SA 0.375%, 02/16/22	1,590,106

			6,126,640

		Information Technology (25.0%)
1,205,000		8x8, Inc. 0.500%, 02/01/24	1,125,940

1,310,000		Akamai Technologies, Inc. 0.125%, 05/01/25	1,553,732

		Alteryx, Inc.*
664,000		0.500%, 08/01/24	634,601
655,000		1.000%, 08/01/26	623,776

670,000		Coupa Software, Inc.* 0.125%, 06/15/25	855,858

673,000		CyberArk Software, Ltd.*^ 0.000%, 11/15/24	626,741

660,000		DocuSign, Inc. 0.500%, 09/15/23	1,033,326

673,000		Everbridge, Inc.* 0.125%, 12/15/24	795,526

PRINCIPAL AMOUNT			VALUE

		FireEye, Inc.

330,000		1.625%, 06/01/35	$307,246

183,000		1.000%, 06/01/35	182,174

455,000		II-VI, Inc. 0.250%, 09/01/22	449,456

653,000		Inphi Corp.* 0.750%, 04/15/25	690,796

1,346,000		Lumentum Holdings, Inc.* 0.500%, 12/15/26	1,430,610

1,920,000		Microchip Technology, Inc. 1.625%, 02/15/27	2,420,515

291,000		Micron Technology, Inc. 2.125%, 02/15/33	1,275,777

904,000		New Relic, Inc. 0.500%, 05/01/23	820,638

600,000	EUR	Nexi S.p.A 1.750%, 04/24/27	663,809

1,325,000		Okta, Inc.* 0.125%, 09/01/25	1,402,440

380,000		ON Semiconductor Corp. 1.000%, 12/01/20	397,997

650,000		Palo Alto Networks, Inc. 0.750%, 07/01/23	665,879

729,000		Pegasystems, Inc.*^ 0.750%, 03/01/25	700,208

305,000		Pluralsight, Inc. 0.375%, 03/01/24	260,292

660,000		Proofpoint, Inc.* 0.250%, 08/15/24	691,518

670,000		Q2 Holdings, Inc.* 0.750%, 06/01/26	718,394

960,000		Silicon Laboratories, Inc. 1.375%, 03/01/22	1,156,267

1,200,000		Slack Technologies, Inc.* 0.500%, 04/15/25	1,332,678

550,000	EUR	SOITEC 0.000%, 06/28/23	650,709

1,430,000		Splunk, Inc. 1.125%, 09/15/25	1,683,432

1,545,000		Square, Inc. 0.500%, 05/15/23	1,732,385

1,000,000		STMicroelectronics, NV 0.000%, 07/03/22	1,310,055

359,000		Twilio, Inc. 0.250%, 06/01/23	594,077

650,000		Wix.com, Ltd. 0.000%, 07/01/23	747,942

1,870,000		Workday, Inc. 0.250%, 10/01/22	2,283,476

680,000		Workiva, Inc.* 1.125%, 08/15/26	546,676

1,367,000		Xero Investments, Ltd. 2.375%, 10/04/23	1,787,592

See accompanying Notes to Schedule of Investments	www.calamos.com	109

Global Convertible Fund    Schedule of Investments April 30, 2020 (Unaudited)

PRINCIPAL AMOUNT			VALUE

610,000		Zendesk, Inc.^ 0.250%, 03/15/23	$829,255

			34,981,793

		Materials (3.5%)
4,000,000		BASF, SE 0.925%, 03/09/23	3,842,460

50,000,000	JPY	Mitsubishi Chemical Holdings Corp. 0.000%, 03/29/24	445,334

60,000,000	JPY	Teijin, Ltd. 0.000%, 12/10/21	584,736

			4,872,530

		Real Estate (3.6%)
700,000	EUR	ANLLIAN Capital, Ltd. 0.000%, 02/05/25	689,668

1,750,000	SGD	CapitaLand, Ltd. 1.950%, 10/17/23	1,180,653

1,900,000	EUR	Grand City Properties, SA 0.250%, 03/02/22	2,105,705

525,000		IH Merger Sub, LLC 3.500%, 01/15/22	607,876

60,000,000	JPY	Relo Group, Inc. 0.000%, 03/22/21	546,701

			5,130,603

		TOTAL CONVERTIBLE BONDS (Cost $109,775,457)	111,397,160

BANK LOAN (0.1%)¡
		Financials (0.1%)
1,005,294	EUR	Steenbok Lux Finco 2 Sarl‡ 0.000%, 12/31/21 6 mo. EURIBOR + 10.00% (Cost $501,275)	170,756

SYNTHETIC CONVERTIBLE SECURITIES (2.1%)¤
		U.S. Government and Agency Security (2.0%)
2,693,000		United States Treasury Note 1.875%, 05/31/22	2,786,413

		TOTAL U.S. GOVERNMENT AND AGENCY SECURITY	2,786,413

NUMBER OF CONTRACTS/ NOTIONAL AMOUNT			VALUE

Purchased Options (0.1%)#
		Consumer Discretionary (0.1%)
122 2,472,574		Alibaba Group Holding, Ltd. Call, 06/19/20, Strike $210.00	92,720

9 1,332,513		Booking Holdings, Inc. Call, 06/19/20, Strike $1,880.00	2,182

			94,902

NUMBER OF CONTRACTS/ NOTIONAL AMOUNT		VALUE

	Health Care (0.0%)
765 1,890,315	Elanco Animal Health, Inc. Call, 07/17/20, Strike $33.00	$9,563

	TOTAL PURCHASED OPTIONS	104,465

	TOTAL SYNTHETIC CONVERTIBLE SECURITIES (Cost $3,252,676)	2,890,878

NUMBER OF SHARES		VALUE

CONVERTIBLE PREFERRED STOCKS (10.8%)
	Financials (5.4%)
6,030	Assurant, Inc. 6.500%, 03/15/21	645,813

2,487	Bank of America Corp.‡‡ 7.250%	3,438,029

2,530	Wells Fargo & Company‡‡ 7.500%	3,539,065

		7,622,907

	Health Care (1.1%)

1,295	Danaher Corp. 4.750%, 04/15/22	1,539,910

	Information Technology (1.5%)

1,995	Broadcom, Inc. 8.000%, 09/30/22	2,029,793

	Real Estate (0.4%)

425	Crown Castle International Corp. 6.875%, 08/01/20	592,025

	Utilities (2.4%)

12,955	American Electric Power Company, Inc. 6.125%, 03/15/22	658,114

13,250	DTE Energy Company 6.250%, 11/01/22	553,850

13,215	Essential Utilities, Inc. 6.000%, 04/30/22	754,576

	Sempra Energy
6,535	6.750%, 07/15/21	662,061
6,415	6.000%, 01/15/21	656,319

		3,284,920

	TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $13,820,089)	15,069,555

110	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

Global Convertible Fund    Schedule of Investments April 30, 2020 (Unaudited)

NUMBER OF SHARES			VALUE

COMMON STOCKS (0.6%)
		Consumer Discretionary (0.2%)
922	EUR	LVMH Moet Hennessy Louis Vuitton, SE	$356,438

		Industrials (0.4%)
8,853	EUR	Airbus, SE#	560,559

		TOTAL COMMON STOCKS (Cost $969,589)	916,997

SHORT TERM INVESTMENTS (4.9%)
3,414,040		Fidelity Prime Money Market Fund - Institutional Class, 0.490%***	3,417,113

3,413,609		Morgan Stanley Institutional Liquidity Funds - Government Portfolio, 0.150%***	3,413,609

		TOTAL SHORT TERM INVESTMENTS (Cost $6,829,727)	6,830,722

NUMBER OF SHARES/ PRINCIPAL AMOUNT			VALUE

INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED (3.1%)
4,308,065		State Street Navigator Securities Lending Government Money Market Portfolio† (Cost $4,308,065)	4,308,065

		TOTAL INVESTMENTS (101.1%) (Cost $139,456,878)	141,584,133

PAYABLE UPON RETURN OF SECURITIES ON LOAN (-3.1%)			(4,308,065)

OTHER ASSETS, LESS LIABILITIES (2.0%)			2,800,456

NET ASSETS (100.0%)			$140,076,524

NOTES TO SCHEDULE OF INVESTMENTS

*

Securities issued and sold pursuant to a Rule 144A transaction are excepted from the registration requirement of the Securities Act of 1933, as amended. These securities may only be sold to qualified institutional buyers (“QIBs”), such as the Fund. Any resale of these securities must generally be effected through a sale that is registered under the Act or otherwise exempted from such registration requirements.

§	Securities exchangeable or convertible into securities of one or more entities that are different than the issuer. Each entity is identified in the parenthetical.

^	Security, or portion of security, is on loan.

‡	Variable rate security. The rate shown is the rate in effect at April 30, 2020.

¤	The synthetic convertible securities strategy combines separate securities that together possess the economic characteristics similar to a convertible security.
#	Non-income producing security.

‡‡	Perpetual maturity.

¡	Bank loans generally are subject to mandatory and/or optional prepayment. As a result, the actual remaining maturity of bank loans may be substantially less than the stated maturities shown.

***	The rate disclosed is the 7 day net yield as of April 30, 2020.

†	Represents investment of cash collateral received from securities on loan as of April 30, 2020.

FOREIGN CURRENCY ABBREVIATIONS

EUR	European Monetary Unit

HKD	Hong Kong Dollar

JPY	Japanese Yen

SGD	Singapore Dollar

Note: Value for securities denominated in foreign currencies is shown in U.S. dollars. The principal amount for such securities is shown in the respective foreign currency. The date on options represents the expiration date of the option contract. The option contract may be exercised at any date on or before the date shown.

CURRENCY EXPOSURE

APRIL 30, 2020

	Value	% of Total Investments

US Dollar	$119,933,124	84.7%
European Monetary Unit	14,672,052	10.4%

Japanese Yen	5,030,126	3.6%
Singapore Dollar	1,180,653	0.8%

Hong Kong Dollar	768,178	0.5%
Total Investments	$141,584,133	100.0%

Currency exposure may vary over time.

See accompanying Notes to Financial Statements	www.calamos.com	111

Timpani Small Cap Growth Fund    Schedule of Investments April 30, 2020 (Unaudited)

NUMBER OF SHARES		VALUE

COMMON STOCKS (99.2%)
	Communication Services (3.9%)
12,003	Bandwidth, Inc. - Class A#	$978,965

15,209	Cardlytics, Inc.#	683,644

24,375	EverQuote, Inc. - Class A#	949,894

34,840	IMAX Corp.#	400,660

		3,013,163

	Consumer Discretionary (12.3%)
17,597	Chegg, Inc.#	752,272

6,296	Deckers Outdoor Corp.#	936,593

18,573	DraftKings, Inc. - Class A#	361,431

5,582	Five Below, Inc.#	503,273

7,347	LGI Homes, Inc.#	445,081

15,374	Lithia Motors, Inc. - Class A	1,699,749

67,846	Noodles & Company#	424,038

11,278	Planet Fitness, Inc. - Class A#	680,402

78,478	Rubicon Project, Inc.#	562,687

14,301	Texas Roadhouse, Inc.#	673,434

16,775	TopBuild Corp.#	1,563,262

23,761	Wendy’s Company	471,894

20,794	YETI Holdings, Inc.#	574,122

		9,648,238

	Consumer Staples (2.0%)
2,467	Boston Beer Company, Inc. - Class A#	1,150,880

12,933	Grocery Outlet Holding Corp.#	430,281

		1,581,161

	Financials (7.4%)
34,120	Assetmark Financial Holdings, Inc.#	818,539

18,811	eHealth, Inc.#	2,007,133

23,427	LPL Financial Holdings, Inc.	1,410,774

26,302	Palomar Holdings, Inc.#	1,538,667

		5,775,113

	Health Care (27.3%)
26,915	ACADIA Pharmaceuticals, Inc.#	1,300,264

5,420	Addus HomeCare Corp.#	439,128

11,957	Amedisys, Inc.#	2,202,001

12,833	Apellis Pharmaceuticals, Inc.#	439,787

21,287	Axonics Modulation Technologies, Inc.#	685,654

18,878	Castle Biosciences, Inc.#	583,896

4,128	Emergent Biosolutions, Inc.#	305,266

5,705	Ensign Group, Inc.	213,424

40,471	Exagen, Inc.#	631,348

12,049	Global Blood Therapeutics, Inc.#	921,989

27,178	Icad, Inc.#	310,373

27,072	Immunomedics, Inc.#	822,447

21,221	Inspire Medical Systems, Inc.#	1,520,697

2,354	Insulet Corp.#	470,141

NUMBER OF SHARES		VALUE
63,367	Itamar Medical, Ltd.#	$934,663

9,636	LHC Group, Inc.#	1,252,584

9,844	MyoKardia, Inc.#	618,400

3,208	Penumbra, Inc.#	568,842

14,067	Pfenex, Inc.#	80,885

33,310	Phreesia, Inc.#	845,741

4,479	Repligen Corp.#	520,236

7,654	Schrodinger, Inc.#	355,146

12,725	Simulations Plus, Inc.	484,186

17,224	Staar Surgical Company#	660,024

14,782	Tactile Systems Technology, Inc.#	763,047

10,479	Tandem Diabetes Care, Inc.#	836,015

5,672	Teladoc Health, Inc.#	933,554

18,932	Vericel Corp.#	274,514

77,854	Zynex, Inc.#	1,374,902

		21,349,154

	Industrials (15.0%)
33,091	Advanced Drainage Systems, Inc.	1,341,509

11,607	Air Transport Services Group, Inc.#	234,926

10,578	Axon Enterprise, Inc.#	769,126

19,020	Casella Waste Systems, Inc. - Class A#	882,148

15,242	Federal Signal Corp.	410,467

12,242	FTI Consulting, Inc.#	1,559,141

10,621	Generac Holdings, Inc.#	1,034,910

27,484	Knight-Swift Transportation Holdings, Inc.	1,021,855

4,960	Landstar System, Inc.	512,418

18,286	Mercury Systems, Inc.#	1,630,380

6,187	Saia, Inc.#	572,421

50,326	Spartan Motors, Inc.	709,093

10,610	Trex Company, Inc.#	1,010,284

		11,688,678

	Information Technology (30.7%)
26,422	ACM Research, Inc. - Class A#	1,055,030

19,984	Advanced Energy Industries, Inc.#	1,111,110

50,556	AudioCodes, Ltd.	1,547,519

26,586	Diodes, Inc.#	1,352,962

18,401	Dynatrace, Inc.#	549,270

10,479	Enphase Energy, Inc.#	490,732

8,169	Everbridge, Inc.#	909,863

19,611	Fastly, Inc. - Class A#	424,578

14,470	Five9, Inc.#	1,340,935

12,833	GDS Holdings, Ltd.#	735,588

4,610	Globant, SA#	533,239

7,961	Inphi Corp.#	768,555

56,041	Lattice Semiconductor Corp.#	1,261,483

214,213	Limelight Networks, Inc.#	1,086,060

83,964	Luna Innovations, Inc.#	640,645

112	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

Timpani Small Cap Growth Fund    Schedule of Investments April 30, 2020 (Unaudited)

NUMBER OF SHARES		VALUE

5,311	Nice, Ltd.#	$872,597

6,088	Nova Measuring Instruments, Ltd.#	233,231

6,958	Pegasystems, Inc.	581,828

17,816	Ping Identity Holding Corp.#	443,975

9,483	RingCentral, Inc. - Class A#	2,167,150

20,264	Sapiens International Corp., NV	501,331

31,733	ShotSpotter, Inc.#	1,090,663

16,914	Silicon Motion Technology Corp.	743,201

19,414	SiTime Corp.#	420,507

4,982	SolarEdge Technologies, Inc.#	555,941

51,169	Sprout Social, Inc. - Class A#	860,663

9,811	Varonis Systems, Inc.#	657,828

21,096	WNS Holdings, Ltd.#	1,030,540

		23,967,024

	Real Estate (0.6%)
21,352	Redfin Corp.#	451,168

	TOTAL COMMON STOCKS (Cost $61,960,972)	77,473,699

SHORT TERM INVESTMENTS (0.8%)
295,733	Fidelity Prime Money Market Fund - Institutional Class, 0.490%***	295,999

294,951	Morgan Stanley Institutional Liquidity Funds - Government Portfolio, 0.150%***	294,951

	TOTAL SHORT TERM INVESTMENTS (Cost $590,809)	590,950

TOTAL INVESTMENTS (100.0%) (Cost $62,551,781)		78,064,649

OTHER ASSETS, LESS LIABILITIES (0.0%)		26,614

NET ASSETS (100.0%)		$78,091,263

NOTES TO SCHEDULE OF INVESTMENTS

#	Non-income producing security.

***	The rate disclosed is the 7 day net yield as of April 30, 2020.

See accompanying Notes to Financial Statements	www.calamos.com	113

Timpani SMID Growth Fund    Schedule of Investments April 30, 2020 (Unaudited)

NUMBER OF SHARES		VALUE

COMMON STOCKS (99.3%)
	Communication Services (4.1%)
1,730	Bandwidth, Inc. - Class A#	$141,099

1,473	Cardlytics, Inc.#	66,211

1,804	EverQuote, Inc. - Class A#	70,302

5,436	IMAX Corp.#	62,514

699	Roku, Inc.#	84,740

564	Take-Two Interactive Software, Inc.#	68,272

		493,138

	Consumer Discretionary (12.3%)
2,295	Chegg, Inc.#	98,111

1,963	Chewy, Inc. - Class A#	84,880

822	Deckers Outdoor Corp.#	122,281

160	Domino’s Pizza, Inc.	57,909

2,638	DraftKings, Inc. - Class A#	51,336

1,135	Five Below, Inc.#	102,332

859	LGI Homes, Inc.#	52,038

2,319	Lithia Motors, Inc. - Class A	256,389

2,098	Planet Fitness, Inc. - Class A#	126,572

430	Pool Corp.	91,014

1,792	Texas Roadhouse, Inc.#	84,385

2,332	TopBuild Corp.#	217,319

4,344	Wendy’s Company	86,272

2,786	YETI Holdings, Inc.#	76,921

		1,507,759

	Consumer Staples (1.6%)
319	Boston Beer Company, Inc. - Class A#	148,817

1,463	Grocery Outlet Holding Corp.#	48,674

		197,491

	Financials (7.0%)
4,590	Assetmark Financial Holdings, Inc.#	110,114

2,718	eHealth, Inc.#	290,011

4,455	LPL Financial Holdings, Inc.	268,280

3,264	Palomar Holdings, Inc.#	190,944

		859,349

	Health Care (25.1%)
3,448	ACADIA Pharmaceuticals, Inc.#	166,573

356	Addus HomeCare Corp.#	28,843

2,025	Alnylam Pharmaceuticals, Inc.#	266,692

1,681	Amedisys, Inc.#	309,573

1,092	Apellis Pharmaceuticals, Inc.#	37,423

2,933	Axonics Modulation Technologies, Inc.#	94,472

994	DexCom, Inc.#	333,189

405	Emergent Biosolutions, Inc.#	29,950

1,338	Encompass Health Corp.	88,642

871	Ensign Group, Inc.	32,584

NUMBER OF SHARES		VALUE
1,718	Global Blood Therapeutics, Inc.#	$131,461

3,718	Icad, Inc.#	42,460

3,387	Immunomedics, Inc.#	102,897

2,663	Inspire Medical Systems, Inc.#	190,831

724	Insulet Corp.#	144,597

1,350	LHC Group, Inc.#	175,486

221	Masimo Corp.#	47,274

1,129	MyoKardia, Inc.#	70,924

761	Penumbra, Inc.#	134,941

762	Pfenex, Inc.#	4,381

4,209	Phreesia, Inc.#	106,866

552	Repligen Corp.#	64,115

957	Schrodinger, Inc.#	44,405

2,197	Staar Surgical Company#	84,189

1,595	Tactile Systems Technology, Inc.#	82,334

1,374	Tandem Diabetes Care, Inc.#	109,618

344	Teladoc Health, Inc.#	56,619

5,326	Zynex, Inc.#	94,057

		3,075,396

	Industrials (12.6%)
4,479	Advanced Drainage Systems, Inc.	181,579

1,546	Air Transport Services Group, Inc.#	31,291

1,289	Axon Enterprise, Inc.#	93,723

1,841	Casella Waste Systems, Inc. - Class A#	85,386

1,988	Federal Signal Corp.	53,537

1,927	FTI Consulting, Inc.#	245,423

1,301	Generac Holdings, Inc.#	126,769

4,320	Knight-Swift Transportation Holdings, Inc.	160,618

663	Landstar System, Inc.	68,494

2,258	Mercury Systems, Inc.#	201,323

920	Old Dominion Freight Line, Inc.	133,667

2,160	Spartan Motors, Inc.	30,434

1,387	Trex Company, Inc.#	132,070

		1,544,314

	Information Technology (36.1%)
2,908	Advanced Energy Industries, Inc.#	161,685

1,338	Akamai Technologies, Inc.#	130,736

626	Alteryx, Inc. - Class A#	70,851

5,964	AudioCodes, Ltd.	182,558

2,712	Diodes, Inc.#	138,014

5,945	Dynatrace, Inc.#	177,458

1,374	Enphase Energy, Inc.#	64,344

847	EPAM Systems, Inc.#	187,094

908	Everbridge, Inc.#	101,133

515	Fair Isaac Corp.#	181,764

2,528	Fastly, Inc. - Class A#	54,731

1,855	Five9, Inc.#	171,903

114	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

Timpani SMID Growth Fund    Schedule of Investments April 30, 2020 (Unaudited)

NUMBER OF SHARES		VALUE
2,405	GDS Holdings, Ltd.#	$137,855

2,651	Genpact, Ltd.	91,274

969	Globant, SA#	112,084

834	Inphi Corp.#	80,514

6,259	Lattice Semiconductor Corp.#	140,890

27,893	Limelight Networks, Inc.#	141,417

442	Lumentum Holdings, Inc.#	35,762

994	Monolithic Power Systems, Inc.	198,710

2,025	Nice, Ltd.#	332,707

945	Nova Measuring Instruments, Ltd.#	36,203

1,706	Pegasystems, Inc.	142,656

2,172	Ping Identity Holding Corp.#	54,126

1,988	RingCentral, Inc. - Class A#	454,318

1,951	Sapiens International Corp., NV	48,268

1,767	ShotSpotter, Inc.#	60,732

2,221	Silicon Motion Technology Corp.	97,591

1,154	SolarEdge Technologies, Inc.#	128,775

6,418	Sprout Social, Inc. - Class A#	107,951

1,264	Teradyne, Inc.	79,051

356	Trade Desk, Inc. - Class A#	104,158

1,338	Varonis Systems, Inc.#	89,713

2,626	WNS Holdings, Ltd.#	128,280

		4,425,306

	Real Estate (0.5%)
2,687	Redfin Corp.#	56,776

	TOTAL COMMON STOCKS (Cost $11,161,564)	12,159,529

SHORT TERM INVESTMENTS (1.7%)
106,436	Fidelity Prime Money Market Fund - Institutional Class, 0.490%***	106,532

106,331	Morgan Stanley Institutional Liquidity Funds - Government Portfolio, 0.150%***	106,331

	TOTAL SHORT TERM INVESTMENTS (Cost $212,851)	212,863

TOTAL INVESTMENTS (101.0%) (Cost $11,374,415)		12,372,392

LIABILITIES, LESS OTHER ASSETS (-1.0%)		(121,454)

NET ASSETS (100.0%)		$12,250,938

NOTES TO SCHEDULE OF INVESTMENTS

#	Non-income producing security.

***	The rate disclosed is the 7 day net yield as of April 30, 2020.

See accompanying Notes to Financial Statements	www.calamos.com	115

Growth Fund    Schedule of Investments April 30, 2020 (Unaudited)

NUMBER OF SHARES		VALUE

COMMON STOCKS (98.9%)
	Communication Services (12.9%)
14,800	Activision Blizzard, Inc.	$943,204

45,166	Alphabet, Inc. - Class A#~	60,825,052

7,518	Bandwidth, Inc. - Class A#	613,168

6,404	Cardlytics, Inc.#^	287,860

7,845	EverQuote, Inc. - Class A#	305,720

289,939	Facebook, Inc. - Class A#~	59,353,413

23,596	IMAX Corp.#	271,354

220,728	Live Nation Entertainment, Inc.#	9,904,065

2,250	Netflix, Inc.#	944,663

6,992	Roku, Inc.#^	847,640

2,442	Take-Two Interactive Software, Inc.#	295,604

18,750	Tencent Holdings, Ltd.	986,625

77,972	Verizon Communications, Inc.	4,479,491

218,651	Walt Disney Company	23,647,106

		163,704,965

	Consumer Discretionary (17.0%)
4,750	Alibaba Group Holding, Ltd.#	962,682

40,865	Amazon.com, Inc.#~	101,100,010

8,520	Aptiv, PLC	592,566

9,979	Chegg, Inc.#	426,602

8,539	Chewy, Inc. - Class A#^	369,226

12,180	Chipotle Mexican Grill, Inc.#	10,700,739

3,576	Deckers Outdoor Corp.#	531,966

689	Domino’s Pizza, Inc.	249,370

11,449	DraftKings, Inc. - Class A#^	222,798

4,931	Five Below, Inc.#	444,579

3,736	LGI Homes, Inc.#	226,327

10,071	Lithia Motors, Inc. - Class A	1,113,450

57,127	Lululemon Athletica, Inc.#~	12,766,742

71,445	McDonald’s Corp.~	13,400,224

1,271,412	MGM Resorts International~	21,397,864

228,160	Nike, Inc. - Class B~	19,890,989

9,126	Planet Fitness, Inc. - Class A#	550,572

1,868	Pool Corp.	395,381

320,051	Royal Caribbean Cruises, Ltd.^	14,968,785

18,108	Tesla, Inc.#	14,158,283

7,791	Texas Roadhouse, Inc.	366,878

10,140	TopBuild Corp.#	944,947

18,863	Wendy’s Company	374,619

12,114	YETI Holdings, Inc.#^	334,467

		216,490,066

	Consumer Staples (4.4%)
1,390	Boston Beer Company, Inc. - Class A#	648,449

234,541	Coca-Cola Company	10,763,086

110,929	Constellation Brands, Inc. - Class A	18,268,897

NUMBER OF SHARES		VALUE

28,244	Estee Lauder Companies, Inc. - Class A	$4,982,242

6,358	Grocery Outlet Holding Corp.#	211,531

57,838	Procter & Gamble Company	6,817,365

112,081	Walmart, Inc.	13,623,445

		55,315,015

	Energy (0.5%)
132,130	Hess Corp.	6,426,803

	Financials (4.9%)
19,959	Assetmark Financial Holdings, Inc.#	478,816

112,067	Cboe Global Markets, Inc.~	11,137,218

251,300	Charles Schwab Corp.	9,479,036

11,810	eHealth, Inc.#	1,260,127

43,787	Goldman Sachs Group, Inc.	8,031,412

124,882	JPMorgan Chase & Company	11,958,700

19,358	LPL Financial Holdings, Inc.	1,165,739

79,338	Marsh & McLennan Companies, Inc.	7,721,968

14,195	Palomar Holdings, Inc.#	830,408

1,205,973	SLM Corp.^	10,057,815

		62,121,239

	Health Care (10.3%)
14,972	ACADIA Pharmaceuticals, Inc.#^	723,297

1,548	Addus HomeCare Corp.#	125,419

8,805	Alnylam Pharmaceuticals, Inc.#^	1,159,619

7,311	Amedisys, Inc.#	1,346,394

4,750	Apellis Pharmaceuticals, Inc.#	162,783

12,754	Axonics Modulation Technologies, Inc.#^	410,806

107,204	Baxter International, Inc.	9,517,571

90,109	BioMarin Pharmaceutical, Inc.#	8,291,830

530,839	Boston Scientific Corp.#	19,895,846

146,571	Bristol-Myers Squibb Company	8,912,983

4,323	DexCom, Inc.#	1,449,070

93,059	Eli Lilly and Company	14,390,644

1,755	Emergent Biosolutions, Inc.#	129,782

5,817	Encompass Health Corp.	385,376

3,789	Ensign Group, Inc.	141,746

7,456	Global Blood Therapeutics, Inc.#^	570,533

16,163	Icad, Inc.#	184,581

14,702	Immunomedics, Inc.#	446,647

11,580	Inspire Medical Systems, Inc.#	829,823

3,149	Insulet Corp.#	628,918

990	Intuitive Surgical, Inc.#	505,771

5,870	LHC Group, Inc.#	763,041

986	Masimo Corp.#	210,915

4,910	MyoKardia, Inc.#^	308,446

3,309	Penumbra, Inc.#^	586,752

116	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

Growth Fund    Schedule of Investments April 30, 2020 (Unaudited)

NUMBER OF SHARES		VALUE

18,304	Phreesia, Inc.#	$464,739

2,409	Repligen Corp.#	279,805

4,172	Schrodinger, Inc.#	193,581

9,552	Staar Surgical Company#	366,033

6,938	Tactile Systems Technology, Inc.#^	358,140

5,977	Tandem Diabetes Care, Inc.#	476,845

7,394	Teladoc Health, Inc.#	1,216,978

56,891	UnitedHealth Group, Inc.~	16,638,911

104,651	Vertex Pharmaceuticals, Inc.#	26,288,331

98,759	Zoetis, Inc.	12,770,526

23,156	Zynex, Inc.#^	408,935

		131,541,417

	Industrials (11.5%)
19,479	Advanced Drainage Systems, Inc.	789,679

757,000	Air Lease Corp.	19,795,550

6,724	Air Transport Services Group, Inc.#	136,094

5,603	Axon Enterprise, Inc.#	407,394

175,435	Boeing Company	24,739,844

8,005	Casella Waste Systems, Inc. - Class A#	371,272

163,167	CSX Corp.	10,806,550

8,645	Federal Signal Corp.	232,810

8,370	FTI Consulting, Inc.#	1,066,003

5,657	Generac Holdings, Inc.#	551,218

18,785	Knight-Swift Transportation Holdings, Inc.	698,426

140,386	L3Harris Technologies, Inc.	27,192,768

2,882	Landstar System, Inc.	297,739

666,584	Lyft, Inc. - Class A#^	21,883,953

452,880	Masco Corp.	18,586,195

9,819	Mercury Systems, Inc.#	875,462

16,020	Northrop Grumman Corp.	5,297,333

3,988	Old Dominion Freight Line, Inc.	579,417

9,392	Spartan Motors, Inc.	132,333

6,030	Trex Company, Inc.#	574,177

18,300	Uber Technologies, Inc.#	553,941

102,085	Waste Management, Inc.	10,210,542

		145,778,700

	Information Technology (34.7%)
12,620	Advanced Energy Industries, Inc.#	701,672

17,400	Advanced Micro Devices, Inc.#	911,586

5,817	Akamai Technologies, Inc.#	568,379

2,722	Alteryx, Inc. - Class A#^	308,076

56,623	Apple, Inc.	16,635,837

234,000	Applied Materials, Inc.	11,625,120

3,440	ASML Holding, NV	992,199

25,905	AudioCodes, Ltd.^	792,952

NUMBER OF SHARES		VALUE

47,000	Broadcom, Inc.	$12,766,140

4,800	CDW Corp.	531,840

52,499	Coupa Software, Inc.#	9,244,549

11,794	Diodes, Inc.#	600,197

25,834	Dynatrace, Inc.#	771,145

5,977	Enphase Energy, Inc.#	279,903

3,653	EPAM Systems, Inc.#	806,911

3,949	Everbridge, Inc.#^	439,840

2,225	Fair Isaac Corp.#	785,292

10,993	Fastly, Inc. - Class A#	237,998

181,143	Fidelity National Information Services, Inc.	23,890,950

8,060	Five9, Inc.#^	746,920

10,460	GDS Holdings, Ltd.#	599,567

11,527	Genpact, Ltd.	396,875

99,289	Global Payments, Inc.	16,483,960

4,216	Globant, SA#^	487,665

3,629	Inphi Corp.#	350,344

27,196	Lattice Semiconductor Corp.#	612,182

121,301	Limelight Networks, Inc.#	614,996

1,921	Lumentum Holdings, Inc.#	155,428

507,500	Marvell Technology Group, Ltd.	13,570,550

286,414	Micron Technology, Inc.#	13,716,366

649,095	Microsoft Corp.~	116,324,315

3,200	MongoDB, Inc.#^	518,816

4,323	Monolithic Power Systems, Inc.	864,211

8,805	Nice, Ltd.#^	1,446,662

4,109	Nova Measuring Instruments, Ltd.#	157,416

125,714	NVIDIA Corp.	36,743,688

2,260	Paycom Software, Inc.#	589,905

111,000	PayPal Holdings, Inc.#	13,653,000

7,409	Pegasystems, Inc.	619,541

9,446	Ping Identity Holding Corp.#^	235,394

10,745	RingCentral, Inc. - Class A#	2,455,555

194,942	Salesforce.com, Inc.#~	31,570,857

8,473	Sapiens International Corp., NV	209,622

3,370	ServiceNow, Inc.#	1,184,690

7,692	ShotSpotter, Inc.#^	264,374

9,625	Silicon Motion Technology Corp.	422,923

166,921	Slack Technologies, Inc. - Class A#^	4,455,121

5,016	SolarEdge Technologies, Inc.#	559,735

3,740	Splunk, Inc.#	524,946

27,887	Sprout Social, Inc. - Class A#^	469,059

8,550	Square, Inc. - Class A#	556,947

5,497	Teradyne, Inc.	343,782

3,748	Trade Desk, Inc. - Class A#^	1,096,590

281,538	Twilio, Inc. - Class A#^	31,616,717

5,817	Varonis Systems, Inc.#	390,030

See accompanying Notes to Schedule of Investments	www.calamos.com	117

Growth Fund    Schedule of Investments April 30, 2020 (Unaudited)

NUMBER OF SHARES		VALUE

210,537	Visa, Inc. - Class A~	$37,627,173

11,400	WNS Holdings, Ltd.#	556,890

79,500	Workday, Inc. - Class A#	12,235,050

165,489	Zendesk, Inc.#	12,722,794

6,900	Zscaler, Inc.#^	462,852

		441,504,094

	Materials (1.5%)
101,619	Linde, PLC	18,696,880

	Real Estate (1.2%)
47,181	Crown Castle International Corp.	7,522,067

11,326	Equinix, Inc.	7,647,315

11,700	Redfin Corp.#^	247,221

		15,416,603

	TOTAL COMMON STOCKS (Cost $1,052,991,335)	1,256,995,782

INVESTMENT IN AFFILIATED FUND (0.4%)
	Other (0.4%)
555,115	Calamos Short-Term Bond Fund - Class I (Cost $5,540,119)	5,573,357

SHORT TERM INVESTMENTS (1.4%)
9,027,895	Fidelity Prime Money Market Fund - Institutional Class, 0.490%***	9,036,020

9,029,034	Morgan Stanley Institutional Liquidity Funds - Government Portfolio, 0.150%***	9,029,034

	TOTAL SHORT TERM INVESTMENTS (Cost $18,063,433)	18,065,054

NUMBER OF SHARES/ PRINCIPAL AMOUNT		VALUE

INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED (1.6%)
3,636,257	Fidelity Prime Money Market Fund - Institutional Class, 0.490%***†	3,636,257
16,080,085	State Street Navigator Securities Lending Government Money Market Portfolio†	16,080,085

	TOTAL INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED (Cost $19,716,342)	19,716,342

TOTAL INVESTMENTS (102.3%) (Cost $1,096,311,229)		1,300,350,535

PAYABLE UPON RETURN OF SECURITIES ON LOAN (-1.6%)		(19,716,342)

LIABILITIES, LESS OTHER ASSETS (-0.7%)		(9,436,757)

NET ASSETS (100.0%)		$1,271,197,436

NUMBER OF CONTRACTS/ NOTIONAL AMOUNT		VALUE

WRITTEN OPTION (-0.6%) #
	Industrials (-0.6%)
3,740 9,690,340	Delta Air Lines, Inc. Put, 06/19/20, Strike $45.00 (Premium $220,510)	$(7,208,850)

NOTES TO SCHEDULE OF INVESTMENTS

#	Non-income producing security.

~	Security, or portion of security, is segregated as collateral (or potential collateral for future transactions) for written options. The aggregate value of such securities is $126,434,079.

^	Security, or portion of security, is on loan.

***	The rate disclosed is the 7 day net yield as of April 30, 2020.

†	Represents investment of cash collateral received from securities on loan as of April 30, 2020.

Note: The date on options represents the expiration date of the option contract. The option contract may be exercised at any date on or before the date shown.

118	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT	See accompanying Notes to Financial Statements

Growth and Income Fund    Schedule of Investments April 30, 2020 (Unaudited)

PRINCIPAL AMOUNT		VALUE

CORPORATE BONDS (0.9%)
	Consumer Discretionary (0.7%)
5,153,000	Dana, Inc. 5.500%, 12/15/24	$4,869,378

6,716,000	L Brands, Inc. 5.625%, 02/15/22	5,920,624

2,429,000	Lowe’s Companies, Inc.^ 3.875%, 09/15/23	2,610,969

		13,400,971

	Health Care (0.2%)
3,000,000	Universal Health Services, Inc.* 4.750%, 08/01/22	3,015,165

	TOTAL CORPORATE BONDS (Cost $17,443,349)	16,416,136

CONVERTIBLE BONDS (15.9%)
	Communication Services (3.4%)
6,600,000	GCI Liberty, Inc.* 1.750%, 09/30/46	9,130,506

3,000,000	IAC FinanceCo 2, Inc.^* 0.875%, 06/15/26	3,052,680

2,500,000	IAC FinanceCo 3, Inc.* 2.000%, 01/15/30	2,612,900

	Liberty Media Corp.
9,685,000	2.250%, 09/30/46	4,705,603
6,963,000	1.375%, 10/15/23	7,265,194
4,530,000	2.750%, 12/01/49*	4,230,386

5,125,000	Liberty Media Corp. (Sirius XM Holdings, Inc.)*§ 2.125%, 03/31/48	4,975,452

8,050,000	Liberty Media Corp. / Liberty Formula One 1.000%, 01/30/23	8,483,774

2,090,000	Live Nation Entertainment, Inc. 2.500%, 03/15/23	2,006,693

4,060,000	Sea, Ltd.* 1.000%, 12/01/24	5,225,667

3,937,000	Snap, Inc.* 0.750%, 08/01/26	4,080,267

1,870,000	Twitter, Inc.^ 0.250%, 06/15/24	1,762,587

5,000,000	Zynga, Inc.* 0.250%, 06/01/24	5,568,350

		63,100,059

	Consumer Discretionary (2.7%)
13,861,000	Booking Holdings, Inc.^* 0.750%, 05/01/25	15,675,959

7,115,000	Burlington Stores, Inc.* 2.250%, 04/15/25	7,592,381

818,000	Callaway Golf Company* 2.750%, 05/01/26	850,270

PRINCIPAL AMOUNT		VALUE

5,050,000	Carnival Corp.* 5.750%, 04/01/23	$8,553,538

1,856,000	Chegg, Inc. 0.125%, 03/15/25	1,960,521

3,605,000	Dick’s Sporting Goods, Inc.* 3.250%, 04/15/25	3,849,473

2,150,000	DISH Network Corp. 3.375%, 08/15/26	1,764,430

5,815,000	Etsy, Inc.* 0.125%, 10/01/26	5,904,260

1,143,000	Guess, Inc.* 2.000%, 04/15/24	715,901

4,010,000	Winnebago Industries, Inc.* 1.500%, 04/01/25	3,854,713

		50,721,446

	Financials (1.6%)
3,950,000	Ares Capital Corp. 4.625%, 03/01/24	3,800,058

	JPMorgan Chase Bank, N.A.
10,300,000	0.000%, 12/30/20	10,812,991
5,230,000	0.125%, 01/01/23^*	5,595,525

9,720,000	JPMorgan Chase Financial Company, LLC (Voya Financial, Inc.)*§ 0.250%, 05/01/23	9,414,306

		29,622,880

	Health Care (1.6%)
1,750,000	BioMarin Pharmaceutical, Inc. 1.500%, 10/15/20	1,901,620

2,325,000	CONMED Corp.^ 2.625%, 02/01/24	2,496,573

4,750,000	Exact Sciences Corp.^ 0.375%, 03/15/27	4,642,650

4,920,000	Insulet Corp.* 0.375%, 09/01/26	5,523,586

2,856,000	NanoString Technologies, Inc.* 2.625%, 03/01/25	2,774,818

2,130,000	Natera, Inc.^* 2.250%, 05/01/27	2,516,851

1,600,000	Neurocrine Biosciences, Inc. 2.250%, 05/15/24	2,251,984

1,480,000	Nevro Corp. 2.750%, 04/01/25	1,992,236

1,940,000	NuVasive, Inc.* 0.375%, 03/15/25	1,794,335

2,699,000	Repligen Corp. 0.375%, 07/15/24	3,199,988

		29,094,641

	Industrials (1.7%)
3,950,000	Air Transport Services Group, Inc. 1.125%, 10/15/24	3,541,432

2,600,000	Chart Industries, Inc.^* 1.000%, 11/15/24	2,357,199

See accompanying Notes to Schedule of Investments	www.calamos.com	119

Growth and Income Fund    Schedule of Investments April 30, 2020 (Unaudited)

PRINCIPAL AMOUNT		VALUE

23,010,000	Southwest Airlines Company 1.250%, 05/01/25	$25,299,495

		31,198,126

	Information Technology (4.1%)
4,605,000	Akamai Technologies, Inc.* 0.375%, 09/01/27	4,840,523

3,120,000	Alteryx, Inc.* 1.000%, 08/01/26	2,971,270

5,950,000	Coupa Software, Inc.* 0.125%, 06/15/25	7,600,530

2,340,000	DocuSign, Inc.^ 0.500%, 09/15/23	3,663,609

1,760,000	II-VI, Inc. 0.250%, 09/01/22	1,738,554

3,535,000	Inphi Corp.* 0.750%, 04/15/25	3,739,606

4,085,000	Lumentum Holdings, Inc.* 0.500%, 12/15/26	4,341,783

6,200,000	Microchip Technology, Inc. 1.625%, 02/15/27	7,816,247

3,875,000	MongoDB, Inc.^* 0.250%, 01/15/26	4,057,280

4,920,000	Okta, Inc.^* 0.125%, 09/01/25	5,207,549

2,480,000	ON Semiconductor Corp. 1.000%, 12/01/20	2,597,453

1,990,000	Proofpoint, Inc.* 0.250%, 08/15/24	2,085,032

1,935,000	Q2 Holdings, Inc.^* 0.750%, 06/01/26	2,074,765

2,995,000	RingCentral, Inc.* 0.000%, 03/01/25	2,892,885

4,375,000	Silicon Laboratories, Inc.^ 1.375%, 03/01/22	5,269,447

3,395,000	Slack Technologies, Inc.* 0.500%, 04/15/25	3,770,368

2,655,000	Splunk, Inc.^ 0.500%, 09/15/23	3,044,077

1,710,000	Wix.com, Ltd.^ 0.000%, 07/01/23	1,967,663

3,470,000	Workday, Inc.^ 0.250%, 10/01/22	4,237,252

2,335,000	Zendesk, Inc. 0.250%, 03/15/23	3,174,281

		77,090,174

	Real Estate (0.3%)
5,340,000	IH Merger Sub, LLC 3.500%, 01/15/22	6,182,973

	Utilities (0.5%)
9,205,000	NRG Energy, Inc.^ 2.750%, 06/01/48	9,319,418

	TOTAL CONVERTIBLE BONDS (Cost $279,954,175)	296,329,717

PRINCIPAL AMOUNT		VALUE

CONVERTIBLE PREFERRED STOCKS (8.2%)
	Consumer Staples (0.1%)
31,130	Energizer Holdings, Inc.^ 7.500%, 01/15/22	$2,653,833

	Financials (0.4%)
80,250	AMG Capital Trust II^ 5.150%, 10/15/37	3,262,965

46,665	Assurant, Inc. 6.500%, 03/15/21	4,997,821

		8,260,786

	Health Care (1.0%)
104,250	Becton Dickinson and Company 6.125%, 05/01/20	6,175,770

9,890	Danaher Corp. 4.750%, 04/15/22	11,760,397

		17,936,167

	Industrials (1.4%)
12,770	Fortive Corp. 5.000%, 07/01/21	10,596,291

	Stanley Black & Decker, Inc.
96,816	5.250%, 11/15/22	7,697,840
85,560	5.375%, 05/15/20^	6,849,078

		25,143,209

	Information Technology (0.7%)
12,805	Broadcom, Inc.^ 8.000%, 09/30/22	13,028,319

	Real Estate (1.1%)
14,350	Crown Castle International Corp. 6.875%, 08/01/20	19,989,550

	Utilities (3.5%)
302,205	American Electric Power Company, Inc. 6.125%, 03/15/22	15,352,014

80,675	CenterPoint Energy, Inc. (Warner Media, LLC, Charter Communications Time, Inc.)§** 4.566%, 09/15/29	4,320,187

139,385	Dominion Energy, Inc. 7.250%, 06/01/22	13,691,789

157,250	DTE Energy Company 6.250%, 11/01/22	6,573,050

33,665	Essential Utilities, Inc. 6.000%, 04/30/22	1,922,271

326,000	NextEra Energy, Inc. 4.872%, 09/01/22	15,628,440

	Sempra Energy
41,640	6.750%, 07/15/21	4,218,548
30,200	6.000%, 01/15/21	3,089,762

		64,796,061

	TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $154,246,089)	151,807,925

120	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

Growth and Income Fund    Schedule of Investments April 30, 2020 (Unaudited)

PRINCIPAL AMOUNT		VALUE

COMMON STOCKS (73.3%)
	Communication Services (8.0%)

40,455	Alphabet, Inc. - Class A#~	$54,480,748

271,175	AT&T, Inc.	8,262,702

321,635	Comcast Corp. - Class A	12,103,125

170,250	Facebook, Inc. - Class A#	34,851,878

27,710	Netflix, Inc.#	11,634,044

269,540	Verizon Communications, Inc.	15,485,073

108,500	Walt Disney Company	11,734,275

		148,551,845

	Consumer Discretionary (9.0%)
19,120	Alibaba Group Holding, Ltd.#	3,875,050

32,625	Amazon.com, Inc.#	80,714,250

54,435	Aptiv, PLC	3,785,954

47,325	Dollar Tree, Inc.#	3,770,383

110,420	General Motors Company	2,461,262

102,610	Home Depot, Inc.	22,556,756

91,730	Lowe’s Companies, Inc.	9,608,718

47,685	McDonald’s Corp.	8,943,799

100,640	Nike, Inc. - Class B	8,773,795

38,060	Royal Caribbean Cruises, Ltd.	1,780,066

66,830	Starbucks Corp.	5,127,866

105,330	Target Corp.	11,558,914

100,120	TJX Companies, Inc.	4,910,886

		167,867,699

	Consumer Staples (5.5%)
347,765	Coca-Cola Company	15,958,936

35,575	Costco Wholesale Corp.	10,779,225

215,050	Mondelez International, Inc. - Class A	11,062,172

125,755	PepsiCo, Inc.	16,636,129

159,000	Philip Morris International, Inc.	11,861,400

192,475	Procter & Gamble Company	22,687,028

117,332	Walmart, Inc.	14,261,705

		103,246,595

	Energy (2.4%)
216,685	Chevron Corp.	19,935,020

114,035	ConocoPhillips	4,800,874

141,960	Hess Corp.	6,904,934

195,995	Kinder Morgan, Inc.	2,985,004

111,565	Marathon Petroleum Corp.	3,579,005

61,540	Pioneer Natural Resources Company	5,496,137

		43,700,974

	Financials (7.8%)
299,650	American International Group, Inc.	7,620,100

727,315	Bank of America Corp.~	17,491,926

81,815	Bank of New York Mellon Corp.	3,071,335

PRINCIPAL AMOUNT		VALUE

44,530	Berkshire Hathaway, Inc. - Class B#	$8,343,141

101,675	Capital One Financial Corp.	6,584,473

42,480	Cboe Global Markets, Inc.	4,221,662

148,010	Charles Schwab Corp.	5,582,937

39,835	Chubb, Ltd.	4,302,578

214,655	Citigroup, Inc.	10,423,647

44,000	Discover Financial Services	1,890,680

43,170	Goldman Sachs Group, Inc.	7,918,241

111,325	Intercontinental Exchange, Inc.	9,958,021

232,540	JPMorgan Chase & Company~	22,268,031

299,725	KeyCorp	3,491,796

122,180	Marsh & McLennan Companies, Inc.	11,891,779

157,145	Morgan Stanley	6,196,227

37,360	Northern Trust Corp.	2,957,418

183,130	Starwood Property Trust, Inc.	2,369,702

127,650	US Bancorp	4,659,225

119,275	Zions Bancorporation, N.A.	3,770,283

		145,013,202

	Health Care (11.2%)
26,795	Abbott Laboratories	2,467,552

119,860	Agilent Technologies, Inc.	9,188,468

38,070	Amgen, Inc.	9,107,105

15,820	Anthem, Inc.	4,441,149

181,725	Baxter International, Inc.	16,133,546

128,820	Bristol-Myers Squibb Company	7,833,544

24,100	Edwards Lifesciences Corp.#	5,241,750

56,825	Gilead Sciences, Inc.	4,773,300

26,750	Humana, Inc.	10,213,685

10,955	Intuitive Surgical, Inc.#	5,596,690

129,370	Johnson & Johnson~	19,410,675

61,020	Laboratory Corp. of America Holdings#	10,034,739

156,780	Medtronic, PLC	15,306,431

222,685	Merck & Company, Inc.	17,667,828

366,640	Pfizer, Inc.	14,064,310

17,665	Stryker Corp.	3,293,286

7,500	Teleflex, Inc.	2,515,500

36,935	Thermo Fisher Scientific, Inc.	12,361,406

111,850	UnitedHealth Group, Inc.	32,712,769

22,415	Vertex Pharmaceuticals, Inc.#	5,630,648

		207,994,381

	Industrials (7.1%)
61,740	Boeing Company	8,706,575

299,015	CSX Corp.	19,803,764

472,245	General Electric Company	3,211,266

120,840	Honeywell International, Inc.	17,147,196

60,105	Lockheed Martin Corp.	23,384,451

See accompanying Notes to Schedule of Investments	www.calamos.com	121

Growth and Income Fund    Schedule of Investments April 30, 2020 (Unaudited)

PRINCIPAL AMOUNT		VALUE

453,435	Masco Corp.	$18,608,972

58,345	Northrop Grumman Corp.	19,292,941

124,561	Raytheon Technologies Corp.	8,072,798

92,435	Union Pacific Corp.	14,770,189

		132,998,152

	Information Technology (20.3%)
67,175	Accenture, PLC - Class A	12,440,138

26,280	Adobe, Inc.#	9,293,659

295,345	Apple, Inc.~	86,772,361

10,020	Broadcom, Inc.	2,721,632

266,660	Cisco Systems, Inc.	11,301,051

100,905	Fidelity National Information Services, Inc.	13,308,360

37,285	Global Payments, Inc.	6,190,056

143,100	Intel Corp.	8,583,138

47,891	Lam Research Corp.	12,225,615

100,500	Marvell Technology Group, Ltd.	2,687,370

77,215	MasterCard, Inc. - Class A	21,231,809

133,330	Micron Technology, Inc.#	6,385,174

573,465	Microsoft Corp.~	102,770,663

45,985	NVIDIA Corp.	13,440,496

113,400	Oracle Corp.	6,006,798

57,205	QUALCOMM, Inc.	4,500,317

72,820	Salesforce.com, Inc.#	11,793,199

18,370	ServiceNow, Inc.#	6,457,790

37,550	Skyworks Solutions, Inc.	3,900,694

73,010	Taiwan Semiconductor Manufacturing Company, Ltd.	3,879,021

179,460	Visa, Inc. - Class A	32,073,091

		377,962,432

	Materials (1.0%)
67,185	Corteva, Inc.#	1,759,575

72,650	Linde, PLC	13,366,874

34,135	PPG Industries, Inc.	3,100,482

		18,226,931

	Real Estate (1.0%)
69,530	American Tower Corp.	16,548,140

49,000	Welltower, Inc.	2,510,270

		19,058,410

	TOTAL COMMON STOCKS (Cost $915,938,087)	1,364,620,621

EXCHANGE-TRADED FUND (0.5%)
	Other (0.5%)

162,640	iShares MSCI EAFE ETF (Cost $11,098,065)	9,200,545

NUMBER OF CONTRACTS/ NOTIONAL AMOUNT		VALUE

PURCHASED OPTIONS (0.7%)#
	Consumer Discretionary (0.0%)
46 11,380,400	Amazon.com, Inc. Put, 05/08/20, Strike $2,390.00	$265,880

	Financials (0.0%)
1,320 4,955,280	Bank of New York Mellon Corp. Call, 06/19/20, Strike $50.00	1,980

	Information Technology (0.0%)
650 11,648,650	Microsoft Corp. Put, 05/08/20, Strike $170.00	55,250

	Other (0.7%)
2,125 46,518,375	Invesco QQQ Trust Series Put, 05/08/20, Strike $217.00	787,312

11,900 45,922,100	iShares China Large-Cap ETF Call, 09/18/20, Strike $43.00	755,650
	iShares MSCI EAFE ETF
15,000 84,855,000	Call, 06/19/20, Strike $60.00	870,000
9,700 54,872,900	Call, 06/30/20, Strike $57.00	1,847,850

1,170 4,286,880	iShares MSCI Emerging Markets Call, 05/15/20, Strike $46.00	4,680

2,600 33,880,600	iShares Russell 2000 ETF Call, 07/17/20, Strike $142.00	894,400

1,550 8,041,400	Materials Select Sector SPDR Fund Call, 05/15/20, Strike $55.00	54,250
	S&P 500 Index
155 45,142,665	Put, 05/08/20, Strike $2,980.00	1,428,325
149 43,395,207	Put, 05/29/20, Strike $3,310.00	6,126,135

		12,768,602

	TOTAL PURCHASED OPTIONS (Cost $11,469,874)	13,091,712

NUMBER OF SHARES		VALUE

SHORT TERM INVESTMENTS (1.3%)
12,316,439	Fidelity Prime Money Market Fund - Institutional Class, 0.490%***	12,327,524

12,309,081	Morgan Stanley Institutional Liquidity Funds - Government Portfolio, 0.150%***	12,309,081

	TOTAL SHORT TERM INVESTMENTS (Cost $24,634,300)	24,636,605

122	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

Growth and Income Fund    Schedule of Investments April 30, 2020 (Unaudited)

NUMBER OF SHARES/ PRINCIPAL AMOUNT		VALUE

INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED (1.5%)
17,481,005	Fidelity Prime Money Market Fund - Institutional Class, 0.490%***†	$17,481,005

10,893,788	State Street Navigator Securities Lending Government Money Market Portfolio†	10,893,788

	TOTAL INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED (Cost $28,374,793)	28,374,793

TOTAL INVESTMENTS (102.3%) (Cost $1,443,158,732)		1,904,478,054

PAYABLE UPON RETURN OF SECURITIES ON LOAN (-1.5%)		(28,374,793)

LIABILITIES, LESS OTHER ASSETS (-0.8%)		(14,474,472)

NET ASSETS (100.0%)		$1,861,628,789

NUMBER OF CONTRACTS/ NOTIONAL AMOUNT		VALUE

WRITTEN OPTIONS (-0.1%)#
	Consumer Discretionary (0.0%)
	Amazon.com, Inc.
46 11,380,400	Call, 05/08/20, Strike $2,620.00	(178,135)
46 11,380,400	Put, 05/08/20, Strike $2,275.00	(99,590)

		(277,725)

	Other (-0.1%)
9,700 54,872,900	iShares MSCI EAFE ETF Call, 06/30/20, Strike $59.00	(1,008,800)

	TOTAL WRITTEN OPTIONS (Premium $1,186,996)	$(1,286,525)

FORWARD FOREIGN CURRENCY CONTRACTS

COUNTERPARTY	SHORT CONTRACTS	SETTLEMENT DATE	LOCAL CURRENCY	CURRENT VALUE	UNREALIZED GAIN/LOSS

State Street Bank and Trust	New Taiwanese Dollar	07/29/20	7,900,000	$266,272	$3,444

State Street Bank and Trust	Hong Kong Dollar	07/29/20	3,702,000	477,033	18

State Street Bank and Trust	Hong Kong Dollar	07/29/20	5,134,000	661,557	94

State Street Bank and Trust	Hong Kong Dollar	07/29/20	25,343,000	3,265,650	527

State Street Bank and Trust	New Taiwanese Dollar	07/29/20	105,061,000	3,541,119	4,262

					$8,345

Note: The date on options represents the expiration date of the option contract. The option contract may be exercised at any date on or before the date shown.

NOTES TO SCHEDULE OF INVESTMENTS

^	Security, or portion of security, is on loan.

*

Securities issued and sold pursuant to a Rule 144A transaction are excepted from the registration requirement of the Securities Act of 1933, as amended. These securities may only be sold to qualified institutional buyers (“QIBs”), such as the Fund. Any resale of these securities must generally be effected through a sale that is registered under the Act or otherwise exempted from such registration requirements.

§	Securities exchangeable or convertible into securities of one or more entities that are different than the issuer. Each entity is identified in the parenthetical.

#	Non-income producing security.

**	Step coupon security. Coupon changes periodically based upon a predetermined schedule. The rate shown is the rate in effect at April 30, 2020.

~	Security, or portion of security, is segregated as collateral (or collateral for potential future transactions) for written options. The aggregate value of such securities is $2,461,660.

***	The rate disclosed is the 7 day net yield as of April 30, 2020.

†	Represents investment of cash collateral received from securities on loan as of April 30, 2020.

See accompanying Notes to Financial Statements	www.calamos.com	123

Dividend Growth Fund    Schedule of Investments April 30, 2020 (Unaudited)

NUMBER OF SHARES		VALUE

COMMON STOCKS (98.2%)
	Communication Services (11.2%)
335	Alphabet, Inc. - Class C#	$451,801

4,476	AT&T, Inc.	136,384

100	Charter Communications, Inc. - Class A#	49,523

3,410	Comcast Corp. - Class A	128,318

190	Electronic Arts, Inc.#	21,709

1,350	Facebook, Inc. - Class A#	276,358

235	Netflix, Inc.#	98,665

1,435	Verizon Communications, Inc.	82,441

1,485	Walt Disney Company	160,603

		1,405,802

	Consumer Discretionary (11.6%)
260	Amazon.com, Inc.#	643,240

485	Aptiv, PLC	33,732

25	Booking Holdings, Inc.#	37,014

235	Dollar Tree, Inc.#	18,722

1,160	General Motors Company	25,856

765	Home Depot, Inc.	168,170

865	Lowe’s Companies, Inc.	90,609

430	McDonald’s Corp.	80,651

1,360	Nike, Inc. - Class B	118,565

595	Royal Caribbean Cruises, Ltd.^	27,828

680	Starbucks Corp.	52,176

855	Target Corp.	93,828

1,235	TJX Companies, Inc.	60,577

		1,450,968

	Consumer Staples (6.2%)
2,355	Coca-Cola Company	108,071

245	Costco Wholesale Corp.	74,235

1,455	Mondelez International, Inc. - Class A	74,845

985	PepsiCo, Inc.	130,306

1,105	Philip Morris International, Inc.	82,433

1,345	Procter & Gamble Company	158,535

1,160	Walmart, Inc.	140,998

		769,423

	Energy (3.0%)
1,625	Chevron Corp.	149,500

1,485	ConocoPhillips	62,518

900	Hess Corp.	43,776

1,785	Kinder Morgan, Inc.	27,186

1,125	Marathon Petroleum Corp.	36,090

390	Pioneer Natural Resources Company	34,831

885	Schlumberger, Ltd.	14,886

		368,787

NUMBER OF SHARES		VALUE

	Financials (10.5%)
299	American Express Company	$27,284

1,830	American International Group, Inc.	46,537

350	Assurant, Inc.	37,184

6,185	Bank of America Corp.	148,749

755	Bank of New York Mellon Corp.	28,343

265	Berkshire Hathaway, Inc. - Class B#	49,650

755	Capital One Financial Corp.	48,894

355	Cboe Global Markets, Inc.	35,280

1,665	Charles Schwab Corp.	62,804

290	Chubb, Ltd.	31,323

2,065	Citigroup, Inc.	100,276

550	Discover Financial Services	23,634

475	Goldman Sachs Group, Inc.	87,124

780	Intercontinental Exchange, Inc.	69,771

1,900	JPMorgan Chase & Company	181,944

3,145	KeyCorp	36,639

820	Marsh & McLennan Companies, Inc.	79,811

2,195	Morgan Stanley	86,549

400	Northern Trust Corp.	31,664

1,885	US Bancorp	68,802

985	Zions Bancorporation, N.A.	31,136

		1,313,398

	Health Care (14.6%)
810	Abbott Laboratories	74,593

865	Agilent Technologies, Inc.	66,311

315	Amgen, Inc.	75,354

110	Anthem, Inc.	30,880

1,110	Baxter International, Inc.	98,546

1,610	Bristol-Myers Squibb Company	97,904

305	Danaher Corp.	49,855

185	Edwards Lifesciences Corp.#	40,237

280	Eli Lilly and Company	43,299

590	Gilead Sciences, Inc.	49,560

158	Humana, Inc.	60,328

75	Illumina, Inc.#	23,927

95	Intuitive Surgical, Inc.#	48,534

1,120	Johnson & Johnson	168,045

475	Laboratory Corp. of America Holdings#	78,114

1,340	Medtronic, PLC	130,824

1,940	Merck & Company, Inc.	153,920

3,045	Pfizer, Inc.	116,806

225	Stryker Corp.	41,947

70	Teleflex, Inc.	23,478

270	Thermo Fisher Scientific, Inc.	90,364

790	UnitedHealth Group, Inc.	231,051

155	Vertex Pharmaceuticals, Inc.#	38,936

		1,832,813

124	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

Dividend Growth Fund    Schedule of Investments April 30, 2020 (Unaudited)

NUMBER OF SHARES		VALUE

	Industrials (8.6%)
470	Boeing Company	$66,279

1,950	CSX Corp.	129,148

1,155	Fortive Corp.	73,920

3,115	General Electric Company	21,182

905	Honeywell International, Inc.	128,419

325	Lockheed Martin Corp.	126,445

2,995	Masco Corp.	122,915

290	Northrop Grumman Corp.	95,894

837	Raytheon Technologies Corp.	54,246

3,330	Southwest Airlines Company#	104,063

520	Stanley Black & Decker, Inc.	57,304

625	Union Pacific Corp.	99,869

		1,079,684

	Information Technology (26.4%)
545	Accenture, PLC - Class A	100,928

265	Adobe, Inc.#	93,715

2,430	Apple, Inc.	713,934

715	Applied Materials, Inc.	35,521

350	Broadcom, Inc.	95,067

2,110	Cisco Systems, Inc.	89,422

765	Fidelity National Information Services, Inc.	100,896

485	Global Payments, Inc.	80,520

1,825	Intel Corp.	109,463

295	International Business Machines Corp.	37,040

260	Intuit, Inc.	70,151

255	Lam Research Corp.	65,096

870	Marvell Technology Group, Ltd.	23,264

540	MasterCard, Inc. - Class A	148,484

510	Microchip Technology, Inc.	44,742

930	Micron Technology, Inc.#	44,538

4,070	Microsoft Corp.	729,385

425	NVIDIA Corp.	124,219

1,075	Oracle Corp.	56,943

465	QUALCOMM, Inc.	36,581

800	Salesforce.com, Inc.#	129,560

135	ServiceNow, Inc.#	47,458

280	Skyworks Solutions, Inc.	29,086

500	Texas Instruments, Inc.	58,035

1,380	Visa, Inc. - Class A	246,634

		3,310,682

	Materials (1.6%)
750	Corteva, Inc.#	19,643

530	Linde, PLC	97,515

410	LyondellBasell Industries, NV - Class A	23,759

245	PPG Industries, Inc.	22,253

70	Sherwin-Williams Company	37,546

		200,716

NUMBER OF SHARES		VALUE

	Real Estate (1.8%)
435	American Tower Corp.	$103,530

620	Crown Castle International Corp.	98,847

440	Welltower, Inc.	22,541

		224,918

	Utilities (2.7%)
785	American Electric Power Company, Inc.	65,241

865	Dominion Energy, Inc.	66,717

365	DTE Energy Company	37,865

610	NextEra Energy, Inc.	140,983

190	Sempra Energy	23,532

		334,338

	TOTAL COMMON STOCKS (Cost $9,127,906)	12,291,529

EXCHANGE-TRADED FUND (0.5%)
	Other (0.5%)
490	iShares NASDAQ Biotechnology ETF^ (Cost $54,500)	60,760

SHORT TERM INVESTMENTS (2.1%)
134,429	Fidelity Prime Money Market Fund - Institutional Class, 0.490%***	134,550

134,530	Morgan Stanley Institutional Liquidity Funds - Government Portfolio, 0.150%***	134,530

	TOTAL SHORT TERM INVESTMENTS (Cost $269,070)	269,080

NUMBER OF SHARES/ PRINCIPAL AMOUNT		VALUE

INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED (0.7%)
92,269	State Street Navigator Securities Lending Government Money Market Portfolio† (Cost $92,269)	92,269

TOTAL INVESTMENTS (101.5%) (Cost $9,543,745)		12,713,638

PAYABLE UPON RETURN OF SECURITIES ON LOAN (-0.7%)		(92,269)

LIABILITIES, LESS OTHER ASSETS (-0.8%)		(100,655)

NET ASSETS (100.0%)		$12,520,714

NOTES TO SCHEDULE OF INVESTMENTS

#	Non-income producing security.

^	Security, or portion of security, is on loan.

***	The rate disclosed is the 7 day net yield as of April 30, 2020.

†	Represents investment of cash collateral received from securities on loan as of April 30, 2020.

See accompanying Notes to Financial Statements	www.calamos.com	125

Select Fund    Schedule of Investments April 30, 2020 (Unaudited)

NUMBER OF SHARES		VALUE

COMMON STOCKS (97.1%)
	Communication Services (9.8%)
1,290	Alphabet, Inc. - Class A#	$1,737,243

7,245	Facebook, Inc. - Class A#	1,483,124

10,710	Verizon Communications, Inc.	615,290

6,350	Walt Disney Company	686,752

		4,522,409

	Consumer Discretionary (11.4%)
980	Amazon.com, Inc.#	2,424,520

3,385	Lululemon Athletica, Inc.#	756,480

4,615	McDonald’s Corp.	865,589

8,035	Nike, Inc. - Class B	700,491

4,405	Target Corp.	483,405

		5,230,485

	Consumer Staples (5.9%)
27,490	Coca-Cola Company	1,261,516

2,710	Constellation Brands, Inc. - Class A	446,310

8,315	Walmart, Inc.	1,010,688

		2,718,514

	Energy (1.4%)
6,890	Chevron Corp.	633,880

	Financials (9.8%)
7,355	American Express Company	671,144

16,045	American International Group, Inc.	408,024

30,870	Bank of America Corp.	742,423

9,065	Cboe Global Markets, Inc.	900,880

2,800	Goldman Sachs Group, Inc.	513,576

9,690	JPMorgan Chase & Company	927,914

26,925	Starwood Property Trust, Inc.	348,410

		4,512,371

	Health Care (16.4%)
11,995	Baxter International, Inc.	1,064,916

16,530	Boston Scientific Corp.#	619,544

7,590	Bristol-Myers Squibb Company	461,548

2,045	Edwards Lifesciences Corp.#	444,788

5,255	Laboratory Corp. of America Holdings#	864,185

4,405	Medtronic, PLC	430,060

5,380	Merck & Company, Inc.	426,849

1,955	Thermo Fisher Scientific, Inc.	654,299

4,110	UnitedHealth Group, Inc.	1,202,052

2,570	Vertex Pharmaceuticals, Inc.#	645,584

5,425	Zoetis, Inc.	701,507

		7,515,332

	Industrials (9.4%)
10,980	CSX Corp.	727,206

4,360	Honeywell International, Inc.	618,684

16,170	Lyft, Inc. - Class A#	530,861

14,660	Masco Corp.	601,646

2,090	Northrop Grumman Corp.	691,100

NUMBER OF SHARES		VALUE

2,840	Union Pacific Corp.	$453,804

6,890	Waste Management, Inc.	689,138

		4,312,439

	Information Technology (25.6%)
7,770	Apple, Inc.	2,282,826

11,600	Applied Materials, Inc.	576,288

12,220	Cisco Systems, Inc.	517,884

6,045	Fidelity National Information Services, Inc.	797,275

2,000	MasterCard, Inc. - Class A	549,940

8,840	Micron Technology, Inc.#	423,348

15,070	Microsoft Corp.	2,700,695

5,200	NVIDIA Corp.	1,519,856

3,420	Salesforce.com, Inc.#	553,869

5,425	Twilio, Inc. - Class A#^	609,227

4,750	Visa, Inc. - Class A	848,920

5,105	Zendesk, Inc.#	392,472

		11,772,600

	Materials (2.8%)
2,050	Air Products & Chemicals, Inc.	462,439

4,400	Linde, PLC	809,556

		1,271,995

	Real Estate (1.5%)
1,020	Equinix, Inc.	688,704

	Utilities (3.1%)
9,430	Dominion Energy, Inc.	727,336

3,105	NextEra Energy, Inc.	717,628

		1,444,964

	TOTAL COMMON STOCKS (Cost $44,535,115)	44,623,693

SHORT TERM INVESTMENTS (2.7%)
614,120	Fidelity Prime Money Market Fund - Institutional Class, 0.490%***	614,672

613,954	Morgan Stanley Institutional Liquidity Funds - Government Portfolio, 0.150%***	613,954

	TOTAL SHORT TERM INVESTMENTS (Cost $1,228,516)	1,228,626

TOTAL INVESTMENTS (99.8%) (Cost $45,763,631)		45,852,319

OTHER ASSETS, LESS LIABILITIES (0.2%)		70,372

NET ASSETS (100.0%)		$45,922,691

NOTES TO SCHEDULE OF INVESTMENTS

#	Non-income producing security.

^	Security, or portion of security, is on loan.

***	The rate disclosed is the 7 day net yield as of April 30, 2020.

126	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT	See accompanying Notes to Financial Statements

International Growth Fund    Schedule of Investments April 30, 2020 (Unaudited)

NUMBER OF SHARES			VALUE

COMMON STOCKS (98.0%)
		Communication Services (6.7%)
50,700		Sea, Ltd.#	$2,817,906

167,500	HKD	Tencent Holdings, Ltd.	8,805,380

25,500		Yandex, NV - Class A#	963,390

			12,586,676

		Consumer Discretionary (16.1%)
36,362		Alibaba Group Holding, Ltd.#~	7,369,487

36,700		Aptiv, PLC	2,552,485

16,000	EUR	Delivery Hero, SE#*	1,357,042

44,500	SEK	Evolution Gaming Group, AB#*	2,037,947

21,000		JD.com, Inc.#	905,100

25,140		Lululemon Athletica, Inc.#	5,618,287

8,900	EUR	LVMH Moet Hennessy Louis Vuitton, SE	3,440,674

59,000		Melco Resorts & Entertainment, Ltd.	933,380

3,965		MercadoLibre, Inc.#	2,313,617

10,300	JPY	Oriental Land Company, Ltd.	1,302,385

15,000		Royal Caribbean Cruises, Ltd.	701,550

21,900		Sony Corp.	1,407,075

			29,939,029

		Consumer Staples (4.4%)
50,000	SEK	Essity, AB - Class B#	1,619,668

16,100	EUR	Kerry Group, PLC - Class A	1,843,703

32,550		Nestlé, SA~	3,421,005

18,000	JPY	Welcia Holdings Company, Ltd.	1,306,770

			8,191,146

		Energy (3.1%)
58,500		BP, PLC^	1,392,300

56,000	EUR	Neste Oyj	1,977,669

125,000	INR	Reliance Industries, Ltd.	2,427,061

			5,797,030

		Financials (11.3%)
21,800	EUR	Amundi, SA#*	1,446,955

113,900	BRL	B3, SA - Brasil Bolsa Balcao	804,729

711,000	IDR	Bank Central Asia, Tbk PT	1,231,587

15,850	EUR	Deutsche Böerse, AG	2,457,359

361,100	INR	HDFC Bank, Ltd.	4,733,351

54,400	HKD	Hong Kong Exchanges & Clearing, Ltd.	1,744,180

21,200	EUR	KBC Group, NV	1,149,908

2,828,000	GBP	Lloyds Banking Group, PLC	1,144,231

30,000	GBP	London Stock Exchange Group, PLC	2,807,904

250,000	HKD	Ping An Insurance Group Company of China, Ltd. - Class H	2,544,065

86,000		UBS Group, AG#	925,360

			20,989,629

		Health Care (15.5%)
104,600		Alcon, Inc.#^	5,523,926

NUMBER OF SHARES			VALUE

30,700	AUD	CSL, Ltd.	$6,119,347

4,400	EUR	Galapagos, NV#	971,580

19,300	JPY	Hoya Corp.	1,760,031

5,400	JPY	JCR Pharmaceuticals Company, Ltd.	517,237

9,000	CHF	Lonza Group, AG	3,929,990

3,700	EUR	MorphoSys, AG#	388,173

83,100		Novo Nordisk, A/S	5,262,723

175,700	HKD	Ping An Healthcare and Technology Company, Ltd.#*	2,420,441

12,400	KRW	Seegene, Inc.	933,941

60,000	SEK	Vitrolife, AB	1,088,733

			28,916,122

		Industrials (14.9%)
27,100	EUR	Airbus, SE#	1,715,931

54,000	TWD	Airtac International Group	1,034,816

58,700	EUR	Alstom, SA	2,407,814

67,000	SEK	Atlas Copco, AB - Class A	2,309,119

9,200	CAD	Canadian Pacific Railway, Ltd.	2,090,960

47,000	CNY	Contemporary Amperex Technology Company, Ltd. - Class A	932,776

10,300		Copa Holdings, SA - Class A	455,363

21,400	DKK	DSV, A/S	2,223,464

60,000	GBP	Experian, PLC	1,801,822

45,800	JPY	Harmonic Drive Systems, Inc.^	2,115,909

23,800	EUR	Kingspan Group, PLC	1,212,777

25,000	JPY	Nidec Corp.	1,455,351

44,500	JPY	Recruit Holdings Company, Ltd.	1,298,118

122,700	SEK	Sandvik, AB#	1,887,545

957,914	CNY	Sany Heavy Industry Company, Ltd. - Class A	2,629,838

23,800	EUR	Schneider Electric, SE	2,199,413

			27,771,016

		Information Technology (19.7%)
10,500		Accenture, PLC - Class A	1,944,495

2,625	EUR	Adyen, NV#*	2,592,397

10,000	EUR	Amadeus IT Group, SA	477,325

18,450	EUR	ASML Holding, NV	5,388,973

9,200		Atlassian Corp., PLC - Class A#	1,430,508

11,800	EUR	Dassault Systèmes SE	1,728,349

10,300	JPY	Keyence Corp.	3,677,224

910,000	HKD	Kingdee International Software Group Company, Ltd.#	1,301,459

11,000	TWD	Largan Precision Company, Ltd.	1,499,449

20,600	JPY	Lasertec Corp.	1,384,019

41,000	KRW	Samsung Electronics Company, Ltd.	1,685,819

22,400	EUR	SAP, SE	2,668,000

3,800		Shopify, Inc., Class A#	2,402,702

27,700	KRW	SK Hynix, Inc.	1,906,246

See accompanying Notes to Schedule of Investments	www.calamos.com	127

International Growth Fund    Schedule of Investments April 30, 2020 (Unaudited)

NUMBER OF SHARES			VALUE

473,000	TWD	Taiwan Semiconductor Manufacturing Company, Ltd.	$4,771,527

34,550		Taiwan Semiconductor Manufacturing Company, Ltd.	1,835,641

			36,694,133

		Materials (5.6%)
115,500	HKD	Anhui Conch Cement Company, Ltd. - Class H	910,761

267,000	CAD	First Quantum Minerals, Ltd.	1,630,447

147,950	AUD	James Hardie Industries, PLC	2,123,910

7,300		Linde, PLC	1,343,127

3,000	KRW	POSCO	453,316

12,400	CHF	Sika, AG	2,051,074

421,000	CAD	Yamana Gold, Inc.	1,984,094

			10,496,729

		Utilities (0.7%)
82,500	GBP	SSE, PLC	1,294,043

		TOTAL COMMON STOCKS (Cost $154,488,831)	182,675,553

NUMBER OF CONTRACTS/ NOTIONAL AMOUNT			VALUE

PURCHASED OPTIONS (0.0%)#
		Consumer Discretionary (0.0%)
1,445 773,075		Grupo Televisa, SAB Call, 07/17/20, Strike $12.00	14,450

		Financials (0.0%)
2,185 6,021,860	EUR	Estx Banks Call, 06/19/20, Strike 100.00	2,993

		TOTAL PURCHASED OPTIONS (Cost $397,390)	17,443

NUMBER OF SHARES			VALUE

SHORT TERM INVESTMENTS (0.3%)

243,281		Fidelity Prime Money Market Fund - Institutional Class, 0.490%***	243,500

242,646		Morgan Stanley Institutional Liquidity Funds - Government Portfolio, 0.150%***	242,646

		TOTAL SHORT TERM INVESTMENTS (Cost $486,074)	486,146

NUMBER OF SHARES/ PRINCIPAL AMOUNT		VALUE

INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED (2.1%)
3,872,960	State Street Navigator Securities Lending Government Money Market Portfolio† (Cost $3,872,960)	$3,872,960

TOTAL INVESTMENTS (100.4%) (Cost $159,245,255)		187,052,102

PAYABLE UPON RETURN OF SECURITIES ON LOAN (-2.1%)		(3,872,960)

OTHER ASSETS, LESS LIABILITIES (1.7%)		3,165,462

NET ASSETS (100.0%)		$186,344,604

NOTES TO SCHEDULE OF INVESTMENTS

#	Non-income producing security.

~	Security, or portion of security, is segregated as collateral (or collateral for potential future transactions) for written options. The aggregate value of such securities is $74,880.

*

Securities issued and sold pursuant to a Rule 144A transaction are excepted from the registration requirement of the Securities Act of 1933, as amended. These securities may only be sold to qualified institutional buyers (“QIBs”), such as the Fund. Any resale of these securities must generally be effected through a sale that is registered under the Act or otherwise exempted from such registration requirements.

^	Security, or portion of security, is on loan.

***	The rate disclosed is the 7 day net yield as of April 30, 2020.

†	Represents investment of cash collateral received from securities on loan as of April 30, 2020.

FORWARD FOREIGN CURRENCY CONTRACTS

COUNTERPARTY	LONG CONTRACTS	SETTLEMENT DATE	LOCAL CURRENCY	CURRENT VALUE	UNREALIZED GAIN/LOSS

State Street Bank and Trust	British Pound Sterling	06/30/20	4,697,000	$5,917,300	$343,125

Goldman Sachs & Co.	European Monetary Unit	06/30/20	2,959,000	3,246,308	33,994

					$377,119

128	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT	See accompanying Notes to Financial Statements

International Growth Fund    Schedule of Investments April 30, 2020 (Unaudited)

FOREIGN CURRENCY ABBREVIATIONS

AUD	Australian Dollar

BRL	Brazilian Real

CAD	Canadian Dollar

CHF	Swiss Franc

CNY	Chinese Yuan Renminbi

DKK	Danish Krone

EUR	European Monetary Unit

GBP	British Pound Sterling

HKD	Hong Kong Dollar

IDR	Indonesian Rupiah

INR	Indian Rupee

JPY	Japanese Yen

KRW	South Korean Won

SEK	Swedish Krona

TWD	New Taiwan Dollar

Note: Value for securities denominated in foreign currencies is shown in U.S. dollars. The date on options represents the expiration date of the option contract. The option contract may be exercised at any date on or before the date shown.

CURRENCY EXPOSURE

APRIL 30, 2020

	Value	% of Total Investments

US Dollar	$55,892,983	29.9%
European Monetary Unit	35,427,035	18.9%

Hong Kong Dollar	17,726,286	9.5%
Japanese Yen	14,817,044	7.9%

Swedish Krona	8,943,012	4.8%
Australian Dollar	8,243,257	4.4%

New Taiwan Dollar	7,305,792	3.9%
Indian Rupee	7,160,412	3.8%

British Pound Sterling	7,048,000	3.8%
Swiss Franc	5,981,064	3.2%

Canadian Dollar	5,705,501	3.0%
South Korean Won	4,979,322	2.7%

Chinese Yuan Renminbi	3,562,614	1.9%
Danish Krone	2,223,464	1.2%

Indonesian Rupiah	1,231,587	0.7%
Brazilian Real	804,729	0.4%

Total Investments	$187,052,102	100.0%

Currency exposure may vary over time.

See accompanying Notes to Financial Statements	www.calamos.com	129

Evolving World Growth Fund    Schedule of Investments April 30, 2020 (Unaudited)

PRINCIPAL AMOUNT			VALUE

CONVERTIBLE BONDS (12.9%)
		Communication Services (5.2%)
4,756,000		Sea, Ltd.* 1.000%, 12/01/24	$6,121,495

1,200,000		Yandex, NV 0.750%, 03/03/25	1,146,810

			7,268,305

		Consumer Discretionary (3.0%)
19,000,000	HKD	China Conch Venture Holdings International, Ltd. 0.000%, 09/05/23	2,760,864

9,000,000	HKD	Zhongsheng Group Holdings, Ltd. 0.000%, 05/23/23	1,346,639

			4,107,503

		Industrials (1.0%)
1,355,000		Copa Holdings, SA* 4.500%, 04/15/25	1,381,368

		Information Technology (1.4%)
1,250,000		Semiconductor Manufacturing International Corp. 0.000%, 07/07/22	2,011,031

		Materials (2.3%)
1,200,000	CHF	Sika, AG 3.750%, 01/30/22	1,508,010

1,300,000		Taiwan Cement Corp. 0.000%, 12/10/23	1,633,333

			3,141,343

		TOTAL CONVERTIBLE BONDS (Cost $15,604,708)	17,909,550

NUMBER OF SHARES			VALUE

COMMON STOCKS (83.6%)
		Communication Services (10.1%)
10,500	KRW	Kakao Corp.	1,586,747

8,500	KRW	NAVER Corp.	1,378,110

189,600	HKD	Tencent Holdings, Ltd.	9,967,164

30,300		Yandex, NV - Class A#	1,144,734

			14,076,755

		Consumer Discretionary (18.0%)

49,415		Alibaba Group Holding, Ltd.#	10,014,938

18,600		Aptiv, PLC	1,293,630

14,100		Arco Platform, Ltd. - Class A#^	708,102

266,063	CNY	Hangzhou Robam Appliances Company, Ltd. - Class A	1,187,082

16,900		JD.com, Inc.#	728,390

388,600	HKD	Li Ning Company, Ltd.	1,226,994

73,580	BRL	Lojas Renner, SA	519,454

4,250	EUR	LVMH Moet Hennessy Louis Vuitton, SE	1,643,018

86,400	BRL	Magazine Luiza, SA	789,658

NUMBER OF SHARES			VALUE

79,600	HKD	Meituan Dianping - Class B#	$1,065,771

66,500		Melco Resorts & Entertainment, Ltd.	1,052,030

6,280.		MercadoLibre, Inc.#	3,664,443

146,200	CNY	Midea Group Company, Ltd. - Class A	1,095,538

			24,989,048

		Consumer Staples (3.3%)
377,000	HKD	China Feihe, Ltd.*#	784,626

26,500	PLN	Dino Polska, SA*#	1,120,679

9,719	CNY	Kweichow Moutai Company, Ltd. - Class A	1,731,380

421,600	MXN	Wal-Mart de Mexico, SAB de CV	1,017,571

			4,654,256

		Energy (3.7%)
17,050		Chevron Corp.	1,568,600

6,350		CNOOC, Ltd.	713,549

151,560	INR	Reliance Industries, Ltd.	2,942,763

			5,224,912

		Financials (13.6%)
239,700	BRL	B3, SA - Brasil Bolsa Balcao	1,693,535

1,026,400	IDR	Bank Central Asia, Tbk PT	1,777,920

437,200	INR	HDFC Bank, Ltd.	5,730,880

61,200	HKD	Hong Kong Exchanges & Clearing, Ltd.	1,962,203

59,100	INR	Housing Development Finance Corp., Ltd.	1,495,039

193,000	INR	ICICI Bank, Ltd.	962,009

151,500		Itau Unibanco Holding, SA	637,815

312,500	HKD	Ping An Insurance Group Company of China, Ltd. - Class H	3,180,081

55,327		Shinhan Financial Group Company, Ltd.^	1,411,945

			18,851,427

		Health Care (6.3%)
167,108	CNY	Aier Eye Hospital Group Company, Ltd. - Class A	1,035,770

25,287		Alcon, Inc.#^	1,335,406

91,811	CNY	Hangzhou Tigermed Consulting Company, Ltd. - Class A	984,158

189,000	HKD	Ping An Healthcare and Technology Company, Ltd.*#	2,603,662

14,000	KRW	Seegene, Inc.	1,054,449

110,500	HKD	Wuxi Biologics Cayman, Inc.*#	1,720,089

			8,733,534

		Industrials (4.5%)
86,961	TWD	Airtac International Group	1,666,456

3,830		Boeing Company	540,107

57,300	CNY	Contemporary Amperex Technology Company, Ltd. - Class A	1,137,193

726,924	CNY	Sany Heavy Industry Company, Ltd. - Class A	1,995,682

130,100	BRL	WEG, SA	955,552

			6,294,990

130	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

Evolving World Growth Fund    Schedule of Investments April 30, 2020 (Unaudited)

NUMBER OF SHARES			VALUE

		Information Technology (19.0%)
19,400		ACM Research, Inc. - Class A#^	$774,642

15,800		Advanced Micro Devices, Inc.#	827,762

5,670	EUR	ASML Holding, NV	1,656,124

50,900	CNY	Glodon Company, Ltd. - Class A	373,866

687,000	HKD	Kingdee International Software Group Company, Ltd.#	982,530

10,000	TWD	Largan Precision Company, Ltd.	1,363,135

108,000	TWD	MediaTek, Inc.	1,491,310

108,900	KRW	Samsung Electronics Company, Ltd.	4,477,699

14,000	CNY	Sangfor Technologies, Inc. - Class A	377,519

29,600	CNY	Shanghai Weaver Network Company, Ltd. - Class A	339,352

39,800	KRW	SK Hynix, Inc.	2,738,938

66,800	HKD	Sunny Optical Technology Group Company, Ltd.	930,224

811,649	TWD	Taiwan Semiconductor Manufacturing Company, Ltd.	8,187,749

36,200		Taiwan Semiconductor Manufacturing Company, Ltd.	1,923,306

			26,444,156

		Materials (3.7%)
175,000	HKD	Anhui Conch Cement Company, Ltd. - Class H	1,379,941

200,700	CAD	First Quantum Minerals, Ltd.	1,225,583

6,700	KRW	POSCO	1,012,406

316,400	CAD	Yamana Gold, Inc.	1,491,134

			5,109,064

		Real Estate (1.4%)
191,100	HKD	China Evergrande Group	339,725

394,000	HKD	China Overseas Land & Investment, Ltd.	1,455,415

25,000	HKD	Longfor Group Holdings, Ltd.*	127,101

			1,922,241

		TOTAL COMMON STOCKS (Cost $91,209,312)	116,300,383

NUMBER OF CONTRACTS/ NOTIONAL AMOUNT			VALUE

PURCHASED OPTIONS (1.8%)#
		Communication Services (0.1%)
563 2,127,014		Yandex, NV Call, 01/15/21, Strike $47.00	123,860

		Consumer Discretionary (0.0%)
1,079 577,265		Grupo Televisa, SAB Call, 07/17/20, Strike $12.00	10,790

		Energy (0.2%)
2,635 1,820,785		Petroleo Brasileiro, SA Call, 10/16/20, Strike $7.00	310,930

NUMBER OF CONTRACTS/ NOTIONAL AMOUNT		VALUE

	Financials (0.1%)
2,250 2,259,000	Sberbank of Russia, PJSC Call, 03/19/21, Strike $12.00	$110,250

	Information Technology (0.2%)
1,310 6,960,030	Taiwan Semiconductor Manufacturing Company, Ltd. Put, 07/17/20, Strike $50.00	275,100

	Other (1.2%)
5,497 20,141,008	iShares MSCI Emerging Markets Put, 05/15/20, Strike $35.00	258,359

1,200 3,512,400	iShares MSCI Mexico Capped ETF Call, 09/18/20, Strike $30.00	274,800

1,350 4,229,550	iShares MSCI South Africa ETF Call, 10/16/20, Strike $34.00	357,750

1,900 3,602,400	VanEck Vectors Russia ETF Call, 11/20/20, Strike $18.00	494,000

205 2,741,465	VanEck Vectors Semiconductor ETF Put, 08/21/20, Strike $120.00	143,500

1,200 3,230,400	Xtrackers Harvest CSI 300 China A ETF Call, 01/15/21, Strike $29.71	112,200

		1,640,609

	TOTAL PURCHASED OPTIONS (Cost $3,439,597)	2,471,539

NUMBER OF SHARES		VALUE

SHORT TERM INVESTMENTS (0.4%)
261,786	Fidelity Prime Money Market Fund - Institutional Class, 0.490%***	262,021

261,326	Morgan Stanley Institutional Liquidity Funds - Government Portfolio, 0.150%***	261,326

	TOTAL SHORT TERM INVESTMENTS (Cost $523,347)	523,347

NUMBER OF SHARES/ PRINCIPAL AMOUNT		VALUE

INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED (1.6%)
2,235,691	State Street Navigator Securities Lending Government Money Market Portfolio† (Cost $2,235,691)	2,235,691

TOTAL INVESTMENTS (100.3%) (Cost $113,012,655)		139,440,510

PAYABLE UPON RETURN OF SECURITIES ON LOAN (-1.6%)		(2,235,691)

OTHER ASSETS, LESS LIABILITIES (1.3%)		1,829,078

NET ASSETS (100.0%)		$139,033,897

See accompanying Notes to Schedule of Investments	www.calamos.com	131

Evolving World Growth Fund    Schedule of Investments April 30, 2020 (Unaudited)

NUMBER OF CONTRACTS/ NOTIONAL AMOUNT		VALUE

WRITTEN OPTIONS (-0.2%)#
	Information Technology (-0.1%)

1,310 6,960,030	Taiwan Semiconductor Manufacturing Company, Ltd. Put, 07/17/20, Strike $45.00	$(117,900)

	Other (-0.1%)

5,497 20,141,008	iShares MSCI Emerging Markets Put, 05/15/20, Strike $32.00	(82,455)

205 2,741,465	VanEck Vectors Semiconductor ETF Put, 08/21/20, Strike $105.00	(71,750)

		(154,205)

	TOTAL WRITTEN OPTIONS (Premium $681,635)	$(272,105)

NOTES TO SCHEDULE OF INVESTMENTS

*

Securities issued and sold pursuant to a Rule 144A transaction are excepted from the registration requirement of the Securities Act of 1933, as amended. These securities may only be sold to qualified institutional buyers (“QIBs”), such as the Fund. Any resale of these securities must generally be effected through a sale that is registered under the Act or otherwise exempted from such registration requirements.

#	Non-income producing security.

^	Security, or portion of security, is on loan.

§	Securities exchangeable or convertible into securities of one or more entities that are different than the issuer. Each entity is identified in the parenthetical.

***	The rate disclosed is the 7 day net yield as of April 30, 2020.

†	Represents investment of cash collateral received from securities on loan as of April 30, 2020.

FOREIGN CURRENCY ABBREVIATIONS

BRL	Brazilian Real

CAD	Canadian Dollar

CHF	Swiss Franc

CNY	Chinese Yuan Renminbi

EUR	European Monetary Unit

HKD	Hong Kong Dollar

IDR	Indonesian Rupiah

INR	Indian Rupee

KRW	South Korean Won

MXN	Mexican Peso

PLN	Polish Zloty

TWD	New Taiwan Dollar

Note: Value for securities denominated in foreign currencies is shown in U.S. dollars. The principal amount for such securities is shown in the respective foreign currency. The date on options represents the expiration date of the option contract. The option contract may be exercised at any date on or before the date shown.

CURRENCY EXPOSURE

APRIL 30, 2020

	Value	% of Total Investments

US Dollar	$45,591,908	32.8%
Hong Kong Dollar	31,833,029	22.9%

New Taiwan Dollar	12,708,650	9.1%
South Korean Won	12,248,349	8.8%

Indian Rupee	11,130,691	8.0%
Chinese Yuan Renminbi	10,257,540	7.4%

Brazilian Real	3,958,199	2.8%
European Monetary Unit	3,299,142	2.4%

Canadian Dollar	2,716,717	1.9%
Indonesian Rupiah	1,777,920	1.3%

Swiss Franc	1,508,010	1.1%
Polish Zloty	1,120,679	0.8%

Mexican Peso	1,017,571	0.7%
Total Investments Net of Written Options	$139,168,405	100.0%

Currency exposure may vary over time.

132	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT	See accompanying Notes to Financial Statements

Global Equity Fund    Schedule of Investments April 30, 2020 (Unaudited)

NUMBER OF SHARES			VALUE

COMMON STOCKS (99.4%)
		Communication Services (13.7%)
5,500		Activision Blizzard, Inc.	$350,515

1,720		Alphabet, Inc. - Class A#	2,316,324

4,085		Facebook, Inc. - Class A#	836,240

20,675		Sea, Ltd.#	1,149,116

55,000	HKD	Tencent Holdings, Ltd.	2,891,319

24,179		Walt Disney Company~	2,614,959

			10,158,473

		Consumer Discretionary (16.9%)
11,285		Alibaba Group Holding, Ltd.#	2,287,131

1,800		Amazon.com, Inc.#~	4,453,200

15,455		Aptiv, PLC	1,074,895

8,500		Lowe’s Companies, Inc.	890,375

10,450		Lululemon Athletica, Inc.#~	2,335,366

1,230		MercadoLibre, Inc.#	717,718

9,100		Royal Caribbean Cruises, Ltd.	425,607

3,700		Tractor Supply Company	375,291

			12,559,583

		Consumer Staples (1.8%)
3,000		Estee Lauder Companies, Inc. - Class A	529,200

6,750	EUR	Kerry Group, PLC - Class A	772,981

			1,302,181

		Energy (2.1%)
22,600	EUR	Neste Oyj	798,131

40,400	INR	Reliance Industries, Ltd.	784,426

			1,582,557

		Financials (7.8%)
38,825		Bank of America Corp.	933,741

97,690	INR	HDFC Bank, Ltd.	1,280,535

8,000		JPMorgan Chase & Company	766,080

726,100	GBP	Lloyds Banking Group, PLC	293,786

10,500	GBP	London Stock Exchange Group, PLC	982,766

96,500	HKD	Ping An Insurance Group Company of China, Ltd. - Class H	982,009

19,300		Wells Fargo & Company	560,665

.			5,799,582

		Health Care (13.9%)
5,800		Abbott Laboratories	534,122

41,175		Alcon, Inc.#^	2,174,452

10,525	AUD	CSL, Ltd.	2,097,919

900	EUR	Galapagos, NV#	198,732

7,700	JPY	Hoya Corp.	702,189

5,600		Inspire Medical Systems, Inc.#	401,296

1,735		Intuitive Surgical, Inc.#	886,377

1,600	JPY	JCR Pharmaceuticals Company, Ltd.	153,256

NUMBER OF SHARES			VALUE

2,860	CHF	Lonza Group, AG	$1,248,863

1,500	EUR	MorphoSys, AG#	157,367

17,600		Novo Nordisk, A/S	1,114,608

48,200	HKD	Ping An Healthcare and Technology Company, Ltd.#*	664,003

			10,333,184

		Industrials (10.1%)
12,400	EUR	Alstom, SA	508,635

15,700	SEK	Atlas Copco, AB - Class A	541,092

3,950		Boeing Company	557,029

9,390		CSX Corp.	621,900

18,500	GBP	Experian, PLC	555,562

18,500	JPY	Harmonic Drive Systems, Inc.^	854,680

3,900		L3Harris Technologies, Inc.	755,430

10,800	JPY	Nidec Corp.	628,712

35,500	SEK	Sandvik, AB#	546,111

293,758	CNY	Sany Heavy Industry Company, Ltd. - Class A#	806,477

7,550	EUR	Schneider Electric, SE	697,713

13,000		Southwest Airlines Company#	406,250

			7,479,591

		Information Technology (29.3%)
5,320		Accenture, PLC - Class A	985,211

2,140		Adobe, Inc.#	756,790

13,400		Advanced Micro Devices, Inc.#	702,026

1,075	EUR	Adyen, NV#*	1,061,648

3,900		Apple, Inc.	1,145,820

5,480	EUR	ASML Holding, NV	1,600,627

4,300		Atlassian Corp., PLC - Class A#	668,607

6,625		Coupa Software, Inc.#	1,166,596

4,100	JPY	Keyence Corp.	1,463,749

246,000	HKD	Kingdee International Software Group Company, Ltd.#	351,823

1,550		Lam Research Corp.	395,684

6,195		MasterCard, Inc. - Class A	1,703,439

8,300		Micron Technology, Inc.#	397,487

13,350		Microsoft Corp.	2,392,454

2,760		NVIDIA Corp.	806,693

8,850		PayPal Holdings, Inc.#	1,088,550

3,700		Salesforce.com, Inc.#	599,215

8,350	KRW	Samsung Electronics Company, Ltd.	343,331

2,500		ServiceNow, Inc.#	878,850

1,570		Shopify, Inc., Class A#	992,695

95,000	TWD	Taiwan Semiconductor Manufacturing Company, Ltd.	958,341

24,700		Taiwan Semiconductor Manufacturing Company, Ltd. (ADR)	1,312,311

			21,771,947

See accompanying Notes to Schedule of Investments	www.calamos.com	133

Global Equity Fund    Schedule of Investments April 30, 2020 (Unaudited)

NUMBER OF SHARES			VALUE

		Materials (3.8%)
44,700	AUD	James Hardie Industries, PLC	$641,695

3,100		Linde, PLC	570,369

5,000	CHF	Sika, AG	827,046

172,900	CAD	Yamana Gold, Inc.	814,845

			2,853,955

		TOTAL COMMON STOCKS (Cost $58,357,003)	73,841,053

SHORT TERM INVESTMENTS (1.2%)

421,233		Fidelity Prime Money Market Fund - Institutional Class, 0.490%***	421,612

421,031		Morgan Stanley Institutional Liquidity Funds - Government Portfolio, 0.150%***	421,031

		TOTAL SHORT TERM INVESTMENTS (Cost $842,610)	842,643

NUMBER OF SHARES/ PRINCIPAL AMOUNT			VALUE

INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED (0.8%)
616,410		State Street Navigator Securities Lending Government Money Market Portfolio† (Cost $616,410)	616,410

		TOTAL INVESTMENTS (101.4%) (Cost $59,816,023)	75,300,106

PAYABLE UPON RETURN OF SECURITIES ON LOAN (-0.8%)			(616,410)

LIABILITIES, LESS OTHER ASSETS (-0.6%)			(396,407)

NET ASSETS (100.0%)			$74,287,289

NOTES TO SCHEDULE OF INVESTMENTS

#	Non-income producing security.

~	Security, or portion of security, is segregated as collateral (or collateral for potential future transactions) for written options. The aggregate value of such securities is $46,435.

^	Security, or portion of security, is on loan.

*

Securities issued and sold pursuant to a Rule 144A transaction are excepted from the registration requirement of the Securities Act of 1933, as amended. These securities may only be sold to qualified institutional buyers (“QIBs”), such as the Fund. Any resale of these securities must generally be effected through a sale that is registered under the Act or otherwise exempted from such registration requirements.

***	The rate disclosed is the 7 day net yield as of April 30, 2020.

†	Represents investment of cash collateral received from securities on loan as of April 30, 2020.

FOREIGN CURRENCY ABBREVIATIONS

AUD	Australian Dollar

CAD	Canadian Dollar

CHF	Swiss Franc

CNY	Chinese Yuan Renminbi

EUR	European Monetary Unit

GBP	British Pound Sterling

HKD	Hong Kong Dollar

INR	Indian Rupee

JPY	Japanese Yen

KRW	South Korean Won

SEK	Swedish Krona

TWD	New Taiwan Dollar

Note: Value for securities denominated in foreign currencies is shown in U.S. dollars.

CURRENCY EXPOSURE

APRIL 30, 2020

	Value	% of Total Investments

US Dollar	$48,089,737	63.9%
European Monetary Unit	5,795,834	7.7%

Hong Kong Dollar	4,889,154	6.5%
Japanese Yen	3,802,586	5.0%

Australian Dollar	2,739,614	3.6%
Swiss Franc	2,075,909	2.8%

Indian Rupee	2,064,961	2.7%
British Pound Sterling	1,832,114	2.4%

Swedish Krona	1,087,203	1.4%
New Taiwan Dollar	958,341	1.3%

Canadian Dollar	814,845	1.1%
Chinese Yuan Renminbi	806,477	1.1%

South Korean Won	343,331	0.5%
Total Investments	$75,300,106	100.0%

Currency exposure may vary over time.

134	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT	See accompanying Notes to Financial Statements

Global Growth and Income Fund    Schedule of Investments April 30, 2020 (Unaudited)

PRINCIPAL AMOUNT			VALUE

CONVERTIBLE BONDS (19.3%)
		Communication Services (3.3%)
463,000		GCI Liberty, Inc.* 1.750%, 09/30/46	$640,519

642,000		Liberty Media Corp. / Liberty Formula One 1.000%, 01/30/23	676,594

635,000		Live Nation Entertainment, Inc. 2.500%, 03/15/23	609,689

1,672,000		Sea, Ltd.* 1.000%, 12/01/24	2,152,048

			4,078,850

		Consumer Discretionary (5.6%)
970,000		Booking Holdings, Inc.* 0.750%, 05/01/25	1,097,012

1,163,000		Burlington Stores, Inc.* 2.250%, 04/15/25	1,241,032

206,000		Callaway Golf Company* 2.750%, 05/01/26	214,127

464,000		Carnival Corp.* 5.750%, 04/01/23	785,909

4,000,000	HKD	China Conch Venture Holdings International, Ltd.	581,234

615,000		Dick’s Sporting Goods, Inc.* 3.250%, 04/15/25	656,706

615,000		Farfetch, Ltd.* 3.750%, 05/01/27	653,604

463,000		Tesla, Inc. 2.375%, 03/15/22	1,155,923

689,000		Winnebago Industries, Inc.* 1.500%, 04/01/25	662,318

			7,047,865

		Consumer Staples (0.9%)
		Premium Brands Holdings Corp.
732,000	CAD	4.650%, 04/30/21	554,226
780,000	CAD	4.600%, 12/31/23	552,027

			1,106,253

		Energy (0.2%)
315,000		Scorpio Tankers, Inc. 3.000%, 05/15/22	300,967

		Health Care (2.1%)
779,000		Insulet Corp.* 0.375%, 09/01/26	874,568

341,000		NanoString Technologies, Inc.* 2.625%, 03/01/25	331,307

491,000		Natera, Inc.* 2.250%, 05/01/27	580,175

756,000		Repligen Corp. 0.375%, 07/15/24	896,329

			2,682,379

PRINCIPAL AMOUNT			VALUE

		Industrials (0.9%)
1,039,000		Southwest Airlines Company 1.250%, 05/01/25	$1,142,380

		Information Technology (4.9%)
475,000		DocuSign, Inc. 0.500%, 09/15/23	743,681

600,000	EUR	Nexi S.p.A 1.750%, 04/24/27	663,809

1,174,000		Slack Technologies, Inc.* 0.500%, 04/15/25	1,303,803

1,206,000		Square, Inc. 0.500%, 05/15/23	1,352,270

1,595,000		Xero Investments, Ltd. 2.375%, 10/04/23	2,085,742

			6,149,305

		Materials (1.4%)
1,400,000	CHF	Sika, AG 3.750%, 01/30/22	1,759,344

		TOTAL CONVERTIBLE BONDS (Cost $22,107,325)	24,267,343

CORPORATE BONDS (3.2%)
		Communication Services (0.7%)
		Netflix, Inc.
585,000		5.375%, 02/01/21	598,069
292,000		3.625%, 06/15/25*	295,643

			893,712

		Consumer Discretionary (0.2%)
310,000		Ford Motor Company 8.500%, 04/21/23	307,470

		Energy (0.6%)
250,000		Reliance Holding USA, Inc.* 5.400%, 02/14/22	260,099

465,000		Reliance Industries, Ltd.* 4.125%, 01/28/25	482,440

			742,539

		Health Care (0.5%)
580,000		Centene Corp.* 4.750%, 01/15/25	598,313

		Information Technology (1.0%)
620,000		CDW, LLC / CDW Finance Corp. 4.125%, 05/01/25	626,634

585,000		Dell International, LLC / EMC Corp.* 5.450%, 06/15/23	618,857

			1,245,491

		Materials (0.2%)
200,000		Fresnillo, PLC^ 5.500%, 11/13/23	209,962

		TOTAL CORPORATE BONDS (Cost $3,995,315)	3,997,487

See accompanying Notes to Schedule of Investments	www.calamos.com	135

Global Growth and Income Fund    Schedule of Investments April 30, 2020 (Unaudited)

NUMBER OF SHARES			VALUE

CONVERTIBLE PREFERRED STOCKS (10.9%)
		Financials (2.5%)
5,600		Assurant, Inc. 6.500%, 03/15/21	$599,760

1,840		Bank of America Corp.‡‡ 7.250%	2,543,616

			3,143,376

		Health Care (2.1%)
2,255		Danaher Corp. 4.750%, 04/15/22	2,681,465

		Industrials (1.0%)
15,837		Stanley Black & Decker, Inc. 5.250%, 11/15/22	1,259,200

		Information Technology (2.0%)
2,470		Broadcom, Inc. 8.000%, 09/30/22	2,513,077

		Real Estate (1.3%)
1,151		Crown Castle International Corp. 6.875%, 08/01/20	1,603,343

		Utilities (2.0%)
14,200		American Electric Power Company, Inc. 6.125%, 03/15/22	721,360

38,289		NextEra Energy, Inc. 4.872%, 09/01/22	1,835,575

			2,556,935

		TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $12,939,586)	13,757,396

COMMON STOCKS (61.5%)
		Communication Services (8.5%)
1,500		Alphabet, Inc. - Class A#	2,020,050

57,700	HKD	Tencent Holdings, Ltd.	3,033,256

20,800		Verizon Communications, Inc.	1,194,960

40,430		Walt Disney Company~	4,372,505

			10,620,771

		Consumer Discretionary (5.7%)
29,010		Aptiv, PLC	2,017,645

9,600		Lowe’s Companies, Inc.	1,005,600

11,585		Lululemon Athletica, Inc.#	2,589,016

6,900		McDonald’s Corp.	1,294,164

5,100		Royal Caribbean Cruises, Ltd.	238,527

			7,144,952

		Consumer Staples (2.9%)
51,000		Coca-Cola Company	2,340,390

12,200	CHF	Nestlé, SA	1,292,102

			3,632,492

NUMBER OF SHARES			VALUE

		Energy (4.4%)
22,200		Chevron Corp.	$2,042,400

36,100	EUR	Neste Oyj	1,274,890

78,100	INR	Reliance Industries, Ltd.	1,516,428

41,500	EUR	Royal Dutch Shell, PLC - Class A	693,649

			5,527,367

		Financials (7.8%)
84,410		Bank of America Corp.	2,030,060

366,000	HKD	China Construction Bank Corp. - Class H	293,775

5,000		Goldman Sachs Group, Inc.	917,100

90,700	INR	HDFC Bank, Ltd.	1,188,909

18,575		JPMorgan Chase & Company	1,778,742

245,000	HKD	Ping An Insurance Group Company of China, Ltd. - Class H	2,493,183

39,600		Wells Fargo & Company	1,150,380

			9,852,149

		Health Care (7.1%)
6,600		Abbott Laboratories	607,794

41,086		Alcon, Inc.^#	2,169,752

17,750	AUD	CSL, Ltd.	3,538,059

40,600		Novo Nordisk, A/S	2,571,198

			8,886,803

		Industrials (6.9%)
21,600	SEK	Atlas Copco, AB - Class A	744,432

5,150		Boeing Company	726,253

13,500	JPY	FANUC Corp.^	2,203,379

17,300	JPY	Harmonic Drive Systems, Inc.	799,241

1,800		Lockheed Martin Corp.	700,308

20,200	EUR	Schneider Electric, SE	1,866,729

4,400		Union Pacific Corp.	703,076

11,100	EUR	Vinci, SA	909,334

			8,652,752

		Information Technology (14.4%)
14,700		Advanced Micro Devices, Inc.#	770,133

1,670	EUR	Adyen, NV*#	1,649,258

6,100		Apple, Inc.	1,792,180

6,825	EUR	ASML Holding, NV	1,993,482

5,900		Coupa Software, Inc.#	1,038,931

6,000	JPY	Keyence Corp.	2,142,072

15,050		Micron Technology, Inc.#	720,744

13,080		Microsoft Corp.~	2,344,067

1,900		NVIDIA Corp.	555,332

1,435		RingCentral, Inc. - Class A^#	327,941

21,700	KRW	Samsung Electronics Company, Ltd.	892,250

299,000	TWD	Taiwan Semiconductor Manufacturing Company, Ltd.	3,016,251

136	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

Global Growth and Income Fund    Schedule of Investments April 30, 2020 (Unaudited)

NUMBER OF SHARES			VALUE

17,100		Taiwan Semiconductor Manufacturing Company, Ltd. (ADR)	$908,523

			18,151,164

		Materials (2.2%)
34,200	EUR	CRH, PLC	1,037,580

5,700		Linde, PLC	1,048,743

435,000	TWD	Taiwan Cement Corp.#	627,607

			2,713,930

		Real Estate (0.5%)
178,000	HKD	China Overseas Land & Investment, Ltd.	657,522

		Utilities (1.1%)
92,000	GBP	SSE, PLC	1,443,054

		TOTAL COMMON STOCKS (Cost $68,687,459)	77,282,956

NUMBER OF CONTRACTS/ NOTIONAL AMOUNT			VALUE

PURCHASED OPTIONS (3.5%) #
		Communication Services (0.3%)
100 2,047,100		Facebook, Inc. Call, 06/18/21, Strike $200.00	326,500

		Consumer Discretionary (2.0%)
170 3,445,390		Alibaba Group Holding, Ltd. Call, 06/18/21, Strike $205.00	509,575
		Amazon.com, Inc.
21 5,195,400		Call, 01/21/22, Strike $2,500.00	925,575
22 5,442,800		Call, 06/18/21, Strike $2,200.00	1,140,700

			2,575,850

		Information Technology (0.8%)
75 1,214,625		Salesforce.com, Inc. Call, 01/21/22, Strike $175.00	193,125

31 1,089,774		ServiceNow, Inc. Call, 01/21/22, Strike $350.00	248,000

225 4,021,200		Visa, Inc. Call, 01/21/22, Strike $195.00	505,687

			946,812

		Other (0.4%)
		SPDR S&P 500 ETF Trust
220 6,390,560		Put, 05/22/20, Strike $290.00	183,370
355 10,312,040		Call, 05/15/20, Strike $325.00	2,308
1,005 29,193,240		Put, 05/22/20, Strike $270.00	347,730

			533,408

		TOTAL PURCHASED OPTIONS (Cost $3,895,825)	4,382,570

NUMBER OF SHARES		VALUE

SHORT TERM INVESTMENTS (1.7%)
1,071,971	Fidelity Prime Money Market Fund - Institutional Class, 0.490%***	$1,072,936

1,073,595	Morgan Stanley Institutional Liquidity Funds - Government Portfolio, 0.150%***	1,073,595

	TOTAL SHORT TERM INVESTMENTS (Cost $2,146,335)	2,146,531

NUMBER OF SHARES/ PRINCIPAL AMOUNT		VALUE

INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED (0.8%)
983,202	State Street Navigator Securities Lending Government Money Market Portfolio† (Cost $983,202)	983,202

TOTAL INVESTMENTS (100.9%) (Cost $114,755,047)		126,817,485

PAYABLE UPON RETURN OF SECURITIES ON LOAN (-0.8%)		(983,202)

LIABILITIES, LESS OTHER ASSETS (-0.1%)		(160,980)

NET ASSETS (100.0%)		$125,673,303

NUMBER OF CONTRACTS/ NOTIONAL AMOUNT		VALUE

WRITTEN OPTION (-0.1%)
	Other (-0.1%)
1,005 29,193,240	SPDR S&P 500 ETF Trust Put, 05/22/20, Strike $245.00 (Premium $503,299)	(108,038)

NOTES TO SCHEDULE OF INVESTMENTS

*

Securities issued and sold pursuant to a Rule 144A transaction are excepted from the registration requirement of the Securities Act of 1933, as amended. These securities may only be sold to qualified institutional buyers (“QIBs”), such as the Fund. Any resale of these securities must generally be effected through a sale that is registered under the Act or otherwise exempted from such registration requirements.

^	Security, or portion of security, is on loan.

‡‡	Perpetual maturity.

#	Non-income producing security.

~	Security, or portion of security, is segregated as collateral (or collateral for potential future transactions) for written options. The aggregate value of such securities is $880,625.

***	The rate disclosed is the 7 day net yield as of April 30, 2020.

†	Represents investment of cash collateral received from securities on loan as of April 30, 2020.

See accompanying Notes to Financial Statements	www.calamos.com	137

Global Growth and Income Fund    Schedule of Investments April 30, 2020 (Unaudited)

FOREIGN CURRENCY ABBREVIATIONS

AUD	Australian Dollar

CAD	Canadian Dollar

CHF	Swiss Franc

EUR	European Monetary Unit

GBP	British Pound Sterling

HKD	Hong Kong Dollar

INR	Indian Rupee

JPY	Japanese Yen

KRW	South Korean Won

SEK	Swedish Krona

TWD	New Taiwan Dollar

Note: Value for securities denominated in foreign currencies is shown in U.S. dollars. The principal amount for such securities is shown in the respective foreign currency. The date on options represents the expiration date of the option contract. The option contract may be exercised at any date on or before the date shown.

CURRENCY EXPOSURE

APRIL 30, 2020

	VALUE	% OF TOTAL INVESTMENTS

US Dollar	$87,292,365	68.9%
European Monetary Unit	10,088,731	8.0%

Hong Kong Dollar	7,058,970	5.6%
Japanese Yen	5,144,692	4.0%

New Taiwan Dollar	3,643,858	2.9%
Australian Dollar	3,538,059	2.8%

Swiss Franc	3,051,446	2.4%
Indian Rupee	2,705,337	2.1%

British Pound Sterling	1,443,054	1.1%
Canadian Dollar	1,106,253	0.9%

South Korean Won	892,250	0.7%
Swedish Krona	744,432	0.6%

Total Investments	$126,709,447	100.0%

Currency exposure may vary over time.

138	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT	See accompanying Notes to Financial Statements

Total Return Bond Fund    Schedule of Investments April 30, 2020 (Unaudited)

PRINCIPAL AMOUNT		VALUE

CORPORATE BONDS (48.9%)
	Airlines (0.4%)
124,684	Air Canada Pass Through Trust Series 2015-2, Class AA* 3.750%, 06/15/29	$114,817

150,000	British Airways Pass Through Trust Series 2019-1, Class A* 3.350%, 12/15/30	108,232

97,240	UAL Pass Through Trust Series 2007-1 6.636%, 01/02/24	84,120

		307,169

	Communication Services (3.4%)
150,000	Activision Blizzard, Inc. 2.600%, 06/15/22	153,928

125,000	AT&T, Inc. 3.600%, 07/15/25	134,073

150,000	CenturyLink, Inc.* 4.000%, 02/15/27	147,069

7,000	Charter Communications Operating, LLC / Charter Communications Operating Capital 4.464%, 07/23/22	7,390

250,000	Comcast Corp. 3.900%, 03/01/38	292,339

110,000	Crown Castle Towers, LLC* 3.720%, 07/15/43	114,095

200,000	CSC Holdings, LLC* 5.500%, 05/15/26	208,150

175,000	Electronic Arts, Inc. 4.800%, 03/01/26	202,859

75,000	Embarq Corp. 7.995%, 06/01/36	78,483

150,000	Fox Corp. 3.666%, 01/25/22	155,770

110,000	Hughes Satellite Systems Corp. 5.250%, 08/01/26	116,171

125,000	Sirius XM Radio, Inc.* 3.875%, 08/01/22	125,888

	T-Mobile USA, Inc.
250,000	3.500%, 04/15/25*	264,504
125,000	4.000%, 04/15/22	127,968

200,000	United States Cellular Corp. 6.700%, 12/15/33	211,323

255,000	Verizon Communications, Inc. 4.016%, 12/03/29	299,450

		2,639,460

	Consumer Discretionary (7.3%)
200,000	Allergan Funding SCS 3.800%, 03/15/25	213,354

150,000	American Honda Finance Corp.^ 2.350%, 01/08/27	146,202

250,000	BMW US Capital, LLC* 3.100%, 04/12/21	251,535

275,000	Cargill, Inc.*^ 3.250%, 03/01/23	290,349

PRINCIPAL AMOUNT		VALUE

240,000	CCO Holdings, LLC / CCO Holdings Capital Corp.* 5.750%, 02/15/26	$250,618

250,000	D.R. Horton, Inc. 4.750%, 02/15/23	263,780

130,000	Delta Air Lines Pass Through Trust Series 2019-1, Class AA 3.204%, 10/25/25	118,672

128,000	DISH DBS Corp.^ 7.750%, 07/01/26	126,287

125,000	Expedia Group, Inc.* 7.000%, 05/01/25	127,914

250,000	Ford Motor Credit Company, LLC 5.875%, 08/02/21	246,372

250,000	General Motors Financial Company, Inc. 3.700%, 05/09/23	239,910

200,000	Hanesbrands, Inc.* 5.375%, 05/15/25	200,000

250,000	Harley-Davidson Financial Services, Inc.* 4.050%, 02/04/22	251,094

250,000	Hasbro, Inc. 3.150%, 05/15/21	252,684

	Home Depot, Inc.
250,000	3.300%, 04/15/40	272,757
250,000	2.800%, 09/14/27	271,159

125,000	International Game Technology, PLC* 6.250%, 02/15/22	122,413

150,000	JetBlue Pass Through Trust Series 2019-1, Class AA 2.750%, 11/15/33	130,263

	Lennar Corp.
150,000	4.750%, 11/15/22	153,817
100,000	8.375%, 01/15/21	103,412

200,000	Lowe’s Companies, Inc. 4.000%, 04/15/25	222,208

100,000	Mattel, Inc.* 6.750%, 12/31/25	101,743

125,000	MGM Resorts International 6.000%, 03/15/23	121,624

125,000	Newell Brands, Inc. 4.350%, 04/01/23	127,827

100,000	NIKE, Inc. 2.850%, 03/27/30	108,691

12,000	Nordstrom, Inc.* 8.750%, 05/15/25	12,863

125,000	Penske Automotive Group, Inc. 3.750%, 08/15/20	123,966

250,000	Target Corp. 2.650%, 09/15/30	268,444

350,000	Toyota Motor Credit Corp. 2.900%, 03/30/23	366,261

163,153	US Airways Pass Through Trust Series 2012-2, Class B 6.750%, 12/03/22	131,067

		5,617,286

See accompanying Notes to Schedule of Investments	www.calamos.com	139

Total Return Bond Fund    Schedule of Investments April 30, 2020 (Unaudited)

PRINCIPAL AMOUNT		VALUE

	Consumer Staples (4.4%)

250,000	Anheuser-Busch InBev Finance, Inc. 3.300%, 02/01/23	$263,749

250,000	Anheuser-Busch InBev Worldwide, Inc.^ 3.500%, 06/01/30	267,485

	Archer-Daniels-Midland Company
250,000	3.250%, 03/27/30^	275,690
250,000	2.750%, 03/27/25	265,943

250,000	Coca-Cola Company 2.950%, 03/25/25	272,231

250,000	Costco Wholesale Corp. 1.600%, 04/20/30	248,271

250,000	General Mills, Inc. 2.600%, 10/12/22	258,794

175,000	JBS USA LUX, SA / JBS USA Finance, Inc.* 5.875%, 07/15/24	179,031

200,000	Kimberly-Clark Corp.^ 3.100%, 03/26/30	223,001

150,000	Land O’Lakes, Inc.* 6.000%, 11/15/22	155,138

150,000	PepsiCo, Inc. 2.250%, 03/19/25	158,913

250,000	Sysco Corp. 5.650%, 04/01/25	280,314

250,000	Walmart, Inc. 3.050%, 07/08/26	277,107

250,000	WM Wrigley Jr. Company* 3.375%, 10/21/20	252,140

		3,377,807

	Energy (0.3%)
150,000	Continental Resources, Inc. 4.500%, 04/15/23	133,130

175,000	Energy Transfer Operating, LP‡ 4.781%, 11/01/66 3 mo. USD LIBOR + 3.02%	98,817

		231,947

	Financials (14.0%)
	Ally Financial, Inc.
150,000	4.125%, 02/13/22	152,404
100,000	8.000%, 11/01/31	122,469

250,000	American Express Company 3.000%, 10/30/24	263,264

150,000	Ares Capital Corp. 3.250%, 07/15/25	133,547

250,000	Axis Specialty Finance, PLC^ 4.000%, 12/06/27	267,152

	Bank of America Corp.‡
300,000	3.366%, 01/23/26 3 mo. USD LIBOR + 0.81%	319,968

25,000	6.250%, 09/05/24 3 mo. USD LIBOR + 3.71%	26,041

250,000	Bank of Montreal 3.300%, 02/05/24	264,514

PRINCIPAL AMOUNT		VALUE

75,000	Bank of Montreal‡ 4.800%, 08/25/24 5 year CMT + 2.98%	$68,831

11,000	Bank of New York Mellon Corp.‡ 4.625%, 09/20/26 3 mo. USD LIBOR + 3.13%	10,895

125,000	Bank of Nova Scotia^ 2.450%, 09/19/22	129,115

150,000	Berkshire Hathaway Finance Corp.^ 4.250%, 01/15/49	191,039

200,000	Capital One Financial Corp. 3.200%, 01/30/23	203,951

150,000	Caterpillar Financial Services Corp. 2.150%, 11/08/24	155,651

250,000	CIT Bank, N.A.‡ 2.969%, 09/27/25 SOFR + 1.72%	228,284

	Citigroup, Inc.‡
250,000	3.106%, 04/08/26 SOFR + 2.75%	261,906
150,000	4.412%, 03/31/31 SOFR + 3.91%	172,685

142,000	Credit Acceptance Corp.*^ 5.125%, 12/31/24	125,027

250,000	Credit Suisse AG 2.100%, 11/12/21	252,817

250,000	CyrusOne, LP / CyrusOne Finance Corp. 2.900%, 11/15/24	249,394

200,000	Danske Bank, A/S*‡ 3.001%, 09/20/22 3 mo. USD LIBOR + 1.25%	200,810

350,000	Discover Bank 3.450%, 07/27/26	348,780

150,000	Duke Realty, LP 2.875%, 11/15/29	156,210

200,000	Federation des Caisses Desjardins du Quebec* 2.050%, 02/10/25	200,481

	Fifth Third Bancorp
200,000	3.650%, 01/25/24	211,645
200,000	2.550%, 05/05/27	199,606

125,000	Franklin Resources, Inc. 2.850%, 03/30/25	132,443

	Goldman Sachs Group, Inc.
250,000	3.500%, 04/01/25	266,302
125,000	3.814%, 04/23/29‡ 3 mo. USD LIBOR + 1.16%	135,180

150,000	Huntington Bancshares, Inc. 2.550%, 02/04/30	145,429

250,000	ILFC E-Capital Trust II*‡ 3.570%, 12/21/65 3 mo. USD LIBOR + 1.80%	125,029

	Iron Mountain, Inc.
125,000	4.375%, 06/01/21*	125,290
75,000	6.000%, 08/15/23	76,074

140	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

Total Return Bond Fund    Schedule of Investments April 30, 2020 (Unaudited)

PRINCIPAL AMOUNT		VALUE

300,000	JPMorgan Chase & Company‡ 3.220%, 03/01/25 3 mo. USD LIBOR + 1.16%	$315,949

125,000	Life Storage, LP 4.000%, 06/15/29	129,803

200,000	Lloyds Banking Group, PLC‡ 2.858%, 03/17/23 3 mo. USD LIBOR + 1.25%	202,402

200,000	Macquarie Group, Ltd.*‡ 4.150%, 03/27/24 3 mo. USD LIBOR + 1.33%	211,176

250,000	Markel Corp. 3.500%, 11/01/27	259,479

200,000	MetLife, Inc. 6.400%, 12/15/66	222,032

200,000	Morgan Stanley‡ 2.720%, 07/22/25 SOFR + 1.15%	206,289

250,000	National Securities Clearing Corp.* 1.500%, 04/23/25	251,357

	PNC Financial Services Group, Inc.

150,000	2.200%, 11/01/24	155,539

75,000	6.750%, 08/01/21^‡ 3 mo. USD LIBOR + 3.68%	76,040

75,000	Principal Financial Group, Inc.‡ 4.700%, 05/15/55 3 mo. USD LIBOR + 3.04%	67,788

250,000	Prologis, LP 2.250%, 04/15/30	251,964

125,000	Reinsurance Group of America, Inc. 3.900%, 05/15/29	131,896

250,000	RenaissanceRe Finance, Inc.^ 3.450%, 07/01/27	260,929

125,000	Sabra Health Care, LP 4.800%, 06/01/24	121,678

96,000	SBA Tower Trust* 2.877%, 07/15/46	96,207

150,000	Shell International Finance, BV^ 2.000%, 11/07/24	151,628

125,000	Starwood Property Trust, Inc. 3.625%, 02/01/21	119,871

150,000	State Street Corp.^‡ 2.354%, 11/01/25 SOFR + 0.94%	155,867

125,000	Torchmark Corp. 4.550%, 09/15/28	135,441

170,000	Toronto-Dominion Bank 3.250%, 03/11/24	180,939

250,000	Travelers Companies, Inc. 2.550%, 04/27/50	247,911

150,000	US Bancorp 3.600%, 09/11/24	161,546

200,000	USAA Capital Corp.* 2.125%, 05/01/30	206,591

PRINCIPAL AMOUNT		VALUE

125,000	Ventas Realty, LP 4.000%, 03/01/28	$124,498

	VICI Properties, LP / VICI Note Company, Inc.*
150,000	3.500%, 02/15/25	142,403
66,000	4.625%, 12/01/29^	61,052

	Wells Fargo & Company
125,000	4.400%, 06/14/46	141,488
125,000	3.196%, 06/17/27‡ 3 mo. USD LIBOR + 1.17%	132,180

		10,844,176

	Health Care (4.1%)
125,000	Acadia Healthcare Company, Inc. 5.625%, 02/15/23	119,863

250,000	Baxter International, Inc.*^ 3.750%, 10/01/25	279,001

400,000	Bristol-Myers Squibb Company* 3.200%, 06/15/26	441,228

150,000	CVS Health Corp. 4.780%, 03/25/38	177,212

125,000	DaVita, Inc. 5.125%, 07/15/24	127,045

200,000	Elanco Animal Health, Inc. 4.662%, 08/27/21	205,083

200,000	Humana, Inc. 3.850%, 10/01/24	215,611

250,000	Johnson & Johnson 3.400%, 01/15/38	292,477

400,000	Pfizer, Inc. 2.625%, 04/01/30	433,030

	Tenet Healthcare Corp.
125,000	4.625%, 09/01/24*^	123,209
115,000	4.625%, 07/15/24	113,807

	Teva Pharmaceutical Finance Netherlands III, BV
250,000	2.200%, 07/21/21	244,109
150,000	2.800%, 07/21/23	138,139

120,000	Thermo Fisher Scientific, Inc. 4.133%, 03/25/25	135,342

125,000	UnitedHealth Group, Inc. 2.375%, 08/15/24	131,616

		3,176,772

	Industrials (4.0%)
	3M Company
250,000	3.700%, 04/15/50	297,832
250,000	3.050%, 04/15/30	273,169

205,000	Aircastle, Ltd. 5.000%, 04/01/23	194,240

100,000	Albertsons Companies, Inc. / Safeway, Inc. / New Albertsons, LP / Albertson’s, LLC 5.750%, 03/15/25	102,750

150,000	Albertsons Companies, Inc. / Safeway, Inc. / New Albertsons, LP / Albertsons, LLC* 3.500%, 02/15/23	148,762

See accompanying Notes to Schedule of Investments	www.calamos.com	141

Total Return Bond Fund    Schedule of Investments April 30, 2020 (Unaudited)

PRINCIPAL AMOUNT		VALUE

50,000	American Airlines Group, Inc.*^ 5.000%, 06/01/22	$28,447

200,000	Delta Air Lines, Inc. 3.625%, 03/15/22	179,041

150,000	Equifax, Inc. 2.600%, 12/01/24	152,604

84,852	Hawaiian Airlines Pass Through Certificates Series 2013-1, Class B 4.950%, 07/15/23	75,547

35,000	Hertz Corp.* 7.625%, 06/01/22	13,376

250,000	Huntington Ingalls Industries, Inc.* 3.844%, 05/01/25	263,149

125,000	John Deere Capital Corp. 1.750%, 03/09/27	126,008

250,000	Park Aerospace Holdings, Ltd.* 5.250%, 08/15/22	229,774

200,000	Rockwell Collins, Inc. 2.800%, 03/15/22	205,074

125,000	Ryder System, Inc.^ 2.500%, 09/01/24	122,511

125,000	TransDigm, Inc.* 6.250%, 03/15/26	123,101

174,231	United Airlines Pass Through Trust Series 2018-1, Class B 4.600%, 09/01/27	122,946

250,000	Verisk Analytics, Inc. 4.125%, 09/12/22	266,565

200,000	Volkswagen Group of America Finance, LLC* 2.500%, 09/24/21	198,919

		3,123,815

	Information Technology (4.8%)
125,000	Anixter, Inc. 5.125%, 10/01/21	127,416

250,000	Apple, Inc. 4.375%, 05/13/45	326,565

23,000	Automatic Data Processing, Inc. 3.375%, 09/15/25	25,543

250,000	Broadcom, Inc.*^ 4.700%, 04/15/25	275,566

	Dell International, LLC / EMC Corp.*
250,000	5.850%, 07/15/25	273,159
23,000	5.875%, 06/15/21	23,058

250,000	Fiserv, Inc. 3.500%, 10/01/22	262,850

125,000	Hewlett Packard Enterprise Company 4.900%, 10/15/25	136,031

250,000	Mastercard, Inc. 3.350%, 03/26/30	284,352

250,000	Microsoft Corp. 4.100%, 02/06/37	311,975

250,000	NVIDIA Corp. 3.500%, 04/01/40	280,835

PRINCIPAL AMOUNT		VALUE

250,000	NXP, BV / NXP Funding, LLC* 4.125%, 06/01/21	$255,502

500,000	Oracle Corp. 2.650%, 07/15/26	531,420

250,000	PayPal Holdings, Inc. 2.200%, 09/26/22	254,838

125,000	PTC, Inc.*^ 3.625%, 02/15/25	123,414

250,000	Visa, Inc. 2.050%, 04/15/30	256,591

		3,749,115

	Information Technology (0.3%)
200,000	CDW, LLC / CDW Finance Corp. 4.125%, 05/01/25	202,140

	Materials (1.1%)
200,000	Alcoa Nederland Holding, BV* 6.750%, 09/30/24	202,062

75,000	ArcelorMittal, SA 7.000%, 10/15/39	78,693

150,000	Cascades, Inc.* 5.750%, 07/15/23	150,524

250,000	Georgia-Pacific, LLC* 3.600%, 03/01/25	269,656

150,000	Sealed Air Corp.* 4.875%, 12/01/22	155,369

		856,304

	Real Estate (0.9%)
150,000	EPR Properties 4.950%, 04/15/28	127,941

190,000	Healthpeak Properties, Inc. 3.250%, 07/15/26	190,970

125,000	Hospitality Properties Trust 3.950%, 01/15/28	96,622

150,000	SL Green Operating Partnership, LP 3.250%, 10/15/22	149,065

125,000	Tanger Properties, LP^ 3.875%, 07/15/27	114,011

		678,609

	Utilities (3.9%)
250,000	AES Corp. 4.000%, 03/15/21	249,656

250,000	Alabama Power Company 2.450%, 03/30/22	257,149

150,000	Berkshire Hathaway Energy Company 3.800%, 07/15/48	178,487

250,000	CenterPoint Energy, Inc. 3.850%, 02/01/24	267,011

200,000	Consolidated Edison Company of New York, Inc. 3.350%, 04/01/30	221,886

10,000	Dominion Energy, Inc.‡ 4.650%, 12/15/24 5 year CMT + 2.99%	9,764

142	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

Total Return Bond Fund    Schedule of Investments April 30, 2020 (Unaudited)

PRINCIPAL AMOUNT		VALUE

150,000	DTE Energy Company 2.250%, 11/01/22	$152,883

150,000	Duke Energy Carolinas, LLC 3.700%, 12/01/47	179,106

250,000	Exelon Corp. 2.450%, 04/15/21	251,917

250,000	Florida Power & Light Company 2.850%, 04/01/25	270,879

150,000	Northern States Power Co. 3.750%, 12/01/47	167,816

250,000	PPL Capital Funding, Inc. 4.125%, 04/15/30	279,361

150,000	Public Service Electric & Gas Company 3.600%, 12/01/47	179,898

250,000	Southern California Edison Company 3.400%, 06/01/23	262,971

125,000	WEC Energy Group, Inc. 3.100%, 03/08/22	129,144

		3,057,928

	TOTAL CORPORATE BONDS (Cost $36,611,734)	37,862,528

CONVERTIBLE BOND (0.3%)
	Communication Services (0.3%)
250,000	Twitter, Inc. 1.000%, 09/15/21 (Cost $244,513)	242,861

BANK LOANS (1.3%)‡¡
	Financials (0.4%)
190,485	GLP Financing, LLC 2.516%, 04/28/21 1 mo. LIBOR + 1.50%	186,675

168,664	Level 3 Financing, Inc. 2.154%, 03/01/27 1 mo. LIBOR + 1.75%	162,093

		348,768

	Health Care (0.6%)
279,145	Mallinckrodt International Finance, SA 4.200%, 09/24/24 3 mo. LIBOR + 2.75%	198,193

270,124	Amneal Pharmaceuticals, LLC 3.938%, 05/04/25 1 mo. LIBOR + 3.50%	243,815

		442,008

	Industrials (0.3%)
123,734	Navistar International Corp. 4.220%, 11/06/24 1 mo. LIBOR + 3.50%	113,004

125,000	Berry Global, Inc. 2.829%, 10/01/22 1 mo. LIBOR + 2.00%	122,335

		235,339

	TOTAL BANK LOANS (Cost $1,157,236)	1,026,115

PRINCIPAL AMOUNT		VALUE

CONVERTIBLE PREFERRED STOCKS (0.2%)
	Financials (0.2%)
1,200	Allstate Corp. 5.100%, 10/15/24	$30,720

1,325	Wells Fargo & Company 4.750%, 03/15/25	31,641

1,425	WR Berkley Corp. 5.100%, 12/30/59	34,799

	TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $70,732)	97,160

U.S. GOVERNMENT AND AGENCY SECURITIES (37.9%)
	Federal Home Loan Mortgage Corp.
614,665	4.000%, 05/01/49	654,759
292,999	2.500%, 02/01/35	306,494

	Federal National Mortgage Association
2,493,760	3.500%, 04/01/50	2,649,216
2,493,375	2.500%, 04/01/50	2,597,749
2,491,821	3.000%, 04/01/50	2,632,615
870,417	3.000%, 07/01/46	923,737
790,133	3.500%, 02/01/49	834,584
701,217	3.500%, 08/01/47	744,671
700,613	3.500%, 11/01/49	739,814
620,090	4.000%, 06/01/48	659,751
435,420	3.000%, 03/01/47	462,093
364,739	4.500%, 04/01/48	392,967
361,711	3.000%, 07/01/49	381,806
346,505	3.000%, 02/01/33	366,272
314,621	4.000%, 03/01/47	336,766
285,902	2.500%, 09/01/31	301,079
216,663	3.000%, 01/01/35	228,982

	Government National Mortgage Association II Pool
599,798	3.500%, 10/20/47	641,134
430,017	3.000%, 10/20/47	458,550

	United States Treasury Bond
1,500,000	2.000%, 02/15/50^	1,762,852
1,400,000	2.250%, 08/15/49	1,724,953
1,000,000	3.500%, 02/15/39	1,430,937
750,000	2.875%, 11/15/46^	1,018,125
500,000	3.000%, 05/15/47^	696,055
300,000	3.000%, 02/15/49	423,258
125,000	2.375%, 11/15/49	158,125

	United States Treasury Inflation Indexed Note
1,048,600	0.500%, 01/15/28	1,118,577
545,355	0.375%, 07/15/25	566,694

	United States Treasury Note
1,250,000	1.125%, 02/28/25^	1,296,680
1,000,000	1.125%, 02/28/27^	1,040,234
630,000	1.500%, 02/15/30^	681,237
500,000	2.875%, 11/30/25	567,148
500,000	2.500%, 02/28/26	558,652

	TOTAL U.S. GOVERNMENT AND AGENCY SECURITIES (Cost $27,248,981)	29,356,566

See accompanying Notes to Schedule of Investments	www.calamos.com	143

Total Return Bond Fund    Schedule of Investments April 30, 2020 (Unaudited)

PRINCIPAL AMOUNT		VALUE

ASSET BACKED SECURITIES (6.4%)
570,000	BA Credit Card Trust Series 2017-A2, Class A2 1.840%, 01/17/23	$571,470

500,000	Credit Acceptance Auto Loan Trust Series 2018-3A, Class A* 3.550%, 08/15/27	502,020

235,000	Dell Equipment Finance Trust Series 2017-2, Class B* 2.470%, 10/24/22	234,740

250,000	DT Auto Owner Trust Series 2020-1A, Class B* 2.160%, 05/15/24	246,114

81,035	Enterprise Fleet Financing, LLC Series 2018-1, Class A2* 2.870%, 10/20/23	81,263

500,000	Ford Credit Floorplan Master Owner Trust Series 2018-1, Class A1 2.950%, 05/15/23	497,024

232,557	Hertz Fleet Lease Funding, LP Series 2018-1, Class A2* 3.230%, 05/10/32	224,421

416,441	MVW Owner Trust Series 2019-1A, Class A* 2.890%, 11/20/36	397,165

610,000	OSCAR US Funding Trust IX, LLC Series 2018-2A, Class A3* 3.390%, 09/12/22	613,083

388,474	SoFi Consumer Loan Program Trust Series 2018-4, Class A* 3.540%, 11/26/27	388,325

199,626	SoFi Professional Loan Program LLC Series 2016-C, Class A2B* 2.360%, 12/27/32	198,859

500,000	SoFi Professional Loan Program LLC Series 2017-F, Class A2FX* 2.840%, 01/25/41	505,703

500,000	Toyota Auto Loan Extended Note Trust Series 2019-1A, Class A* 2.560%, 11/25/31	515,247

	TOTAL ASSET BACKED SECURITIES (Cost $4,965,676)	4,975,434

RESIDENTIAL MORTGAGE BACKED SECURITIES (1.0%)
250,000	BX Trust Series 2019-OC11, Class A* 3.202%, 12/09/41	249,290

460,000	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 3.350%, 01/25/28	521,287

	TOTAL RESIDENTIAL MORTGAGE BACKED SECURITIES (Cost $716,765)	770,577

NUMBER OF SHARES		VALUE

SHORT TERM INVESTMENTS (0.0%)
225	Fidelity Prime Money Market Fund - Institutional Class, 0.490%***	$226

73	Morgan Stanley Institutional Liquidity Funds - Government Portfolio, 0.150%***	73

	TOTAL SHORT TERM INVESTMENTS (Cost $299)	299

NUMBER OF SHARES/ PRINCIPAL AMOUNT		VALUE

INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED (6.4%)
4,953,745	State Street Navigator Securities Lending Government Money Market Portfolio† (Cost $4,953,745)	4,953,745

TOTAL INVESTMENTS (102.4%) (Cost $75,969,681)		79,285,285

PAYABLE UPON RETURN OF SECURITIES ON LOAN (-6.4%)		(4,953,745)

OTHER ASSETS, LESS LIABILITIES (4.0%)		3,102,106

NET ASSETS (100.0%)		$77,433,646

NOTES TO SCHEDULE OF INVESTMENTS

*

Securities issued and sold pursuant to a Rule 144A transaction are excepted from the registration requirement of the Securities Act of 1933, as amended. These securities may only be sold to qualified institutional buyers (“QIBs”), such as the Fund. Any resale of these securities must generally be effected through a sale that is registered under the Act or otherwise exempted from such registration requirements.

^	Security, or portion of security, is on loan.

‡	Variable rate security. The rate shown is the rate in effect at April 30, 2020.

¡	Bank loans generally are subject to mandatory and/or optional prepayment. As a result, the actual remaining maturity of bank loans may be substantially less than the stated maturities shown.

***	The rate disclosed is the 7 day net yield as of April 30, 2020.

†	Represents investment of cash collateral received from securities on loan as of April 30, 2020.

FUTURES CONTRACTS

NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE	MARKET VALUE/ UNREALIZED APPRECIATION (DEPRECIATION)

Buys 10	U.S. Treasury Note 5-Year	Jun 2020	$1,254,844	$8,530

144	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT	See accompanying Notes to Financial Statements

High Income Opportunities Fund    Schedule of Investments April 30, 2020 (Unaudited)

PRINCIPAL AMOUNT		VALUE

CORPORATE BONDS (78.1%)
	Communication Services (12.6%)
200,000	Altice France, SA* 7.375%, 05/01/26	$209,418

125,000	Arrow Bidco, LLC* 9.500%, 03/15/24	69,232

	CenturyLink, Inc.*
110,000	4.000%, 02/15/27	107,850
45,000	5.125%, 12/15/26	43,147

170,000	Cincinnati Bell, Inc.* 8.000%, 10/15/25	172,349

115,000	CommScope, Inc.* 5.500%, 03/01/24	115,226

80,000	Consolidated Communications, Inc.^ 6.500%, 10/01/22	72,709

	CSC Holdings, LLC*
315,000	5.750%, 01/15/30	328,186
200,000	5.500%, 05/15/26	208,150
200,000	5.500%, 04/15/27	208,474

125,000	Cumulus Media New Holdings, Inc.* 6.750%, 07/01/26	102,125

75,000	Diamond Sports Group, LLC / Diamond Sports Finance Company* 5.375%, 08/15/26	57,217

562,000	Embarq Corp. 7.995%, 06/01/36	588,102

	Entercom Media Corp.*^
138,000	6.500%, 05/01/27	101,642
84,000	7.250%, 11/01/24	53,073

	Frontier Communications Corp.@
610,000	7.125%, 01/15/23	165,966
80,000	8.500%, 04/01/26*	74,054
50,000	8.000%, 04/01/27*	51,105

25,000	Go Daddy Operating Company, LLC / GD Finance Company, Inc.* 5.250%, 12/01/27	25,717

80,000	Gray Television, Inc.*^ 7.000%, 05/15/27	80,701

	Hughes Satellite Systems Corp.

67,000	6.625%, 08/01/26	71,793
30,000	5.250%, 08/01/26	31,683

55,000	iHeartCommunications, Inc. 8.375%, 05/01/27	46,002

	Intelsat Jackson Holdings, SA
195,000	9.750%, 07/15/25*	113,241
50,000	5.500%, 08/01/23	27,312

	Netflix, Inc.
80,000	4.875%, 06/15/30*	85,887
45,000	4.875%, 04/15/28	47,982

175,000	Scripps Escrow, Inc.* 5.875%, 07/15/27	149,383

	Sirius XM Radio, Inc.*

125,000	5.500%, 07/01/29	132,137

125,000	4.625%, 07/15/24	127,777

PRINCIPAL AMOUNT		VALUE

	Sprint Corp.
310,000	7.125%, 06/15/24	$348,403
145,000	7.625%, 03/01/26	171,812

80,000	Telecom Italia Capital, SA 6.000%, 09/30/34	83,312

	Telesat Canada / Telesat, LLC*
81,000	4.875%, 06/01/27^	79,076
45,000	6.500%, 10/15/27	42,675

216,000	United States Cellular Corp. 6.700%, 12/15/33	228,229

	Windstream Services, LLC / Windstream Finance Corp.@
42,000	7.750%, 10/01/21	1,427
24,000	10.500%, 06/30/24*	1,384

		4,623,958

	Consumer Discretionary (11.9%)

83,000	Asbury Automotive Group, Inc.* 4.500%, 03/01/28	69,720

	Ashton Woods USA, LLC / Ashton Woods Finance Company*
72,000	6.625%, 01/15/28	59,275
54,000	9.875%, 04/01/27	52,155

115,000	Beverages & More, Inc.* 11.500%, 06/15/22	63,767

140,000	Boyd Gaming Corp. 6.000%, 08/15/26	126,820

180,000	Caesars Resort Collection, LLC / CRC Finco, Inc.* 5.250%, 10/15/25	141,789

	CCO Holdings, LLC / CCO Holdings Capital Corp.*
200,000	5.125%, 05/01/27	209,000
120,000	5.750%, 02/15/26	125,309
55,000	5.000%, 02/01/28	56,788

75,000	Cedar Fair, LP*^ 5.250%, 07/15/29	64,567

	Century Communities, Inc.
125,000	6.750%, 06/01/27	109,795
85,000	5.875%, 07/15/25	78,635

128,000	DISH DBS Corp.^ 7.750%, 07/01/26	126,287

	ESH Hospitality, Inc.*
85,000	5.250%, 05/01/25	80,013
50,000	4.625%, 10/01/27	45,321

	Expedia Group, Inc.*
55,000	7.000%, 05/01/25	56,282
33,000	6.250%, 05/01/25	33,659

	Ford Motor Company
55,000	8.500%, 04/21/23	54,551
25,000	9.000%, 04/22/25	24,371
23,000	9.625%, 04/22/30^	22,644

	Ford Motor Credit Company, LLC
200,000	4.134%, 08/04/25	173,106
200,000	3.664%, 09/08/24	173,625

See accompanying Notes to Schedule of Investments	www.calamos.com	145

High Income Opportunities Fund    Schedule of Investments April 30, 2020 (Unaudited)

PRINCIPAL AMOUNT		VALUE

23,000	Gap, Inc.* 8.375%, 05/15/23	$24,100

200,000	goeasy, Ltd.* 5.375%, 12/01/24	179,214

175,000	Guitar Center, Inc.* 9.500%, 10/15/21	122,683

25,000	Installed Building Products, Inc.* 5.750%, 02/01/28	24,050

200,000	International Game Technology, PLC*^ 6.250%, 01/15/27	194,500

137,000	L Brands, Inc. 6.875%, 11/01/35	101,792

135,000	Lennar Corp. 5.250%, 06/01/26	140,299

	M/I Homes, Inc.
170,000	5.625%, 08/01/25	156,862
70,000	4.950%, 02/01/28*	61,666

108,000	Macy’s, Inc. 3.875%, 01/15/22	89,994

	Mattel, Inc.*
125,000	5.875%, 12/15/27^	122,348
115,000	6.750%, 12/31/25	117,004

200,000	Mclaren Finance, PLC*^ 5.750%, 08/01/22	133,238

21,000	MGM Resorts International 6.750%, 05/01/25	20,532

24,000	Michaels Stores, Inc.*^ 8.000%, 07/15/27	16,769

92,000	Newell Brands, Inc. 4.700%, 04/01/26	93,272

11,000	Nordstrom, Inc.* 8.750%, 05/15/25	11,791

328,000	Rite Aid Corp.* 6.125%, 04/01/23	300,433

75,000	Salem Media Group, Inc.* 6.750%, 06/01/24	60,445

125,000	Speedway Motorsports, LLC / Speedway Funding II, Inc.* 4.875%, 11/01/27	110,614

75,000	Taylor Morrison Communities, Inc.* 5.750%, 01/15/28	68,072

125,000	Twin River Worldwide Holdings, Inc.* 6.750%, 06/01/27	99,719

45,845	US Airways Pass Through Trust Series 2012-2, Class B 6.750%, 12/03/22	36,829

23,000	Vail Resorts, Inc.* 6.250%, 05/15/25	23,759

105,000	VOC Escrow, Ltd.* 5.000%, 02/15/28	82,723

		4,340,187

	Consumer Staples (4.0%)
75,000	Dean Foods Company*@ 6.500%, 03/15/23	2,364

PRINCIPAL AMOUNT		VALUE

85,000	Energizer Holdings, Inc.* 6.375%, 07/15/26	$87,585

120,000	Fresh Market, Inc.* 9.750%, 05/01/23	76,594

	JBS USA LUX, SA / JBS USA Finance, Inc.*
270,000	5.875%, 07/15/24	276,219
205,000	6.750%, 02/15/28	219,978

42,000	JBS USA LUX, SA / JBS USA Food Company / JBS USA Finance, Inc.* 6.500%, 04/15/29	44,733

	New Albertson’s, Inc.
63,000	7.750%, 06/15/26	64,416
27,000	8.000%, 05/01/31	27,640

	Pilgrim’s Pride Corp.*
145,000	5.875%, 09/30/27	147,883
60,000	5.750%, 03/15/25	60,691

	Post Holdings, Inc.*
110,000	5.750%, 03/01/27	113,060
35,000	5.500%, 12/15/29	35,365
30,000	5.625%, 01/15/28	30,564

104,000	Simmons Foods, Inc.*^ 7.750%, 01/15/24	109,405

	Vector Group, Ltd.*
131,000	6.125%, 02/01/25	127,234
50,000	10.500%, 11/01/26	46,929

		1,470,660

	Energy (5.9%)

85,000	Apergy Corp. 6.375%, 05/01/26	69,804

82,000	Bruin E&P Partners, LLC* 8.875%, 08/01/23	2,115

	Buckeye Partners, LP
75,000	3.950%, 12/01/26^	68,455
50,000	5.850%, 11/15/43	36,210

	Calfrac Holdings, LP*
52,000	8.500%, 06/15/26	3,290
26,950	10.875%, 03/15/26	14,224

215,000	California Resources Corp.* 8.000%, 12/15/22	7,655

145,000	Chaparral Energy, Inc.* 8.750%, 07/15/23	3,354

110,000	Cheniere Energy Partners, LP 5.625%, 10/01/26	106,032

74,000	Chesapeake Energy Corp.* 11.500%, 01/01/25	2,149

45,000	Continental Resources, Inc. 3.800%, 06/01/24	37,561

125,000	DCP Midstream Operating, LP*‡ 5.850%, 05/21/43 3 mo. USD LIBOR + 3.85%	59,511

	Denbury Resources, Inc.
129,000	7.750%, 02/15/24*	22,965
45,000	9.250%, 03/31/22*	8,247
33,000	5.500%, 05/01/22	794

146	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

High Income Opportunities Fund    Schedule of Investments April 30, 2020 (Unaudited)

PRINCIPAL AMOUNT		VALUE

75,000	Diamond Offshore Drilling, Inc.@ 7.875%, 08/15/25	$8,025

220,000	Energy Transfer Operating, LP‡ 4.781%, 11/01/66 3 mo. USD LIBOR + 3.02%	124,227

	EnLink Midstream Partners, LP
120,000	6.000%, 12/15/22‡ 3 mo. USD LIBOR + 4.11%	30,798
120,000	4.850%, 07/15/26	74,639

	EP Energy, LLC / Everest Acquisition Finance, Inc.*@
100,000	9.375%, 05/01/24	1,858
60,000	7.750%, 05/15/26	7,423

	EQT Corp.
75,000	7.000%, 02/01/30	70,773
40,000	6.125%, 02/01/25	38,424

117,000	Genesis Energy, LP / Genesis Energy Finance Corp. 6.250%, 05/15/26	97,967

	Gulfport Energy Corp.
130,000	6.375%, 05/15/25	61,740
100,000	6.000%, 10/15/24	49,989

24,000	Hess Midstream Operations, LP* 5.125%, 06/15/28	21,151

24,000	Holly Energy Partners, LP / Holly Energy Finance Corp.* 5.000%, 02/01/28	21,810

45,000	Laredo Petroleum, Inc. 10.125%, 01/15/28	18,393

183,000	Lonestar Resources America, Inc.* 11.250%, 01/01/23	25,897

135,000	Magnolia Oil & Gas Operating, LLC / Magnolia Oil & Gas Finance Corp.* 6.000%, 08/01/26	109,232

205,000	McDermott Technology Americas, Inc. / McDermott Technology U.S., Inc.*@ 10.625%, 05/01/24	10,470

	Moss Creek Resources Holdings, Inc.*
50,000	7.500%, 01/15/26	16,930
45,000	10.500%, 05/15/27	16,844

50,000	Murphy Oil Corp. 5.875%, 12/01/27	34,127

45,000	Nine Energy Service, Inc.* 8.750%, 11/01/23	8,826

145,000	NuStar Logistics, LP^ 4.750%, 02/01/22	134,141

65,000	Oasis Petroleum, Inc.* 6.250%, 05/01/26	8,550

	Occidental Petroleum Corp.
150,000	2.700%, 08/15/22	130,707
70,000	4.300%, 08/15/39	44,363

150,000	Par Petroleum, LLC / Par Petroleum Finance Corp.* 7.750%, 12/15/25	107,095

75,000	Parkland Fuel Corp.* 5.875%, 07/15/27	72,443

PRINCIPAL AMOUNT		VALUE

100,000	Plains All American Pipeline, LP‡ 6.125%, 11/15/22 3 mo. USD LIBOR + 4.11%	$69,538

100,000	SESI, LLC 7.750%, 09/15/24	20,794

60,000	SM Energy Company 6.750%, 09/15/26	16,407

	Transocean, Inc.*
70,000	7.500%, 01/15/26	26,641
45,000	8.000%, 02/01/27	17,569

150,000	Vine Oil & Gas, LP / Vine Oil & Gas Finance Corp.* 8.750%, 04/15/23	79,613

50,000	Viper Energy Partners, LP* 5.375%, 11/01/27	44,541

140,000	W&T Offshore, Inc.* 9.750%, 11/01/23	46,221

47,000	Weatherford International, Ltd.* 11.000%, 12/01/24	34,868

95,000	Whiting Petroleum Corp.@ 6.625%, 01/15/26	9,723

		2,155,123

	Financials (14.5%)
337,000	Acrisure, LLC / Acrisure Finance, Inc.* 7.000%, 11/15/25	302,948

48,000	AG Issuer, LLC* 6.250%, 03/01/28	42,292

205,000	Alliant Holdings Intermediate, LLC / Alliant Holdings Co-Issuer* 6.750%, 10/15/27	204,762

	Ally Financial, Inc.
160,000	8.000%, 11/01/31	195,950
45,000	5.800%, 05/01/25	47,974

205,000	Amwins Group, Inc.* 7.750%, 07/01/26	211,984

310,000	Ardonagh Midco 3, PLC*^ 8.625%, 07/15/23	286,361

215,000	AssuredPartners, Inc.* 7.000%, 08/15/25	200,764

70,000	Bank of America Corp.‡ 4.300%, 01/28/25 3 mo. USD LIBOR + 2.66%	63,002

230,000	Brookfield Property REIT, Inc. / BPR Cumulus, LLC / BPR Nimbus, LLC / GGSI Sellco, LLC* 5.750%, 05/15/26	185,812

	Credit Acceptance Corp.
130,000	6.625%, 03/15/26	117,173
89,000	5.125%, 12/31/24*	78,362

125,000	Donnelley Financial Solutions, Inc. 8.250%, 10/15/24	116,537

82,000	Global Aircraft Leasing Company, Ltd.* 6.500%, 09/15/24 7.250% PIK rate	49,701

See accompanying Notes to Schedule of Investments	www.calamos.com	147

High Income Opportunities Fund    Schedule of Investments April 30, 2020 (Unaudited)

PRINCIPAL AMOUNT		VALUE

156,000	Greystar Real Estate Partners, LLC* 5.750%, 12/01/25	$143,314

	HAT Holdings I, LLC / HAT Holdings II, LLC*
75,000	5.250%, 07/15/24	74,847
18,000	6.000%, 04/15/25	18,027

420,000	HUB International, Ltd.* 7.000%, 05/01/26	418,925

	Icahn Enterprises, LP / Icahn Enterprises Finance Corp.
115,000	5.250%, 05/15/27	109,441
12,000	4.750%, 09/15/24	11,400

160,000	ILFC E-Capital Trust II*‡ 3.570%, 12/21/65 3 mo. USD LIBOR + 1.80%	80,018

230,000	Iron Mountain, Inc.* 5.250%, 03/15/28	225,656

	Jefferies Finance, LLC / JFIN Co-Issuer Corp.*
275,000	7.250%, 08/15/24	247,466
200,000	6.250%, 06/03/26	181,758

	Ladder Capital Finance Holdings LLLP / Ladder Capital Finance Corp.*
140,000	5.250%, 10/01/25	102,026
25,000	4.250%, 02/01/27	17,908

230,000	LPL Holdings, Inc.* 5.750%, 09/15/25	228,196

260,000	MetLife, Inc. 6.400%, 12/15/66	288,642

	Navient Corp.
217,000	5.000%, 03/15/27	183,419
100,000	6.750%, 06/25/25^	92,785

125,000	Radian Group, Inc. 4.875%, 03/15/27	111,518

	Springleaf Finance Corp.
185,000	6.875%, 03/15/25	175,117
140,000	7.125%, 03/15/26	130,977
25,000	6.625%, 01/15/28	22,105

150,000	Starwood Property Trust, Inc. 4.750%, 03/15/25	128,802

45,000	Tronox Finance, PLC* 5.750%, 10/01/25	41,180

	VICI Properties, LP / VICI Note Company, Inc.*
96,000	3.750%, 02/15/27	89,360
56,000	4.625%, 12/01/29^	51,802
48,000	4.125%, 08/15/30	43,857

		5,322,168

	Health Care (8.2%)
180,000	Acadia Healthcare Company, Inc. 6.500%, 03/01/24	172,498

295,000	Bausch Health Americas, Inc.* 8.500%, 01/31/27	325,422

100,000	Centene Corp.* 4.250%, 12/15/27	104,795

PRINCIPAL AMOUNT		VALUE

	CHS/Community Health Systems, Inc.
388,000	8.125%, 06/30/24*^	$260,080
110,000	8.000%, 03/15/26*	105,652
75,000	6.250%, 03/31/23	70,596

200,000	Endo DAC / Endo Finance, LLC / Endo Finco, Inc.* 6.000%, 07/15/23	150,387

130,000	HCA, Inc. 7.500%, 11/06/33	148,125

78,000	Hill-Rom Holdings, Inc.* 4.375%, 09/15/27	79,681

80,000	Mallinckrodt International Finance, SA / Mallinckrodt CB, LLC* 5.625%, 10/15/23	23,026

107,000	Team Health Holdings, Inc.* 6.375%, 02/01/25	59,118

	Tenet Healthcare Corp.
220,000	6.250%, 02/01/27*	217,123
140,000	4.625%, 07/15/24	138,548
130,000	6.875%, 11/15/31	112,408
125,000	4.875%, 01/01/26*	124,093

145,000	Teva Pharmaceutical Finance Company, BV 2.950%, 12/18/22	138,083

	Teva Pharmaceutical Finance Netherlands III, BV
325,000	2.800%, 07/21/23	299,301
200,000	6.000%, 04/15/24^	199,493
30,000	2.200%, 07/21/21	29,293

240,000	West Street Merger Sub, Inc.* 6.375%, 09/01/25	226,171

		2,983,893

	Industrials (13.0%)
200,000	ACCO Brands Corp.*^ 5.250%, 12/15/24	198,874

	Albertsons Companies, Inc. / Safeway, Inc. / New Albertsons, LP / Albertsons, LLC
125,000	5.750%, 03/15/25	128,437
120,000	4.625%, 01/15/27*	120,802
73,000	4.875%, 02/15/30*	74,106

	Allison Transmission, Inc.*
175,000	4.750%, 10/01/27	164,069
25,000	5.875%, 06/01/29^	24,308

	American Airlines Group, Inc.*
100,000	5.000%, 06/01/22^	56,895
75,000	3.750%, 03/01/25	35,212

225,000	ARD Finance, SA* 6.500%, 06/30/27 7.250% PIK rate	210,918

40,000	Avolon Holdings Funding, Ltd.* 2.875%, 02/15/25	33,110

150,000	Beacon Roofing Supply, Inc.* 4.875%, 11/01/25	132,607

	Cascades, Inc. /Cascades USA, Inc.*
75,000	5.125%, 01/15/26	75,560
50,000	5.375%, 01/15/28	50,765

148	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

High Income Opportunities Fund    Schedule of Investments April 30, 2020 (Unaudited)

PRINCIPAL AMOUNT		VALUE

	Covanta Holding Corp.
160,000	5.875%, 03/01/24	$158,697
45,000	5.875%, 07/01/25	43,580

155,000	Delphi Technologies, PLC* 5.000%, 10/01/25	145,123

23,000	Delta Air Lines, Inc.*^ 7.000%, 05/01/25	23,621

45,000	EnerSys* 4.375%, 12/15/27	43,659

200,000	Fly Leasing, Ltd. 5.250%, 10/15/24	163,982

	Golden Nugget, Inc.*
155,000	8.750%, 10/01/25	89,688
135,000	6.750%, 10/15/24	106,634

50,000	Granite US Holdings Corp.* 11.000%, 10/01/27	42,634

60,000	Graphic Packaging International, LLC* 4.750%, 07/15/27	62,125

155,000	Great Lakes Dredge & Dock Corp. 8.000%, 05/15/22	158,425

165,000	H&E Equipment Services, Inc.^ 5.625%, 09/01/25	157,380

125,000	Herc Holdings, Inc.* 5.500%, 07/15/27	118,654

	Hertz Corp.*
97,000	6.000%, 01/15/28	17,727
62,000	7.625%, 06/01/22	23,695

	Howmet Aerospace, Inc.
115,000	5.125%, 10/01/24	111,317
40,000	6.875%, 05/01/25	40,992

150,000	Jeld-Wen, Inc.* 4.625%, 12/15/25	135,316

47,000	KeHE Distributors, LLC / KeHE Finance Corp.* 8.625%, 10/15/26	49,882

205,000	Meritor, Inc. 6.250%, 02/15/24	201,798

60,000	Moog, Inc.* 4.250%, 12/15/27	56,600

120,000	Nationstar Mortgage Holdings, Inc.* 6.000%, 01/15/27	103,351

	Navistar International Corp.*
80,000	6.625%, 11/01/25	68,639
45,000	9.500%, 05/01/25	47,228

95,000	Novelis Corp.* 4.750%, 01/30/30	84,376

175,000	Park-Ohio Industries, Inc.^ 6.625%, 04/15/27	135,009

50,000	Patrick Industries, Inc.* 7.500%, 10/15/27	47,063

80,000	Scientific Games International, Inc.* 5.000%, 10/15/25	69,949

	Station Casinos, LLC*
145,000	4.500%, 02/15/28	116,195
124,000	5.000%, 10/01/25	103,486

PRINCIPAL AMOUNT		VALUE

105,000	Tennant Company 5.625%, 05/01/25	$105,171

	TransDigm, Inc.
195,000	7.500%, 03/15/27	177,996
125,000	6.250%, 03/15/26*	123,101

	United Rentals North America, Inc.
75,000	5.875%, 09/15/26	77,250
55,000	6.500%, 12/15/26	57,747

75,000	Waste Pro USA, Inc.* 5.500%, 02/15/26	74,915

115,000	XPO Logistics, Inc.* 6.750%, 08/15/24	118,695

		4,767,363

	Information Technology (1.8%)
50,000	CDK Global, Inc.* 5.250%, 05/15/29	51,003

130,000	CommScope Technologies, LLC* 6.000%, 06/15/25	116,022

	Dell International, LLC / EMC Corp.*
70,000	6.100%, 07/15/27^	76,878
40,000	5.850%, 07/15/25	43,705

48,000	Fair Isaac Corp.* 4.000%, 06/15/28	47,740

75,000	MTS Systems Corp.* 5.750%, 08/15/27	71,004

72,000	Open Text Corp.* 3.875%, 02/15/28	70,440

66,000	PTC, Inc.* 4.000%, 02/15/28	64,692

150,000	Vericast Corp.* 8.375%, 08/15/22	109,264

		650,748

	Materials (4.0%)
47,000	Allegheny Technologies, Inc.^ 5.875%, 12/01/27	39,455

75,000	ArcelorMittal, SA 7.000%, 10/15/39	78,693

200,000	Ardagh Packaging Finance, PLC / Ardagh Holdings USA, Inc.* 6.000%, 02/15/25	200,704

55,000	Baffinland Iron Mines Corp. / Baffinland Iron Mines, LP* 8.750%, 07/15/26	48,445

25,000	Compass Minerals International, Inc.* 6.750%, 12/01/27	24,781

	Freeport-McMoRan, Inc.
65,000	5.000%, 09/01/27	63,156
48,000	5.450%, 03/15/43	44,257
45,000	5.400%, 11/14/34	41,979

200,000	INEOS Group Holdings, SA*^ 5.625%, 08/01/24	194,297

85,000	JW Aluminum Continuous Cast Company* 10.250%, 06/01/26	87,422

See accompanying Notes to Schedule of Investments	www.calamos.com	149

High Income Opportunities Fund    Schedule of Investments April 30, 2020 (Unaudited)

PRINCIPAL AMOUNT		VALUE

	Kaiser Aluminum Corp.*
75,000	4.625%, 03/01/28	$70,085
40,000	6.500%, 05/01/25	40,798

25,000	Mineral Resources, Ltd.* 8.125%, 05/01/27	25,676

140,000	New Gold, Inc.* 6.375%, 05/15/25	135,084

25,000	Norbord, Inc.* 5.750%, 07/15/27	22,911

205,000	PBF Holding Company, LLC / PBF Finance Corp. 7.250%, 06/15/25	157,579

23,000	Polyone Corp.* 5.750%, 05/15/25	23,304

110,000	Silgan Holdings, Inc.* 4.125%, 02/01/28	108,376

75,000	Univar Solutions USA, Inc.* 5.125%, 12/01/27	74,648

		1,481,650

	Real Estate (0.9%)
130,000	CBL & Associates, LP 5.250%, 12/01/23	35,485

	Forestar Group, Inc.*
125,000	8.000%, 04/15/24	123,354
67,000	5.000%, 03/01/28	58,638

125,000	Service Properties Trust 4.350%, 10/01/24	105,135

		322,612

	Utilities (1.3%)
72,000	Calpine Corp.* 4.500%, 02/15/28	70,009

25,000	NextEra Energy Operating Partners, LP* 4.250%, 07/15/24	25,296

179,000	PPL Capital Funding, Inc.‡ 4.040%, 03/30/67 3 mo. USD LIBOR + 2.67%	135,840

	Talen Energy Supply, LLC*
55,000	10.500%, 01/15/26	45,463
25,000	7.250%, 05/15/27	24,801

150,000	TerraForm Power Operating, LLC* 5.000%, 01/31/28	157,747

		459,156

	TOTAL CORPORATE BONDS (Cost $33,670,017)	28,577,518

CONVERTIBLE BONDS (1.5%)
	Communication Services (0.0%)
47,000	Intelsat, SA 4.500%, 06/15/25	8,898

	Consumer Discretionary (1.0%)
244,000	DISH Network Corp. 2.375%, 03/15/24	205,865

PRINCIPAL AMOUNT		VALUE

	Liberty Interactive, LLC
125,000	3.750%, 02/15/30	$82,771
120,000	4.000%, 11/15/29	80,949

		369,585

	Energy (0.1%)
47,000	Denbury Resources, Inc.* 6.375%, 12/31/24	20,810

	Financials (0.3%)
125,000	Prospect Capital Corp.^ 4.950%, 07/15/22	119,751

	Industrials (0.1%)
45,000	Patrick Industries, Inc. 1.000%, 02/01/23	37,170

	TOTAL CONVERTIBLE BONDS (Cost $653,343)	556,214

BANK LOANS (12.2%)¡
	Communication Services (2.3%)

124,375	Clear Channel Outdoor Holdings, Inc.‡ 4.260%, 08/21/26 3 mo. LIBOR + 3.50%	108,673

124,043	Frontier Communications Corp.‡ 5.350%, 06/15/24 3 mo. LIBOR + 3.75%	121,263

94,763	iHeartCommunications, Inc.‡ 3.404%, 05/01/26 1 mo. LIBOR + 3.00%	85,523

233,900	Intelsat Jackson Holdings, SA 6.625%, 01/02/24	234,229

125,000	Intelsat Jackson Holdings, SA‡ 6.750%, 01/02/24 3 mo. PRIME + 3.50%	124,167

70,000	Parexel International Corp.‡ 3.154%, 09/27/24 1 mo. LIBOR + 2.75%	64,500

109,725	Terrier Media Buyer, Inc.‡ 5.700%, 12/17/26 3 mo. LIBOR + 4.25%	102,579

		840,934

	Consumer Discretionary (2.2%)
99,433	Michaels Stores, Inc.‡ 3.534%, 01/30/23 3 mo. LIBOR + 2.50%	82,616

329,099	PetSmart, Inc.‡ 5.000%, 03/11/22 6 mo. LIBOR + 4.00%	320,323

174,123	Staples, Inc.‡ 6.016%, 04/16/26 1 mo. LIBOR + 5.00%	140,023

246,769	Weight Watchers International, Inc.‡ 5.500%, 11/29/24 1 mo. LIBOR + 4.75%	241,526

		784,488

150	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

High Income Opportunities Fund    Schedule of Investments April 30, 2020 (Unaudited)

PRINCIPAL AMOUNT		VALUE

	Energy (0.7%)
100,000	Epic Crude Services, LP‡ 6.620%, 03/02/26 3 mo. LIBOR + 5.00%	$61,800

147,748	McDermott Technology Americas, Inc.‡ 7.250%, 05/09/25 3 mo. LIBOR + 4.00%	51,096

30,404	McDermott Technology Americas, Inc.‡ 10.647%, 10/21/20 3 mo. LIBOR + 9.00%	29,066

13,598	McDermott Technology Americas, Inc.‡ 10.370%, 10/21/20 3 mo. LIBOR + 9.00%	13,000

123,355	Par Pacific Holdings, Inc.‡ 7.969%, 01/12/26 3 mo. LIBOR + 6.75%	94,983

		249,945

	Financials (0.5%)

130,000	Connect Finco Sarl‡ 5.500%, 12/11/26 3 mo. LIBOR + 3.75%	120,684

76,194	GLP Financing, LLC‡ 2.516%, 04/28/21 1 mo. LIBOR + 1.50%	74,670

		195,354

	Health Care (3.2%)
270,124	Amneal Pharmaceuticals, LLC‡ 3.938%, 05/04/25 1 mo. LIBOR + 3.50%	243,815

164,577	Endo International, PLC‡ 5.000%, 04/29/24 1 mo. LIBOR + 4.25%	150,948

167,794	Gentiva Health Services, Inc.‡ 3.688%, 07/02/25 1 mo. LIBOR + 3.25%	158,985

255,882	Mallinckrodt International Finance, SA‡ 4.200%, 09/24/24 3 mo. LIBOR + 2.75%	181,677

263,656	Ortho Clinical Diagnostics, SA‡ 4.266%, 06/30/25 1 mo. LIBOR + 3.25%	235,972

268,766	Team Health Holdings, Inc.‡ 3.750%, 02/06/24 1 mo. LIBOR + 2.75%	199,615

		1,171,012

	Industrials (1.9%)

198,500	Berry Global, Inc.‡ 2.829%, 07/01/26 1 mo. LIBOR + 2.00%	190,264

98,750	BW Gas & Convenience Holdings, LLC‡ 6.880%, 11/18/24 1 mo. LIBOR + 6.25%	89,986

PRINCIPAL AMOUNT		VALUE

95,000	Dun & Bradstreet Corp.‡ 4.487%, 02/06/26 1 mo. LIBOR + 4.00%	$89,348

99,500	Granite US Holdings Corp.‡ 6.322%, 09/30/26 6 mo. LIBOR + 5.25%	81,590

123,734	Navistar International Corp.‡ 4.220%, 11/06/24 1 mo. LIBOR + 3.50%	113,005

154,606	Scientific Games International, Inc.‡ 3.522%, 08/14/24 6 mo. LIBOR + 2.75%	128,688

		692,881

	Information Technology (1.2%)
246,875	BMC Software Finance, Inc.‡ 4.654%, 10/02/25 1 mo. LIBOR + 4.25%	214,473

124,688	Camelot U.S. Acquisition 1 Company‡ 3.654%, 10/31/26 1 mo. LIBOR + 3.25%	120,012

121,835	VFH Parent, LLC‡ 3.864%, 03/01/26 1 mo. LIBOR + 3.00%	118,515

		453,000

	Materials (0.2%)

80,000	Innophos, Inc.‡ 4.614%, 02/04/27 1 mo. LIBOR + 3.75%	76,400

	TOTAL BANK LOANS (Cost $5,055,186)	4,464,014

NUMBER OF SHARES		VALUE

CONVERTIBLE PREFERRED STOCKS (0.7%)
	Energy (0.7%)
	NuStar Energy, LP‡
6,130	7.625%, 06/15/22 3 mo. USD LIBOR + 5.64%	98,693
3,692	8.500%, 12/15/21 3 mo. USD LIBOR + 6.77%	63,871
4,185	NuStar Logistics, LP‡ 7.953%, 01/15/43 3 mo. USD LIBOR + 6.73%	79,850

	TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $362,419)	242,414

COMMON STOCKS (1.0%)
	Communication Services (0.1%)
1,527	Cumulus Media, Inc. - Class A#	6,764

1,140	Loral Space & Communications, Inc.#	25,080

		31,844

See accompanying Notes to Schedule of Investments	www.calamos.com	151

High Income Opportunities Fund    Schedule of Investments April 30, 2020 (Unaudited)

NUMBER OF SHARES		VALUE

	Energy (0.9%)

215	Chevron Corp.	$19,780

6,100	Energy Transfer, LP	51,240

4,645	Enterprise Products Partners, LP	81,566

1,525	GasLog, Ltd.	7,046

1,840	Magellan Midstream Partners, LP	75,679

790	Schlumberger, Ltd.	13,288

2,675	Targa Resources Corp.	34,668

4,769	Tidewater, Inc.#	27,469

5,504	Transocean, Ltd.^#	7,045

1,565	Weatherford International, PLC#	7,043

965	Williams Companies, Inc.	18,692

		343,516

	TOTAL COMMON STOCKS (Cost $808,305)	375,360

SHORT TERM INVESTMENTS (5.1%)

924,310	Fidelity Prime Money Market Fund - Institutional Class, 0.490%***	925,142

924,745	Morgan Stanley Institutional Liquidity Funds - Government Portfolio, 0.150%***	924,745

	TOTAL SHORT TERM INVESTMENTS (Cost $1,849,611)	1,849,887

NUMBER OF SHARES/ PRINCIPAL AMOUNT		VALUE

INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED (8.0%)
2,937,720	State Street Navigator Securities Lending Government Money Market Portfolio† (Cost $2,937,720)	2,937,720

TOTAL INVESTMENTS (106.6%) (Cost $45,336,601)		39,003,127

PAYABLE UPON RETURN OF SECURITIES ON LOAN (-8.0%)		(2,937,720)

OTHER ASSETS, LESS LIABILITIES (1.4%)		521,708

NET ASSETS (100.0%)		$36,587,115

NOTES TO SCHEDULE OF INVESTMENTS

*

Securities issued and sold pursuant to a Rule 144A transaction are excepted from the registration requirement of the Securities Act of 1933, as amended. These securities may only be sold to qualified institutional buyers (“QIBs”), such as the Fund. Any resale of these securities must generally be effected through a sale that is registered under the Act or otherwise exempted from such registration requirements.

^	Security, or portion of security, is on loan.

@	In default status and considered non-income producing.

‡	Variable rate security. The rate shown is the rate in effect at April 30, 2020.

#	Non-income producing security.

¡	Bank loans generally are subject to mandatory and/or optional prepayment. As a result, the actual remaining maturity of bank loans may be substantially less than the stated maturities shown.

***	The rate disclosed is the 7 day net yield as of April 30, 2020.

†	Represents investment of cash collateral received from securities on loan as of April 30, 2020.

152	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT	See accompanying Notes to Financial Statements

Short-Term Bond Fund    Schedule of Investments April 30, 2020 (Unaudited)

PRINCIPAL AMOUNT		VALUE

CORPORATE BONDS (74.4%)
	Airlines (1.1%)
463,581	Air Canada Pass Through Trust Series 2013-1, Class B* 5.375%, 11/15/22	$415,677

198,776	Air Canada Pass Through Trust Series 2015-1, Class B* 3.875%, 09/15/24	171,658

336,666	Air Canada Pass Through Trust Series 2015-2, Class B* 5.000%, 06/15/25	320,780

178,474	American Airlines Pass Through Trust Series 2013-2, Class B* 5.600%, 01/15/22	175,445

315,689	British Airways Pass Through Trust Series 2013-1, Class A* 4.625%, 12/20/25	303,169

322,398	Southwest Airlines Company Pass Through Trust Series 2007-1 6.650%, 08/01/22	317,497

457,029	UAL Pass Through Trust Series 2007-1 6.636%, 01/02/24	395,367

		2,099,593

	Communication Services (3.7%)
500,000	Activision Blizzard, Inc. 2.300%, 09/15/21	507,570

	AT&T, Inc.
250,000	2.800%, 02/17/21	253,223
225,000	2.450%, 06/30/20	225,209

223,000	Charter Communications Operating, LLC / Charter Communications Operating Capital 4.464%, 07/23/22	235,438

	Crown Castle Towers, LLC*
690,000	3.222%, 05/15/42	700,498
300,000	3.720%, 07/15/43	311,168

	CSC Holdings, LLC*
250,000	6.625%, 10/15/25	261,986
245,000	10.875%, 10/15/25	265,345

500,000	Electronic Arts, Inc. 3.700%, 03/01/21	510,182

500,000	Fox Corp. 3.666%, 01/25/22	519,235

500,000	Hughes Satellite Systems Corp. 7.625%, 06/15/21	519,785

	Netflix, Inc.
250,000	5.500%, 02/15/22	260,508
250,000	5.375%, 02/01/21	255,585

250,000	Qwest Corp. 6.750%, 12/01/21	261,550

220,000	SBA Communications Corp. 4.000%, 10/01/22	221,641

875,000	Sirius XM Radio, Inc.* 3.875%, 08/01/22	881,212

PRINCIPAL AMOUNT		VALUE

187,500	Sprint Spectrum Company, LLC / Sprint Spectrum Company II, LLC / Sprint Spectrum Company III, LLC* 3.360%, 03/20/23	$188,338

250,000	T-Mobile USA, Inc. 4.000%, 04/15/22	255,935

500,000	Verizon Communications, Inc. 3.125%, 03/16/22	522,030

		7,156,438

	Consumer Discretionary (9.6%)
	American Honda Finance Corp.
500,000	2.200%, 06/27/22	502,527
250,000	3.150%, 01/08/21	252,283
250,000	1.950%, 05/10/23	248,460

	BMW US Capital, LLC*
250,000	3.100%, 04/12/21	251,535
250,000	2.950%, 04/14/22^	253,420
250,000	2.000%, 04/11/21	248,888

	Cargill, Inc.*
500,000	3.250%, 11/15/21	517,332
250,000	3.050%, 04/19/21	255,155

500,000	CCO Holdings, LLC / CCO Holdings Capital Corp.* 5.875%, 04/01/24	515,752

130,778	Continental Airlines Pass Through Trust Series 2012-2, Class B 5.500%, 04/29/22	132,869

250,000	D.R. Horton, Inc. 2.550%, 12/01/20	250,270

	Daimler Finance North America, LLC*
500,000	3.000%, 02/22/21	500,337
250,000	3.400%, 02/22/22	250,863

505,482	Delta Air Lines Pass Through Trust Series 2007-1, Class A 6.821%, 02/10/24	484,654

222,251	Delta Air Lines Pass Through Trust Series 2007-1, Class B 8.021%, 02/10/24	206,825

259,769	Delta Air Lines Pass Through Trust Series 2012-1, Class A 4.750%, 11/07/21	259,582

	Expedia Group, Inc.
752,000	5.950%, 08/15/20	757,084
250,000	7.000%, 05/01/25*	255,828

	Ford Motor Credit Company, LLC
750,000	3.339%, 03/28/22	694,140
250,000	3.350%, 11/01/22	228,464

	General Motors Financial Company, Inc.
400,000	3.200%, 07/06/21	393,022
250,000	3.200%, 07/13/20	249,245

300,000	Hanesbrands, Inc.* 5.375%, 05/15/25	300,000

500,000	Harley-Davidson Financial Services, Inc.* 3.550%, 05/21/21	500,310

See accompanying Notes to Schedule of Investments	www.calamos.com	153

Short-Term Bond Fund    Schedule of Investments April 30, 2020 (Unaudited)

PRINCIPAL AMOUNT		VALUE

	Hasbro, Inc.
750,000	3.150%, 05/15/21^	$758,051
500,000	2.600%, 11/19/22	505,260

250,000	International Game Technology, PLC* 6.250%, 02/15/22	244,826

	Lennar Corp.
500,000	4.750%, 11/15/22	512,722
250,000	6.250%, 12/15/21	257,096
150,000	8.375%, 01/15/21	155,118

	Marriott International, Inc.‡
500,000	1.649%, 03/08/21 3 mo. USD LIBOR + 0.65%	483,462

250,000	2.180%, 12/01/20 3 mo. USD LIBOR + 0.60%	245,800

250,000	MGM Resorts International 6.000%, 03/15/23	243,249

500,000	Newell Brands, Inc. 4.350%, 04/01/23	511,310

750,000	Nissan Motor Acceptance Corp.* 2.150%, 07/13/20	746,996

500,000	Panasonic Corp.* 2.536%, 07/19/22	505,085

500,000	Penske Automotive Group, Inc. 3.750%, 08/15/20	495,865

500,000	Penske Truck Leasing Company, LP / PTL Finance Corp.* 3.650%, 07/29/21	506,522

525,000	PulteGroup, Inc. 4.250%, 03/01/21	532,240

500,000	Service Corp. International 8.000%, 11/15/21	528,550

250,000	Target Corp. 2.250%, 04/15/25	263,205

605,000	Taylor Morrison Communities, Inc.* 5.875%, 04/15/23	586,257

355,000	Toll Brothers Finance Corp. 5.875%, 02/15/22	365,945

500,000	Toyota Motor Corp. 2.157%, 07/02/22	508,500

	Toyota Motor Credit Corp.

250,000	2.900%, 03/30/23	261,615

250,000	2.650%, 04/12/22^	256,828

534,629	US Airways Pass Through Trust Series 2012-2, Class B 6.750%, 12/03/22	429,489

		18,412,836

	Consumer Staples (3.0%)
500,000	Altria Group, Inc. 3.490%, 02/14/22	516,580

133,000	Anheuser-Busch InBev Worldwide, Inc. 2.500%, 07/15/22	137,036

250,000	Archer-Daniels-Midland Company 3.375%, 03/15/22	260,410

PRINCIPAL AMOUNT		VALUE

100,000	Conagra Brands, Inc.‡ 1.820%, 10/09/20 3 mo. USD LIBOR + 0.50%	$99,726

250,000	Constellation Brands, Inc. 2.250%, 11/06/20	252,355

516,000	General Mills, Inc. 3.200%, 04/16/21	523,895

750,000	JBS USA LUX, SA / JBS USA Finance, Inc.* 5.875%, 07/15/24	767,276

653,000	Land O’Lakes, Inc.* 6.000%, 11/15/22	675,369

350,000	McCormick & Company, Inc. 2.700%, 08/15/22	359,375

	Mondelez International Holdings Netherlands, BV*
500,000	2.000%, 10/28/21	505,137
250,000	2.125%, 09/19/22	254,186

250,000	PepsiCo, Inc. 2.250%, 03/19/25	264,855

350,000	Unilever Capital Corp. 4.250%, 02/10/21	359,585

685,000	WM Wrigley Jr. Company* 3.375%, 10/21/20	690,864

		5,666,649

	Energy (3.3%)
750,000	Baltimore Gas & Electric Company 2.800%, 08/15/22	782,741

300,000	CenterPoint Energy Houston Electric, LLC 1.850%, 06/01/21	302,298

313,000	Continental Resources, Inc. 5.000%, 09/15/22	294,395

500,000	DCP Midstream Operating, LP* 4.750%, 09/30/21	475,870

	Enterprise Products Operating, LLC
250,000	3.500%, 02/01/22	256,724
125,000	2.850%, 04/15/21	125,179

500,000	Halliburton Company 3.250%, 11/15/21	498,783

225,000	Magellan Midstream Partners, LP 4.250%, 02/01/21	226,970

750,000	Midwest Connector Capital Company, LLC* 3.625%, 04/01/22	732,289

1,000,000	Occidental Petroleum Corp. 2.700%, 08/15/22	871,380

250,000	ONEOK, Inc. 2.750%, 09/01/24	226,756

500,000	Phillips 66 4.300%, 04/01/22	521,580

500,000	Saudi Arabian Oil Company* 2.750%, 04/16/22	505,570

154	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

Short-Term Bond Fund    Schedule of Investments April 30, 2020 (Unaudited)

PRINCIPAL AMOUNT		VALUE

500,000	TransCanada PipeLines, Ltd. 3.800%, 10/01/20	$503,632

		6,324,167

	Financials (29.7%)
	AerCap Ireland Capital DAC / AerCap Global Aviation Trust
500,000	2.875%, 08/14/24	422,375
150,000	4.450%, 12/16/21	142,603

355,000	AerCap Ireland Capital, Ltd. / AerCap Global Aviation Trust 4.625%, 10/30/20	351,276

250,000	AIG Global Funding* 2.300%, 07/01/22	254,518

	Ally Financial, Inc.
500,000	4.125%, 02/13/22	508,012
250,000	4.250%, 04/15/21	252,069

	American Express Company
250,000	3.700%, 11/05/21	257,550
250,000	3.000%, 02/22/21	253,030
250,000	2.750%, 05/20/22	256,314

	American International Group, Inc.
500,000	3.300%, 03/01/21	507,512
250,000	4.875%, 06/01/22	266,824

1,051,000	Ameriprise Financial, Inc. 3.000%, 03/22/22	1,085,294

	Aon Corp.
500,000	2.200%, 11/15/22	510,345
350,000	5.000%, 09/30/20	354,851

680,000	Ares Capital Corp. 3.500%, 02/10/23	649,363

1,000,000	Asian Development Bank 1.625%, 03/16/21	1,010,990

750,000	Aviation Capital Group, LLC* 2.875%, 01/20/22	649,639

608,000	Axis Specialty Finance, LLC 5.875%, 06/01/20	610,195

	Bank of America Corp.‡
500,000	2.369%, 07/21/21 3 mo. USD LIBOR + 0.66%	500,475

250,000	2.456%, 10/22/25 3 mo. USD LIBOR + 0.87%	256,456

	Bank of Montreal
500,000	2.900%, 03/26/22	515,000
500,000	2.050%, 11/01/22	508,982
250,000	2.100%, 06/15/20	250,443

	Bank of New York Mellon Corp.
500,000	1.950%, 08/23/22	508,667
250,000	2.450%, 11/27/20	251,781

	Bank of Nova Scotia
500,000	2.500%, 01/08/21	505,790
500,000	2.375%, 01/18/23	514,020
250,000	1.950%, 02/01/23	252,996

400,000	BP Capital Markets, PLC 3.561%, 11/01/21	410,872

PRINCIPAL AMOUNT		VALUE

	Buffalo State College Foundation Housing Corp.
450,000	2.100%, 11/01/22	$456,576
400,000	2.000%, 11/01/21	404,970

500,000	Capital One Financial Corp. 3.450%, 04/30/21	507,635

500,000	Capital One N.A. 2.150%, 09/06/22	499,077

	Caterpillar Financial Services Corp.
400,000	3.350%, 12/07/20^	405,220
250,000	2.950%, 02/26/22	258,388
250,000	2.650%, 05/17/21	254,224

500,000	Citibank, N.A.‡ 3.165%, 02/19/22 3 mo. USD LIBOR + 0.53%	506,325

250,000	Citigroup, Inc.‡ 2.312%, 11/04/22 SOFR Plus + 0.87%	252,071

250,000	Citizens Bank, N.A. 3.250%, 02/14/22	256,485

500,000	Comerica Bank 2.500%, 06/02/20	500,525

475,000	Credit Acceptance Corp.* 5.125%, 12/31/24	418,223

625,000	Credit Suisse AG 2.100%, 11/12/21	632,044

750,000	Danske Bank, A/S*‡ 3.001%, 09/20/22 3 mo. USD LIBOR + 1.25%	753,037

	Discover Bank
500,000	3.100%, 06/04/20	500,042
250,000	2.450%, 09/12/24	245,271

500,000	ERP Operating, LP 4.625%, 12/15/21	523,527

500,000	Essex Portfolio, LP 3.625%, 08/15/22	514,315

500,000	Fifth Third Bancorp 4.300%, 01/16/24	535,470

500,000	Fifth Third Bank 2.875%, 10/01/21	510,297

500,000	FNB Corp. 2.200%, 02/24/23	499,210

1,000,000	Franklin Resources, Inc. 2.800%, 09/15/22	1,039,175

	Goldman Sachs Group, Inc.
500,000	3.000%, 04/26/22	506,827
225,000	2.625%, 04/25/21	227,516
150,000	5.750%, 01/24/22	160,614

250,000	HAT Holdings I, LLC / HAT Holdings II, LLC* 5.250%, 07/15/24	249,491

500,000	Huntington National Bank 1.800%, 02/03/23	504,635

	Hyundai Capital America*
250,000	3.950%, 02/01/22	251,668

See accompanying Notes to Schedule of Investments	www.calamos.com	155

Short-Term Bond Fund    Schedule of Investments April 30, 2020 (Unaudited)

PRINCIPAL AMOUNT		VALUE

250,000	3.000%, 06/20/22	$246,943
250,000	2.375%, 02/10/23	240,913

	Inter-American Development Bank
1,000,000	1.750%, 04/14/22	1,026,705
1,000,000	1.750%, 03/14/25	1,056,470

1,000,000	0.771%, 03/15/22‡ 3 mo. USD LIBOR + 0.03%	999,955

	International Bank for Reconstruction & Development
1,000,000	1.625%, 02/10/22	1,022,150
1,000,000	1.625%, 01/15/25	1,049,995

100,000	International Lease Finance Corp. 4.625%, 04/15/21	98,845

	Iron Mountain, Inc.
175,000	4.375%, 06/01/21*	175,406
150,000	6.000%, 08/15/23	152,149

500,000	KeyCorp 2.900%, 09/15/20	501,897

2,000,000	Kreditanstalt fuer Wiederaufbau 2.500%, 02/15/22	2,076,140

500,000	Lloyds Banking Group, PLC‡ 2.858%, 03/17/23 3 mo. USD LIBOR + 1.25%	506,005

250,000	Macquarie Bank, Ltd.* 2.100%, 10/17/22	252,663

650,000	Macquarie Group, Ltd.*‡ 4.150%, 03/27/24 3 mo. USD LIBOR + 1.33%	686,322

250,000	Marsh & McLennan Companies, Inc. 4.800%, 07/15/21	259,018

500,000	Metropolitan Life Global Funding I* 3.375%, 01/11/22	519,940

750,000	Mitsubishi UFJ Financial Group, Inc. 3.218%, 03/07/22	771,154

750,000	Mizuho Financial Group, Inc.‡ 2.721%, 07/16/23 3 mo. USD LIBOR + 0.84%	762,675

	National Bank of Canada
500,000	2.150%, 10/07/22*	506,840
500,000	2.100%, 02/01/23	505,327

500,000	National Securities Clearing Corp.* 1.200%, 04/23/23	500,282

500,000	NatWest Markets, PLC* 3.625%, 09/29/22	517,217

500,000	Navient Corp. 5.875%, 03/25/21	492,682

1,000,000	Oesterreichische Kontrollbank, AG 1.500%, 02/12/25	1,039,100

	PACCAR Financial Corp.
500,000	2.850%, 03/01/22	515,415
500,000	2.000%, 09/26/22	508,527

	PNC Bank, N.A.
500,000	2.500%, 01/22/21	505,467

250,000	2.232%, 07/22/22‡ 3 mo. USD LIBOR + 0.44%	253,158

PRINCIPAL AMOUNT		VALUE

250,000	PNC Financial Services Group, Inc. 2.200%, 11/01/24	$259,231

250,000	Prudential Financial, Inc. 4.500%, 11/16/21	262,057

1,000,000	Reliance Standard Life Global Funding II* 3.850%, 09/19/23	1,048,195

	Royal Bank of Canada
500,000	2.500%, 01/19/21	505,942
250,000	2.800%, 04/29/22	257,460
250,000	1.950%, 01/17/23	253,720

750,000	Santander Holdings USA, Inc. 3.700%, 03/28/22	761,389

	SBA Tower Trust*
500,000	3.168%, 04/09/47	508,355
260,000	3.156%, 10/10/45	260,360
165,000	3.722%, 04/09/48	169,349

	Shell International Finance, BV
500,000	1.875%, 05/10/21	502,535
250,000	2.000%, 11/07/24	252,714

750,000	Silversea Cruise Finance, Ltd.* 7.250%, 02/01/25	675,229

	Skandinaviska Enskilda Banken, AB*
750,000	3.050%, 03/25/22	775,069
250,000	2.200%, 12/12/22	253,773

200,000	Springleaf Finance Corp. 6.125%, 05/15/22	197,726

500,000	Starwood Property Trust, Inc. 3.625%, 02/01/21	479,485

	State Street Corp.‡
500,000	2.354%, 11/01/25 SOFR plus + 0.94%	519,557

250,000	2.825%, 03/30/23* SOFR plus + 2.69%	257,248

1,000,000	Svensk Exportkredit, AB 2.375%, 03/09/22	1,033,975

	Toronto-Dominion Bank
350,000	2.550%, 01/25/21	354,433
150,000	3.150%, 09/17/20	151,390

500,000	Travelers Companies, Inc. 3.900%, 11/01/20	507,832

250,000	Truist Bank 2.800%, 05/17/22	258,323

250,000	Truist Financial Corp. 3.050%, 06/20/22	258,548

	Truist Financial Corp.
500,000	2.900%, 03/03/21	506,790
250,000	2.200%, 03/16/23	255,744

	USAA Capital Corp.*
500,000	1.500%, 05/01/23	504,305
250,000	2.625%, 06/01/21	254,288

500,000	Ventas Realty, LP 3.125%, 06/15/23	494,910

500,000	VICI Properties, LP / VICI Note Company, Inc.* 3.500%, 02/15/25	474,677

156	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

Short-Term Bond Fund    Schedule of Investments April 30, 2020 (Unaudited)

PRINCIPAL AMOUNT		VALUE

100,000	Weingarten Realty Investors^ 3.375%, 10/15/22	$99,621

500,000	Zions Bancorporation, N.A. 3.350%, 03/04/22	500,820

		56,795,510

	Health Care (5.3%)

	AbbVie, Inc.
250,000	3.375%, 11/14/21	258,133
250,000	2.500%, 05/14/20	250,098
250,000	2.300%, 11/21/22*	256,268

750,000	Acadia Healthcare Company, Inc. 5.625%, 02/15/23	719,175

250,000	Amgen, Inc. 2.125%, 05/01/20	250,000

	AstraZeneca, PLC
500,000	2.375%, 11/16/20	503,165
250,000	2.375%, 06/12/22	256,639

250,000	Baxter International, Inc.* 3.750%, 10/01/25	279,001

	Bristol-Myers Squibb Company*
500,000	2.875%, 08/15/20^	502,683
250,000	3.550%, 08/15/22	264,441

	Centene Corp.
500,000	4.750%, 05/15/22	507,697
250,000	4.750%, 01/15/25*	257,894

500,000	DaVita, Inc.^ 5.125%, 07/15/24	508,180

750,000	Elanco Animal Health, Inc. 4.662%, 08/27/21	769,061

	Gilead Sciences, Inc.
500,000	3.250%, 09/01/22	524,227
250,000	2.550%, 09/01/20	251,446

	GlaxoSmithKline Capital, PLC
500,000	2.850%, 05/08/22	519,307
100,000	2.054%, 05/14/21‡ 3 mo. USD LIBOR + 0.35%	99,801

167,000	HCA, Inc. 4.750%, 05/01/23	178,256

250,000	McKesson Corp. 3.650%, 11/30/20	253,204

	Tenet Healthcare Corp.
500,000	4.625%, 09/01/24*^	492,838
450,000	4.625%, 07/15/24	445,331

1,125,000	Teva Pharmaceutical Finance Netherlands III, BV 2.200%, 07/21/21	1,098,489

100,000	UnitedHealth Group, Inc.‡ 1.001%, 06/15/21 3 mo. USD LIBOR + 0.26%	99,360

	Zoetis, Inc.
254,000	3.450%, 11/13/20	254,038
250,000	3.250%, 08/20/21	256,194

		10,054,926

PRINCIPAL AMOUNT		VALUE

	Industrials (6.8%)

200,000	3M Company 3.000%, 09/14/21	$205,918

	Air Lease Corp.
520,000	3.500%, 01/15/22	493,160
250,000	2.250%, 01/15/23	233,530
200,000	3.375%, 06/01/21	192,608

500,000	Aircastle, Ltd. 5.500%, 02/15/22	481,148

500,000	Albertsons Companies, Inc. / Safeway, Inc. / New Albertsons, LP / Albertsons, LLC* 3.500%, 02/15/23	495,875

500,000	Alimentation Couche-Tard, Inc.* 2.700%, 07/26/22	503,237

250,000	American Airlines Group, Inc.*^ 5.000%, 06/01/22	142,236

500,000	Avolon Holdings Funding, Ltd.* 3.625%, 05/01/22	458,498

500,000	BMW Finance, NV* 2.250%, 08/12/22	500,140

250,000	Boeing Company^ 2.300%, 08/01/21	245,816

500,000	Equifax, Inc. 3.300%, 12/15/22	514,445

250,000	FedEx Corp. 3.400%, 01/14/22	257,915

400,000	Fly Leasing, Ltd. 5.250%, 10/15/24	327,964

100,000	GATX Corp.‡ 2.461%, 11/05/21 3 mo. USD LIBOR + 0.72%	97,316

100,000	General Dynamics Corp.‡ 2.111%, 05/11/21 3 mo. USD LIBOR + 0.38%	99,742

500,000	Great Lakes Dredge & Dock Corp. 8.000%, 05/15/22	511,050

135,084	Hawaiian Airlines Pass Through Certificates Series 2013-1, Class B 4.950%, 07/15/23	120,271

140,000	Hertz Corp.* 7.625%, 06/01/22	53,505

250,000	Huntington Ingalls Industries, Inc.* 3.844%, 05/01/25	263,149

	John Deere Capital Corp.
500,000	3.200%, 01/10/22^	517,782
250,000	2.950%, 04/01/22	258,999

500,000	Meritor, Inc. 6.250%, 02/15/24	492,190

500,000	Norfolk Southern Corp. 3.250%, 12/01/21	513,785

500,000	Otis Worldwide Corp.*‡ 2.088%, 04/05/23 3 mo. USD LIBOR + .45%	486,367

See accompanying Notes to Schedule of Investments	www.calamos.com	157

Short-Term Bond Fund    Schedule of Investments April 30, 2020 (Unaudited)

PRINCIPAL AMOUNT		VALUE

	Park Aerospace Holdings, Ltd.*
250,000	5.250%, 08/15/22	$229,774
250,000	3.625%, 03/15/21	235,596

250,000	QVC, Inc. 5.125%, 07/02/22	245,368

500,000	Roper Technologies, Inc. 2.800%, 12/15/21	510,907

500,000	Ryder System, Inc. 2.875%, 06/01/22	499,765

	Siemens Financieringsmaatschappij, NV*
500,000	1.700%, 09/15/21	504,785
250,000	2.150%, 05/27/20	250,258

1,000,000	SMBC Aviation Capital Finance DAC* 4.125%, 07/15/23	1,031,785

500,000	Southwest Airlines Company 2.650%, 11/05/20	498,402

500,000	Union Pacific Corp. 2.950%, 03/01/22	518,457

		12,991,743

	Information Technology (3.5%)
500,000	Anixter, Inc. 5.125%, 10/01/21	509,662

434,000	Apple, Inc. 2.700%, 05/13/22	452,992

500,000	Broadcom, Inc.* 3.125%, 04/15/21	503,647

500,000	Broadridge Financial Solutions, Inc. 3.950%, 09/01/20	504,960

250,000	Cisco Systems, Inc. 2.200%, 02/28/21	253,053

77,000	Dell International, LLC / EMC Corp.* 5.875%, 06/15/21	77,195

	Hewlett Packard Enterprise Company
500,000	3.600%, 10/15/20	503,588
300,000	2.250%, 04/01/23	304,502
225,000	3.500%, 10/05/21	230,207

245,000	NetApp, Inc. 3.375%, 06/15/21	249,600

120,000	NortonLifeLock, Inc.^ 4.200%, 09/15/20	120,423

500,000	NVIDIA Corp. 2.200%, 09/16/21	509,767

500,000	NXP, BV / NXP Funding, LLC* 4.125%, 06/01/21	511,005

500,000	Oracle Corp. 2.400%, 09/15/23	523,147

750,000	PayPal Holdings, Inc. 2.200%, 09/26/22	764,512

375,000	PTC, Inc.*^ 3.625%, 02/15/25	370,241

250,000	QUALCOMM, Inc. 2.250%, 05/20/20	250,159

		6,638,660

PRINCIPAL AMOUNT		VALUE

	Information Technology (0.4%)
300,000	CDW, LLC / CDW Finance Corp. 4.125%, 05/01/25	$303,210

500,000	Dell International, LLC / EMC Corp.* 5.450%, 06/15/23	528,937

		832,147

	Materials (1.6%)
485,000	Alcoa Nederland Holding, BV* 6.750%, 09/30/24	490,000

645,000	Cascades, Inc.* 5.750%, 07/15/23	647,251

601,000	DuPont de Nemours, Inc. 3.766%, 11/15/20	606,995

750,000	Georgia-Pacific, LLC* 5.400%, 11/01/20	763,762

500,000	Sealed Air Corp.* 4.875%, 12/01/22	517,898

100,000	Vulcan Materials Company‡ 2.230%, 03/01/21 3 mo. USD LIBOR + 0.65%	99,806

		3,125,712

	Real Estate (1.6%)
	American Tower Corp.
500,000	2.800%, 06/01/20	500,087
159,000	3.450%, 09/15/21	163,651

200,000	Federal Realty Investment Trust 2.550%, 01/15/21	201,944

	Kimco Realty Corp.
500,000	3.125%, 06/01/23	502,207
250,000	3.200%, 05/01/21	250,833

500,000	Service Properties Trust 4.250%, 02/15/21	476,000

	Simon Property Group, LP
250,000	2.500%, 09/01/20	250,338
250,000	2.000%, 09/13/24	236,481

500,000	Welltower, Inc. 3.625%, 03/15/24	507,385

		3,088,926

	Utilities (4.8%)
250,000	AES Corp. 4.000%, 03/15/21	249,656

510,000	American Electric Power Company, Inc. 3.650%, 12/01/21	531,555

225,000	CenterPoint Energy, Inc. 3.600%, 11/01/21	231,762

100,000	Consolidated Edison Company of New York, Inc.‡ 1.616%, 06/25/21 3 mo. USD LIBOR + 0.40%	98,881

500,000	Consolidated Edison, Inc. 2.000%, 05/15/21	503,477

158	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

Short-Term Bond Fund    Schedule of Investments April 30, 2020 (Unaudited)

PRINCIPAL AMOUNT		VALUE

	Dominion Energy, Inc.
500,000	2.715%, 08/15/21***	$507,730
250,000	2.579%, 07/01/20	250,094

	DTE Energy Company
500,000	2.600%, 06/15/22	508,150
250,000	2.250%, 11/01/22	254,805

500,000	Duke Energy Carolinas, LLC 3.350%, 05/15/22	527,182

760,000	Entergy Arkansas, LLC 3.750%, 02/15/21	771,237

500,000	Exelon Corp. 2.850%, 06/15/20	500,295

250,000	Florida Power & Light Company 2.850%, 04/01/25	270,879

750,000	Georgia Power Company 2.100%, 07/30/23	773,741

	NextEra Energy Capital Holdings, Inc.
500,000	2.900%, 04/01/22	516,880
500,000	2.403%, 09/01/21	508,595

500,000	NGPL PipeCo, LLC* 4.375%, 08/15/22	502,505

100,000	PPL Capital Funding, Inc.‡ 4.040%, 03/30/67 3 mo. USD LIBOR + 2.67%	75,889

100,000	Sempra Energy‡ 1.191%, 03/15/21 3 mo. USD LIBOR + 0.45%	98,334

	WEC Energy Group, Inc.
250,000	3.375%, 06/15/21	256,701
250,000	3.100%, 03/08/22	258,289

250,000	Wisconsin Public Service Corp. 3.350%, 11/21/21	258,759

733,000	Xcel Energy, Inc. 2.600%, 03/15/22	748,169

		9,203,565

	TOTAL CORPORATE BONDS (Cost $142,381,295)	142,390,872

CONVERTIBLE BONDS (0.5%)
	Communication Services (0.3%)

650,000	Twitter, Inc. 1.000%, 09/15/21	631,439

	Financials (0.2%)

400,000	Prospect Capital Corp. 4.950%, 07/15/22	383,202

	TOTAL CONVERTIBLE BONDS (Cost $1,034,798)	1,014,641

U.S. GOVERNMENT AND AGENCY SECURITIES (5.2%)

	United States Treasury Note
4,500,000	1.375%, 06/30/23^	4,657,676
2,000,000	2.000%, 05/31/24^	2,136,172
2,000,000	1.750%, 07/31/24	2,119,531

PRINCIPAL AMOUNT		VALUE

1,000,000	1.250%, 08/31/24	$1,039,336

	TOTAL U.S. GOVERNMENT AND AGENCY SECURITIES (Cost $9,405,662)	9,952,715

BANK LOANS (1.8%)‡¡
	Communication Services (0.3%)

497,503	CSC Holdings, LLC 3.314%, 04/15/27 1 mo. LIBOR + 2.50%	478,093

	Financials (0.3%)
505,992	Level 3 Financing, Inc. 2.154%, 03/01/27 1 mo. LIBOR + 1.75%	486,278

	Health Care (0.2%)
433,279	Bausch Health Companies, Inc. 3.468%, 11/27/25 1 mo. LIBOR + 2.75%	417,980

	Industrials (0.9%)
875,000	Berry Global, Inc. 2.829%, 10/01/22 1 mo. LIBOR + 2.00%	856,345

494,937	Navistar International Corp. 4.220%, 11/06/24 1 mo. LIBOR + 3.50%	452,018

494,972	TransDigm, Inc. 2.654%, 12/09/25 1 mo. LIBOR + 2.25%	435,422

		1,743,785

	Information Technology (0.1%)
249,375	Camelot U.S. Acquisition 1 Company 3.654%, 10/31/26 1 mo. LIBOR + 3.25%	240,024

	TOTAL BANK LOANS (Cost $3,545,619)	3,366,160

ASSET BACKED SECURITIES (14.1%)
	Airlines (0.1%)
262,752	American Airlines Pass Through Trust Series 2013-1, Class B* 5.625%, 07/15/22	268,094

	Communication Services (0.5%)
24,880	Verizon Owner Trust Series 2017-1A, Class A* 2.060%, 09/20/21	24,885

1,000,000	Verizon Owner Trust Series 2020-A, Class B 1.980%, 07/22/24	992,522

		1,017,407

See accompanying Notes to Schedule of Investments	www.calamos.com	159

Short-Term Bond Fund    Schedule of Investments April 30, 2020 (Unaudited)

PRINCIPAL AMOUNT		VALUE

	Consumer Discretionary (0.9%)

250,000	Avis Budget Rental Car Funding AESOP, LLC Series 2015-2A, Class A* 2.630%, 12/20/21	$232,480

1,500,000	Avis Budget Rental Car Funding AESOP, LLC Series 2017-1A, Class A* 3.070%, 09/20/23	1,454,788

		1,687,268

	Financials (11.4%)
500,000	American Tower Trust #1 Series 2013-2A* 3.070%, 03/15/48	501,388

14,460	CarMax Auto Owner Trust Series 2018-3, Class A2A 2.880%, 10/15/21	14,470

450,889	Commonbond Student Loan Trust Series 2019-AGS, Class A1* 2.540%, 01/25/47	447,424

107,145	Credit Acceptance Auto Loan Trust Series 2017-3A, Class A* 2.650%, 06/15/26	106,539

8,860	Dell Equipment Finance Trust Series 2017-2, Class A3* 2.190%, 10/24/22	8,858

655,000	Dell Equipment Finance Trust Series 2017-2, Class B* 2.470%, 10/24/22	654,275

236,717	Dell Equipment Finance Trust Series 2018-1, Class A3* 3.180%, 06/22/23	237,430

49,957	Dell Equipment Finance Trust Series 2018-2, Class A2* 3.160%, 02/22/21	50,006

1,000,000	Dell Equipment Finance Trust Series 2018-2, Class A3* 3.370%, 10/22/23	1,005,365

460,116	DT Auto Owner Trust Series 2019-3A, Class A* 2.550%, 08/15/22	460,429

1,000,000	DT Auto Owner Trust Series 2020-1A, Class B* 2.160%, 05/15/24	984,458

206,640	Enterprise Fleet Financing, LLC Series 2018-1, Class A2* 2.870%, 10/20/23	207,222

1,000,000	Enterprise Fleet Financing, LLC Series 2019-3, Class A2* 2.060%, 05/20/25	990,054

1,000,000	Ford Credit Floorplan Master Owner Trust Series 2019-1, Class A 2.840%, 03/15/24	989,005

147,147	GM Financial Consumer Automobile Receivables Series 2018-3, Class A3 3.020%, 05/16/23	149,387

PRINCIPAL AMOUNT		VALUE

664,449	Hertz Fleet Lease Funding, LP Series 2018-1, Class A2* 3.230%, 05/10/32	$641,201

500,000	Honda Auto Receivables Owner Trust Series 2018-4, Class A3 3.160%, 01/17/23	509,291

1,000,000	Kubota Credit Owner Trust Series 2020-1A, Class A3* 1.960%, 03/15/24	1,001,501

1,000,000	MMAF Equipment Finance, LLC Series 2019-B, Class A2* 2.070%, 10/12/22	996,715

1,000,000	Navistar Financial Dealer Note Master Owner Trust II Series 2019-1, Class A*‡ 1.127%, 05/25/24 1 mo. USD LIBOR + 0.64%	975,816

1,200,000	NextGear Floorplan Master Owner Trust Series 2019-1A, Class A2* 3.210%, 02/15/24	1,193,099

1,350,375	OSCAR US Funding Trust VIII, LLC Series 2018-1A, Class A3* 3.230%, 05/10/22	1,353,684

1,000,000	OSCAR US Funding Trust X, LLC Series 2019-1A, Class A3* 3.180%, 05/10/23	1,001,763

1,723,836	Palmer Square Loan Funding, Ltd. Series 2019-3A, Class A1*‡ 2.545%, 08/20/27 3 mo. USD LIBOR + 0.85%	1,672,672

310,779	SoFi Consumer Loan Program Trust Series 2018-4, Class A* 3.540%, 11/26/27	310,660

1,010,753	SoFi Professional Loan Program LLC Series 2016-E, Class A2B* 2.490%, 01/25/36	1,010,088

456,800	SoFi Professional Loan Program Trust Series 2020-A, Class A1FX* 2.060%, 05/15/46	454,066

1,615,000	Toyota Auto Loan Extended Note Trust Series 2019-1A, Class A* 2.560%, 11/25/31	1,664,248

500,000	Volvo Financial Equipment, LLC Series 2018-1A, Class A4* 2.760%, 10/17/22	502,788

1,525,000	Volvo Financial Equipment, LLC Series 2018-1A, Class B* 2.910%, 01/17/23	1,534,698

30,000	World Financial Network Credit Card Master Trust Series 2015-B, Class A 2.550%, 06/17/24	29,996

140,000	World Financial Network Credit Card Master Trust Series 2017-A, Class A 2.120%, 03/15/24	139,982

		21,798,578

160	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

Short-Term Bond Fund    Schedule of Investments April 30, 2020 (Unaudited)

PRINCIPAL AMOUNT		VALUE

	Other (1.0%)
832,882	MVW Owner Trust Series 2019-1A, Class A* 2.890%, 11/20/36	$794,330

91,046	SCF Equipment Leasing, LLC Series 2018-1A, Class A2* 3.630%, 10/20/24	89,274

582,992	SCF Equipment Leasing, LLC Series 2019-2A, Class A1* 2.220%, 06/20/24	563,374

393,902	World Omni Auto Receivables Trust Series 2019- A, Class A2 3.020%, 04/15/22	395,308

		1,842,286

	Utilities (0.2%)
400,000	Harley-Davidson Motorcycle Trust Series 2020-A, Class A3 1.870%, 10/15/24	405,648

	TOTAL ASSET BACKED SECURITIES (Cost $27,203,204)	27,019,281

RESIDENTIAL MORTGAGE BACKED SECURITIES (2.3%)
1,548,000	CSAIL Commercial Mortgage Trust Series 2017-CX9, Class A2 3.054%, 09/15/50	1,578,378

662,455	Federal Home Loan Mortgage Corp. 3.000%, 01/25/26	666,263

95,945	Federal National Mortgage Association‡ 2.606%, 04/01/21	96,257

3,391	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2016-C29, Class A1 1.597%, 05/15/49	3,385

110,324	Morgan Stanley Capital I Trust, Series 2018-H3, Class A1 3.176%, 07/15/51	112,374

216,463	Wells Fargo Commercial Mortgage Trust Series 2015-LC20, Class A2 2.678%, 04/15/50	216,535

675,000	Wells Fargo Commercial Mortgage Trust Series 2017-RC1, Class A2 3.118%, 01/15/60	685,002

534,000	WFRBS Commercial Mortgage Trust Series 2011-C4, Class A4*‡ 4.902%, 06/15/44	548,592

196,802	WFRBS Commercial Mortgage Trust Series 2012-C10, Class ASB 2.453%, 12/15/45	197,925

230,056	WFRBS Commercial Mortgage Trust Series 2014-LC14, Class ASB 3.522%, 03/15/47	236,062

	TOTAL RESIDENTIAL MORTGAGE BACKED SECURITIES (Cost $4,320,324)	4,340,773

PRINCIPAL AMOUNT		VALUE

MUNICIPAL OBLIGATIONS (0.9%)
	Industrials (0.1%)
100,000	Metropolitan Transportation Authority 5.269%, 11/15/20	$101,116

	Other (0.2%)
260,000	City of Miami, Florida* 3.558%, 01/01/21	262,164

200,000	City of Ridgecrest, California 5.000%, 06/01/20	200,454

		462,618

	Utilities (0.6%)

505,000	Augusta GA Water & Sewer Revenue 4.300%, 10/01/26	538,540

500,000	Pennsylvania Turnpike Commission 1.812%, 12/01/20	498,944

		1,037,484

	TOTAL MUNICIPAL OBLIGATIONS (Cost $1,611,587)	1,601,218

NUMBER OF SHARES		VALUE

SHORT TERM INVESTMENTS (0.8%)
785,284	Fidelity Prime Money Market Fund - Institutional Class, 0.490%***	785,991

785,669	Morgan Stanley Institutional Liquidity Funds - Government Portfolio, 0.150%***	785,669

	TOTAL SHORT TERM INVESTMENTS (Cost $1,571,457)	1,571,660

NUMBER OF SHARES/ PRINCIPAL AMOUNT		VALUE

INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED (1.3%)
2,445,765	State Street Navigator Securities Lending Government Money Market Portfolio† (Cost $2,445,765)	2,445,765

TOTAL INVESTMENTS (101.3%) (Cost $193,519,711)		193,703,085

PAYABLE UPON RETURN OF SECURITIES ON LOAN (-1.3%)		(2,445,765)

OTHER ASSETS, LESS LIABILITIES (0.0%)		49,505

NET ASSETS (100.0%)		$191,306,825

See accompanying Notes to Schedule of Investments	www.calamos.com	161

Short-Term Bond Fund    Schedule of Investments April 30, 2020 (Unaudited)

NOTES TO SCHEDULE OF INVESTMENTS

*

Securities issued and sold pursuant to a Rule 144A transaction are excepted from the registration requirement of the Securities Act of 1933, as amended. These securities may only be sold to qualified institutional buyers (“QIBs”), such as the Fund. Any resale of these securities must generally be effected through a sale that is registered under the Act or otherwise exempted from such registration requirements.

^	Security, or portion of security, is on loan.

‡	Variable rate security. The rate shown is the rate in effect at April 30, 2020.

**	Step coupon security. Coupon changes periodically based upon a predetermined schedule. The rate shown is the rate in effect at April 30, 2020.

¡	Bank loans generally are subject to mandatory and/or optional prepayment. As a result, the actual remaining maturity of bank loans may be substantially less than the stated maturities shown.

***	The rate disclosed is the 7 day net yield as of April 30, 2020.

†	Represents investment of cash collateral received from securities on loan as of April 30, 2020.

FUTURES CONTRACTS

NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE	MARKET VALUE/ UNREALIZED APPRECIATION (DEPRECIATION)

Buys 60	U.S. Treasury Note 5-Year	Jun 2020	$7,529,063	$198,447

162	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT	See accompanying Notes to Financial Statements

Statements of Assets and Liabilities    April 30, 2020 (Unaudited)

	MARKET NEUTRAL INCOME FUND		HEDGED EQUITY FUND	PHINEUS LONG/SHORT FUND	CONVERTIBLE FUND		GLOBAL CONVERTIBLE FUND
ASSETS
Investments in securities, at cost	$8,109,287,532		$309,826,649	$581,291,420	$773,702,098		$139,456,878
Investments in affiliated funds, at cost	150,000,000		—	11,147,154	—		—
Investment in securities, at value	$9,123,735,162		$319,216,262	$535,038,257	$824,793,448		$141,584,133
Investments in affiliated funds, at value	149,977,536		—	11,224,716	—		—
Restricted cash	19,360,000		—	—	—		—
Restricted cash for short positions (interest bearing)	3,209,203,865		—	369,614,877	—		—
Restricted foreign currency for short positions (cost $122,554,864)	123,460,785		—	—	—		—
Unrealized appreciation on forward foreign currency contracts	15,912		—	—	391		—
Receivables:
Accrued interest and dividends	17,231,937		234,532	1,484,953	1,090,868		315,848
Investments sold	91,745,651		1,533,083	35,635,194	3,269,467		2,512,860
Upfront payments received on open swap contracts	5,526		—	—	—		—
Fund shares sold	41,993,794		3,705,568	592,192	4,339,562		3,298,025
Due from investment advisor	—		7,425	—	—		488
Prepaid expenses	347,737		52,102	68,177	57,246		42,976
Other assets	124,341		1,482	4,904	120,664		1,492
Total assets	12,777,202,246		324,750,454	953,663,270	833,671,646		147,755,822
LIABILITIES
Due to custodian bank	4,618,640		193,028	38,534,104	130		—
Collateral for securities loaned	122,678,794		9,893,179	13,880,868	67,840,330		4,308,065
Securities sold short, at value (proceeds $2,381,672,079 and $372,497,244)	3,310,125,598		—	366,540,888	—		—
Options written, at value (premium $317,461,453, $10,018,878, and $17,365,831)	390,492,775		16,539,651	10,991,600	—		—
Unrealized depreciation on total return swaps	1,671,413		—	—	—		—
Unrealized depreciation on forward foreign currency contracts	551,039		—	—	—		—
Payables:
Investments purchased	56,468,062		2,349,247	891,343	17,148,511		2,760,405
Open swap contracts	792,610		—	—	—		—
Fund shares redeemed	12,452,108		382,970	3,009,574	1,690,088		462,440
Affiliates:
Investment advisory fees	4,649,097		172,215	512,581	413,572		89,229
Distribution fees	23,772		316	2,175	5,911		318
Deferred compensation to trustees	121,817		1,482	1,972	120,664		1,492
Trustees’ fees and officer compensation	25,244		1,279	7,823	3,771		1,819
Other accounts payable and accrued liabilities	3,294,201		74,771	428,206	225,911		55,530
Total liabilities	3,907,965,170		29,608,138	434,801,134	87,448,888		7,679,298
NET ASSETS	$8,869,237,076		$295,142,316	$518,862,136	$746,222,758		$140,076,524
COMPOSITION OF NET ASSETS
Paid in capital	$8,742,240,707		$288,965,708	$634,633,446	$651,865,434		$128,888,809
Undistributed net investment income (loss)	33,700,613		514,359	(1,804,893)	5,715,177		1,400,837
Accumulated net realized gain (loss) on investments, foreign currency transactions, written options, short positions, and total return swaps	81,676,790		2,793,409	(80,139,614)	37,550,406		7,661,033
Unrealized appreciation (depreciation) of investments, foreign currency translations, written options, short positions, and total return swaps	11,618,966		2,868,840	(33,826,803)	51,091,741		2,125,845
NET ASSETS	$8,869,237,076		$295,142,316	$518,862,136	$746,222,758		$140,076,524
CLASS A SHARES†
Net assets applicable to shares outstanding	$736,036,486		$11,339,619	$51,831,812	$242,374,494		$9,414,195
Shares outstanding	55,226,650		960,461	4,630,109	13,402,507		830,830
Net asset value and redemption price per share	$13.33		$11.81	$11.19	$18.08		$11.33
Maximum offering price per share (Net asset value, plus 4.75% of offering price)	$13.64	#	$12.40	$11.75	$18.50	#	$11.59	#
CLASS C SHARES†**
Net assets applicable to shares outstanding	$252,542,969		$3,004,404	$26,711,057	$47,968,260		$3,508,833
Shares outstanding	18,630,995		257,937	2,459,880	2,679,530		314,507
Net asset value and redemption price per share	$13.55		$11.65	$10.86	$17.90		$11.16
CLASS I SHARES†
Net assets applicable to shares outstanding	$7,880,657,621		$280,798,293	$440,319,267	$455,880,004		$127,153,496
Shares outstanding	599,055,780		23,812,023	39,042,575	28,645,591		11,217,960
Net asset value and redemption price per share	$13.16		$11.79	$11.28	$15.91		$11.33

†	No par value; unlimited number of shares authorized.

#	For Market Neutral Income Fund, Convertible Fund and Global Convertible Fund maximum offering price per share is Net asset value plus 2.25% of offering price.

**	Redemption price may be reduced by contingent deferred sales charge.

See accompanying Notes to Financial Statements	www.calamos.com	163

Statements of Assets and Liabilities    April 30, 2020 (Unaudited)

	TIMPANI SMALL CAP GROWTH FUND	TIMPANI SMID GROWTH FUND	GROWTH FUND	GROWTH AND INCOME FUND	DIVIDEND GROWTH FUND
ASSETS
Investments in securities, at cost	$62,551,781	$11,374,415	$1,090,771,110	$1,443,158,732	$9,543,745
Investments in affiliated funds, at cost	—	—	5,540,119	—	—
Investment in securities, at value	$78,064,649	$12,372,392	$1,294,777,178	$1,904,478,054	$12,713,638
Investments in affiliated funds, at value	—	—	5,573,357	—	—
Restricted cash for short positions (interest bearing)	—	—	1,630	—	—
Unrealized appreciation on forward foreign currency contracts	—	—	—	8,345	—
Receivables:
Accrued interest and dividends	585	3	256,407	2,245,959	9,523
Investments sold	2,314,344	276,410	1,164,621	13,393,972	118,110
Fund shares sold	126,556	32,203	342,571	1,497,454	11,829
Due from investment advisor	4,060	17,234	—	—	5,669
Prepaid expenses	68,960	12,572	73,107	93,677	20,893
Deferred offering costs	—	28,774	—	—	—
Other assets	—	—	574,232	250,063	1,974
Total assets	80,579,154	12,739,588	1,302,763,103	1,921,967,524	12,881,636
LIABILITIES
Due to custodian bank	—	—	3,348	—	—
Collateral for securities loaned	—	—	19,716,342	28,374,793	92,269
Options written, at value (premium $220,510 and $1,186,996)	—	—	7,208,850	1,286,525	—
Payables:
Investments purchased	2,365,688	441,688	1,508,194	27,176,988	220,060
Fund shares redeemed	13,792	—	1,101,441	1,587,356	4,354
Affiliates:
Investment advisory fees	52,892	7,868	896,923	1,002,827	10,408
Distribution fees	89	2	15,009	20,422	84
Deferred compensation to trustees	—	—	574,232	250,063	1,974
Trustees’ fees and officer compensation	154	37	8,287	10,267	1,347
Other accounts payable and accrued liabilities	55,276	39,055	533,041	629,494	30,426
Total liabilities	2,487,891	488,650	31,565,667	60,338,735	360,922
NET ASSETS	$78,091,263	$12,250,938	$1,271,197,436	$1,861,628,789	$12,520,714
COMPOSITION OF NET ASSETS
Paid in capital	$63,751,953	$13,228,414	$965,686,607	$1,372,093,777	$8,213,482
Undistributed net investment income (loss)	(366,903)	(45,487)	(1,442,698)	(13,055,565)	4,541
Accumulated net realized gain (loss) on investments, foreign currency transactions, and written options	(806,655)	(1,929,966)	109,904,832	41,362,439	1,132,798
Unrealized appreciation (depreciation) of investments, foreign currency translations, and written options	15,512,868	997,977	197,048,695	461,228,138	3,169,893
NET ASSETS	$78,091,263	$12,250,938	$1,271,197,436	$1,861,628,789	$12,520,714
CLASS A SHARES†
Net assets applicable to shares outstanding	$6,416,288	$150,347	$962,513,673	$1,052,490,220	$3,393,229
Shares outstanding	309,007	16,729	33,347,951	32,978,010	294,059
Net asset value and redemption price per share	$20.76	$8.99	$28.86	$31.91	$11.54
Maximum offering price per share (Net asset value, plus 4.75% of offering price)	$21.80	$9.44	$30.30	$33.50	$12.12
CLASS C SHARES†**
Net assets applicable to shares outstanding	$—	$—	$38,096,794	$112,091,765	$695,669
Shares outstanding	—	—	2,528,983	3,481,865	61,847
Net asset value and redemption price per share	$—	$—	$15.06	$32.19	$11.25
CLASS I SHARES†
Net assets applicable to shares outstanding	$70,575,431	$12,091,588	$270,586,969	$697,046,804	$8,431,816
Shares outstanding	3,311,455	1,342,742	6,662,204	22,834,091	731,514
Net asset value and redemption price per share	$21.31	$9.01	$40.62	$30.53	$11.53
CLASS R6 SHARES†
Net assets applicable to shares outstanding	$1,099,544	$9,003	$—	$—	$—
Shares Outstanding	51,555	1,000	—	—	—
Net asset value and redemption price per share	$21.33	$9.00	$—	$—	$—

†	No par value; unlimited number of shares authorized.

**	Redemption price may be reduced by contingent deferred sales charge.

164	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT	See accompanying Notes to Financial Statements

Statements of Assets and Liabilities    April 30, 2020 (Unaudited)

	SELECT FUND	INTERNATIONAL GROWTH FUND	EVOLVING WORLD GROWTH FUND	GLOBAL EQUITY FUND	GLOBAL GROWTH AND INCOME FUND
ASSETS
Investments in securities, at cost	$45,763,631	$159,245,255	$113,012,655	$59,816,023	$114,755,047
Investment in securities, at value	$45,852,319	$187,052,102	$139,440,510	$75,300,106	$126,817,485
Foreign currency (cost $20,258, $4,747, and $18,790)	—	20,432	—	4,788	18,814
Unrealized appreciation on forward foreign currency contracts	—	377,119	—	—	—
Receivables:
Accrued interest and dividends	17,452	661,705	301,067	89,837	328,893
Investments sold	—	3,929,694	2,469,146	—	1,271,803
Fund shares sold	70,327	104,809	143,145	9,770	101,791
Due from investment advisor	16,612	64,040	6,885	34,451	4,103
Prepaid expenses	36,806	301,737	21,762	29,820	29,718
Other assets	62,253	41,376	14,072	22,203	94,595
Total assets	46,055,769	192,553,014	142,396,587	75,490,975	128,667,202
LIABILITIES
Collateral for securities loaned	—	3,872,960	2,235,691	616,410	983,202
Options written, at value (premium $681,635 and $503,299)	—	—	272,105	—	108,038
Payables:
Investments purchased	—	1,655,995	225,856	370,517	1,418,564
Open swap contracts	—	—	—	—	—
Fund shares redeemed	8,743	111,655	345,689	78,914	198,031
Affiliates:
Investment advisory fees	32,483	137,195	118,669	59,631	99,752
Distribution fees	379	1,034	885	595	1,585
Deferred compensation to trustees	62,253	41,376	14,072	22,203	94,595
Trustees’ fees and officer compensation	134	2,328	2,296	1,698	2,150
Other accounts payable and accrued liabilities	29,086	385,867	147,427	53,718	87,982
Total liabilities	133,078	6,208,410	3,362,690	1,203,686	2,993,899
NET ASSETS	$45,922,691	$186,344,604	$139,033,897	$74,287,289	$125,673,303
COMPOSITION OF NET ASSETS
Paid in capital	$42,794,775	$159,093,893	$128,785,245	$56,856,201	$110,072,554
Undistributed net investment income (loss)	127,578	33,376	(611,027)	(232,990)	234,500
Accumulated net realized gain (loss) on investments, foreign currency transactions, and written options	2,911,650	(967,026)	(15,953,862)	2,180,647	2,909,865
Unrealized appreciation (depreciation) of investments, foreign currency translations, and written options	88,688	28,184,361	26,813,541	15,483,431	12,456,384
NET ASSETS	$45,922,691	$186,344,604	$139,033,897	$74,287,289	$125,673,303
CLASS A SHARES†
Net assets applicable to shares outstanding	$9,614,429	$47,470,077	$21,468,445	$17,361,783	$74,127,058
Shares outstanding	738,734	2,722,093	1,538,421	1,599,737	9,031,577
Net asset value and redemption price per share	$13.01	$17.44	$13.95	$10.85	$8.21
Maximum offering price per share (Net asset value, plus 4.75% of offering price)	$13.66	$18.31	$14.65	$11.39	$8.62
CLASS C SHARES†**
Net assets applicable to shares outstanding	$4,572,368	$7,014,101	$10,829,514	$6,616,573	$10,565,969
Shares outstanding	403,080	456,126	829,711	709,466	1,477,691
Net asset value and redemption price per share	$11.34	$15.38	$13.05	$9.33	$7.15
CLASS I SHARES†
Net assets applicable to shares outstanding	$31,735,894	$125,426,622	$106,735,938	$50,308,933	$40,980,276
Shares outstanding	2,372,453	6,968,941	7,588,493	4,470,177	4,828,316
Net asset value and redemption price per share	$13.38	$18.00	$14.07	$11.25	$8.49
CLASS R6 SHARES†
Net assets applicable to shares outstanding	$—	$6,433,804	$—	$—	$—
Shares Outstanding	—	354,559	—	—	—
Net asset value and redemption price per share	$—	$18.15	$—	$—	$—

†	No par value; unlimited number of shares authorized.

**	Redemption price may be reduced by contingent deferred sales charge.

See accompanying Notes to Financial Statements	www.calamos.com	165

Statements of Assets and Liabilities    April 30, 2020 (Unaudited)

	TOTAL RETURN BOND FUND	HIGH INCOME OPPORTUNITIES FUND	SHORT-TERM BOND FUND
ASSETS
Investments in securities, at cost	$75,969,681	$45,336,601	$193,519,711
Investment in securities, at value	$79,285,285	$39,003,127	$193,703,085
Cash with custodian (interest bearing)	3,341,805	27,107	2,724
Restricted cash for futures (interest bearing)	19,956	—	—
Variation margin on open futures contracts	8,555	—	198,596
Receivables:
Accrued interest and dividends	400,833	613,781	1,328,119
Investments sold	201,066	259,669	805,104
Fund shares sold	22,876	41,088	17,233
Due from investment advisor	—	9,763	5,003
Prepaid expenses	19,881	28,334	23,742
Other assets	24,576	68,612	—
Total assets	83,324,833	40,051,481	196,083,606
LIABILITIES
Due to custodian bank for restricted cash for futures (interest bearing)	—	—	23,210
Due to Investment advisor	1,007	—	—
Collateral for securities loaned	4,953,745	2,937,720	2,445,765
Payables:
Investments purchased	725,461	253,357	1,851,582
Fund shares redeemed	112,133	130,751	4,156
Dividends payable	6,617	12,129	357,538
Affiliates:
Investment advisory fees	27,488	17,427	46,937
Distribution fees	476	473	35
Deferred compensation to trustees	24,576	68,612	—
Trustees’ fees and officer compensation	1,430	1,470	1,478
Other accounts payable and accrued liabilities	38,254	42,427	46,080
Total liabilities	5,891,187	3,464,366	4,776,781
NET ASSETS	$77,433,646	$36,587,115	$191,306,825
COMPOSITION OF NET ASSETS
Paid in capital	$74,274,276	$53,297,195	$190,703,733
Undistributed net investment income (loss)	(53,618)	(446,686)	(121,638)
Accumulated net realized gain (loss) on investments, and futures	(111,146)	(9,929,920)	342,909
Unrealized appreciation (depreciation) of investments, and futures	3,324,134	(6,333,474)	381,821
NET ASSETS	$77,433,646	$36,587,115	$191,306,825
CLASS A SHARES†
Net assets applicable to shares outstanding	$23,791,665	$28,928,577	$2,569,598
Shares outstanding	2,218,377	3,950,632	256,009
Net asset value and redemption price per share	$10.72	$7.32	$10.04
Maximum offering price per share (Net asset value, plus 4.75% of offering price)	$10.97 #	$7.49 #	$10.27	#
CLASS C SHARES†**
Net assets applicable to shares outstanding	$2,760,934	$1,434,509	$—
Shares outstanding	257,460	184,811	—
Net asset value and redemption price per share	$10.72	$7.76	$—
CLASS I SHARES†
Net assets applicable to shares outstanding	$50,881,047	$6,224,029	$188,737,227
Shares outstanding	4,744,307	849,833	18,800,884
Net asset value and redemption price per share	$10.72	$7.32	$10.04

†	No par value; unlimited number of shares authorized.

**	Redemption price may be reduced by contingent deferred sales charge.

#	For Total Return Bond Fund, High Income Opportunities Fund, and Short-Term Bond Fund, maximum offering price per share is Net asset value plus 2.25% of offering price.

166	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT	See accompanying Notes to Financial Statements

Statements of Operations    Six Months Ended April 30, 2020 (Unaudited)

	MARKET NEUTRAL INCOME FUND	HEDGED EQUITY FUND	PHINEUS LONG/SHORT FUND	CONVERTIBLE FUND	GLOBAL CONVERTIBLE FUND
INVESTMENT INCOME
Interest	$60,881,167	$299	$2,229,053	$10,669,407	$1,944,550
Dividends	59,953,514	2,806,889	6,146,279	3,419,939	466,546
Dividends from affiliated funds	2,301,946	—	455,901	—	—
Dividend taxes withheld	—	—	(37,436)	—	(1,574)
Other income	12,735,780	—	—	—	—
Total investment income	135,872,407	2,807,188	8,793,797	14,089,346	2,409,522

EXPENSES
Investment advisory fees	29,399,542	1,001,419	4,112,628	2,751,136	569,853
Distribution fees
Class A	931,734	14,361	80,788	310,318	11,422
Class C	1,290,522	13,225	160,201	261,350	17,970
Dividend or interest expense on short positions	7,898,990	—	4,531,496	—	—
Transfer agent fees	4,175,248	93,175	398,162	379,653	52,643
Fund administration fees	360,798	9,880	33,049	31,082	5,530
Printing and mailing fees	310,524	10,916	47,185	31,881	8,243
Accounting fees	251,805	17,038	23,605	26,215	11,200
Trustees’ fees and officer compensation	202,215	12,111	22,100	23,360	9,285
Legal fees	196,249	8,916	28,833	24,949	7,534
Registration fees	136,778	26,010	29,379	31,898	21,319
Audit fees	133,800	7,899	14,528	15,303	6,073
Custodian fees	107,163	15,187	36,482	8,302	4,672
Other	524,648	11,811	98,286	38,128	11,858
Total expenses	45,920,016	1,241,948	9,616,722	3,933,575	737,602
Less expense reductions	(225,234)	(7,425)	(43,039)	—	(488)
Net expenses	45,694,782	1,234,523	9,573,683	3,933,575	737,114
NET INVESTMENT INCOME (LOSS)	90,177,625	1,572,665	(779,886)	10,155,771	1,672,408

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments, excluding purchased options	186,329,642	(2,438,781)	33,359,147	17,221,350	4,974,829
Affiliated funds	—	—	491,925	—	—
Purchased options	124,785,036	11,055,633	(13,204,519)	2,597,669	344,286
Foreign currency transactions	(73,910)	—	(165,183)	—	(10,074)
Forward foreign currency contracts	2,568,754	—	—	(49,292)	—
Written options	(223,742,377)	334,996	(19,359,584)	(612,361)	—
Short positions	30,148,262	—	(55,711,081)	—	—
Total return swaps	(766,629)	—	—	—	—
Realized capital gain distribution from Affiliated fund	695,812	—	164,677	—	—
Change in net unrealized appreciation/(depreciation) on:
Investments, excluding purchased options	17,893,605	(11,461,076)	(74,568,619)	(4,485,056)	(1,599,261)
Affiliated funds	(2,390,081)	—	(732,368)	—	—
Purchased options	(40,724,043)	(1,173,871)	4,351,196	(523,031)	(313,568)
Foreign currency translations	180,818	—	19,138	—	(847)
Forward foreign currency contracts	(327,403)	—	—	1,545	—
Written options	169,595,988	(115,092)	5,910,862	(142,629)	—
Short positions	(403,342,849)	—	81,065,319	—	—
Total return swaps	(1,776,051)	—	—	—	—
NET GAIN (LOSS)	(140,945,426)	(3,798,191)	(38,379,090)	14,008,195	3,395,365
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(50,767,801)	$(2,225,526)	$(39,158,976)	$24,163,966	$5,067,773

See accompanying Notes to Financial Statements	www.calamos.com	167

Statements of Operations    Six Months Ended April 30, 2020 (Unaudited)

	TIMPANI SMALL CAP GROWTH FUND	TIMPANI SMID GROWTH FUND	GROWTH FUND	GROWTH AND INCOME FUND	DIVIDEND GROWTH FUND
INVESTMENT INCOME
Interest	$—	$—	$—	$2,560,131	$394
Dividends	62,510	9,972	7,617,869	17,198,826	152,303
Dividends from affiliated funds	—	—	85,544	—	—
Dividend taxes withheld	(576)	—	(3,367)	(12,766)	—
Other income	—	—	50,575	—	—
Total investment income	61,934	9,972	7,750,621	19,746,191	152,697

EXPENSES
Investment advisory fees	360,457	47,810	6,139,517	6,746,994	82,041
Distribution fees
Class A	8,629	101	1,287,176	1,383,921	4,509
Class C	—	—	221,294	631,221	3,375
Transfer agent fees	28,985	4,387	870,698	1,004,995	7,490
Fund administration fees	3,393	293	58,787	83,674	727
Printing and mailing fees	3,122	2,011	87,648	83,960	4,714
Accounting fees	8,360	6,984	41,260	56,884	7,711
Trustees’ fees and officer compensation	9,313	7,515	37,373	50,694	6,716
Legal fees	6,451	4,403	40,273	42,621	1,464
Audit fees	5,315	4,264	24,439	33,507	4,374
Custodian fees	3,276	2,730	21,890	20,139	3,424
Registration fees	9,163	2,927	35,020	46,466	16,599
Offering costs	—	58,058	—	—	—
Other	5,900	1,800	79,664	100,703	6,537
Total expenses	452,364	143,283	8,945,039	10,285,779	149,681
Less expense reductions	(23,527)	(87,824)	(8,370)	—	(51,200)
Net expenses	428,837	55,459	8,936,669	10,285,779	98,481
NET INVESTMENT INCOME (LOSS)	(366,903)	(45,487)	(1,186,048)	9,460,412	54,216

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments, excluding purchased options	(566,399)	(1,038,213)	116,641,735	44,878,967	1,131,196
Purchased options	—	—	2,468,376	(2,775,728)	—
Foreign currency transactions	—	—	8,818	(5,066)	—
Forward foreign currency contracts	—	—	—	(6,051)	—
Written options	—	—	(7,033,964)	440,917	—
Realized capital gain distribution from Affiliated fund	—	—	25,857	—	—
Change in net unrealized appreciation/(depreciation) on:
Investments, excluding purchased options	(727,346)	1,099,430	(125,560,115)	(87,913,289)	(1,955,729)
Affiliated funds	—	—	(88,818)	—	—
Purchased options	—	—	372,703	4,290,043	—
Foreign currency translations	—	—	(475)	—	—
Forward foreign currency contracts	—	—	—	10,385	—
Written options	—	—	(6,882,682)	(146,198)	—
NET GAIN (LOSS)	(1,293,745)	61,217	(20,048,565)	(41,226,020)	(824,533)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(1,660,648)	$15,730	$(21,234,613)	$(31,765,608)	$(770,317)

168	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT	See accompanying Notes to Financial Statements

Statements of Operations    Six Months Ended April 30, 2020 (Unaudited)

	SELECT FUND	INTERNATIONAL GROWTH FUND		EVOLVING WORLD GROWTH FUND		GLOBAL EQUITY FUND		GLOBAL GROWTH AND INCOME FUND
INVESTMENT INCOME
Interest	$441	$34,173		$111,497		$3,965		$574,626
Dividends	411,924	1,000,518		598,252		374,202		971,933
Securities lending income	—	—		—		—		5,218
Dividend taxes withheld	(64)	(99,946)		(76,197)		(21,716)		(36,327)
Total investment income	412,301	934,745		633,552		356,451		1,515,450

EXPENSES
Investment advisory fees	220,229	957,439		837,190		394,265		712,736
Performance fees	—	—		—		10,639		—
Distribution fees
Class A	13,525	64,665		30,366		23,446		99,307
Class C	25,063	41,010		60,264		37,413		63,529
Transfer agent fees	17,840	111,626		95,089		39,319		93,360
Fund administration fees	1,888	8,532		6,748		3,423		6,330
Printing and mailing fees	5,594	11,583		13,417		6,507		11,944
Accounting fees	9,370	13,222		10,946		8,613		10,684
Trustees’ fees and officer compensation	13,028	10,798		9,776		8,130		9,585
Legal fees	6,055	7,935		8,244		9,791		12,080
Audit fees	4,788	7,099		6,398		5,303		6,269
Custodian fees	1,824	26,927		47,089		7,694		9,332
Registration fees	18,168	29,527		15,723		20,079		18,522
Other	5,567	40,041		38,351		36,632		31,907
Total expenses	342,939	1,330,404		1,179,601		611,254		1,085,585
Less expense reductions	(106,038)	(384,355)		(6,885)		(96,991)		(4,103)
Net expenses	236,901	946,049		1,172,716		514,263		1,081,482
NET INVESTMENT INCOME (LOSS)	175,400	(11,304)		(539,164)		(157,812)		433,968

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments, excluding purchased options	2,747,978	2,754,475		4,513,997		2,448,489		1,627,448	(a)
Purchased options	57,590	(1,925,702)		(960,879)		(325,624)		387,169
Foreign currency transactions	—	(52,381)		(124,421)		18,779		35,213
Forward foreign currency contracts	—	(930,144)		—		—		—
Written options	—	511,867		(1,038,460)		80,837		(497,558)
Change in net unrealized appreciation/(depreciation) on:
Investments, excluding purchased options	(6,548,956)	(7,335,910	)(b)	(3,854,862	)(b)	(1,769,624	)(b)	(7,966,281	)(b)
Purchased options	—	1,148,008		969,206		239,300		1,514,273
Foreign currency translations	—	5,361		(12,309)		535		2,314
Forward foreign currency contracts	—	375,917		—		—		—
Written options	—	(500,496)		409,530		(80,150)		317,125
NET GAIN (LOSS)	(3,743,388)	(5,949,005)		(98,198)		612,542		(4,580,297)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(3,567,988)	$(5,960,309)		$(637,362)		$454,730		$(4,146,329)

(a)	Net of foreign capital gains tax of $6,115.

(b)	Net of change of $109,190, $128,363, $30,824 and $45,922, respectively in deferred capital gains tax.

See accompanying Notes to Financial Statements	www.calamos.com	169

Statements of Operations    Six Months Ended April 30, 2020 (Unaudited)

	TOTAL RETURN BOND FUND	HIGH INCOME OPPORTUNITIES FUND	SHORT-TERM BOND FUND
INVESTMENT INCOME
Interest	$923,627	$1,303,662	$3,090,146
Dividends	12,199	42,720	16,834
Total investment income	935,826	1,346,382	3,106,980

EXPENSES
Investment advisory fees	138,766	122,860	313,054
Distribution fees
Class A	28,589	41,453	1,535
Class C	13,545	8,293	—
Transfer agent fees	30,130	26,243	16,745
Fund administration fees	2,471	1,821	8,960
Printing and mailing fees	6,267	7,129	6,401
Accounting fees	10,458	12,771	15,960
Trustees’ fees and officer compensation	7,638	7,283	11,394
Legal fees	2,072	4,072	8,832
Audit fees	5,005	4,737	7,204
Custodian fees	1,342	2,349	3,762
Registration fees	14,806	20,321	20,152
Other	10,871	14,154	18,510
Total expenses	271,960	273,486	432,509
Less expense reductions	(29,386)	(70,114)	(11,501)
Net expenses	242,574	203,372	421,008
NET INVESTMENT INCOME (LOSS)	693,252	1,143,010	2,685,972

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments	796,467	(309,858)	663,494
Futures contracts	15,341	—	218,113
Change in net unrealized appreciation/(depreciation) on:
Investments	1,341,892	(4,587,593)	(2,673,387)
Futures contracts	8,530	—	203,810
NET GAIN (LOSS)	2,162,230	(4,897,451)	(1,587,970)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$2,855,482	$(3,754,441)	$1,098,002

170	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT	See accompanying Notes to Financial Statements

Statements of Changes in Net Assets

	MARKET NEUTRAL INCOME FUND		HEDGED EQUITY FUND		PHINEUS LONG/SHORT FUND
	(UNAUDITED) SIX MONTHS ENDED APRIL 30, 2020	YEAR ENDED OCTOBER 31, 2019	(UNAUDITED) SIX MONTHS ENDED APRIL 30, 2020	YEAR ENDED OCTOBER 31, 2019	(UNAUDITED) SIX MONTHS ENDED APRIL 30, 2020	YEAR ENDED OCTOBER 31, 2019
OPERATIONS
Net investment income (loss)	$90,177,625	$170,096,398	$1,572,665	$1,897,834	$(779,886)	$4,723,997
Net realized gain (loss)	119,944,590	50,822,790	8,951,848	(3,199,865)	(54,424,618)	(7,413,880)
Change in unrealized appreciation/(depreciation)	(260,890,016)	124,044,043	(12,750,039)	14,213,560	16,045,528	(3,054,093)
Net increase (decrease) in net assets resulting from operations	(50,767,801)	344,963,231	(2,225,526)	12,911,529	(39,158,976)	(5,743,976)

DISTRIBUTIONS TO SHAREHOLDERS
Class A	(5,841,906)	(34,356,827)	(53,862)	(150,877)	(75,742)	(3,642,160)
Class C	(992,669)	(11,097,627)	(6,428)	(18,780)	—	(1,859,837)
Class I	(73,189,095)	(295,713,301)	(1,557,138)	(3,729,094)	(2,809,068)	(32,415,010)
Class R6	—	—	—	—	—	—
Total distributions	(80,023,670)	(341,167,755)	(1,617,428)	(3,898,751)	(2,884,810)	(37,917,007)

CAPITAL SHARE TRANSACTIONS	284,874,718	2,005,517,149	62,188,243	130,427,738	(232,011,375)	(327,777,704)
TOTAL INCREASE (DECREASE) IN NET ASSETS	154,083,247	2,009,312,625	58,345,289	139,440,516	(274,055,161)	(371,438,687)

NET ASSETS
Beginning of period	$8,715,153,829	$6,705,841,204	$236,797,027	$97,356,511	$792,917,297	$1,164,355,984
End of period	$8,869,237,076	$8,715,153,829	$295,142,316	$236,797,027	$518,862,136	$792,917,297

See accompanying Notes to Financial Statements	www.calamos.com	171

Statements of Changes in Net Assets

	CONVERTIBLE FUND		GLOBAL CONVERTIBLE FUND
	(UNAUDITED) SIX MONTHS ENDED APRIL 30, 2020	YEAR ENDED OCTOBER 31, 2019	(UNAUDITED) SIX MONTHS ENDED APRIL 30, 2020	YEAR ENDED OCTOBER 31, 2019
OPERATIONS
Net investment income (loss)	$10,155,771	$19,729,612	$1,672,408	$1,460,309
Net realized gain (loss)	19,157,366	(5,341,123)	5,309,041	(31,968)
Change in unrealized appreciation/(depreciation)	(5,149,171)	48,663,588	(1,913,676)	8,141,643
Net increase (decrease) in net assets resulting from operations	24,163,966	63,052,077	5,067,773	9,569,984

DISTRIBUTIONS TO SHAREHOLDERS
Class A	(1,635,214)	(24,667,990)	(149,379)	(528,376)
Class C	(129,160)	(14,196,158)	(54,369)	(168,024)
Class I	(4,024,478)	(38,620,881)	(2,172,413)	(6,172,780)
Class R6	—	—	—	—
Total distributions	(5,788,852)	(77,485,029)	(2,376,161)	(6,869,180)

CAPITAL SHARE TRANSACTIONS	(17,076,898)	143,816,325	4,451,524	(6,005,413)
TOTAL INCREASE (DECREASE) IN NET ASSETS	1,298,216	129,383,373	7,143,136	(3,304,609)

NET ASSETS
Beginning of period	$744,924,542	$615,541,169	$132,933,388	$136,237,997
End of period	$746,222,758	$744,924,542	$140,076,524	$132,933,388

172	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT	See accompanying Notes to Financial Statements

Statements of Changes in Net Assets

	TIMPANI SMALL CAP GROWTH FUND				TIMPANI SMID GROWTH FUND
	(UNAUDITED) SIX MONTHS ENDED APRIL 30, 2020	PERIOD ENDED OCTOBER 31, 2019	FOR THE ELEVEN MONTHS ENDED MAY 31, 2019(a)		(UNAUDITED) SIX MONTHS ENDED APRIL 30, 2020	PERIOD ENDED OCTOBER 31, 2019(c)
OPERATIONS
Net investment income (loss)	$(366,903)	$(320,902)	$(651,771)		$(45,487)	$(20,531)
Net realized gain (loss)	(566,399)	2,606,534	2,119,354		(1,038,213)	(891,753)
Change in unrealized appreciation/(depreciation)	(727,346)	(3,290,127)	(4,315,675)		1,099,430	(101,453)
Net increase (decrease) in net assets resulting from operations	(1,660,648)	(1,004,495)	(2,848,092)		15,730	(1,013,737)

DISTRIBUTIONS TO SHAREHOLDERS
Class A	(355,909)	—	(313,214	)(b)	—	—
Class I	(3,556,011)	—	(3,947,336	)(b)	—	—
Class R6	(53,959)	—	—		—	—
Total distributions	(3,965,879)	—	(4,260,550)		—	—

CAPITAL SHARE TRANSACTIONS	3,258,966	7,080,673	6,226,365		2,868,945	10,380,000
TOTAL INCREASE (DECREASE) IN NET ASSETS	(2,367,561)	6,076,178	(882,277)		2,884,675	9,366,263

NET ASSETS
Beginning of period	$80,458,824	$74,382,646 *	$75,234,923		$9,366,263	$—
End of period	$78,091,263	$80,458,824	$74,352,646		$12,250,938	$9,366,263

(a)	Prior to May 31, 2019, the figures shown are for the predecessor fund.

(b)

Prior to May 31, 2019, figures shown for Class A represent the precessor fund’s class Y, and figures shown for Class I represent precessor fund’s Service class and Institutional class. The Class I distributions include $15,669 from the Service class.

(c)	Timpani SMID Growth Fund commenced operations on July 31, 2019.

*	Beginning net assets for period ended October 31, 2019, include $30,000 in capital share transactions made to the Calamos Timpani Small Cap Growth Fund prior to the completion of the conversion.

See accompanying Notes to Financial Statements	www.calamos.com	173

Statements of Changes in Net Assets

	GROWTH FUND		GROWTH AND INCOME FUND		DIVIDEND GROWTH FUND
	(UNAUDITED) SIX MONTHS ENDED APRIL 30, 2020	YEAR ENDED OCTOBER 31, 2019	(UNAUDITED) SIX MONTHS ENDED APRIL 30, 2020	YEAR ENDED OCTOBER 31, 2019	(UNAUDITED) SIX MONTHS ENDED APRIL 30, 2020	YEAR ENDED OCTOBER 31, 2019
OPERATIONS
Net investment income (loss)	$(1,186,048)	$(1,861,663)	$9,460,412	$19,957,891	$54,216	$158,657
Net realized gain (loss)	112,110,822	156,324,648	42,533,039	56,092,610	1,131,196	2,559,388
Change in unrealized appreciation/(depreciation)	(132,159,387)	29,477,114	(83,759,059)	137,463,621	(1,955,729)	(545,355)
Net increase (decrease) in net assets resulting from operations	(21,234,613)	183,940,099	(31,765,608)	213,514,122	(770,317)	2,172,690

DISTRIBUTIONS TO SHAREHOLDERS
Class A	(98,134,931)	(110,345,634)	(36,216,071)	(63,407,471)	(424,220)	(103,054)
Class C	(7,680,613)	(66,517,149)	(3,658,096)	(31,205,466)	(78,044)	(38,283)
Class I	(18,544,308)	(27,706,322)	(25,851,745)	(52,024,069)	(1,467,834)	(892,276)
Class R6	—	—	—	—	—	—
Total distributions	(124,359,852)	(204,569,105)	(65,725,912)	(146,637,006)	(1,970,098)	(1,033,613)

CAPITAL SHARE TRANSACTIONS	19,117,030	(45,231,198)	(41,742,660)	(44,462,882)	(2,021,592)	(7,816,392)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(126,477,435)	(65,860,204)	(139,234,180)	22,414,234	(4,762,007)	(6,677,315)

NET ASSETS
Beginning of period	$1,397,674,871	$1,463,535,075	$2,000,862,969	$1,978,448,735	$17,282,721	$23,960,036
End of period	$1,271,197,436	$1,397,674,871	$1,861,628,789	$2,000,862,969	$12,520,714	$17,282,721

174	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT	See accompanying Notes to Financial Statements

Statements of Changes in Net Assets

	SELECT FUND		INTERNATIONAL GROWTH FUND		EVOLVING WORLD GROWTH FUND
	(UNAUDITED) SIX MONTHS ENDED APRIL 30, 2020	YEAR ENDED OCTOBER 31, 2019	(UNAUDITED) SIX MONTHS ENDED APRIL 30, 2020	YEAR ENDED OCTOBER 31, 2019	(UNAUDITED) SIX MONTHS ENDED APRIL 30, 2020	YEAR ENDED OCTOBER 31, 2019
OPERATIONS
Net investment income (loss)	$175,400	$448,973	$(11,304)	$1,316,447	$(539,164)	$1,410,485
Net realized gain (loss)	2,805,568	461,174	358,115	(1,661,553)	2,390,237	2,537,859
Change in unrealized appreciation/(depreciation)	(6,548,956)	3,268,273	(6,307,120)	25,638,578	(2,488,435)	18,719,546
Net increase (decrease) in net assets resulting from operations	(3,567,988)	4,178,420	(5,960,309)	25,293,472	(637,362)	22,667,890

DISTRIBUTIONS TO SHAREHOLDERS
Class A	(70,752)	(1,446,325)	—	(6,172,737)	(185,052)	—
Class C	—	(1,259,904)	—	(2,405,608)	—	—
Class I	(242,385)	(4,646,839)	—	(15,226,176)	(1,308,635)	—
Class R6	—	—	—	(2,420)	—	—
Total distributions	(313,137)	(7,353,068)	—	(23,806,941)	(1,493,687)	—

CAPITAL SHARE TRANSACTIONS	4,777,338	642,283	(12,692,359)	(29,839,329)	(20,799,281)	(65,234,868)
TOTAL INCREASE (DECREASE) IN NET ASSETS	896,213	(2,532,365)	(18,652,668)	(28,352,798)	(22,930,330)	(42,566,978)

NET ASSETS
Beginning of period	$45,026,478	$47,558,843	$204,997,272	$233,350,070	$161,964,227	$204,531,205
End of period	$45,922,691	$45,026,478	$186,344,604	$204,997,272	$139,033,897	$161,964,227

See accompanying Notes to Financial Statements	www.calamos.com	175

Statements of Changes in Net Assets

	GLOBAL EQUITY FUND		GLOBAL GROWTH AND INCOME FUND		TOTAL RETURN BOND FUND
	(UNAUDITED) SIX MONTHS ENDED APRIL 30, 2020	YEAR ENDED OCTOBER 31, 2019	(UNAUDITED) SIX MONTHS ENDED APRIL 30, 2020	YEAR ENDED OCTOBER 31, 2019	(UNAUDITED) SIX MONTHS ENDED APRIL 30, 2020	YEAR ENDED OCTOBER 31, 2019
OPERATIONS
Net investment income (loss)	$(157,812)	$(26,751)	$433,968	$1,902,079	$693,252	$1,447,122
Net realized gain (loss)	2,222,481	8,001,572	1,552,272	2,269,269	811,808	(52,743)
Change in unrealized appreciation/(depreciation)	(1,609,939)	764,987	(6,132,569)	5,904,583	1,350,422	3,779,147
Net increase (decrease) in net assets resulting from operations	454,730	8,739,808	(4,146,329)	10,075,931	2,855,482	5,173,526

DISTRIBUTIONS TO SHAREHOLDERS
Class A	(1,443,237)	(5,307,306)	(816,110)	(6,498,883)	(252,585)	(537,649)
Class C	(677,355)	(2,645,190)	(157,436)	(5,796,232)	(19,847)	(85,932)
Class I	(3,950,779)	(10,702,340)	(518,421)	(6,363,175)	(440,364)	(819,442)
Class R6	—	—	—	—	—	—
Total distributions	(6,071,371)	(18,654,836)	(1,491,967)	(18,658,290)	(712,796)	(1,443,023)

CAPITAL SHARE TRANSACTIONS	(961,553)	(5,673,079)	(20,094,197)	(30,348,373)	14,227,419	923,652
TOTAL INCREASE (DECREASE) IN NET ASSETS	(6,578,194)	(15,588,107)	(25,732,493)	(38,930,732)	16,370,105	4,654,155

NET ASSETS
Beginning of period	$80,865,483	$96,453,590	$151,405,796	$190,336,528	$61,063,541	$56,409,386
End of period	$74,287,289	$80,865,483	$125,673,303	$151,405,796	$77,433,646	$61,063,541

176	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT	See accompanying Notes to Financial Statements

Statements of Changes in Net Assets

	HIGH INCOME OPPORTUNITIES FUND		SHORT-TERM BOND FUND
	(UNAUDITED) SIX MONTHS ENDED APRIL 30, 2020	YEAR ENDED OCTOBER 31, 2019	(UNAUDITED) SIX MONTHS ENDED APRIL 30, 2020	YEAR ENDED OCTOBER 31, 2019
OPERATIONS
Net investment income (loss)	$1,143,010	$2,603,613	$2,685,972	$4,345,800
Net realized gain (loss)	(309,858)	(791,826)	881,607	887,418
Change in unrealized appreciation/(depreciation)	(4,587,593)	644,222	(2,469,577)	2,888,442
Net increase (decrease) in net assets resulting from operations	(3,754,441)	2,456,009	1,098,002	8,121,660

DISTRIBUTIONS TO SHAREHOLDERS
Class A	(1,043,948)	(2,025,174)	(18,902)	(7,328)
Class C	(43,113)	(244,119)	—	—
Class I	(203,051)	(442,113)	(4,189,983)	(4,362,670)
Class R6	—	—	—	—
Total distributions	(1,290,112)	(2,711,406)	(4,208,885)	(4,369,998)

CAPITAL SHARE TRANSACTIONS	(2,382,900)	(5,490,171)	(23,735,319)	199,258,390
TOTAL INCREASE (DECREASE) IN NET ASSETS	(7,427,453)	(5,745,568)	(26,846,202)	203,010,052

NET ASSETS
Beginning of period	$44,014,568	$49,760,136	$218,153,027	$15,142,975
End of period	$36,587,115	$44,014,568	$191,306,825	$218,153,027

See accompanying Notes to Financial Statements	www.calamos.com	177

Notes to Financial Statements    (Unaudited)

Note 1 – Organization and Significant Accounting Policies

Organization.  CALAMOS INVESTMENT TRUST, a Massachusetts business trust organized December 21, 1987 (the “Trust”), consists of eighteen series, Market Neutral Income Fund, Hedged Equity Fund, Phineus Long/Short Fund, Convertible Fund, Global Convertible Fund, Timpani Small Cap Growth Fund (formerly “Frontier Timpani Small Cap Growth Fund”), Timpani SMID Growth Fund (commenced operations on July 31, 2019), Growth Fund, Growth and Income Fund, Dividend Growth Fund, Select Fund (formerly Opportunistic Value Fund), International Growth Fund , Evolving World Growth Fund, Global Equity Fund, Global Growth and Income Fund, Total Return Bond Fund, High Income Opportunities Fund, and Short-Term Bond Fund, (commenced operations on September 19, 2018), (each a “Fund” and collectively the “Funds”). The Trust is registered under the Investment Company Act of 1940 as amended (the “1940 Act”) as an open-end management investment company. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The Trust currently offers Class A, Class C (except Timpani Small Cap Growth Fund, Timpani SMID Growth Fund and Short-Term Bond Fund), and Class I shares of each of the Funds. Class R6 shares are offered in Timpani Small Cap Growth Fund, Timpani SMID Growth Fund, and International Growth Fund only.

Significant Accounting Policies.  The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP), and the Funds’ are each considered an investment company under U.S. GAAP and follow the accounting and reporting guidance applicable to investment companies. The Funds adhere to the accounting and reporting requirements set forth in ASU 2013-08 and ASC 946. Under U.S. GAAP, management is required to make certain estimates and assumptions at the date of the financial statements and actual results may differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued, have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

In March 2017, FASB issued ASU No. 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities. The ASU shortens the amortization period for certain callable debt securities held at a premium. The Funds adopted this ASU as of November 1, 2019, with no material impact on the Funds’ financial statements.

Fund Valuation.  The valuation of the Funds’ investments is in accordance with policies and procedures adopted by and under the ultimate supervision of the board of trustees.

Fund securities that are traded on U.S. securities exchanges, except option securities, are valued at the official closing price, which is the last current reported sales price on its principal exchange at the time each Fund determines its net asset value (“NAV”). Securities traded in the over-the-counter market and quoted on The NASDAQ Stock Market are valued at the NASDAQ Official Closing Price, as determined by NASDAQ, or lacking a NASDAQ Official Closing Price, the last current reported sale price on NASDAQ at the time a Fund determines its NAV. When a last sale or closing price is not available, equity securities, other than option securities, that are traded on a U.S. securities exchange and other equity securities traded in the over-the-counter market are valued at the mean between the most recent bid and asked quotations on its principal exchange in accordance with guidelines adopted by the board of trustees. Each option security traded on a U.S. securities exchange is valued at the mid-point of the consolidated bid/ask quote for the option security, also in accordance with guidelines adopted by the board of trustees. Each over-the-counter option that is not traded through the Options Clearing Corporation is valued either by an independent pricing agent approved by the board of trustees or based on a quotation provided by the counterparty to such option under the ultimate supervision of the board of trustees.

Fixed income securities, bank loans, certain convertible preferred securities, and non-exchange traded derivatives are normally valued by independent pricing services or by dealers or brokers who make markets in such securities. Valuations of such fixed income securities, bank loans, certain convertible preferred securities, and non-exchange traded derivatives consider yield or price of equivalent securities of comparable quality, coupon rate, maturity, type of issue, trading characteristics and other market data and do not rely exclusively upon exchange or over-the-counter prices.

Trading on European and Far Eastern exchanges and over-the-counter markets is typically completed at various times before the close of business on each day on which the New York Stock Exchange (“NYSE”) is open. Each security trading on these exchanges or in over-the-counter markets may be valued utilizing a systematic fair valuation model provided by an independent pricing service approved by the board of trustees. The valuation of each security that meets certain criteria in relation to the valuation model is systematically adjusted to reflect the impact of movement in the U.S. market after the foreign markets close. Securities that do not

178	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Notes to Financial Statements    (Unaudited)

meet the criteria, or that are principally traded in other foreign markets, are valued as of the last reported sale price at the time the respective Fund determines its NAV, or when reliable market prices or quotations are not readily available, at the mean between the most recent bid and asked quotations as of the close of the appropriate exchange or other designated time. Trading of foreign securities may not take place on every NYSE business day. In addition, trading may take place in various foreign markets on Saturdays or on other days when the NYSE is not open and on which the respective Fund’s NAV is not calculated.

If the pricing committee determines that the valuation of a security in accordance with the methods described above is not reflective of a fair value for such security, the security is valued at a fair value by the pricing committee, under the ultimate supervision of the board of trustees, following the guidelines and/or procedures adopted by the board of trustees.

Each Fund also may use fair value pricing, pursuant to guidelines adopted by the board of trustees and under the ultimate supervision of the board of trustees, if trading in the security is halted or if the value of a security it holds is materially affected by events occurring before the Fund’s pricing time but after the close of the primary market or exchange on which the security is listed. Those procedures may utilize valuations furnished by pricing services approved by the board of trustees, which may be based on market transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders, a computerized matrix system, or appraisals derived from information concerning the securities or similar securities received from recognized dealers in those securities.

When fair value pricing of securities is employed, the prices of securities used by the Fund to calculate its NAV may differ from market quotations or official closing prices. There can be no assurance that the Fund could purchase or sell a portfolio security at the price used to calculate the Fund’s net asset value (“NAV”).

Investment Transactions.  Investment transactions are recorded on a trade date basis as of April 30, 2020. Net realized gains and losses from investment transactions are reported on an identified cost basis. Interest income is recognized using the accrual method and includes accretion of original issue and market discount and amortization of premium. Dividend income is recognized on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information becomes available after the ex-dividend date.

Foreign Currency Translation.  Values of investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using a rate quoted by a major bank or dealer in the particular currency market, as reported by a recognized quotation dissemination service.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign currency gains or losses arise from disposition of foreign currency, the difference in the foreign exchange rates between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the ex-date or accrual date and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies held at period end.

Allocation of Expenses Among Funds and Classes.  Expenses directly attributable to a Fund are charged to that Fund; certain other common expenses of the Trust, Calamos Advisors Trust, Calamos Convertible Opportunities and Income Fund, Calamos Convertible and High Income Fund, Calamos Strategic Total Return Fund, Calamos Global Total Return Fund, Calamos Global Dynamic Income Fund, Calamos Dynamic Convertible and Income Fund and Calamos Long/Short Equity & Dynamic Income Trust are allocated proportionately among each Fund to which the expenses relate in relation to the net assets of each Fund or on another reasonable basis. Expenses directly attributable to a particular class of a fund in the Trust are charged directly to such class. In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day plus current day fund share activity.

www.calamos.com	179

Notes to Financial Statements    (Unaudited)

Income Taxes.  No provision has been made for U.S. income taxes because the Trust’s policy is to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended, and distribute to shareholders substantially all of the Funds’ taxable income and net realized gains.

Dividends and distributions paid to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. To the extent these “book/tax” differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment. These differences are primarily due to differing treatments for foreign currency transactions, contingent payment debt instruments and methods of amortizing and accreting for fixed income securities. The financial statements are not adjusted for temporary differences.

The Fund recognized no liability for uncertain tax positions. A reconciliation is not provided as the beginning and ending amounts of unrecognized benefits are zero, with no interim additions, reductions or settlements. Tax years 2016—2019 remain subject to examination by the U.S. and the State of Illinois tax jurisdictions for those Funds that have been in existence during that time, and for all years since inception for those Funds created subsequent to October 31, 2014.

Indemnifications.  Under the Trust’s organizational documents, the Trust is obligated to indemnify its officers and trustees against certain liabilities incurred by them by reason of having been an officer or trustee of the Trust. In addition, in the normal course of business, the Trust may enter into contracts that provide general indemnifications to other parties. Each Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Funds’ management expects the risk of material loss in connection to a potential claim to be remote.

Note 2 – Investment Adviser and Transactions With Affiliates Or Certain Other Parties

Pursuant to an investment advisory agreement with Calamos Advisors LLC (“Calamos Advisors”), each Fund pays a monthly investment advisory fee based on the average daily net assets of the Fund, as shown below:

AVERAGE DAILY NET ASSETS	GROWTH FUND ANNUAL RATE	EVOLVING WORLD GROWTH FUND, ANNUAL RATE	TOTAL RETURN BOND FUND ANNUAL RATE	SELECT FUND, DIVIDEND GROWTH FUND, INTERNATIONAL GROWTH FUND*, GLOBAL EQUITY FUND*, GLOBAL GROWTH AND INCOME FUND ANNUAL RATE
First $500 million	1.00%	1.10%	0.45%	1.00%

Next $500 million	0.90%	1.05%	0.43%	0.95%

Next $5 billion	0.80%	1.00%	0.41%	0.90%

Over $6 billion	0.70%	0.90%	0.35%	0.80%

*	International Growth Fund and Global Equity Fund are subject to a possible adjustment based on performance as described below.

AVERAGE DAILY NET ASSETS	GLOBAL CONVERTIBLE FUND ANNUAL RATE	SHORT-TERM BOND FUND ANNUAL RATE	TIMPANI SMALL CAP GROWTH FUND ANNUAL RATE	TIMPANI SMID GROWTH FUND ANNUAL RATE	GROWTH AND INCOME FUND, CONVERTIBLE FUND, MARKET NEUTRAL INCOME FUND, HEDGED EQUITY INCOME FUND ANNUAL RATE	HIGH INCOME OPPORTUNITIES FUND ANNUAL RATE	PHINEUS LONG/SHORT FUND ANNUAL RATE
First $500 million	0.85%	0.30%	0.90%	0.95%	0.75%	0.60%	1.25%

Next $500 million	0.80%	0.27%	0.80%	0.85%	0.70%	0.55%	1.20%

Over $1 billion	0.75%	0.25%	0.75%	0.80%	0.65%	0.50%	1.15%

180	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Notes to Financial Statements    (Unaudited)

The average investment advisory fee as of the period ended April 30, 2020 was as follows:

FUND	PERCENTAGE
Market Neutral Income Fund	0.66%

Hedged Equity Fund	0.75

Phineus Long/Short Fund	1.24

Convertible Fund	0.73

Global Convertible Fund	0.85

Timpani Small Cap Growth Fund	0.90

Timpani SMID Growth Fund	0.95

Growth Fund	0.91

Growth and Income Fund	0.69

Dividend Growth Fund	1.00

Select Fund	1.00

International Growth Fund	0.97

Evolving World Growth Fund	1.10

Global Equity Fund	1.00

Global Growth and Income Fund	1.00

Total Return Bond Fund	0.45

High Income Opportunities Fund	0.60

Short-Term Bond Fund	0.30

Each of the International Growth and Global Equity Funds pays a fee based on average daily net assets of the Fund that is accrued daily and paid on a monthly basis, subject to possible adjustment based on the Fund’s investment performance (since March 2006 for International Growth Fund and since February 2008 for Global Equity Fund). The performance adjustment increases or decreases the management fee, on a monthly basis, by 1/12 of 0.03% of a Fund’s average daily net assets over the performance period for each full 1% increment amount by which a Fund outperforms or underperforms the benchmark index (“Index”), on an annualized basis, over the performance measurement period. The benchmark indexes are the MSCI EAFE Growth Index and the MSCI World Index for the International Growth Fund and Global Equity Fund, respectively.

The base fee is shown in the table above. The performance adjustment rate is calculated by comparing over the performance measurement period the Fund’s Class A share performance to that of the respective Index. The performance measurement period commenced at the beginning of each Fund’s first full month of operation (April 2005 and March 2007 for the International Growth Fund and Global Equity Fund, respectively). The first performance adjustment was applied to the advisory fee at the end of the twelfth month. Each month subsequent to the twelfth month, a new month is added to the performance measurement period until the performance measurement period includes 36 months. Thereafter, the performance measurement period consists of the most recent month plus the previous 35 months.

The performance comparison is made at the end of each month. The maximum annualized performance adjustment rate is +/- 0.30% of the Fund’s average daily net assets over the performance measurement period. The performance adjustment rate is divided by twelve and multiplied by the Fund’s average daily net assets over the performance measurement period, and the resulting dollar amount is then added to or subtracted from the base fee. Calamos Advisors may receive a positive performance adjustment even if the Fund has a negative return over a performance measurement period if it otherwise outperforms the Index during that period.

Each Fund may invest in shares of the Timpani Small Cap Growth Fund (“SCG”), Timpani SMID Growth Fund (“SMID”) or Short Term Bond Fund (“STBF”). Calamos Advisors has contractually agreed to waive a portion of its advisory fee charged to the Fund equal to the advisory fee paid by SCG, SMID or STBF, respectively, attributable to the Fund’s investment in SCG, SMID or STBF, respectively, based on daily net assets. For the period ended April 30, 2020, the total advisory fees waived pursuant to such agreement were $8,370, $225,234, and $43,039 for the Growth Fund, Market Neutral Income Fund, Phineus Long/Short Fund, respectively, and are included in the Statements of Operations under the caption “Expense reductions”.

As of April 30, 2020, Market Neutral Income Fund, Phineus Long/Short Fund, and Growth Fund had holdings of $150.0 million, $11.2 million, and $5.6 million respectively in STBF. During the period from November 1, 2019 through April 30, 2020, Market

www.calamos.com	181

Notes to Financial Statements    (Unaudited)

Neutral Income Fund, Phineus Long/Short Fund, and Growth Fund earned $2,997.8 thousand, $620.6 thousand, and $111.4 thousand, in dividends respectively. Phineus Long/Short Fund sold $24.6 million of its investment in STBF over the same period, with no change in investment from the other funds.

The Funds reimburses Calamos Advisors for a portion of compensation paid to the Trust’s Chief Compliance Officer. This compensation is reported as part of the “Trustees’ fees and officer compensation” expense on the Statements of Operations.

Calamos Advisors has contractually agreed to limit the annual ordinary operating expenses of each Fund as a percentage of the average daily net assets as follows:

Fund	CLASS A SHARES	CLASS C SHARES	CLASS I SHARES	CLASS R6 SHARES

Market Neutral Income Fund	1.75%	2.50%	1.50%	—

Hedged Equity Fund†	1.25%	2.00%	1.00%	—

Phineus Long/Short Fund	2.00%	2.75%	1.75%	—

Convertible Fund	1.75%	2.50%	1.50%	—

Global Convertible Fund	1.35%	2.10%	1.10%	—

Timpani Small Cap Growth Fund	1.30%	—	1.05%	1.05% less the annual sub-transfer agency ratio	*

Timpani SMID Growth Fund	1.35%	—	1.10%	1.10% less the annual sub-transfer agency ratio	*

Growth Fund	1.75%	2.50%	1.50%	—

Growth and Income Fund	1.75%	2.50%	1.50%	—

Dividend Growth Fund	1.35%	2.10%	1.10%	—

Select Fund	1.15%	1.90%	0.90%	—

International Growth Fund	1.10%	1.85%	0.85%	0.85% less the annual sub-transfer agency ratio	*

Evolving World Growth Fund	1.75%	2.50%	1.50%	—

Global Equity Fund	1.40%	2.15%	1.15%	—

Global Growth and Income Fund	1.75%	2.50%	1.50%	—

Total Return Bond Fund	0.90%	1.65%	0.65%	—

High Income Opportunities Fund	1.00%	1.75%	0.75%	—

Short-Term Bond Fund	0.65%	—	0.40%	—

†

For the period of January 22, 2020 through February 28, 2021, CALAMOS ADVISORS has contractually agreed to limit the annual operating expenses of the Hedged Equity Fund, as a percentage of the average net assets of the particular class of shares, to 1.15% for Class A shares, 1.90% for Class C shares, and 0.90% for Class I shares.

*The

annual sub-transfer agency ratio is equal to the aggregate sub-transfer agency expenses common to the other share classes of the Fund divided by the aggregated average annual net assets of the Fund’s other share classes.

These agreements are binding on Calamos Advisors through March 1, 2022.

182	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Notes to Financial Statements    (Unaudited)

For the period ended April 30, 2020, Calamos Advisors waived or absorbed the following expenses:

FUND	AMOUNT
Market Neutral Income Fund	$225,234

Hedged Equity Fund	7,425

Phineus Long/Short Fund	43,039

Global Convertible Fund	488

Timpani Small Cap Growth Fund	23,527

Timpani SMID Growth Fund	87,824

Growth Fund	8,370

Dividend Growth Fund	51,200

Select Fund	106,038

International Growth Fund	384,355

Evolving World Growth Fund	6,885

Global Equity Fund	96,991

Global Growth and Income Fund	4,103

Total Return Bond Fund	29,386

High Income Opportunities Fund	70,114

Short-Term Bond Fund	11,501

These amounts are included in the Statements of Operations under the caption “Expense reductions”.

As Distributor, Calamos Financial Services LLC (“CFS”) assumed all expenses of personnel, office space, office facilities and equipment incidental to such service. Each Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act whereby the Fund pays to CFS a distribution and/or service fee at the annual rate of 0.25% of the average daily net assets of the Fund’s Class A shares; a service fee at the annual rate of 0.25% and a distribution fee at the rate of 0.75% of the average daily net assets of the Fund’s Class B and Class C shares; a service fee at the annual rate of 0.25% and a distribution fee of 0.25% of the average daily net assets of the Fund’s Class R shares. No such fees are paid on each Fund’s Class I or Class R6 shares.

CFS also receives a sales commission and/or an underwriting fee on certain sales of each Fund’s Class A shares. During the period ended April 30, 2020, CFS received commissions and underwriting fees as follows:

FUND	AMOUNT

Market Neutral Income Fund	$21,230

Hedged Equity Fund	6,721

Phineus Long/Short Fund	5,702

Convertible Fund	5,499

Global Convertible Fund	379

Timpani Small Cap Growth Fund	2,002

Timpani SMID Growth Fund	14

Growth Fund	23,815

Growth and Income Fund	48,274

Dividend Growth Fund	529

Select Fund	656

International Growth Fund	404

Evolving World Growth Fund	827

Global Equity Fund	363

Global Growth and Income Fund	1,216

Total Return Bond Fund	397

High Income Opportunities Fund	219

Short-Term Bond Fund	1

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Notes to Financial Statements    (Unaudited)

A trustee and certain officers of the Trust are also officers and directors of CFS and Calamos Advisors. Such trustee and officers serve without direct compensation from the Trust. The Trust’s Statement of Additional Information contains additional information about the Trust’s Trustees and Officers and is available without charge, upon request, at www.calamos.com or by calling 800.582.6959.

As of April 30, 2020, certain affiliates of Calamos Advisors hold material investments in the Funds as follows:

FUND	PERCENTAGE

Timpani SMID Growth Fund	74%

Select Fund	42

Global Equity Fund	28

High Income Opportunities Fund	31

As of April 30, 2020, the Growth Fund, Market Neutral Income Fund, and Phineus Long/Short Fund held 3.0%, 65.6%, and 19.4% of the outstanding shares respectively of Short Term Bond Fund.

The Trust has adopted a deferred compensation plan (the “Plan”). Under the Plan, a trustee who is not an “interested person” (as defined in the 1940 Act) and has elected to participate in the Plan (a “participating trustee”) may defer receipt of all or a portion of his compensation from the Trust. The deferred compensation payable to the participating trustee is credited to the trustee’s deferral account as of the business day such compensation would have been paid to the participating trustee. The value of amounts deferred for a participating trustee is determined by reference to the change in value of Class I shares of one or more funds of the Trust designated by the participant. The value of the account increases with contributions to the account or with increases in the value of the measuring shares, and the value of the account decreases with withdrawals from the account or with declines in the value of the measuring shares.

At April 30, 2020, the Funds had deferred compensation balances, which are included in “Other assets” on the Statements of Assets and Liabilities, as follows:

FUND	AMOUNT

Market Neutral Income Fund	$121,817

Hedged Equity Fund	1,482

Phineus Long/Short Fund	1,972

Convertible Fund	120,664

Global Convertible Fund	1,492

Growth Fund	574,232

Growth and Income Fund	250,063

Dividend Growth Fund	1,974

Select Fund	62,253

International Growth Fund	41,376

Evolving World Growth Fund	14,072

Global Equity Fund	22,203

Global Growth and Income Fund	94,595

Total Return Bond Fund	24,576

High Income Opportunities Fund	68,612

Each Fund’s obligation to make payments under the Plan is a general obligation of the Fund and is included in “Payable for deferred compensation to trustees” on the Statements of Assets and Liabilities at April 30, 2020.

Interfund Lending Program

The Funds have adopted, effective April 23, 2020, an Interim InterFund Lending Program (the “InterFund Program”) in reliance upon the exemptive order issued by the Securities and Exchange Commission on March 23, 2020 (the “March 23, 2020 Order”). The InterFund Program allows the Funds to borrow money from and lend money to each other for temporary or emergency purposes, such as to satisfy redemption requests or to cover unanticipated cash shortfalls, subject to the requirements of the March 23, 2020

184	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Notes to Financial Statements    (Unaudited)

Order. The Funds’ InterFund Program is limited in terms of duration and will only remain in place for the period from the adoption date up to and including June 30, 2020 (unless extended by the board of trustees upon any extension by the SEC). As of the end of the reporting period, no Fund has participated in the InterFund Program or has had to rely on the March 23, 2020 Order. Please see the supplement to the Prospectus and Statement of Additional Information dated April 30, 2020 for more information about the Interfund Program.

Note 3 – Investments

The cost of purchases and proceeds from sales of long-term investments for the period ended April 30, 2020 were as follows:

	COST OF PURCHASES		PROCEEDS FROM SALES
Fund	U.S. GOV’T SECURITIES	OTHER	U.S. GOV’T SECURITIES	OTHER
Market Neutral Income Fund	$—	$5,024,398,222	$50,318,359	$4,883,496,818

Hedged Equity Fund	—	154,990,080	—	97,648,122

Phineus Long/Short Fund	—	1,393,419,564	—	1,169,440,466

Convertible Fund	—	289,700,149	12,346,453	264,019,073

Global Convertible Fund	2,771,389	32,942,831	10,929,094	20,969,340

Timpani Small Cap Growth Fund	—	76,728,149	—	74,919,166

Timpani SMID Growth Fund	—	12,685,917	—	9,685,676

Growth Fund	—	973,992,409	—	930,389,543

Growth and Income Fund	—	281,456,499	34,620,246	306,208,990

Dividend Growth Fund	—	1,668,635	—	5,279,347

Select Fund	—	47,178,080	—	43,408,086

International Growth Fund	—	78,468,338	—	94,744,762

Evolving World Growth Fund	—	83,791,296	—	107,948,955

Global Equity Fund	—	26,405,151	—	34,565,542

Global Growth and Income Fund	671,455	79,310,181	14,557,442	86,166,110

Total Return Bond Fund	25,451,611	24,707,812	21,108,341	10,697,829

High Income Opportunities Fund	—	11,862,876	—	13,909,556

Short-Term Bond Fund	—	47,474,549	5,840,359	52,189,419

The following information is presented on a federal income tax basis as of April 30, 2020. Differences between the cost basis under U.S. generally accepted accounting principles and federal income tax purposes are primarily due to temporary differences.

The cost basis of investments for federal income tax purposes at April 30, 2020 was as follows*:

FUND	COST BASIS OF INVESTMENTS	GROSS UNREALIZED APPRECIATION	GROSS UNREALIZED DEPRECIATION	NET UNREALIZED APPRECIATION (DEPRECIATION)
Market Neutral Income Fund	$5,560,159,526	$1,907,797,488	$(1,896,528,576)	$11,268,912

Hedged Equity Fund	299,807,771	34,623,836	(31,754,996)	2,868,840

Phineus Long/Short Fund	202,575,499	64,499,449	(98,344,463)	(33,845,014)

Convertible Fund	773,702,098	90,340,515	(39,249,165)	51,091,350

Global Convertible Fund	139,456,878	12,783,093	(10,655,838)	2,127,255

Timpani Small Cap Growth Fund	62,551,781	16,861,370	(1,348,502)	15,512,868

Timpani SMID Growth Fund	11,374,415	1,258,823	(260,846)	997,977

Growth Fund	1,096,090,719	250,189,232	(53,138,266)	197,050,966

Growth and Income Fund	1,441,971,736	564,886,513	(103,666,720)	461,219,793

Dividend Growth Fund	9,543,745	3,915,047	(745,154)	3,169,893

Select Fund	45,763,631	3,051,175	(2,962,487)	88,688

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Notes to Financial Statements    (Unaudited)

FUND	COST BASIS OF INVESTMENTS	GROSS UNREALIZED APPRECIATION	GROSS UNREALIZED DEPRECIATION	NET UNREALIZED APPRECIATION (DEPRECIATION)

International Growth Fund	$159,245,255	$36,454,220	$(8,647,373)	$27,806,847

Evolving World Growth Fund	112,331,020	33,376,284	(6,538,899)	26,837,385

Global Equity Fund	59,816,023	18,755,351	(3,271,268)	15,484,083

Global Growth and Income Fund	114,251,748	18,579,935	(6,122,236)	12,457,699

Total Return Bond Fund	75,969,681	4,211,550	(887,416)	3,324,134

High Income Opportunities Fund	45,336,601	381,328	(6,714,802)	(6,333,474)

Short-Term Bond Fund	193,519,711	2,993,441	(2,611,620)	381,821
*

Because tax adjustments are calculated annually, the above table does not reflect tax adjustments. For the previous fiscal year’s federal income tax information, please refer to the Notes to Financial Statements section in the Funds’ most recent annual report.

Note 4 – Income Taxes

The tax character of distributions for the period ended April 30, 2020 will be determined at the end of each Fund’s current fiscal year. Distributions during the fiscal period ended October 31, 2019 were characterized for federal income tax purposes as follows:

	YEAR OR PERIOD ENDED OCTOBER 31, 2019
FUND	ORDINARY INCOME	LONG-TERM CAPITAL GAIN	RETURN OF CAPITAL
Market Neutral Income Fund	$217,846,961	$123,320,794	—

Hedged Equity Fund	1,391,398	2,507,353	—

Phineus Long/Short Fund	39,979,878	8,774,837	—

Convertible Fund	25,865,067	52,484,924	—

Global Convertible Fund	4,182,325	2,821,821	—

Timpani SMID Growth Fund	—	—	—

Growth Fund	55,623,655	183,241,565	—

Growth and Income Fund	40,039,934	111,810,729	—

Dividend Growth Fund	159,783	1,542,903	—

Select Fund	1,915,605	5,732,033	—

International Growth Fund	824,415	23,806,913	—

Evolving World Growth Fund	233,278	—	—

Global Equity Fund	856,978	19,728,912	—

Global Growth and Income Fund	3,954,070	16,447,349	—

Total Return Bond Fund	1,448,909	—	—

High Income Opportunities Fund	2,714,610	—	—

Short-Term Bond Fund	4,371,556	—	—

FUND	YEAR OR PERIOD ENDED	ORDINARY INCOME	LONG-TERM CAPITAL GAIN	RETURN OF CAPITAL
Timpani Small Cap Growth Fund	June 30, 2018	$—	$—	$—

	June 30, 2019	—	4,768,338	—

	October 31, 2019	—	90,869	—

186	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Notes to Financial Statements    (Unaudited)

As of October 31, 2019, the components of accumulated earnings/(loss) on a tax basis were as follows:

	MARKET NEUTRAL INCOME FUND	HEDGED EQUITY FUND	PHINEUS LONG/SHORT FUND	CONVERTIBLE FUND	GLOBAL CONVERTIBLE FUND
Undistributed ordinary income	$26,284,243	$545,135	$1,884,471	$2,468,298	$1,451,990

Undistributed capital gains	—	—	—	—	685,870

Total undistributed earnings	26,284,243	545,135	1,884,471	2,468,298	2,137,860

Accumulated capital and other losses	(294,470,932)	(11,335,520)	—	—	—

Net unrealized gains/(losses)	573,409,775	20,825,547	(74,012,650)	73,624,966	6,374,327

Total accumulated earnings/(losses)	305,223,086	10,035,162	(72,128,179)	76,093,264	8,512,187

Other	(47,435,246)	(15,600)	(1,599,345)	(111,054)	(16,084)

Paid-in-capital	8,457,365,989	226,777,465	866,644,821	668,942,332	124,437,285

Net assets applicable to common shareholders	$8,715,153,829	$236,797,027	$792,917,297	$744,924,542	$132,933,388

	TIMPANI SMALL CAP GROWTH FUND	TIMPANI SMID GROWTH FUND	GROWTH FUND	GROWTH AND INCOME FUND
Undistributed ordinary income	$—	$—	$—	$4,972,055

Undistributed capital gains	3,965,852	—	124,358,575	48,354,057

Total undistributed earnings	3,965,852	—	124,358,575	53,326,112

Accumulated capital and other losses	—	(849,029)	—	—

Net unrealized gains/(losses)	15,999,985	(144,177)	327,010,817	533,872,836

Total accumulated earnings/(losses)	19,965,837	(993,206)	451,369,392	587,198,948

Other	—	—	(264,098)	(172,416)

Paid-in-capital	60,492,987	10,359,469	946,569,577	1,413,836,437

Net assets applicable to common shareholders	$80,458,824	$9,366,263	$1,397,674,871	$2,000,862,969

	DIVIDEND GROWTH FUND	SELECT FUND	INTERNATIONAL GROWTH FUND	EVOLVING WORLD GROWTH FUND	GLOBAL EQUITY FUND
Undistributed ordinary income	$29,164	$313,127	$—	$1,493,605	$—

Undistributed capital gains	1,897,921	—	—	—	6,071,360

Total undistributed earnings	1,927,085	313,127	—	1,493,605	6,071,360

Accumulated capital and other losses	—	—	(1,687,258)	(18,344,051)	—

Net unrealized gains/(losses)	5,127,231	6,776,471	34,853,598	29,301,928	17,068,728

Total accumulated earnings/(losses)	7,054,316	7,089,598	33,166,340	12,451,482	23,140,088

Other	(6,669)	(80,557)	44,680	(71,781)	(92,359)

Paid-in-capital	10,235,074	38,017,437	171,786,252	149,584,526	57,817,754

Net assets applicable to common shareholders	$17,282,721	$45,026,478	$204,997,272	$161,964,227	$80,865,483

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Notes to Financial Statements    (Unaudited)

	GLOBAL GROWTH AND INCOME FUND	TOTAL RETURN BOND FUND	HIGH INCOME OPPORTUNITIES FUND	SHORT-TERM BOND FUND
Undistributed ordinary income	$—	$18,056	$24,873	$1,392,893

Undistributed capital gains	1,481,802	—	—	12,636

Total undistributed earnings	1,481,802	18,056	24,873	1,405,529

Accumulated capital and other losses	—	(843,473)	(9,544,054)	—

Net unrealized gains/(losses)	19,946,688	1,894,225	(2,029,684)	2,310,490

Total accumulated earnings/(losses)	21,428,490	1,068,808	(11,548,865)	3,716,019

Other	(189,445)	(52,124)	(116,662)	(2,044)

Paid-in-capital	130,166,751	60,046,857	55,680,095	214,439,052

Net assets applicable to common shareholders	$151,405,796	$61,063,541	$44,014,568	$218,153,027

The following Funds had capital loss carryforwards for the year ended October 31, 2019, with no expiration date, available to offset future realized capital gains:

FUND	SHORT-TERM	LONG-TERM

Market Neutral Income Fund	$(177,336,915)	$(117,134,017)

Hedged Equity Fund	(4,293,571)	(7,041,949)

Timpani SMID Growth Fund	(849,029)	—

International Growth Fund	(1,687,258)	—

Evolving World Growth Fund	(18,344,051)	—

Total Return Bond Fund	(335,762)	(507,711)

High Income Opportunities Fund	(1,082,399)	(8,461,655)

Note 5 – Short Sales

Securities sold short represent obligations to deliver the securities at a future date. A Fund may sell a security it does not own in anticipation of a decline in the value of that security before the delivery date. When the Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. Dividends paid on securities sold short are disclosed as an expense on the Statements of Operations. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be realized upon the termination of a short sale.

To secure its obligation to deliver to the broker-dealer the securities sold short, the Fund must segregate an amount of cash or liquid securities with its custodian equal to any excess of the current market value of the securities sold short over any cash or liquid securities deposited as collateral with the broker in connection with the short sale (not including the proceeds of the short sale). As a result of that requirement, the Fund will not gain any leverage merely by selling short, except to the extent that it earns interest or other income or gains on the segregated cash or liquid securities while also being subject to the possibility of gain or loss from the securities sold short.

Note 6 – Derivative Investments

Foreign Currency Risk.  Each Fund may engage in portfolio hedging with respect to changes in currency exchange rates by entering into forward foreign currency contracts to purchase or sell currencies. A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Risks associated with such contracts include, among other things, movement in the value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform.

To mitigate the counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs over-the-counter derivatives and foreign exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative

188	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Notes to Financial Statements    (Unaudited)

financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting) including the bankruptcy or insolvency of the counterparty. Generally, collateral is exchanged between the Fund and the counterparty and the amount of collateral due from the Fund or to a counterparty has to exceed a minimum transfer amount threshold before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. When a Fund is required to post collateral under the terms of a derivatives transaction and master netting agreement, the Fund’s custodian holds the collateral in a segregated account, subject to the terms of a tri-party agreement among the Fund, the custodian and the counterparty. The master netting agreement and tri-party agreement provide, in relevant part, that the counterparty may have rights to the amounts in the segregated account in the event that the Fund defaults in its obligation with respect to the derivative instrument that is subject to the collateral requirement. When a counterparty is required to post collateral under the terms of a derivatives transaction and master netting agreement, the counterparty delivers such amount to the Fund’s custodian. The master netting agreement provides, in relevant part, that the Fund may have rights to such collateral in the event that the counterparty defaults in its obligation with respect to the derivative instrument that is subject to the collateral requirement. Generally before a default, neither a Fund nor the counterparty may resell, rehypothecate, or repledge any collateral that it receives.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statements of Assets and Liabilities. The Fund’s net counterparty exposure is reflected in the counterparty table below. The net unrealized gain, if any, represents the credit risk to the respective Fund on a forward foreign currency contract. The contracts are valued daily at forward foreign exchange rates. The Funds realize a gain or loss when a position is closed or upon settlement of the contracts. Please see the disclosure regarding ISDA Master Agreements under Foreign Currency Risk within this note.

As of April 30, 2020, the Funds had outstanding forward foreign currency contracts listed on the Schedules of Investments.

Equity Risk.  Each Fund may engage in option transactions and in doing so achieves similar objectives to what it would achieve through the sale or purchase of individual securities. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller of the option the obligation to sell, the underlying security, index or other instrument at the exercise price. A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the seller the obligation to buy, the underlying security, index, or other instrument at the exercise price.

To seek to offset some of the risk of a potential decline in value of certain long positions, each Fund may also purchase put options on individual securities, broad-based securities indexes or certain exchange-traded funds (“ETFs”). Each Fund may also seek to generate income from option premiums by writing (selling) options on a portion of the equity securities (including securities that are convertible into equity securities) in the Fund’s portfolio, on broad-based securities indexes, or certain ETFs.

When a Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When a Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, a Fund realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost basis of the purchase. The difference between the premium and the amount received or paid on a closing purchase or sale transaction is also treated as a realized gain or loss. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid. Gain or loss on written options and purchased options is presented separately on the Statements of Operations as net realized gain or loss on written options and net realized gain or loss on purchased options, respectively.

Options written by each Fund do not typically give rise to counterparty credit risk since options written obligate each Fund and not the counterparty to perform. Exchange traded purchased options have minimal counterparty credit risk to each Fund since the exchange’s clearinghouse, as counterparty to such instruments, guarantees against a possible default.

As of April 30, 2020, Market Neutral Income Fund, Hedged Equity Fund, Phineus Long/Short Fund, Convertible Fund, Global Convertible Fund, Growth Fund, Growth and Income Fund, International Growth Fund, Evolving World Growth Fund, and Global Growth and Income Fund had outstanding purchased options and/or written options as listed on the Schedules of Investments.

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Notes to Financial Statements    (Unaudited)

As of April 30, 2020, the Funds had outstanding derivative contracts which are reflected on the Statements of Assets and Liabilities as follows:

	ASSET DERIVATIVES	LIABILITY DERIVATIVES

	MARKET NEUTRAL INCOME FUND
Gross amounts at fair value:

Forward foreign currency contracts(1)	$15,912	$551,039

Purchased options(2)	55,528,557	—

Total Return Swaps(4)	—	1,671,413

Written options(3)	—	390,492,775

	$55,544,469	$392,715,227

	HEDGED EQUITY FUND
Gross amounts at fair value:

Purchased options(2)	$3,801,943	$—

Written options(3)	—	16,539,651

	$3,801,943	$16,539,651

	PHINEUS LONG/SHORT FUND
Gross amounts at fair value:

Purchased Options(2)	$8,749,892	$—

Written options(3)	—	10,991,600

	$8,749,892	$10,991,600

	CONVERTIBLE FUND
Gross amounts at fair value:

Forward foreign currency contracts(1)	$391	$—

Purchased options(2)	4,548,138	—

	$4,548,529	$—

	GLOBAL CONVERTIBLE FUND
Gross amounts at fair value:

Purchased options(2)	$104,465	$—

	$104,465	$—

	GROWTH FUND
Gross amounts at fair value:

Written options(3)	$—	$7,208,850

	—	7,208,850

	GROWTH AND INCOME FUND
Gross amounts at fair value:

Forward foreign currency contracts(1)	$8,345	$—

Purchased options(2)	13,091,712	—

Written options(3)	—	1,286,525

	$13,100,057	$1,286,525

For a listing of the footnotes used in these tables, please refer to page 192.

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Notes to Financial Statements    (Unaudited)

	ASSET DERIVATIVES	LIABILITY DERIVATIVES

	INTERNATIONAL GROWTH FUND
Gross amounts at fair value:

Forward foreign currency contracts(1)	$377,119	$—

Purchased options(2)	17,443	—

	$394,562	$—

	EVOLVING WORLD GROWTH FUND
Gross amounts at fair value:

Purchased options(2)	$2,471,539	$—

Written options(3)	—	272,105

	$2,471,539	$272,105

	GLOBAL GROWTH AND INCOME FUND
Gross amounts at fair value:

Purchased options(2)	$4,382,570	$—

Written options(3)	—	108,038

	$4,382,570	$108,038

	TOTAL RETURN BOND FUND
Gross amounts at fair value:

Futures contracts(5)	$8,530	$—

	$8,530	$—

	SHORT-TERM BOND FUND
Gross amounts at fair value:

Futures contracts(5)	$203,810	$—

	$203,810	$—

For a listing of the footnotes used in these tables, please refer to page 192.

The following table presents the outstanding derivative contracts, organized by counterparty, that are subject to enforceable master netting agreements as of April 30, 2020:

	GROSS AMOUNTS NOT OFFSET IN THE STATEMENT OF ASSETS AND LIABILITIES
MARKET NEUTRAL INCOME FUND	GROSS AMOUNTS PRESENTED IN THE STATEMENT OF ASSETS AND LIABILITIES			COLLATERAL PLEDGED	NET AMOUNT RECEIVABLE IN THE EVENT OF DEFAULT	NET AMOUNT PAYABLE IN THE EVENT OF DEFAULT
Counterparty		ASSETS	LIABILITIES

State Street Bank and Trust	ISDA	$—	$546,441	$—	$—	$546,441

Goldman Sachs & Co.	ISDA	15,912	685,481	—	—	669,569

Morgan Stanley & Co.	ISDA	—	990,530	—	—	990,530

		$15,912	$2,222,452	$—	$—	$2,206,540

CONVERTIBLE FUND	GROSS AMOUNTS PRESENTED IN THE STATEMENT OF ASSETS AND LIABILITIES			COLLATERAL PLEDGED	NET AMOUNT RECEIVABLE IN THE EVENT OF DEFAULT	NET AMOUNT PAYABLE IN THE EVENT OF DEFAULT
Counterparty		ASSETS	LIABILITIES

State Street Bank and Trust	ISDA	$391	$—	$—	$391	$—

		$391	$—	$—	$391	$—

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Notes to Financial Statements    (Unaudited)

GROWTH AND INCOME FUND	GROSS AMOUNTS PRESENTED IN THE STATEMENT OF ASSETS AND LIABILITIES			COLLATERAL PLEDGED	NET AMOUNT RECEIVABLE IN THE EVENT OF DEFAULT	NET AMOUNT PAYABLE IN THE EVENT OF DEFAULT
Counterparty		ASSETS	LIABILITIES

State Street Bank and Trust	ISDA	$8,345	$—	$—	$8,345	$—

		$8,345	$—	$—	$8,345	$—

INTERNATIONAL GROWTH FUND	GROSS AMOUNTS PRESENTED IN THE STATEMENT OF ASSETS AND LIABILITIES			COLLATERAL PLEDGED	NET AMOUNT RECEIVABLE IN THE EVENT OF DEFAULT	NET AMOUNT PAYABLE IN THE EVENT OF DEFAULT
Counterparty		ASSETS	LIABILITIES

Goldman Sachs & Co.	ISDA	$33,994	$—	$—	$33,994	$—

State Street Bank and Trust	ISDA	343,125	—	—	343,125	—

		$377,119	$—	$—	$377,119	$—

For the period ended April 30, 2020, the volume of derivative activity for the Fund is reflected below:*

FUND	FORWARD CONTRACTS(1)	FUTURES CONTRACTS(5)	PURCHASED OPTIONS(2)	WRITTEN OPTIONS(3)	SWAPS(4)

Market Neutral Income Fund	234,702,320	—	110,790	100,179	6,610,294

Hedged Equity Fund	—	—	8,995	4,914	—

Phineus Long/Short Fund	—	—	305,564	377,514	—

Convertible Fund	12,372,980	—	5,777	325	—

Global Convertible Fund	—	—	1,120	—	—

Growth Fund	—	—	40,195	52,766	—

Growth and Income Fund	32,648,282	—	208,076	14,102	—

Select Fund	—	—	270	—	—

International Growth Fund	39,831,502	—	11,325	—	—

Evolving World Growth Fund	—	—	49,343	21,312	—

Global Equity Fund	—	—	1,250	—	—

Global Growth and Income Fund	517,582	—	7,770	3,363	—

Total Return Bond Fund	—	20	—	—	—

Short-Term Bond Fund	—	170	—	—	—

*

Activity during the period is measured by opened number of contracts for options purchased or written, opened foreign currency contracts (measured in notional), opened futures contracts (measured in notional), and opened total return swaps (measured in notional).

(1)

Generally, the Statement of Assets and Liabilities location for Forward contracts is Unrealized appreciation on forward foreign currency contracts for asset derivatives and Unrealized depreciation on forward foreign currency contracts for liability derivatives.

(2)	Generally, the Statement of Assets and Liabilities location for Purchased Options is Investments in securities, at value.

(3)	Generally, the Statement of Assets and Liabilities location for Written Options is Options written, at value.

(4)

Generally, the Statement of Assets and Liabilities location for Swap contracts is Unrealized appreciation on total return swaps for asset derivatives and Unrealized depreciation on total return swaps for liability derivatives.

(5)

Generally, the Statement of Assets and Liabilities location for Futures contracts is Variation margin on open futures contracts for asset derivatives and Variation margin on open futures contracts for liability derivatives.

Note 7 – Securities Lending

The Funds may loan one or more of their securities to broker-dealers and banks. Any such loan must be secured by collateral in cash or cash equivalents maintained on a current basis in an amount at least equal to the value of the securities loaned by the Funds. The Funds continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and also receive an

192	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Notes to Financial Statements    (Unaudited)

additional return that may be in the form of a fixed fee or a percentage of the collateral. The additional return is disclosed on a net basis as Securities lending income in the Statement of Operations. Upon receipt of cash or cash equivalent collateral, the Funds’ securities lending agent invests the collateral into short term investments following investment guidelines approved by Calamos Advisors. The Funds record the investment of collateral as an asset and the value of the collateral as a liability on the Statements of Assets and Liabilities. If the value of the invested collateral declines below the value of the collateral deposited by the borrower, the Funds will record unrealized depreciation equal to the decline in value of the invested collateral. The Funds will pay reasonable fees to persons unaffiliated with the Funds for services in arranging these loans. The Funds have the right to call a loan and obtain the securities loaned at any time. The Funds do not have the right to vote the securities during the existence of the loan but could call the loan in an attempt to permit voting of the securities in certain circumstances. Upon return of the securities loaned, the cash or cash equivalent collateral will be returned to the borrower. In the event of bankruptcy or other default of the borrower, the Funds could experience both delays in liquidating the loan collateral or recovering the loaned securities and losses, including (a) possible decline in the value of the collateral or in the value of the securities loaned during the period while the Funds seek to enforce its rights thereto, (b) possible subnormal levels of income and lack of access to income during this period, and (c) the expenses of enforcing their rights. In an effort to reduce these risks, the Funds’ security lending agent monitors and reports to Calamos Advisors on the creditworthiness of the firms to which a Fund lends securities.

The following table indicates the total amount of securities loaned by asset class, reconciled to the gross liability payable upon return of the securities loaned by the Funds as of April 30, 2020.

	VALUE OF SECURITIES ON LOAN TO BROKER-DEALERS AND BANKS	AMOUNT OF COLLATERAL HELD IN SHORT TERM INVESTMENTS AND RESTRICTED CASH BY ASSET CLASS ON LOAN			EXCESS AMOUNT DUE TO/FROM COUNTERPARTY
FUND		EQUITY	FIXED INCOME	TOTAL
Market Neutral Income Fund	$122,678,794	$60,466,584	$127,603,161	$188,069,745	$65,390,951

Hedged Equity Fund	9,893,179	22,890,695	143,535	23,034,230	13,141,051

Phineus Long/Short Fund	13,880,868	20,023,928	—	20,023,928	6,143,060

Convertible Fund	67,840,330	19,561,133	54,119,205	73,680,338	5,840,008

Global Convertible Fund	4,308,065	—	4,230,483	4,230,483	(77,582)

Growth Fund	19,716,342	57,808,925	—	57,808,925	38,092,583

Growth and Income Fund	28,374,793	2,341,101	28,538,093	30,879,194	2,504,401

Dividend Growth Fund	92,269	88,588	—	88,588	(3,681)

Select Fund	—	531,179	—	531,179	531,179

International Growth Fund	3,872,960	4,530,970	—	4,530,970	658,010

Evolving World Growth Fund	2,235,691	3,118,798	—	3,118,798	883,107

Global Equity Fund	616,410	931,111	—	931,111	314,701

Global Growth and Income Fund	983,202	2,039,249	214,853	2,254,102	1,270,900

Total Return Bond Fund	4,953,745	—	7,656,926	7,656,926	2,703,181

High Income Opportunities Fund	2,937,720	643	3,201,324	3,201,967	264,247

Short-Term Bond Fund	2,445,765	—	9,445,648	9,445,648	6,999,883

Note 8 – Fair Value Measurements

Various inputs are used to determine the value of the Funds’ investments. These inputs are categorized into three broad levels as follows:

•	Level 1 – Prices are determined using inputs from unadjusted quoted prices from active markets (including securities actively traded on a securities exchange) for identical assets.

•

Level 2 – Prices are determined using significant observable market inputs other than unadjusted quoted prices, including quoted prices of similar securities, fair value adjustments to quoted foreign securities, interest rates, credit risk, prepayment speeds, and other relevant data.

•

Level 3 – Prices reflect unobservable market inputs (including the Funds’ own judgments about assumptions market participants would use in determining fair value) when observable inputs are unavailable.

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Notes to Financial Statements    (Unaudited)

Debt securities are valued based upon evaluated prices received from an independent pricing service or from a dealer or broker who makes markets in such securities. Pricing services utilize various observable market data and as such, debt securities are generally categorized as Level 2. The levels are not necessarily an indication of the risk or liquidity of the Fund’s investments.

The following is a summary of the inputs used in valuing the Funds’ holdings at fair value:

	MARKET NEUTRAL INCOME FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:

Convertible Bonds	$—	$4,208,846,342	$—	$4,208,846,342

Corporate Bonds	—	19,280,377	—	19,280,377

Convertible Preferred Stocks	388,969,004	43,587,600	—	432,556,604

Common Stocks U.S.	4,183,204,842	—	—	4,183,204,842

Investment in Affiliated Funds	149,977,536	—	—	149,977,536

Rights	92,266	—	—	92,266

Purchased options	40,292,562	15,235,995	—	55,528,557

Short Term Investments	101,547,380	—	—	101,547,380

Investment of Cash Collateral For Securities Loaned	71,873,286	50,805,508	—	122,678,794

Forward Foreign Currency Contracts	—	15,912	—	15,912

Total	$4,935,956,876	$4,337,771,734	$—	$9,273,728,610

Liabilities:

Common Stocks Sold Short U.S.	$3,183,689,440	$—	$—	$3,183,689,440

Common Stocks Sold Short Foreign	126,436,158	—	—	126,436,158

Written options	390,492,775	—	—	390,492,775

Forward Foreign Currency Contracts	—	551,039	—	551,039

Total Return Swaps	—	1,671,413	—	1,671,413

Total	$3,700,618,373	$2,222,452	$—	$3,702,840,825

	HEDGED EQUITY FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:

Convertible Bonds	$—	$143,970	$—	$143,970

Common Stocks U.S.	270,989,708	—	—	270,989,708

Exchange-Traded Funds	23,260,767	—	—	23,260,767

Purchased options	3,801,943	—	—	3,801,943

Short Term Investments	11,126,695	—	—	11,126,695

Investment of Cash Collateral For Securities Loaned	—	9,893,179	—	9,893,179

Total	$309,179,113	$10,037,149	$—	$319,216,262

Liabilities:

Written options	$16,539,651	$—	$—	$16,539,651

Total	$16,539,651	$—	$—	$16,539,651

194	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Notes to Financial Statements    (Unaudited)

	PHINEUS LONG/SHORT FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:

Common Stocks U.S.	$476,545,481	$—	$—	$476,545,481

Common Stocks Foreign	—	35,861,174	—	35,861,174

Investments in Affiliated Funds	11,224,716	—	—	11,224,716

Purchased options	8,749,892	—	—	8,749,892

Short Term Investments	842	—	—	842

Investment of Cash Collateral For Securities Loaned	—	13,880,868	—	13,880,868

Total	$496,520,931	$49,742,042	$—	$546,262,973

Liabilities:

Common Stocks Sold Short U.S.	$46,722,408	$—	$—	$46,722,408

Exchange-Traded Funds Sold Short	319,818,480	—	—	319,818,480

Written options	10,991,600	—	—	10,991,600

Total	$377,532,488	$—	$—	$377,532,488

	CONVERTIBLE FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:

Convertible Bonds	$—	$580,767,249	$—	$580,767,249

Convertible Preferred Stocks	119,408,176	—	—	119,408,176

Common Stocks U.S.	25,600,314	—	—	25,600,314

Purchased options	4,548,138	—	—	4,548,138

Short Term Investments	26,629,241	—	—	26,629,241

Investment of Cash Collateral For Securities Loaned	17,957,012	49,883,318	—	67,840,330

Forward Foreign Currency Contracts	—	391	—	391

Total	$194,142,881	$630,650,958	$—	$824,793,839

	GLOBAL CONVERTIBLE FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:

Convertible Bonds	$—	$111,397,160	$—	$111,397,160

Bank Loan	—	170,756	—	170,756

Synthetic Convertible Securities (U.S. Government and Agency Security)	—	2,786,413	—	2,786,413

Synthetic Convertible Securities (Purchased Options)	104,465	—	—	104,465

Convertible Preferred Stocks	15,069,555	—	—	15,069,555

Common Stocks Foreign	—	916,997	—	916,997

Short Term Investments	6,830,722	—	—	6,830,722

Investment of Cash Collateral For Securities Loaned	—	4,308,065	—	4,308,065

Total	$22,004,742	$119,579,391	$—	$141,584,133

	TIMPANI SMALL CAP GROWTH FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:

Common Stocks U.S.	$77,473,699	$—	$—	$77,473,699

Short Term Investments	590,950	—	—	590,950

Total	$78,064,649	$—	$—	$78,064,649

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Notes to Financial Statements    (Unaudited)

	TIMPANI SMID GROWTH FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:

Common Stocks U.S.	$12,159,529	$—	$—	$12,159,529

Short Term Investments	212,863	—	—	212,863

Total	$12,372,392	$—	$—	$12,372,392

	GROWTH FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:

Common Stocks U.S.	$1,256,995,782	$—	$—	$1,256,995,782

Investment in Affiliated Funds	5,573,357	—	—	5,573,357

Short Term Investments	18,065,054	—	—	18,065,054

Investment of Cash Collateral For Securities Loaned	3,636,257	16,080,085	—	19,716,342

Total	$1,284,270,450	$16,080,085	$—	$1,300,350,535

Liabilities:

Written options	$7,208,850	$—	$—	$7,208,850

Total	$7,208,850	$—	$—	$7,208,850

	GROWTH AND INCOME FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:

Corporate Bonds	$—	$16,416,136	$—	$16,416,136

Convertible Bonds	—	296,329,717	—	296,329,717

Convertible Preferred Stocks	144,224,773	7,583,152	—	151,807,925

Common Stocks U.S.	1,364,620,621	—	—	1,364,620,621

Exchange-Traded Fund	9,200,545	—	—	9,200,545

Purchased options	13,091,712	—	—	13,091,712

Short Term Investments	24,636,605	—	—	24,636,605

Investment of Cash Collateral For Securities Loaned	17,481,005	10,893,788	—	28,374,793

Forward Foreign Currency Contracts	—	8,345	—	8,345

Total	$1,573,255,261	$331,231,138	$—	$1,904,486,399

Liabilities:

Written options	$1,286,525	$—	$—	$1,286,525

Total	$1,286,525	$—	$—	$1,286,525

	DIVIDEND GROWTH FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:

Common Stocks U.S.	$12,291,529	$—	$—	$12,291,529

Exchange-Traded Fund	60,760	—	—	60,760

Short Term Investments	269,080	—	—	269,080

Investment of Cash Collateral For Securities Loaned	—	92,269	—	92,269

Total	$12,621,369	$92,269	$—	$12,713,638

196	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Notes to Financial Statements    (Unaudited)

	SELECT FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:

Common Stocks U.S.	$44,623,693	$—	$—	$44,623,693

Short Term Investments	1,228,626	—	—	1,228,626

Total	$45,852,319	$—	$—	$45,852,319

	INTERNATIONAL GROWTH FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:

Common Stocks U.S.	$51,519,427	$—	$—	$51,519,427

Common Stocks Foreign	14,028,045	117,128,081	—	131,156,126

Purchased options	17,443	—	—	17,443

Short Term Investments	486,146	—	—	486,146

Investment of Cash Collateral For Securities Loaned	—	3,872,960	—	3,872,960

Forward Foreign Currency Contracts	—	377,119	—	377,119

Total	$66,051,061	$121,378,160	$—	$187,429,221

	EVOLVING WORLD GROWTH FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:

Convertible Bonds	$—	$17,909,550	$—	$17,909,550

Common Stocks Foreign	7,692,487	80,268,497	—	87,960,984

Common Stocks U.S.	28,339,399	—	—	28,339,399

Purchased options	2,471,539	—	—	2,471,539

Short Term Investments	523,347	—	—	523,347

Investment of Cash Collateral For Securities Loaned	—	2,235,691	—	2,235,691

Total	$39,026,772	$100,413,738	$—	$139,440,510

Liabilities:

Written options	$272,105	$—	$—	$272,105

Total	$272,105	$—	$—	$272,105

	GLOBAL EQUITY FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:

Common Stocks U.S.	$46,630,684	$—	$—	$46,630,684

Common Stocks Foreign	2,075,225	25,135,144	—	27,210,369

Short Term Investments	842,643	—	—	842,643

Investment of Cash Collateral For Securities Loaned	—	616,410	—	616,410

Total	$49,548,552	$25,751,554	$—	$75,300,106

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Notes to Financial Statements    (Unaudited)

	GLOBAL GROWTH AND INCOME FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:

Convertible Bonds	$—	$24,267,343	$—	$24,267,343

Corporate Bonds	—	3,997,487	—	3,997,487

Convertible Preferred Stocks	13,757,396	—	—	13,757,396

Common Stocks U.S.	41,976,514	—	—	41,976,514

Common Stocks Foreign	1,649,258	33,657,184	—	35,306,442

Purchased options	4,382,570	—	—	4,382,570

Short Term Investments	2,146,531	—	—	2,146,531

Investment of Cash Collateral For Securities Loaned	—	983,202	—	983,202

Total	$63,912,269	$62,905,216	$—	$126,817,485

Liabilities:

Written options	$108,038	$—	$—	$108,038

Total	$108,038	$—	$—	$108,038

	TOTAL RETURN BOND FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:

Corporate Bonds	$—	$37,862,528	$—	$37,862,528

Convertible Bond	—	242,861	—	242,861

Bank Loans	—	1,026,115	—	1,026,115

Convertible Preferred Stocks	97,160	—	—	97,160

U.S. Government and Agency Securities	—	29,356,566	—	29,356,566

Asset Backed Securities	—	4,975,434	—	4,975,434

Residential Mortgage Backed Securities	—	770,577	—	770,577

Short Term Investments	299	—	—	299

Investment of Cash Collateral For Securities Loaned	—	4,953,745	—	4,953,745

Total	$97,459	$79,187,826	$—	$79,285,285

	HIGH INCOME OPPORTUNITIES FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:

Corporate Bonds	$—	$28,577,518	$—	$28,577,518

Convertible Bonds	—	556,214	—	556,214

Bank Loans	—	4,464,014	—	4,464,014

Convertible Preferred Stocks	242,414	—	—	242,414

Common Stocks U.S.	375,360	—	—	375,360

Short Term Investments	1,849,887	—	—	1,849,887

Investment of Cash Collateral For Securities Loaned	—	2,937,720	—	2,937,720

Total	$2,467,661	$36,535,466	$—	$39,003,127

198	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Notes to Financial Statements    (Unaudited)

	SHORT-TERM BOND FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL

Assets:

Corporate Bonds	$—	$142,390,872	$—	$142,390,872

Convertible Bonds	—	1,014,641	—	1,014,641

U.S. Government and Agency Securities	—	9,952,715	—	9,952,715

Bank Loans	—	3,366,160	—	3,366,160

Asset Backed Securities	—	27,019,281	—	27,019,281

Residential Mortgage Backed Securities	—	4,340,773	—	4,340,773

Municipal Obligations	—	1,601,218	—	1,601,218

Short Term Investments	1,571,660	—	—	1,571,660

Investment of Cash Collateral For Securities Loaned	—	2,445,765	—	2,445,765

Total	$1,571,660	$192,131,425	$—	$193,703,085

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Notes to Financial Statements    (Unaudited)

Note 9 – Capital Share Transactions

The following table summarizes the activity in capital shares of the Funds for the Six Months ended April 30, 2020:

	MARKET NEUTRAL INCOME FUND		HEDGED EQUITY FUND		PHINEUS LONG/SHORT FUND
Class A	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	10,359,890	$138,742,767	558,699	$6,677,845	456,724	$5,205,749

Shares issued as reinvestment of distributions	396,979	5,211,517	4,559	53,862	6,418	75,411

Less shares redeemed	(10,775,364)	(142,648,218)	(479,123)	(5,401,718)	(2,424,386)	(26,699,443)

Net increase (decrease)	(18,495)	$1,306,066	84,135	$1,329,989	(1,961,244)	$(21,418,283)

Class C	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	2,467,547	$33,696,948	119,105	$1,398,954	131,595	$1,459,744

Shares issued as reinvestment of distributions	59,006	793,598	538	6,428	—	—

Less shares redeemed	(2,974,220)	(40,135,298)	(45,222)	(515,852)	(1,035,340)	(11,047,537)

Net increase (decrease)	(447,667)	$(5,644,752)	74,421	$889,530	(903,745)	$(9,587,793)

Class I	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	143,196,428	$1,887,299,315	9,665,374	$114,226,215	8,984,912	$98,491,391

Shares issued as reinvestment of distributions	4,683,077	60,611,440	131,617	1,528,441	235,680	2,785,741

Less shares redeemed	(128,389,599)	(1,658,697,351)	(4,877,470)	(55,785,932)	(27,908,691)	(302,282,431)

Net increase (decrease)	19,489,906	$289,213,404	4,919,521	$59,968,724	(18,688,099)	$(201,005,299)

Class R6	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	—	$—	—	$—	—	$—

Shares issued as reinvestment of distributions	—	—	—	—	—	—

Less shares redeemed	—	—	—	—	—	—

Net increase (decrease)	—	$—	—	$—	—	$—

200	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Notes to Financial Statements    (Unaudited)

	CONVERTIBLE FUND		GLOBAL CONVERTIBLE FUND		TIMPANI SMALL CAP GROWTH FUND
Class A	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	1,445,375	$26,015,711	100,546	$1,154,131	42,833	$961,516

Shares issued as reinvestment of distributions	90,842	1,473,078	13,385	149,379	16,119	355,909

Less shares redeemed	(2,224,186)	(37,923,717)	(95,495)	(1,043,283)	(57,212)	(1,195,133)

Net increase (decrease)	(687,969)	$(10,434,928)	18,436	$260,227	1,740	$122,292

Class C	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	188,134	$3,269,915	39,246	$440,200	—	$—

Shares issued as reinvestment of distributions	7,484	119,553	4,864	53,603	—	—

Less shares redeemed	(763,592)	(13,125,808)	(41,560)	(452,033)	—	—

Net increase (decrease)	(567,974)	$(9,736,340)	2,550	$41,770	—	$—

Class I	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	8,251,074	$128,542,599	2,395,965	$26,660,274	555,011	$11,876,562

Shares issued as reinvestment of distributions	274,745	3,922,826	195,570	2,172,401	156,927	3,554,389

Less shares redeemed	(8,675,100)	(129,371,055)	(2,250,206)	(24,683,148)	(575,447)	(12,414,780)

Net increase (decrease)	(149,281)	$3,094,370	341,329	$4,149,527	136,491	$3,016,171

Class R6	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	—	$—	—	$—	2,774	$68,575

Shares issued as reinvestment of distributions	—	—	—	—	2,381	53,959

Less shares redeemed	—	—	—	—	(99)	(2,031)

Net increase (decrease)	—	$—	—	$—	5,056	$120,503

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Notes to Financial Statements    (Unaudited)

	TIMPANI SMID GROWTH FUND		GROWTH FUND		GROWTH AND INCOME FUND
Class A	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	15,729	$148,818	768,321	$22,572,154	1,283,946	$42,174,506

Shares issued as reinvestment of distributions	—	—	2,949,175	90,952,566	985,101	32,549,037

Less shares redeemed	—	—	(3,475,084)	(103,691,909)	(3,070,193)	(98,615,621)

Net increase (decrease)	15,729	$148,818	242,412	$9,832,811	(801,146)	$(23,892,078)

Class C	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	—	$—	102,855	$1,571,961	295,209	$9,874,168

Shares issued as reinvestment of distributions	—	—	439,533	7,094,039	94,399	3,193,416

Less shares redeemed	—	—	(776,256)	(12,629,843)	(955,180)	(31,167,352)

Net increase (decrease)	—	$—	(233,868)	$(3,963,843)	(565,572)	$(18,099,768)

Class I	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	306,198	$2,720,127	693,575	$28,873,905	2,674,758	$83,058,445

Shares issued as reinvestment of distributions	—	—	418,999	18,167,781	805,408	25,349,745

Less shares redeemed	—	—	(802,456)	(33,793,624)	(3,604,093)	(108,159,004)

Net increase (decrease)	306,198	$2,720,127	310,118	$13,248,062	(123,927)	$249,186

Class R6	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	—	$—	—	$—	—	$—

Shares issued as reinvestment of distributions	—	—	—	—	—	—

Less shares redeemed	—	—	—	—	—	—

Net increase (decrease)	—	$—	—	$—	—	$—

202	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Notes to Financial Statements    (Unaudited)

	DIVIDEND GROWTH FUND		SELECT FUND		INTERNATIONAL GROWTH FUND
Class A	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	54,397	$646,908	36,627	$531,076	96,894	$1,741,056

Shares issued as reinvestment of distributions	33,274	418,590	4,489	66,529	—	—

Less shares redeemed	(65,609)	(710,963)	(102,038)	(1,403,570)	(376,207)	(6,728,257)

Net increase (decrease)	22,062	$354,535	(60,922)	$(805,965)	(279,313)	$(4,987,201)

Class C	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	22,624	$247,792	2,707	$34,583	2,679	$41,539

Shares issued as reinvestment of distributions	6,350	78,044	—	—	—	—

Less shares redeemed	(17,527)	(178,610)	(26,505)	(332,340)	(113,623)	(1,805,400)

Net increase (decrease)	11,447	$147,226	(23,798)	$(297,757)	(110,944)	$(1,763,861)

Class I	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	60,504	$689,068	562,953	$7,441,620	845,631	$15,413,281

Shares issued as reinvestment of distributions	116,997	1,467,834	15,886	241,795	—	—

Less shares redeemed	(417,984)	(4,680,255)	(148,599)	(1,802,355)	(1,139,326)	(20,434,101)

Net increase (decrease)	(240,483)	$(2,523,353)	430,240	$5,881,060	(293,695)	$(5,020,820)

Class R6	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	—	$—	—	$—	62,268	$1,156,839

Shares issued as reinvestment of distributions	—	—	—	—	—	—

Less shares redeemed	—	—	—	—	(107,434)	(2,077,316)

Net increase (decrease)	—	$—	—	$—	(45,166)	$(920,477)

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Notes to Financial Statements    (Unaudited)

	EVOLVING WORLD GROWTH FUND		GLOBAL EQUITY FUND		GLOBAL GROWTH AND INCOME FUND
Class A	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	102,233	$1,460,712	120,066	$1,329,084	567,906	$4,402,695

Shares issued as reinvestment of distributions	11,579	172,408	112,095	1,289,097	84,099	740,914

Less shares redeemed	(570,552)	(8,135,719)	(371,512)	(4,168,702)	(1,379,273)	(11,409,923)

Net increase (decrease)	(456,740)	$(6,502,599)	(139,351)	$(1,550,521)	(727,268)	$(6,266,314)

Class C	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	6,971	$91,147	8,156	$80,620	22,818	$177,513

Shares issued as reinvestment of distributions	—	—	60,883	603,351	18,357	141,350

Less shares redeemed	(201,456)	(2,649,891)	(148,639)	(1,403,567)	(541,229)	(3,928,657)

Net increase (decrease)	(194,485)	$(2,558,744)	(79,600)	$(719,596)	(500,054)	$(3,609,794)

Class I	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	861,214	$12,118,740	291,281	$3,387,522	298,517	$2,651,656

Shares issued as reinvestment of distributions	86,887	1,302,432	329,656	3,929,499	55,239	500,421

Less shares redeemed	(1,797,947)	(25,159,110)	(528,044)	(6,008,457)	(1,621,828)	(13,370,166)

Net increase (decrease)	(849,846)	$(11,737,938)	92,893	$1,308,564	(1,268,072)	$(10,218,089)

Class R6	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	—	$—	—	$—	—	$—

Shares issued as reinvestment of distributions	—	—	—	—	—	—

Less shares redeemed	—	—	—	—	—	—

Net increase (decrease)	—	$—	—	$—	—	$—

204	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Notes to Financial Statements    (Unaudited)

	TOTAL RETURN BOND FUND		HIGH INCOME OPPORTUNITIES FUND
Class A	Shares	Dollars	Shares	Dollars

Shares sold	367,415	$3,896,874	156,531	$1,323,575

Shares issued as reinvestment of distributions	20,369	216,317	123,733	983,524

Less shares redeemed	(311,352)	(3,282,934)	(543,503)	(4,435,324)

Net increase (decrease)	76,432	$830,257	(263,239)	$(2,128,225)

Class C	Shares	Dollars	Shares	Dollars

Shares sold	85,262	$916,694	9,063	$73,758

Shares issued as reinvestment of distributions	1,723	18,282	5,024	42,281

Less shares redeemed	(107,598)	(1,141,788)	(43,231)	(376,504)

Net increase (decrease)	(20,613)	$(206,812)	(29,144)	$(260,465)

Class I	Shares	Dollars	Shares	Dollars

Shares sold	3,127,916	$32,387,921	232,415	$1,779,962

Shares issued as reinvestment of distributions	41,064	436,447	23,948	190,056

Less shares redeemed	(1,800,654)	(19,220,394)	(246,662)	(1,964,228)

Net increase (decrease)	1,368,326	$13,603,974	9,701	$5,790

Class R6	Shares	Dollars	Shares	Dollars

Shares sold	—	$—	—	$—

Shares issued as reinvestment of distributions	—	—	—	—

Less shares redeemed	—	—	—	—

Net increase (decrease)	—	$—	—	$—

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Notes to Financial Statements    (Unaudited)

	SHORT-TERM BOND FUND
Class A	Shares	Dollars

Shares sold	219,233	$2,204,986

Shares issued as reinvestment of distributions	1,860	18,737

Less shares redeemed	(24,046)	(237,801)

Net increase (decrease)	197,047	$1,985,922

Class C	Shares	Dollars

Shares sold	—	$—

Shares issued as reinvestment of distributions	—	—

Less shares redeemed	—	—

Net increase (decrease)	—	$—

Class I	Shares	Dollars

Shares sold	133,429	$1,340,535

Shares issued as reinvestment of distributions	45,227	457,458

Less shares redeemed	(2,709,105)	(27,519,234)

Net increase (decrease)	(2,530,449)	$(25,721,241)

Class R6	Shares	Dollars

Shares sold	—	$—

Shares issued as reinvestment of distributions	—	—

Less shares redeemed	—	—

Net increase (decrease)	—	$—

206	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Notes to Financial Statements    (Unaudited)

The following table summarizes the activity in capital shares of the Funds for the year ended October 31, 2019:

	MARKET NEUTRAL INCOME FUND		HEDGED EQUITY FUND		PHINEUS LONG/SHORT FUND
Class A	Shares	Dollars	Shares	Dollars	Shares	Dollars

Shares sold	29,680,352	$393,434,323	925,177	$10,546,955	2,254,270	$26,483,229

Shares issued as reinvestment of distributions	2,440,956	31,487,658	13,843	150,877	325,291	3,636,756

Less shares redeemed	(31,909,968)	(423,741,284)	(512,821)	(5,874,811)	(4,940,696)	(57,831,780)

Net increase (decrease)	211,340	$1,180,697	426,199	$4,823,021	(2,361,135)	$(27,711,795)

Class C	Shares	Dollars	Shares	Dollars	Shares	Dollars

Shares sold	5,630,014	$75,990,349	210,465	$2,373,495	566,072	$6,503,222

Shares issued as reinvestment of distributions	747,645	9,756,404	1,761	18,780	170,003	1,859,837

Less shares redeemed	(9,405,506)	(126,560,124)	(83,016)	(944,143)	(1,750,780)	(20,083,924)

Net increase (decrease)	(3,027,847)	$(40,813,371)	129,210	$1,448,132	(1,014,705)	$(11,720,865)

Class I	Shares	Dollars	Shares	Dollars	Shares	Dollars

Shares sold	271,275,266	$3,554,451,162	14,314,809	$163,261,984	26,643,604	$315,706,970

Shares issued as reinvestment of distributions	19,385,503	247,263,382	341,162	3,725,247	2,860,728	32,211,796

Less shares redeemed	(134,555,579)	(1,756,564,721)	(3,761,065)	(42,830,646)	(53,808,028)	(636,263,810)

Net increase (decrease)	156,105,190	$2,045,149,823	10,894,906	$124,156,585	(24,303,696)	$(288,345,044)

Class R6	Shares	Dollars	Shares	Dollars	Shares	Dollars

Shares sold	—	$—	—	$—	—	$—

Shares issued as reinvestment of distributions	—	—	—	—	—	—

Less shares redeemed	—	—	—	—	—	—

Net increase (decrease)	—	$—	—	$—	—	$—

www.calamos.com	207

Notes to Financial Statements    (Unaudited)

	CONVERTIBLE FUND		GLOBAL CONVERTIBLE FUND		TIMPANI SMALL CAP GROWTH FUND MAY 31, 2019 THROUGH OCTOBER 31, 2019		TIMPANI SMALL CAP GROWTH FUND JULY 1, 2018 THROUGH MAY 31, 2019*
Class A	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars

Shares sold	6,464,165	$109,061,464	224,720	$2,390,163	69,544	$1,650,315	44,877	$1,083,466

Shares issued as reinvestment of distributions	1,415,747	21,910,099	52,472	528,310	—	—	14,580	286,931

Less shares redeemed	(5,432,904)	(92,274,164)	(499,335)	(5,383,927)	(9,348)	(215,624)	(48,199)	(1,178,916)

Net increase (decrease)	2,447,008	$38,697,399	(222,143)	$(2,465,454)	60,196	$1,434,691	11,258	$191,481

Class C	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars

Shares sold	744,331	$12,386,248	39,365	$411,226	—	$—	—	$—

Shares issued as reinvestment of distributions	866,407	13,169,660	16,672	165,169	—	—	—	—

Less shares redeemed	(5,557,821)	(92,761,975)	(107,257)	(1,138,486)	—	—	—	—

Net increase (decrease)	(3,947,083)	$(67,206,067)	(51,220)	$(562,091)	—	$—	—	$—

Class I	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars

Shares sold	19,705,724	$294,220,340	4,110,369	$43,882,156	447,370	$10,684,843	612,221	$14,843,109

Shares issued as reinvestment of distributions	2,759,584	37,785,812	610,630	6,166,716	—	—	179,215	3,600,415

Less shares redeemed	(10,664,606)	(159,681,159)	(5,045,984)	(53,026,740)	(261,577)	(6,205,215)	(525,834)	(12,408,640)

Net increase (decrease)	11,800,702	$172,324,993	(324,985)	$(2,977,868)	185,793	$4,479,628	265,602	$6,034,884

Class R6(a)	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars

Shares sold	—	$—	—	$—	46,065	$1,166,356	—	$—

Shares issued as reinvestment of distributions	—	—	—	—	—	—	—	—

Less shares redeemed	—	—	—	—	—	—	—	—

Net increase (decrease)	—	$—	—	$—	46,065	$1,166,356	—	$—

*

Activity shown includes activity of the Predecessor Fund prior to May 31, 2019. The Class I activity prior to May 31, 2019 includes the Predecessor Fund’s Service and Institutional share classes that were reorganized into Class I.

(a)	Timpani Small Cap Growth Fund Class R6 shares commenced operations on June 1, 2019.

208	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Notes to Financial Statements    (Unaudited)

	TIMPANI SMID GROWTH FUND(a)		GROWTH FUND		GROWTH AND INCOME FUND
Class A	Shares	Dollars	Shares	Dollars	Shares	Dollars

Shares sold	1,000	$10,000	9,587,177	$284,967,966	12,497,710	$391,728,042

Shares issued as reinvestment of distributions	—	—	3,896,550	99,712,712	1,925,650	55,053,122

Less shares redeemed	—	—	(6,077,197)	(187,586,969)	(6,230,340)	(197,413,390)

Net increase (decrease)	1,000	$10,000	7,406,530	$197,093,709	8,193,020	$249,367,774

Class C	Shares	Dollars	Shares	Dollars	Shares	Dollars

Shares sold	—	$—	323,807	$5,218,792	636,780	$19,754,168

Shares issued as reinvestment of distributions	—	—	4,480,634	65,327,650	1,054,355	29,744,060

Less shares redeemed	—	—	(17,750,289)	(302,227,922)	(13,016,220)	(409,666,760)

Net increase (decrease)	—	$—	(12,945,848)	$(231,681,480)	(11,325,085)	$(360,168,532)

Class I	Shares	Dollars	Shares	Dollars	Shares	Dollars

Shares sold	1,036,544	$10,360,000	838,179	$35,111,918	6,855,294	$204,430,740

Shares issued as reinvestment of distributions	—	—	776,327	27,140,373	1,861,051	50,896,933

Less shares redeemed	—	—	(1,749,854)	(72,895,718)	(6,328,452)	(188,989,797)

Net increase (decrease)	1,036,544	$10,360,000	(135,348)	$(10,643,427)	2,387,893	$66,337,876

Class R6	Shares	Dollars	Shares	Dollars	Shares	Dollars

Shares sold	1,000	$10,000	—	$—	—	$—

Shares issued as reinvestment of distributions	—	—	—	—	—	—

Less shares redeemed	—	—	—	—	—	—

Net increase (decrease)	1,000	$10,000	—	$—	—	$—

(a)	Timpani SMID Growth Fund commenced operations on July 31, 2019.

www.calamos.com	209

Notes to Financial Statements    (Unaudited)

	DIVIDEND GROWTH FUND		OPPORTUNISTIC VALUE FUND		INTERNATIONAL GROWTH FUND
Class A	Shares	Dollars	Shares	Dollars	Shares	Dollars

Shares sold	101,755	$1,250,779	231,417	$3,076,083	929,035	$15,634,398

Shares issued as reinvestment of distributions	9,354	102,817	111,969	1,322,359	362,648	5,305,535

Less shares redeemed	(29,247)	(358,368)	(932,810)	(14,108,734)	(1,581,022)	(26,727,598)

Net increase (decrease)	81,862	$995,228	(589,424)	$(9,710,292)	(289,339)	$(5,787,665)

Class C	Shares	Dollars	Shares	Dollars	Shares	Dollars

Shares sold	32,760	$358,846	270,582	$3,672,986	45,648	$628,378

Shares issued as reinvestment of distributions	3,605	38,283	119,355	1,232,939	171,935	2,240,319

Less shares redeemed	(71,003)	(857,004)	(276,544)	(3,194,104)	(898,962)	(13,296,115)

Net increase (decrease)	(34,638)	$(459,875)	113,393	$1,711,821	(681,379)	$(10,427,418)

Class I	Shares	Dollars	Shares	Dollars	Shares	Dollars

Shares sold	232,224	$2,874,396	737,982	$11,740,442	1,334,479	$22,380,624

Shares issued as reinvestment of distributions	81,633	892,276	383,272	4,645,250	1,006,590	15,149,175

Less shares redeemed	(1,011,497)	(12,118,417)	(564,747)	(7,744,938)	(3,344,240)	(57,605,298)

Net increase (decrease)	(697,640)	$(8,351,745)	556,507	$8,640,754	(1,003,171)	$(20,075,499)

Class R6	Shares	Dollars	Shares	Dollars	Shares	Dollars

Shares sold	—	$—	—	$—	455,301	$7,480,147

Shares issued as reinvestment of distributions	—	—	—	—	160	2,420

Less shares redeemed	—	—	—	—	(56,933)	(1,031,314)

Net increase (decrease)	—	$—	—	$—	398,528	$6,451,253

210	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Notes to Financial Statements    (Unaudited)

	EVOLVING WORLD GROWTH FUND		GLOBAL EQUITY FUND		GLOBAL GROWTH AND INCOME FUND
Class A	Shares	Dollars	Shares	Dollars	Shares	Dollars

Shares sold	384,571	$5,201,193	577,546	$6,138,141	4,520,918	$37,428,463

Shares issued as reinvestment of distributions	—	—	421,580	4,009,226	741,067	5,601,253

Less shares redeemed	(1,154,814)	(15,562,395)	(1,280,011)	(14,645,366)	(2,518,918)	(21,112,416)

Net increase (decrease)	(770,243)	$(10,361,202)	(280,885)	$(4,497,999)	2,743,067	$21,917,300

Class C	Shares	Dollars	Shares	Dollars	Shares	Dollars

Shares sold	53,119	$652,490	203,747	$2,231,301	392,744	$2,622,942

Shares issued as reinvestment of distributions	—	—	289,494	2,417,271	832,154	5,492,212

Less shares redeemed	(535,243)	(6,774,470)	(586,685)	(5,706,218)	(6,069,077)	(44,055,702)

Net increase (decrease)	(482,124)	$(6,121,980)	(93,444)	$(1,057,646)	(4,844,179)	$(35,940,548)

Class I	Shares	Dollars	Shares	Dollars	Shares	Dollars

Shares sold	1,175,634	$15,961,982	402,501	$4,628,884	1,273,631	$10,798,427

Shares issued as reinvestment of distributions	—	—	1,073,542	10,520,717	782,448	6,100,697

Less shares redeemed	(4,778,472)	(64,713,668)	(1,267,362)	(15,267,035)	(3,833,527)	(33,224,249)

Net increase (decrease)	(3,602,838)	$(48,751,686)	208,681	$(117,434)	(1,777,448)	$(16,325,125)

Class R6	Shares	Dollars	Shares	Dollars	Shares	Dollars

Shares sold	—	$—	—	$—	—	$—

Shares issued as reinvestment of distributions	—	—	—	—	—	—

Less shares redeemed	—	—	—	—	—	—

Net increase (decrease)	—	$—	—	$—	—	$—

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Notes to Financial Statements    (Unaudited)

	TOTAL RETURN BOND FUND		HIGH INCOME OPPORTUNITIES FUND		SHORT-TERM BOND FUND
Class A	Shares	Dollars	Shares	Dollars	Shares	Dollars

Shares sold	997,327	$10,048,728	921,595	$7,738,365	62,838	$634,792

Shares issued as reinvestment of distributions	43,240	442,703	228,497	1,902,920	721	7,319

Less shares redeemed	(643,180)	(6,480,705)	(791,789)	(6,569,707)	(7,105)	(72,160)

Net increase (decrease)	397,387	$4,010,726	358,303	$3,071,578	56,454	$569,951

Class C	Shares	Dollars	Shares	Dollars	Shares	Dollars

Shares sold	166,274	$1,656,441	47,632	$420,946	—	$—

Shares issued as reinvestment of distributions	7,828	79,230	27,606	240,276	—	—

Less shares redeemed	(549,775)	(5,533,304)	(968,833)	(8,562,524)	—	—

Net increase (decrease)	(375,673)	$(3,797,633)	(893,595)	$(7,901,302)	—	$—

Class I	Shares	Dollars	Shares	Dollars	Shares	Dollars

Shares sold	1,774,798	$18,474,632	206,491	$1,734,024	19,799,992	$198,535,221

Shares issued as reinvestment of distributions	79,328	810,296	50,266	418,310	86,089	866,912

Less shares redeemed	(1,831,206)	(18,574,369)	(336,941)	(2,812,781)	(70,159)	(713,694)

Net increase (decrease)	22,920	$710,559	(80,184)	$(660,447)	19,815,922	$198,688,439

Class R6	Shares	Dollars	Shares	Dollars	Shares	Dollars

Shares sold	—	$—	—	$—	—	$—

Shares issued as reinvestment of distributions	—	—	—	—	—	—

Less shares redeemed	—	—	—	—	—	—

Net increase (decrease)	—	$—	—	$—	—	$—

212	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Market Neutral Income Fund    Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	CLASS A
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2020		2019	2018	2017	2016	2015

Net asset value, beginning of period	$13.47		$13.52	$13.41	$13.13	$13.08	$13.13

Income from investment operations:

Net investment income (loss)(a)	0.12		0.27	0.30	0.26	0.25	0.21

Net realized and unrealized gain (loss)	(0.16)		0.28	0.19	0.35	0.16	—

Total from investment operations	(0.04)		0.55	0.49	0.61	0.41	0.21

Distributions:

Dividends from net investment income	(0.10)		(0.19)	(0.16)	(0.13)	(0.16)	(0.12)

Dividends from net realized gains	—		(0.41)	(0.22)	(0.20)	(0.20)	(0.14)

Total distributions*	(0.10)		(0.60)	(0.38)	(0.33)	(0.36)	(0.26)

Net asset value, end of period	$13.33		$13.47	$13.52	$13.41	$13.13	$13.08

Ratios and supplemental data:

Total return(b)	(0.25%	)	4.32%	3.79%	4.74%	3.16%	1.60%

Net assets, end of period (000)	$736,036		$744,356	$743,925	$682,451	$970,737	$1,051,576

Ratio of net expenses to average net assets	1.22%	(c)(h)	1.24% (d)	1.25% (e)	1.28% (f)	1.22% (g)	1.23%

Ratio of gross expenses to average net assets prior to expense reductions	1.23%	(h)	1.24%	1.25%	1.28%	1.22%	1.23%

Ratio of net investment income (loss) to average net assets	1.82%	(h)	2.04%	2.26%	1.96%	1.91%	1.58%

	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2020		2019	2018	2017	2016	2015

Portfolio turnover rate	40.9%		73.8%	66.8%	81.1%	37.5%	37.6%

*	Distribution for annual periods determined in accordance with federal income tax regulations.

(a)	Net investment income (loss) allocated based on average shares method.

(b)

Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Ratio of net expenses, excluding dividend expense on short positions, to average net assets was 1.04% for the period ended April 30, 2020.

(d)	Ratio of net expenses, excluding dividend expense on short positions, to average net assets was 1.06% for the year ended October 31, 2019.

(e)	Ratio of net expenses, excluding dividend expense on short positions, to average net assets was 1.07% for the year ended October 31, 2018.

(f)	Ratio of net expenses, excluding dividend expense on short positions, to average net assets was 1.08% for the year ended October 31, 2017.

(g)	Ratio of net expenses, excluding dividend expense on short positions, to average net assets was 1.08% for the year ended October 31, 2016.

(h)	Annualized.

www.calamos.com	213

Calamos Market Neutral Income Fund    Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	CLASS C
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2020		2019	2018	2017	2016	2015

Net asset value, beginning of period	$13.70		$13.73	$13.62	$13.33	$13.27	$13.32

Income from investment operations:

Net investment income (loss)(a)	0.07		0.18	0.21	0.16	0.15	0.11

Net realized and unrealized gain (loss)	(0.17)		0.28	0.19	0.36	0.17	0.01

Total from investment operations	(0.10)		0.46	0.40	0.52	0.32	0.12

Distributions:

Dividends from net investment income	(0.05)		(0.08)	(0.07)	(0.03)	(0.06)	(0.03)

Dividends from net realized gains	—		(0.41)	(0.22)	(0.20)	(0.20)	(0.14)

Total distributions*	(0.05)		(0.49)	(0.29)	(0.23)	(0.26)	(0.17)

Net asset value, end of period	$13.55		$13.70	$13.73	$13.62	$13.33	$13.27

Ratios and supplemental data:

Total return(b)	(0.64%	)	3.56%	3.03%	3.98%	2.41%	0.86%

Net assets, end of period (000)	$252,543		$261,352	$303,417	$282,115	$318,853	$339,054

Ratio of net expenses to average net assets	1.97%	(c)(h)	1.98% (d)	2.00% (e)	2.03% (f)	1.97% (g)	1.98%

Ratio of gross expenses to average net assets prior to expense reductions	1.98%	(h)	1.99%	2.00%	2.03%	1.97%	1.98%

Ratio of net investment income (loss) to average net assets	1.07%	(h)	1.31%	1.51%	1.22%	1.16%	0.83%

*	Distribution for annual periods determined in accordance with federal income tax regulations.

(a)	Net investment income (loss) allocated based on average shares method.

(b)

Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Ratio of net expenses, excluding dividend expense on short positions, to average net assets was 1.80% for the period ended April 30, 2020.

(d)	Ratio of net expenses, excluding dividend expense on short positions, to average net assets was 1.80% for the year ended October 31, 2019.

(e)	Ratio of net expenses, excluding dividend expense on short positions, to average net assets was 1.81% for the year ended October 31, 2018.

(f)	Ratio of net expenses, excluding dividend expense on short positions, to average net assets was 1.83% for the year ended October 31, 2017.

(g)	Ratio of net expenses, excluding dividend expense on short positions, to average net assets was 1.84% for the year ended October 31, 2016.

(h)	Annualized.

214	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Market Neutral Income Fund    Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	CLASS I
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2020		2019	2018	2017	2016	2015

Net asset value, beginning of period	$13.30		$13.36	$13.26	$12.98	$12.94	$12.99

Income from investment operations:

Net investment income (loss)(a)	0.14		0.30	0.33	0.29	0.27	0.24

Net realized and unrealized gain (loss)	(0.16)		0.28	0.19	0.36	0.16	—

Total from investment operations	(0.02)		0.58	0.52	0.65	0.43	0.24

Distributions:

Dividends from net investment income	(0.12)		(0.23)	(0.20)	(0.17)	(0.19)	(0.15)

Dividends from net realized gains	—		(0.41)	(0.22)	(0.20)	(0.20)	(0.14)

Total distributions*	(0.12)		(0.64)	(0.42)	(0.37)	(0.39)	(0.29)

Net asset value, end of period	$13.16		$13.30	$13.36	$13.26	$12.98	$12.94

Ratios and supplemental data:

Total return(b)	(0.12%	)	4.62%	4.02%	5.07%	3.38%	1.89%

Net assets, end of period (000)	$7,880,658		$7,709,445	$5,658,499	$3,734,035	$2,587,922	$2,377,641

Ratio of net expenses to average net assets	0.97%	(c)(h)	0.99% (d)	0.99% (e)	1.02% (f)	0.97% (g)	0.98%

Ratio of gross expenses to average net assets prior to expense reductions	0.98%	(h)	0.99%	0.99%	1.02%	0.97%	0.98%

Ratio of net investment income (loss) to average net assets	2.07%	(h)	2.28%	2.49%	2.22%	2.15%	1.83%

*	Distribution for annual periods determined in accordance with federal income tax regulations.

(a)	Net investment income (loss) allocated based on average shares method.

(b)

Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Ratio of net expenses, excluding dividend expense on short positions, to average net assets was 0.80% for the period ended April 30, 2020.

(d)	Ratio of net expenses, excluding dividend expense on short positions, to average net assets was 0.81% for the year ended October 31, 2019.

(e)	Ratio of net expenses, excluding dividend expense on short positions, to average net assets was 0.81% for the year ended October 31, 2018.

(f)	Ratio of net expenses, excluding dividend expense on short positions, to average net assets was 0.83% for the year ended October 31, 2017.

(g)	Ratio of net expenses, excluding dividend expense on short positions, to average net assets was 0.84% for the year ended October 31, 2016.

(h)	Annualized.

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Calamos Hedged Equity Fund    Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	CLASS A
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,				December 31, 2014• through October 31,
	2020		2019	2018	2017	2016	2015

Net asset value, beginning of period	$11.88		$11.44	$10.85	$10.03	$10.00	$10.00

Income from investment operations:

Net investment income (loss)(a)	0.06		0.10	0.08	0.12	0.10	0.06

Net realized and unrealized gain (loss)	(0.07)		0.64	0.57	0.76	0.17	0.01

Total from investment operations	(0.01)		0.74	0.65	0.88	0.27	0.07

Distributions:

Dividends from net investment income	(0.06)		(0.05)	(0.06)	(0.06)	(0.15)	(0.07)

Dividends from net realized gains	—		(0.25)	—	—	(0.09)	—

Total distributions*	(0.06)		(0.30)	(0.06)	(0.06)	(0.24)	(0.07)

Net asset value, end of period	$11.81		$11.88	$11.44	$10.85	$10.03	$10.00

Ratios and supplemental data:

Total return(b)	(0.10%)		6.65%	6.08%	8.77%	2.79%	0.67%

Net assets, end of period (000)	$11,340		$10,412	$5,151	$1,007	$10,275	$5,661

Ratio of net expenses to average net assets	1.15	%(c)	1.21%	1.25%	1.25%	1.22%	1.25	%(c)

Ratio of gross expenses to average net assets prior to expense reductions	1.16	%(c)	1.21%	1.47%	2.14%	2.03%	3.05	%(c)

Ratio of net investment income (loss) to average net assets	0.96	%(c)	0.86%	0.65%	1.12%	1.01%	0.78	%(c)

	(Unaudited) Six Months Ended April 30,		Year Ended October 31,				December 31, 2014• through October 31,
	2020		2019	2018	2017	2016	2015

Portfolio turnover rate	35.6%		81.7%	140.8%	49.2%	19.6%	29.4%

•	Commencement of operations.

*	Distribution for annual periods determined in accordance with federal income tax regulations.

(a)	Net investment income (loss) allocated based on average shares method.

(b)

Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

216	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Hedged Equity Fund    Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	CLASS C
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,					December 31, 2014• through October 31,
	2020		2019	2018		2017	2016	2015

Net asset value, beginning of period	$11.72		$11.35	$10.78		$10.00	$9.98	$10.00

Income from investment operations:

Net investment income (loss)(a)	0.01		0.01	(0.01)		0.02	0.03	0.00	*

Net realized and unrealized gain (loss)	(0.05)		0.63	0.58		0.79	0.16	0.01

Total from investment operations	(0.04)		0.64	0.57		0.81	0.19	0.01

Distributions:

Dividends from net investment income	(0.03)		(0.02)	(0.00	)*	(0.03)	(0.08)	(0.03)

Dividends from net realized gains	—		(0.25)	—		—	(0.09)	—

Total distributions**	(0.03)		(0.27)	(0.00	)*	(0.03)	(0.17)	(0.03)

Net asset value, end of period	$11.65		$11.72	$11.35		$10.78	$10.00	$9.98

Ratios and supplemental data:

Total return(b)	(0.35%	)	5.88%	5.31%		8.09%	1.92%	0.09%

Net assets, end of period (000)	$3,004		$2,151	$616		$173	$156	$100

Ratio of net expenses to average net assets	1.90%	(c)	1.96%	2.00%		2.00%	1.97%	2.00%	(c)

Ratio of gross expenses to average net assets prior to expense reductions	1.91%	(c)	1.96%	2.30%		3.03%	2.79%	3.79%	(c)

Ratio of net investment income (loss) to average net assets	0.18%	(c)	0.11%	(0.07%	)	0.24%	0.26%	0.03%	(c)

•	Commencement of operations.

*	Amounts are less than $0.005.

**	Distribution for annual periods determined in accordance with federal income tax regulations.

(a)	Net investment income (loss) allocated based on average shares method.

(b)

Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

www.calamos.com	217

Calamos Hedged Equity Fund    Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	CLASS I
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,				December 31, 2014• through October 31,
	2020		2019	2018	2017	2016	2015

Net asset value, beginning of period	$11.87		$11.45	$10.84	$10.04	$10.01	$10.00

Income from investment operations:

Net investment income (loss)(a)	0.07		0.13	0.10	0.13	0.13	0.09

Net realized and unrealized gain (loss)	(0.08)		0.64	0.59	0.78	0.17	—

Total from investment operations	(0.01)		0.77	0.69	0.91	0.30	0.09

Distributions:

Dividends from net investment income	(0.07)		(0.10)	(0.08)	(0.11)	(0.18)	(0.08)

Dividends from net realized gains	—		(0.25)	—	—	(0.09)	—

Total distributions*	(0.07)		(0.35)	(0.08)	(0.11)	(0.27)	(0.08)

Net asset value, end of period	$11.79		$11.87	$11.45	$10.84	$10.04	$10.01

Ratios and supplemental data:

Total return(b)	(0.04%	)	7.01%	6.38%	9.12%	3.02%	0.89%

Net assets, end of period (000)	$280,798		$224,234	$91,589	$11,883	$8,035	$5,527

Ratio of net expenses to average net assets	0.90%	(c)	0.96%	1.00%	1.00%	0.97%	1.00%	(c)

Ratio of gross expenses to average net assets prior to expense reductions	0.91%	(c)	0.96%	1.26%	2.06%	1.81%	2.80%	(c)

Ratio of net investment income (loss) to average net assets	1.20%	(c)	1.12%	0.91%	1.22%	1.27%	1.03%	(c)

•	Commencement of operations.

*	Distribution for annual periods determined in accordance with federal income tax regulations.

(a)	Net investment income (loss) allocated based on average shares method.

(b)

Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

218	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Phineus Long/Short Fund    Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	CLASS A
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,						April 5, 2016• through October 31,
	2020		2019		2018		2017		2016

Net asset value, beginning of period	$11.63		$12.15		$12.33		$10.77		$10.00

Income from investment operations:

Net investment income (loss)(a)	(0.02)		0.04		(0.03)		(0.16)		(0.10)

Net realized and unrealized gain (loss)	(0.41)		(0.12)		—		1.82		0.87

Total from investment operations	(0.43)		(0.08)		(0.03)		1.66		0.77

Distributions:

Dividends from net investment income	(0.01)		—		—		—		—

Dividends from net realized gains	—		(0.44)		(0.15)		(0.10)		—

Total distributions*	(0.01)		(0.44)		(0.15)		(0.10)		—

Net asset value, end of period	$11.19		$11.63		$12.15		$12.33		$10.77

Ratios and supplemental data:

Total return(b)	(3.60%)		(0.45%)		(0.34%)		15.46%		7.70%

Net assets, end of period (000)	$51,832		$76,689		$108,730		$66,854		$14,708

Ratio of net expenses to average net assets	3.09	%(c)(d)	2.95	%(e)	2.28	%(f)	2.71	%(g)	2.99	%(c)(h)

Ratio of gross expenses to average net assets prior to expense reductions	3.11	%(c)	2.96%		2.28%		2.71%		4.04	%(c)

Ratio of net investment income (loss) to average net assets	(0.43	%)(c)	0.33%		(0.27%)		(1.34%)		(1.77	%)(c)

	(Unaudited) Six Months Ended April 30,		Year Ended October 31,						April 5, 2016• through October 31,
	2020		2019		2018		2017		2016

Portfolio turnover rate	103.5%		135.4%		228.6%		167.8%		177.6%

•	Commencement of operations.

*	Distribution for annual periods determined in accordance with federal income tax regulations.

(a)	Net investment income (loss) allocated based on average shares method.

(b)

Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

(d)	Ratio of net expenses, excluding dividend expense on short positions, to average net assets was 1.69% for the period ended April 30, 2020.

(e)	Ratio of net expenses, excluding dividend expense on short positions, to average net assets was 1.64% for the year ended October 31, 2019.

(f)	Ratio of net expenses, excluding dividend expense on short positions, to average net assets was 1.64% for the year ended October 31, 2018.

(g)	Ratio of net expenses, excluding dividend expense on short positions, to average net assets was 1.73% for the year ended October 31, 2017.

(h)	Ratio of net expenses, excluding dividend expense on short positions, to average net assets was 2.01% for the period ended October 31, 2016.

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Calamos Phineus Long/Short Fund    Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	CLASS C
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,			April 5, 2016• through October 31,
	2020		2019	2018	2017	2016

Net asset value, beginning of period	$11.32		$11.92	$12.19	$10.73	$10.00

Income from investment operations:

Net investment income (loss)(a)	(0.06)		(0.05)	(0.13)	(0.25)	(0.15)

Net realized and unrealized gain (loss)	(0.40)		(0.11)	0.01	1.81	0.88

Total from investment operations	(0.46)		(0.16)	(0.12)	1.56	0.73

Distributions:

Dividends from net investment income	—		—	—	—	—

Dividends from net realized gains	—		(0.44)	(0.15)	(0.10)	—

Total distributions*	—		(0.44)	(0.15)	(0.10)	—

Net asset value, end of period	$10.86		$11.32	$11.92	$12.19	$10.73

Ratios and supplemental data:

Total return(b)	(4.06%	)	(1.15% )	(1.09% )	14.58%	7.30%

Net assets, end of period (000)	$26,711		$38,072	$52,169	$28,933	$4,936

Ratio of net expenses to average net assets	3.83%	(c)(d)	3.69% (e)	3.03% (f)	3.46% (g)	3.69%	(c)(h)

Ratio of gross expenses to average net assets prior to expense reductions	3.84%	(c)	3.70%	3.03%	3.46%	4.82%	(c)

Ratio of net investment income (loss) to average net assets	(1.16%	)(c)	(0.42% )	(1.02% )	(2.11% )	(2.54%	)(c)

•	Commencement of operations.

*	Distribution for annual periods determined in accordance with federal income tax regulations.

(a)	Net investment income (loss) allocated based on average shares method.

(b)

Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

(d)	Ratio of net expenses, excluding dividend expense on short positions, to average net assets was 2.45% for the period ended April 30, 2020.

(e)	Ratio of net expenses, excluding dividend expense on short positions, to average net assets was 2.39% for the year ended October 31, 2019.

(f)	Ratio of net expenses, excluding dividend expense on short positions, to average net assets was 2.39% for the year ended October 31, 2018.

(g)	Ratio of net expenses, excluding dividend expense on short positions, to average net assets was 2.47% for the year ended October 31, 2017.

(h)	Ratio of net expenses, excluding dividend expense on short positions, to average net assets was 2.67% for the period ended October 31, 2016.

220	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Phineus Long/Short Fund    Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	CLASS I
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,			April 5, 2016• through October 31,
	2020		2019	2018	2017	2016

Net asset value, beginning of period	$11.75		$12.23	$12.39	$10.80	$10.00

Income from investment operations:

Net investment income (loss)(a)	(0.01)		0.07	0.01	(0.13)	(0.08)

Net realized and unrealized gain (loss)	(0.41)		(0.11)	(0.02)	1.82	0.88

Total from investment operations	(0.42)		(0.04)	(0.01)	1.69	0.80

Distributions:

Dividends from net investment income	(0.05)		—	—	—	—

Dividends from net realized gains	—		(0.44)	(0.15)	(0.10)	—

Total distributions*	(0.05)		(0.44)	(0.15)	(0.10)	—

Net asset value, end of period	$11.28		$11.75	$12.23	$12.39	$10.80

Ratios and supplemental data:

Total return(b)	(3.59%	)	(0.16% )	(0.10% )	15.70%	8.00%

Net assets, end of period (000)	$440,319		$678,157	$1,003,457	$348,840	$56,319

Ratio of net expenses to average net assets	2.80%	(c)(d)	2.68% (e)	2.00% (f)	2.45% (g)	2.77%	(c)(h)

Ratio of gross expenses to average net assets prior to expense reductions	2.81%	(c)	2.69%	2.00%	2.45%	4.04%	(c)

Ratio of net investment income (loss) to average net assets	(0.16%	)(c)	0.57%	0.05%	(1.09% )	(1.33%	)(c)

•	Commencement of operations.

*	Distribution for annual periods determined in accordance with federal income tax regulations.

(a)	Net investment income (loss) allocated based on average shares method.

(b)

Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

(d)	Ratio of net expenses, excluding dividend expense on short positions, to average net assets was 1.44% for the period ended April 30, 2020.

(e)	Ratio of net expenses, excluding dividend expense on short positions, to average net assets was 1.39% for the year ended October 31, 2019.

(f)	Ratio of net expenses, excluding dividend expense on short positions, to average net assets was 1.39% for the year ended October 31, 2018.

(g)	Ratio of net expenses, excluding dividend expense on short positions, to average net assets was 1.47% for the year ended October 31, 2017.

(h)	Ratio of net expenses, excluding dividend expense on short positions, to average net assets was 1.76% for the period ended October 31, 2016.

www.calamos.com	221

Calamos Convertible Fund    Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	CLASS A
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2020		2019	2018	2017	2016	2015

Net asset value, beginning of period	$17.45		$18.11	$18.27	$15.93	$16.56	$18.59

Income from investment operations:

Net investment income (loss)(a)	0.23		0.51	0.48	0.49	0.50	0.44

Net realized and unrealized gain (loss)	0.52		1.00	0.13	2.16	(0.30)	(1.01)

Total from investment operations	0.75		1.51	0.61	2.65	0.20	(0.57)

Distributions:

Dividends from net investment income	(0.12)		(0.35)	(0.24)	(0.31)	(0.56)	(0.58)

Dividends from net realized gains	—		(1.82)	(0.53)	—	(0.27)	(0.88)

Total distributions*	(0.12)		(2.17)	(0.77)	(0.31)	(0.83)	(1.46)

Net asset value, end of period	$18.08		$17.45	$18.11	$18.27	$15.93	$16.56

Ratios and supplemental data:

Total return(b)	4.42%		10.02%	3.43%	16.88%	1.33%	(3.31% )

Net assets, end of period (000)	$242,374		$245,948	$210,845	$222,017	$228,334	$385,844

Ratio of net expenses to average net assets	1.15%	(c)	1.16%	1.16%	1.18%	1.15%	1.13%

Ratio of gross expenses to average net assets prior to expense reductions	1.15%	(c)	1.16%	1.16%	1.18%	1.15%	1.13%

Ratio of net investment income (loss) to average net assets	2.61%	(c)	2.98%	2.58%	2.87%	3.17%	2.53%

	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2020		2019	2018	2017	2016	2015

Portfolio turnover rate	38.2%		36.7%	73.2%	55.7%	43.8%	63.0%

*	Distribution for annual periods determined in accordance with federal income tax regulations.

(a)	Net investment income (loss) allocated based on average shares method.

(b)

Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

222	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Convertible Fund    Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	CLASS C
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2020		2019	2018	2017	2016	2015

Net asset value, beginning of period	$17.27		$17.92	$18.09	$15.79	$16.41	$18.43

Income from investment operations:

Net investment income (loss)(a)	0.16		0.39	0.34	0.36	0.37	0.31

Net realized and unrealized gain (loss)	0.51		0.99	0.12	2.14	(0.28)	(1.00)

Total from investment operations	0.67		1.38	0.46	2.50	0.09	(0.69)

Distributions:

Dividends from net investment income	(0.04)		(0.21)	(0.10)	(0.20)	(0.44)	(0.45)

Dividends from net realized gains	—		(1.82)	(0.53)	—	(0.27)	(0.88)

Total distributions*	(0.04)		(2.03)	(0.63)	(0.20)	(0.71)	(1.33)

Net asset value, end of period	$17.90		$17.27	$17.92	$18.09	$15.79	$16.41

Ratios and supplemental data:

Total return(b)	4.00%		9.21%	2.65%	15.99%	0.62%	(4.01% )

Net assets, end of period (000)	$47,968		$56,070	$128,920	$147,112	$193,339	$265,686

Ratio of net expenses to average net assets	1.90%	(c)	1.91%	1.91%	1.93%	1.90%	1.88%

Ratio of gross expenses to average net assets prior to expense reductions	1.90%	(c)	1.91%	1.91%	1.93%	1.90%	1.88%

Ratio of net investment income (loss) to average net assets	1.86%	(c)	2.34%	1.85%	2.14%	2.40%	1.78%

*	Distribution for annual periods determined in accordance with federal income tax regulations.

(a)	Net investment income (loss) allocated based on average shares method.

(b)

Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

www.calamos.com	223

Calamos Convertible Fund    Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	CLASS I
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2020		2019	2018	2017	2016	2015

Net asset value, beginning of period	$15.38		$16.23	$16.45	$14.38	$15.03	$17.02

Income from investment operations:

Net investment income (loss)(a)	0.22		0.49	0.47	0.48	0.49	0.44

Net realized and unrealized gain (loss)	0.45		0.88	0.13	1.95	(0.27)	(0.93)

Total from investment operations	0.67		1.37	0.60	2.43	0.22	(0.49)

Distributions:

Dividends from net investment income	(0.14)		(0.40)	(0.29)	(0.36)	(0.60)	(0.62)

Dividends from net realized gains	—		(1.82)	(0.53)	—	(0.27)	(0.88)

Total distributions*	(0.14)		(2.22)	(0.82)	(0.36)	(0.87)	(1.50)

Net asset value, end of period	$15.91		$15.38	$16.23	$16.45	$14.38	$15.03

Ratios and supplemental data:

Total return(b)	4.54%		10.31%	3.73%	17.14%	1.64%	(3.11% )

Net assets, end of period (000)	$455,880		$442,907	$275,776	$233,077	$238,309	$455,702

Ratio of net expenses to average net assets	0.90%	(c)	0.91%	0.91%	0.93%	0.90%	0.88%

Ratio of gross expenses to average net assets prior to expense reductions	0.90%	(c)	0.91%	0.91%	0.93%	0.90%	0.88%

Ratio of net investment income (loss) to average net assets	2.86%	(c)	3.21%	2.83%	3.12%	3.48%	2.77%

*	Distribution for annual periods determined in accordance with federal income tax regulations.

(a)	Net investment income (loss) allocated based on average shares method.

(b)

Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

224	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Global Convertible Fund    Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	CLASS A
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,				December 31, 2014• through October 31,
	2020		2019	2018	2017	2016	2015

Net asset value, beginning of period	$11.08		$10.81	$11.24	$9.89	$9.93	$10.00

Income from investment operations:

Net investment income (loss)(a)	0.13		0.10	0.33	0.25	0.26	0.13

Net realized and unrealized gain (loss)	0.31		0.70	(0.34)	1.21	(0.14)	(0.13)

Total from investment operations	0.44		0.80	(0.01)	1.46	0.12	—

Distributions:

Dividends from net investment income	(0.04)		(0.22)	(0.08)	(0.11)	(0.16)	(0.07)

Dividends from net realized gains	(0.15)		(0.31)	(0.34)	—	—	—

Total distributions*	(0.19)		(0.53)	(0.42)	(0.11)	(0.16)	(0.07)

Net asset value, end of period	$11.33		$11.08	$10.81	$11.24	$9.89	$9.93

Ratios and supplemental data:

Total return(b)	3.96%		7.90%	(0.09% )	14.86%	1.27%	—%

Net assets, end of period (000)	$9,414		$8,998	$11,184	$12,713	$29,037	$20,550

Ratio of net expenses to average net assets	1.31%	(c)	1.32%	1.34%	1.35%	1.35%	1.35%	(c)

Ratio of gross expenses to average net assets prior to expense reductions	1.31%	(c)	1.32%	1.35%	1.45%	1.46%	2.30%	(c)

Ratio of net investment income (loss) to average net assets	2.29%	(c)	0.91%	2.98%	2.46%	2.64%	1.56%	(c)

	(Unaudited) Six Months Ended April 30,		Year Ended October 31,				December 31, 2014• through October 31,
	2020		2019	2018	2017	2016	2015

Portfolio turnover rate	24.8%		45.4%	32.0%	52.2%	38.4%	28.2%

•	Commencement of operations.

*	Distribution for annual periods determined in accordance with federal income tax regulations.

(a)	Net investment income (loss) allocated based on average shares method.

(b)

Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

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Calamos Global Convertible Fund    Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	CLASS C
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,				December 31, 2014• through October 31,
	2020		2019	2018	2017	2016	2015

Net asset value, beginning of period	$10.93		$10.69	$11.14	$9.85	$9.90	$10.00

Income from investment operations:

Net investment income (loss)(a)	0.08		0.02	0.24	0.16	0.18	0.07

Net realized and unrealized gain (loss)	0.32		0.69	(0.33)	1.21	(0.13)	(0.12)

Total from investment operations	0.40		0.71	(0.09)	1.37	0.05	(0.05)

Distributions:

Dividends from net investment income	(0.02)		(0.16)	(0.02)	(0.08)	(0.10)	(0.05)

Dividends from net realized gains	(0.15)		(0.31)	(0.34)	—	—	—

Total distributions*	(0.17)		(0.47)	(0.36)	(0.08)	(0.10)	(0.05)

Net asset value, end of period	$11.16		$10.93	$10.69	$11.14	$9.85	$9.90

Ratios and supplemental data:

Total return(b)	3.55%		7.01%	(0.77% )	13.95%	0.50%	(0.52%	)

Net assets, end of period (000)	$3,509		$3,409	$3,884	$2,887	$2,440	$1,259

Ratio of net expenses to average net assets	2.06%	(c)	2.07%	2.09%	2.10%	2.10%	2.10%	(c)

Ratio of gross expenses to average net assets prior to expense reductions	2.06%	(c)	2.07%	2.10%	2.19%	2.21%	2.88%	(c)

Ratio of net investment income (loss) to average net assets	1.53%	(c)	0.16%	2.21%	1.54%	1.89%	0.84%	(c)

•	Commencement of operations.

*	Distribution for annual periods determined in accordance with federal income tax regulations.

(a)	Net investment income (loss) allocated based on average shares method.

(b)

Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

226	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Global Convertible Fund    Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	CLASS I
	(Unaudited) Six Months Ended April 30,		Year Ended October 31, 2019				December 31, 2014• through October 31,
	2020		2019	2018	2017	2016	2015

Net asset value, beginning of period	$11.08		$10.82	$11.24	$9.92	$9.95	$10.00

Income from investment operations:

Net investment income (loss)(a)	0.14		0.12	0.36	0.26	0.28	0.15

Net realized and unrealized gain (loss)	0.31		0.70	(0.33)	1.21	(0.13)	(0.12)

Total from investment operations	0.45		0.82	0.03	1.47	0.15	0.03

Distributions:

Dividends from net investment income	(0.05)		(0.25)	(0.11)	(0.15)	(0.18)	(0.08)

Dividends from net realized gains	(0.15)		(0.31)	(0.34)	—	—	—

Total distributions*	(0.20)		(0.56)	(0.45)	(0.15)	(0.18)	(0.08)

Net asset value, end of period	$11.33		$11.08	$10.82	$11.24	$9.92	$9.95

Ratios and supplemental data:

Total return(b)	4.10%		8.09%	0.24%	14.98%	1.60%	0.29%

Net assets, end of period (000)	$127,153		$120,526	$121,170	$91,086	$47,637	$23,054

Ratio of net expenses to average net assets	1.06%	(c)	1.07%	1.09%	1.10%	1.10%	1.10%	(c)

Ratio of gross expenses to average net assets prior to expense reductions	1.06%	(c)	1.07%	1.10%	1.18%	1.21%	1.80%	(c)

Ratio of net investment income (loss) to average net assets	2.54%	(c)	1.16%	3.22%	2.47%	2.88%	1.81%	(c)

•	Commencement of operations.

*	Distribution for annual periods determined in accordance with federal income tax regulations.

(a)	Net investment income (loss) allocated based on average shares method.

(b)

Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

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Calamos Timpani Small Cap Growth Fund     Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	CLASS A*
	(Unaudited) Six Months Ended April 30,		May 31, 2019 through October 31,		July 1, 2018 through May 31,		Year Ended June 30,
	2020		2019		2019†		2018		2017		2016	2015

Net asset value, beginning of period	$22.31		$22.51		$25.02		$18.54		$14.62		$18.48	$16.04

Income from investment operations:

Net investment income (loss)(a)	(0.12)		(0.11)		(0.29)		(0.28)		(0.18)		(0.18)	(0.23)

Net realized and unrealized gain (loss)	(0.29)		(0.09)		(0.80)		6.76		4.10		(3.68)	2.67

Total from investment operations	(0.41)		(0.20)		(1.09)		6.48		3.92		(3.86)	2.44

Distributions:

Dividends from net investment income	—		—		—		—		—		—	—

Dividends from net realized gains	(1.14)		—		(1.42)		—		—		—	—

Total distributions**	(1.14)		—		(1.42)		—		—		—	—

Net asset value, end of period	$20.76		$22.31		$22.51		$25.02		$18.54		$14.62	$18.48

Ratios and supplemental data:

Total return(b)	(2.18%	)	(0.89%	)	(3.52%	)	34.95%		26.81%		(20.84% )	15.15%

Net assets, end of period (000)	$6,416		$6,857		$5,551		$5,890		$3,954		$3,369	$2,262

Ratio of net expenses to average net assets	1.30%	(c)	1.30%	(c)	1.50%	(c)	1.50%		1.50%		1.50%	1.50%

Ratio of gross expenses to average net assets prior to expense reductions	1.36%	(c)	1.35%	(c)	1.71%	(c)	1.74%		1.75%		1.70%	1.95%

Ratio of net investment income (loss) to average net assets	(1.14%	)(c)	(1.18%	)(c)	(1.31%	)(c)	(1.33%	)	(1.10%	)	(1.16% )	(1.37%	)

	(Unaudited) Six Months Ended April 30,		May 31, 2019 through October 31,		July 1, 2018 through May 31,		Year Ended June 30,
	2020		2019		2019†		2018		2017		2016	2015

Portfolio turnover rate	94.7%		141.7%		112.3%		126.0%		179.0%		156.0%	124.0%

*	Prior to May 31, 2019, Class A shares were Class Y shares of the predecessor fund.

**	Distribution for annual periods determined in accordance with federal income tax regulations.

(a)	Net investment income (loss) allocated based on average shares method.

(b)

Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

†

Pursuant to the Reorganization of the Predecessor Fund into the Fund, Class Y shareholders of the Predecessor Fund received Class A shares of the Fund, and Service Class and Institutional Class shareholders of the Predecessor Fund each received Class I shares of the Fund. As a result of the Reorganization, the Fund adopted the performance and financial history of the Predecessor Fund. Accordingly, the data shown for periods prior to May 31, 2019 is the data of the Predecessor Fund.

228	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Timpani Small Cap Growth Fund    Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	CLASS I*
	(Unaudited) Six Months Ended April 30,		May 31, 2019 through October 31,		July 1, 2018 through May 31,		Year Ended June 30,
	2020		2019		2019†		2018		2017		2016	2015

Net asset value, beginning of period	$22.85		$23.02		$25.47		$18.80		$14.77		$18.58	$16.06

Income from investment operations:

Net investment income (loss)(a)	(0.10)		(0.09)		(0.20)		(0.20)		(0.10)		(0.12)	(0.16)

Net realized and unrealized gain (loss)	(0.30)		(0.08)		(0.83)		6.87		4.13		(3.69)	2.68

Total from investment operations	(0.40)		(0.17)		(1.03)		6.67		4.03		(3.81)	2.52

Distributions:

Dividends from net investment income	—		—		—		—		—		—	—

Dividends from net realized gains	(1.14)		—		(1.42)		—		—		—	—

Total distributions**	(1.14)		—		(1.42)		—		—		—	—

Net asset value, end of period	$21.31		$22.85		$23.02		$25.47		$18.80		$14.77	$18.58

Ratios and supplemental data:

Total return(b)	(2.04%	)	(0.74%	)	(3.21%	)	35.48%		27.29%		(20.51% )	15.62%

Net assets, end of period (000)	$70,575		$72,539		$68,510		$69,095		$43,833		$52,595	$47,455

Ratio of net expenses to average net assets	1.05%	(c)	1.05%	(c)	1.10%	(c)	1.10%		1.10%		1.10%	1.10%

Ratio of gross expenses to average net assets prior to expense reductions	1.11%	(c)	1.11%	(c)	1.34%	(c)	1.36%		1.36%		1.32%	1.52%

Ratio of net investment income (loss) to average net assets	(0.90%	)(c)	(0.93%	)(c)	(0.92%	)(c)	(0.92%	)	(0.64%	)	(0.77% )	(0.95%	)

*	Prior to May 31, 2019, Class I shares were Institutional Class shares or Service Class shares of the predecessor fund. Results shown are exclusive of the Service Class shares.

**	Distribution for annual periods determined in accordance with federal income tax regulations.

(a)	Net investment income (loss) allocated based on average shares method.

(b)

Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

†

Pursuant to the Reorganization of the Predecessor Fund into the Fund, Class Y shareholders of the Predecessor Fund received Class A shares of the Fund, and Service Class and Institutional Class shareholders of the Predecessor Fund each received Class I shares of the Fund. As a result of the Reorganization, the Fund adopted the performance and financial history of the Predecessor Fund. Accordingly, the data shown for periods prior to May 31, 2019 is the data of the Predecessor Fund.

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Calamos Timpani Small Cap Growth Fund    Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	CLASS R6
	(Unaudited) Six Months Ended April 30,		May 31, 2019• through October 31,
	2020		2019

Net asset value, beginning of period	$22.86		$23.02

Income from investment operations:

Net investment income (loss)(a)	(0.09)		(0.08)

Net realized and unrealized gain (loss)	(0.30)		(0.08)

Total from investment operations	(0.39)		(0.16)

Distributions:

Dividends from net investment income	—		—

Dividends from net realized gains	(1.14)		—

Total distributions**	(1.14)		—

Net asset value, end of period	$21.33		$22.86

Ratios and supplemental data:

Total return(b)	(2.00%	)	(0.70%	)

Net assets, end of period (000)	$1,100		$1,063

Ratio of net expenses to average net assets	0.99%	(c)	1.00%	(c)

Ratio of gross expenses to average net assets prior to expense reductions	1.06%	(c)	0.96%	(c)

Ratio of net investment income (loss) to average net assets	(0.84%	)(c)	(0.84%	)(c)

•	Commencement of operations.

**	Distribution for annual periods determined in accordance with federal income tax regulations.

(a)	Net investment income (loss) allocated based on average shares method.

(b)

Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year.

(c)	Annualized.

230	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Timpani SMID Growth    Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	CLASS A
	(Unaudited) Six Months Ended April 30,		July 31, 2019• through October 31,
	2020		2019

Net asset value, beginning of period	$9.01		$10.00

Income from investment operations:

Net investment income (loss)(a)	(0.05)		(0.03)

Net realized and unrealized gain (loss)	0.03		(0.96)

Total from investment operations	(0.02)		(0.99)

Distributions:

Dividends from net investment income	—		—

Dividends from net realized gains	—		—

Total distributions*	—		—

Net asset value, end of period	$8.99		$9.01

Ratios and supplemental data:

Total return(b)	(0.22%	)	(9.90%	)

Net assets, end of period (000)	$150		$9

Ratio of net expenses to average net assets	1.35%	(c)	1.37%	(c)

Ratio of gross expenses to average net assets prior to expense reductions	3.19%	(c)	3.42%	(c)

Ratio of net investment income (loss) to average net assets	(1.19%	)(c)	(1.11%	)(c)

	(Unaudited) Six Months Ended April 30,		July 31, 2019• through October 31,
	2020		2019

Portfolio turnover rate	95.7%		55.0%

•	Commencement of operations.

*	Distribution for annual periods determined in accordance with federal income tax regulations.

(a)	Net investment income (loss) allocated based on average shares method.

(b)

Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares.

(c)	Annualized.

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Calamos Timpani SMID Growth     Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	CLASS I
	(Unaudited) Six Months Ended April 30,		July 31, 2019• through October 31,
	2020		2019

Net asset value, beginning of period	$9.02		$10.00

Income from investment operations:

Net investment income (loss)(a)	(0.04)		(0.02)

Net realized and unrealized gain (loss)	0.03		(0.96)

Total from investment operations	(0.01)		(0.98)

Distributions:

Dividends from net investment income	—		—

Dividends from net realized gains	—		—

Total distributions*	—		—

Net asset value, end of period	$9.01		$9.02

Ratios and supplemental data:

Total return(b)	(0.11%	)	(9.80%	)

Net assets, end of period (000)	$12,092		$9,348

Ratio of net expenses to average net assets	1.10%	(c)	1.10%	(c)

Ratio of gross expenses to average net assets prior to expense reductions	2.84%	(c)	3.17%	(c)

Ratio of net investment income (loss) to average net assets	(0.90%	)(c)	(0.85%	)(c)

	CLASS R6
	(Unaudited) Six Months Ended April 30,		July 31, 2019• through October 31,
	2020		2019

Net asset value, beginning of period	$9.02		$10.00

Income from investment operations:

Net investment income (loss)(a)	(0.04)		(0.02)

Net realized and unrealized gain (loss)	0.02		(0.96)

Total from investment operations	(0.02)		(0.98)

Distributions:

Dividends from net investment income	—		—

Net asset value, end of period	$9.00		$9.02

Ratios and supplemental data:

Total return(b)	(0.22%	)	(9.80%	)

Net assets, end of period (000)	$9		$9

Ratio of net expenses to average net assets	1.10%	(c)	1.07%	(c)

Ratio of gross expenses to average net assets prior to expense reductions	2.80%	(c)	3.16%	(c)

Ratio of net investment income (loss) to average net assets	(0.90%	)(c)	(0.81%	)(c)

•	Commencement of operations.

*	Distribution for annual periods determined in accordance with federal income tax regulations.

(a)	Net investment income (loss) allocated based on average shares method.

(b)

Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year.

(c)	Annualized.

232	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Growth Fund     Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	CLASS A
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2020		2019	2018	2017	2016	2015

Net asset value, beginning of period	$32.23		$33.14	$35.54	$30.12	$42.80	$50.16

Income from investment operations:

Net investment income (loss)(a)	(0.03)		(0.04)	(0.08)	(0.17)	(0.07)	(0.07)

Net realized and unrealized gain (loss)	(0.31)		3.53	2.15	6.79	(1.67)	2.84

Total from investment operations	(0.34)		3.49	2.07	6.62	(1.74)	2.77

Distributions:

Dividends from net investment income	—		—	—	—	—	—

Dividends from net realized gains	(3.03)		(4.40)	(4.47)	(1.20)	(10.94)	(10.13)

Total distributions*	(3.03)		(4.40)	(4.47)	(1.20)	(10.94)	(10.13)

Net asset value, end of period	$28.86		$32.23	$33.14	$35.54	$30.12	$42.80

Ratios and supplemental data:

Total return(b)	(1.67%	)	13.97%	6.12%	22.79%	(4.76% )	6.55%

Net assets, end of period (000)	$962,514		$1,066,939	$851,590	$967,725	$1,017,541	$1,424,967

Ratio of net expenses to average net assets	1.35%	(c)	1.34%	1.29%	1.39%	1.34%	1.31%

Ratio of gross expenses to average net assets prior to expense reductions	1.35%	(c)	1.34%	1.29%	1.39%	1.34%	1.31%

Ratio of net investment income (loss) to average net assets	(0.20%	)(c)	(0.12% )	(0.22% )	(0.52% )	(0.21% )	(0.17% )

	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2020		2019	2018	2017	2016	2015

Portfolio turnover rate	71.5%		68.9%	71.7%	104.4%	90.0%	60.0%

*	Distribution for annual periods determined in accordance with federal income tax regulations.

(a)	Net investment income (loss) allocated based on average shares method.

(b)

Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

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Calamos Growth Fund     Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	CLASS C
	(Unaudited) Six Months Ended April 30,		Year Ended October 31, 2019
	2020		2019	2018	2017	2016	2015

Net asset value, beginning of period	$18.26		$21.00	$24.26	$21.08	$33.48	$41.66

Income from investment operations:

Net investment income (loss)(a)	(0.08)		(0.13)	(0.22)	(0.28)	(0.21)	(0.32)

Net realized and unrealized gain (loss)	(0.09)		1.79	1.43	4.66	(1.25)	2.27

Total from investment operations	(0.17)		1.66	1.21	4.38	(1.46)	1.95

Distributions:

Dividends from net investment income	—		—	—	—	—	—

Dividends from net realized gains	(3.03)		(4.40)	(4.47)	(1.20)	(10.94)	(10.13)

Total distributions*	(3.03)		(4.40)	(4.47)	(1.20)	(10.94)	(10.13)

Net asset value, end of period	$15.06		$18.26	$21.00	$24.26	$21.08	$33.48

Ratios and supplemental data:

Total return(b)	(2.06%	)	13.18%	5.34%	21.85%	(5.45% )	5.75%

Net assets, end of period (000)	$38,097		$50,442	$329,883	$398,115	$540,422	$792,046

Ratio of net expenses to average net assets	2.10%	(c)	2.11%	2.04%	2.14%	2.09%	2.06%

Ratio of gross expenses to average net assets prior to expense reductions	2.10%	(c)	2.12%	2.04%	2.14%	2.09%	2.06%

Ratio of net investment income (loss) to average net assets	(0.94%	)(c)	(0.73% )	(0.97% )	(1.26% )	(0.96% )	(0.92% )

*	Distribution for annual periods determined in accordance with federal income tax regulations.

(a)	Net investment income (loss) allocated based on average shares method.

(b)

Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

234	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Growth Fund    Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	CLASS I
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2020		2019	2018	2017	2016	2015

Net asset value, beginning of period	$44.13		$43.48	$45.18	$37.88	$50.84	$57.59

Income from investment operations:

Net investment income (loss)(a)	0.01		0.06	0.02	(0.11)	0.02	0.05

Net realized and unrealized gain (loss)	(0.49)		4.99	2.75	8.61	(2.04)	3.33

Total from investment operations	(0.48)		5.05	2.77	8.50	(2.02)	3.38

Distributions:

Dividends from net investment income	—		—	—	—	—	—

Dividends from net realized gains	(3.03)		(4.40)	(4.47)	(1.20)	(10.94)	(10.13)

Total distributions*	(3.03)		(4.40)	(4.47)	(1.20)	(10.94)	(10.13)

Net asset value, end of period	$40.62		$44.13	$43.48	$45.18	$37.88	$50.84

Ratios and supplemental data:

Total return(b)	(1.53%	)	14.24%	6.41%	23.09%	(4.51% )	6.80%

Net assets, end of period (000)	$270,587		$280,294	$282,061	$301,237	$327,872	$480,028

Ratio of net expenses to average net assets	1.10%	(c)	1.09%	1.04%	1.14%	1.09%	1.06%

Ratio of gross expenses to average net assets prior to expense reductions	1.10%	(c)	1.09%	1.04%	1.14%	1.09%	1.06%

Ratio of net investment income (loss) to average net assets	0.05%	(c)	0.15%	0.03%	(0.27% )	0.04%	0.09%

*	Distribution for annual periods determined in accordance with federal income tax regulations.

(a)	Net investment income (loss) allocated based on average shares method.

(b)

Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

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Calamos Growth and Income Fund    Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	CLASS A
	(Unaudited) Six Months Ended April 30,	Year Ended October 31,
	2020	2019	2018	2017	2016	2015

Net asset value, beginning of period	$33.43	$32.53	$33.15	$30.17	$31.68	$35.22

Income from investment operations:

Net investment income (loss)(a)	0.15	0.32	0.25	0.49	0.48	0.60

Net realized and unrealized gain (loss)	(0.59)	2.99	1.41	4.53	0.16	0.51

Total from investment operations	(0.44)	3.31	1.66	5.02	0.64	1.11

Distributions:

Dividends from net investment income	(0.28)	(0.50)	(0.38)	(0.84)	(0.84)	(0.89)

Dividends from net realized gains	(0.80)	(1.91)	(1.90)	(1.20)	(1.31)	(3.76)

Total distributions*	(1.08)	(2.41)	(2.28)	(2.04)	(2.15)	(4.65)

Net asset value, end of period	$31.91	$33.43	$32.53	$33.15	$30.17	$31.68

Ratios and supplemental data:

Total return(b)	(1.40% )	11.51%	5.20%	17.39%	2.26%	3.50%

Net assets, end of period (000)	$1,052,490	$1,129,201	$832,433	$918,695	$930,625	$1,105,102

Ratio of net expenses to average net assets	1.09% (c)	1.09%	1.09%	1.11%	1.11%	1.10%

Ratio of gross expenses to average net assets prior to expense reductions	1.09% (c)	1.09%	1.09%	1.11%	1.11%	1.10%

Ratio of net investment income (loss) to average net assets	0.92% (c)	1.01%	0.77%	1.58%	1.59%	1.86%

	(Unaudited) Six Months Ended April 30,	Year Ended October 31,
	2020	2019	2018	2017	2016	2015

Portfolio turnover rate	14.7%	18.5%	25.3%	31.6%	23.5%	23.8%

*	Distribution for annual periods determined in accordance with federal income tax regulations.

(a)	Net investment income (loss) allocated based on average shares method.

(b)

Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

236	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Growth and Income Fund    Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	CLASS C
	(Unaudited) Six Months Ended April 30,	Year Ended October 31,
	2020	2019	2018	2017	2016	2015

Net asset value, beginning of period	$33.68	$32.69	$33.30	$30.28	$31.81	$35.34

Income from investment operations:

Net investment income (loss)(a)	0.03	0.12	0.01	0.27	0.25	0.36

Net realized and unrealized gain (loss)	(0.58)	2.98	1.41	4.54	0.14	0.51

Total from investment operations	(0.55)	3.10	1.42	4.81	0.39	0.87

Distributions:

Dividends from net investment income	(0.14)	(0.20)	(0.13)	(0.59)	(0.61)	(0.64)

Dividends from net realized gains	(0.80)	(1.91)	(1.90)	(1.20)	(1.31)	(3.76)

Total distributions*	(0.94)	(2.11)	(2.03)	(1.79)	(1.92)	(4.40)

Net asset value, end of period	$32.19	$33.68	$32.69	$33.30	$30.28	$31.81

Ratios and supplemental data:

Total return(b)	(1.75% )	10.68%	4.42%	16.54%	1.39%	2.73%

Net assets, end of period (000)	$112,092	$136,333	$502,593	$574,455	$739,780	$889,516

Ratio of net expenses to average net assets	1.84% (c)	1.85%	1.84%	1.86%	1.86%	1.85%

Ratio of gross expenses to average net assets prior to expense reductions	1.84% (c)	1.85%	1.84%	1.86%	1.86%	1.85%

Ratio of net investment income (loss) to average net assets	0.17% (c)	0.37%	0.02%	0.85%	0.84%	1.11%

*	Distribution for annual periods determined in accordance with federal income tax regulations.

(a)	Net investment income (loss) allocated based on average shares method.

(b)

Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

www.calamos.com	237

Calamos Growth and Income Fund    Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	CLASS I
	(Unaudited) Six Months Ended April 30,	Year Ended October 31,
	2020	2019	2018	2017	2016	2015

Net asset value, beginning of period	$32.03	$31.28	$31.96	$29.15	$30.71	$34.28

Income from investment operations:

Net investment income (loss)(a)	0.18	0.39	0.32	0.55	0.53	0.66

Net realized and unrealized gain (loss)	(0.56)	2.85	1.37	4.38	0.14	0.50

Total from investment operations	(0.38)	3.24	1.69	4.93	0.67	1.16

Distributions:

Dividends from net investment income	(0.32)	(0.58)	(0.47)	(0.92)	(0.92)	(0.97)

Dividends from net realized gains	(0.80)	(1.91)	(1.90)	(1.20)	(1.31)	(3.76)

Total distributions*	(1.12)	(2.49)	(2.37)	(2.12)	(2.23)	(4.73)

Net asset value, end of period	$30.53	$32.03	$31.28	$31.96	$29.15	$30.71

Ratios and supplemental data:

Total return(b)	(1.25% )	11.81%	5.45%	17.71%	2.43%	3.79%

Net assets, end of period (000)	$697,047	$735,329	$643,422	$554,490	$513,604	$577,449

Ratio of net expenses to average net assets	0.84% (c)	0.85%	0.84%	0.86%	0.86%	0.85%

Ratio of gross expenses to average net assets prior to expense reductions	0.84% (c)	0.85%	0.84%	0.86%	0.86%	0.85%

Ratio of net investment income (loss) to average net assets	1.17% (c)	1.27%	1.01%	1.83%	1.84%	2.11%

*	Distribution for annual periods determined in accordance with federal income tax regulations.

(a)	Net investment income (loss) allocated based on average shares method.

(b)

Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

238	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Dividend Growth Fund    Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	CLASS A
	(Unaudited) Six Months Ended April 30,	Year Ended October 31,
	2020	2019	2018	2017	2016	2015

Net asset value, beginning of period	$13.37	$12.34	$12.73	$10.38	$10.52	$10.78

Income from investment operations:

Net investment income (loss)(a)	0.03	0.07	0.07	0.10	0.10	0.17

Net realized and unrealized gain (loss)	(0.36)	1.50	0.57	2.30	0.11	(0.15)

Total from investment operations	(0.33)	1.57	0.64	2.40	0.21	0.02

Distributions:

Dividends from net investment income	(0.05)	(0.08)	(0.05)	(0.05)	(0.08)	(0.15)

Dividends from net realized gains	(1.45)	(0.46)	(0.98)	—	(0.27)	(0.13)

Total distributions*	(1.50)	(0.54)	(1.03)	(0.05)	(0.35)	(0.28)

Net asset value, end of period	$11.54	$13.37	$12.34	$12.73	$10.38	$10.52

Ratios and supplemental data:

Total return(b)	(3.44% )	13.63%	5.26%	23.17%	2.17%	0.21%

Net assets, end of period (000)	$3,393	$3,638	$2,347	$2,031	$23,157	$28,030

Ratio of net expenses to average net assets	1.35% (c)	1.35%	1.35%	1.35%	1.33%	1.35%

Ratio of gross expenses to average net assets prior to expense reductions	1.97% (c)	1.94%	1.83%	1.87%	1.73%	1.74%

Ratio of net investment income (loss) to average net assets	0.49% (c)	0.60%	0.55%	0.93%	0.95%	1.66%

	(Unaudited) Six Months Ended April 30,	Year Ended October 31,
	2020	2019	2018	2017	2016	2015

Portfolio turnover rate	10.4%	15.4%	10.7%	15.3%	11.5%	107.6%

*	Distribution for annual periods determined in accordance with federal income tax regulations.

(a)	Net investment income (loss) allocated based on average shares method.

(b)

Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

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Calamos Dividend Growth Fund    Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	CLASS C
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2020		2019	2018	2017		2016	2015

Net asset value, beginning of period	$13.07		$12.09	$12.52	$10.26		$10.41	$10.74

Income from investment operations:

Net investment income (loss)(a)	(0.02)		(0.01)	(0.02)	0.00	*	0.02	0.08

Net realized and unrealized gain (loss)	(0.35)		1.45	0.57	2.28		0.12	(0.15)

Total from investment operations	(0.37)		1.44	0.55	2.28		0.14	(0.07)

Distributions:

Dividends from net investment income	—		—	—	(0.02)		(0.02)	(0.13)

Dividends from net realized gains	(1.45)		(0.46)	(0.98)	—		(0.27)	(0.13)

Total distributions***	(1.45)		(0.46)	(0.98)	(0.02)		(0.29)	(0.26)

Net asset value, end of period	$11.25		$13.07	$12.09	$12.52		$10.26	$10.41

Ratios and supplemental data:

Total return(b)	(3.79%	)	12.74%	4.56%	22.26%		1.42%	(0.63% )

Net assets, end of period (000)	$696		$659	$1,028	$1,039		$969	$702

Ratio of net expenses to average net assets	2.10%	(c)	2.10%	2.10%	2.10%		2.08%	2.10%

Ratio of gross expenses to average net assets prior to expense reductions	2.72%	(c)	2.65%	2.59%	2.73%		2.48%	2.51%

Ratio of net investment income (loss) to average net assets	(0.28%	)(c)	(0.06% )	(0.19% )	0.00%	**	0.17%	0.77%

*	Amounts are less than $0.005.

**	Amounts are less than 0.005%.

***	Distribution for annual periods determined in accordance with federal income tax regulations.

(a)	Net investment income (loss) allocated based on average shares method.

(b)

Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

240	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Dividend Growth Fund    Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	CLASS I
	(Unaudited) Six Months Ended April 30,	Year Ended October 31,
	2020	2019	2018	2017	2016	2015

Net asset value, beginning of period	$13.36	$12.33	$12.71	$10.39	$10.55	$10.79

Income from investment operations:

Net investment income (loss)(a)	0.05	0.11	0.10	0.11	0.12	0.20

Net realized and unrealized gain (loss)	(0.37)	1.49	0.58	2.32	0.12	(0.16)

Total from investment operations	(0.32)	1.60	0.68	2.43	0.24	0.04

Distributions:

Dividends from net investment income	(0.06)	(0.11)	(0.08)	(0.11)	(0.13)	(0.15)

Dividends from net realized gains	(1.45)	(0.46)	(0.98)	—	(0.27)	(0.13)

Total distributions*	(1.51)	(0.57)	(1.06)	(0.11)	(0.40)	(0.28)

Net asset value, end of period	$11.53	$13.36	$12.33	$12.71	$10.39	$10.55

Ratios and supplemental data:

Total return(b)	(3.32% )	13.93%	5.61%	23.46%	2.39%	0.47%

Net assets, end of period (000)	$8,432	$12,986	$20,585	$22,201	$7,989	$7,375

Ratio of net expenses to average net assets	1.10% (c)	1.10%	1.10%	1.10%	1.08%	1.10%

Ratio of gross expenses to average net assets prior to expense reductions	1.73% (c)	1.67%	1.60%	1.80%	1.48%	1.49%

Ratio of net investment income (loss) to average net assets	0.76% (c)	0.92%	0.82%	0.89%	1.17%	1.91%

*	Distribution for annual periods determined in accordance with federal income tax regulations.

(a)	Net investment income (loss) allocated based on average shares method.

(b)

Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

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Calamos Select Fund    Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	CLASS A
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2020		2019	2018	2017	2016	2015

Net asset value, beginning of period	$14.21		$15.37	$15.21	$12.60	$13.61	$15.07

Income from investment operations:

Net investment income (loss)(a)	0.05		0.15	0.10	0.15	0.21	0.19

Net realized and unrealized gain (loss)	(1.16)		0.95	0.58	2.56	(0.15)	(0.52)

Total from investment operations	(1.11)		1.10	0.68	2.71	0.06	(0.33)

Distributions:

Dividends from net investment income	(0.09)		(0.06)	(0.05)	(0.10)	(0.16)	(0.14)

Dividends from net realized gains	—		(2.20)	(0.47)	—	(0.91)	(0.99)

Total distributions*	(0.09)		(2.26)	(0.52)	(0.10)	(1.07)	(1.13)

Net asset value, end of period	$13.01		$14.21	$15.37	$15.21	$12.60	$13.61

Ratios and supplemental data:

Total return(b)	(7.89%	)	10.14%	4.53%	21.56%	0.76%	(2.32% )

Net assets, end of period (000)	$9,614		$11,363	$21,349	$21,894	$32,350	$44,792

Ratio of net expenses to average net assets	1.15%	(c)	1.15%	1.15%	1.15%	1.12%	1.15%

Ratio of gross expenses to average net assets prior to expense reductions	1.63%	(c)	1.62%	1.60%	1.67%	1.57%	1.61%

Ratio of net investment income (loss) to average net assets	0.74%	(c)	1.06%	0.64%	1.10%	1.67%	1.38%

	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2020		2019	2018	2017	2016	2015

Portfolio turnover rate	99.7%		77.7%	119.3%	104.7%	40.7%	139.8%

*	Distribution for annual periods determined in accordance with federal income tax regulations.

(a)	Net investment income (loss) allocated based on average shares method.

(b)

Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

242	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Select Fund    Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	CLASS C
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2020		2019	2018	2017	2016	2015

Net asset value, beginning of period	$12.36		$13.77	$13.74	$11.39	$12.38	$13.79

Income from investment operations:

Net investment income (loss)(a)	(0.00	)*	0.02	(0.01)	0.04	0.10	0.08

Net realized and unrealized gain (loss)	(1.02)		0.83	0.51	2.32	(0.13)	(0.47)

Total from investment operations	(1.02)		0.85	0.50	2.36	(0.03)	(0.39)

Distributions:

Dividends from net investment income	—		(0.06)	—	(0.01)	(0.05)	(0.03)

Dividends from net realized gains	—		(2.20)	(0.47)	—	(0.91)	(0.99)

Total distributions**	—		(2.26)	(0.47)	(0.01)	(0.96)	(1.02)

Net asset value, end of period	$11.34		$12.36	$13.77	$13.74	$11.39	$12.38

Ratios and supplemental data:

Total return(b)	(8.25%	)	9.33%	3.77%	20.70%	(0.04% )	(3.01% )

Net assets, end of period (000)	$4,572		$5,274	$4,318	$4,728	$4,915	$5,738

Ratio of net expenses to average net assets	1.90%	(c)	1.90%	1.90%	1.90%	1.87%	1.90%

Ratio of gross expenses to average net assets prior to expense reductions	2.38%	(c)	2.35%	2.35%	2.42%	2.32%	2.35%

Ratio of net investment income (loss) to average net assets	(0.01%	)(c)	0.15%	(0.10% )	0.31%	0.91%	0.64%

*	Amounts are less than $0.005.

**	Distribution for annual periods determined in accordance with federal income tax regulations.

(a)	Net investment income (loss) allocated based on average shares method.

(b)

Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

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Calamos Select Fund    Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	CLASS I
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2020		2019	2018	2017	2016	2015

Net asset value, beginning of period	$14.62		$15.80	$15.63	$12.94	$13.96	$15.44

Income from investment operations:

Net investment income (loss)(a)	0.07		0.16	0.14	0.18	0.24	0.23

Net realized and unrealized gain (loss)	(1.19)		1.01	0.59	2.64	(0.14)	(0.53)

Total from investment operations	(1.12)		1.17	0.73	2.82	0.10	(0.30)

Distributions:

Dividends from net investment income	(0.12)		(0.15)	(0.09)	(0.13)	(0.21)	(0.19)

Dividends from net realized gains	—		(2.20)	(0.47)	—	(0.91)	(0.99)

Total distributions*	(0.12)		(2.35)	(0.56)	(0.13)	(1.12)	(1.18)

Net asset value, end of period	$13.38		$14.62	$15.80	$15.63	$12.94	$13.96

Ratios and supplemental data:

Total return(b)	(7.73%	)	10.43%	4.78%	21.92%	0.98%	(2.08% )

Net assets, end of period (000)	$31,736		$28,389	$21,892	$25,669	$16,672	$19,583

Ratio of net expenses to average net assets	0.90%	(c)	0.90%	0.90%	0.90%	0.87%	0.90%

Ratio of gross expenses to average net assets prior to expense reductions	1.38%	(c)	1.36%	1.36%	1.42%	1.32%	1.36%

Ratio of net investment income (loss) to average net assets	0.96%	(c)	1.13%	0.90%	1.28%	1.91%	1.63%

*	Distribution for annual periods determined in accordance with federal income tax regulations.

(a)	Net investment income (loss) allocated based on average shares method.

(b)

Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

244	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos International Growth Fund    Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	CLASS A
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2020		2019	2018	2017	2016	2015

Net asset value, beginning of period	$17.97		$18.10	$21.55	$16.65	$17.27	$19.27

Income from investment operations:

Net investment income (loss)(a)	(0.01)		0.09	0.15	0.07	0.05	0.09

Net realized and unrealized gain (loss)	(0.52)		1.80	(2.78)	4.83	(0.65)	0.02

Total from investment operations	(0.53)		1.89	(2.63)	4.90	(0.60)	0.11

Distributions:

Dividends from net investment income	—		—	—	—	—	—

Dividends from net realized gains	—		(2.02)	(0.82)	—	(0.02)	(2.11)

Return of capital	—		—	—	—	(0.00)*	—

Total distributions**	—		(2.02)	(0.82)	—	(0.02)	(2.11)

Net asset value, end of period	$17.44		$17.97	$18.10	$21.55	$16.65	$17.27

Ratios and supplemental data:

Total return(b)	(3.06%	)	13.07%	(12.70% )	29.43%	(3.46% )	0.94%

Net assets, end of period (000)	$47,470		$53,950	$59,566	$72,491	$111,036	$209,548

Ratio of net expenses to average net assets	1.10%	(c)	1.10%	1.33%	1.40%	1.38%	1.31%

Ratio of gross expenses to average net assets prior to expense reductions	1.49%	(c)	1.48%	1.51%	1.46%	1.39%	1.31%

Ratio of net investment income (loss) to average net assets	(0.16%	)(c)	0.51%	0.71%	0.41%	0.32%	0.52%

	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2020		2019	2018	2017	2016	2015

Portfolio turnover rate	40.6%		80.7%	111.8%	100.4%	69.0%	65.0%

*	Amounts are less than $0.005.

**	Distribution for annual periods determined in accordance with federal income tax regulations.

(a)	Net investment income (loss) allocated based on average shares method.

(b)

Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

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Calamos International Growth Fund    Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	CLASS C
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2020		2019	2018	2017		2016	2015

Net asset value, beginning of period	$15.91		$16.38	$19.72	$15.35		$16.04	$18.18

Income from investment operations:

Net investment income (loss)(a)	(0.07)		(0.05)	(0.03)	(0.05)		(0.07)	(0.04)

Net realized and unrealized gain (loss)	(0.46)		1.60	(2.49)	4.42		(0.60)	0.01

Total from investment operations	(0.53)		1.55	(2.52)	4.37		(0.67)	(0.03)

Distributions:

Dividends from net investment income	—		—	—	—		—	—

Dividends from net realized gains	—		(2.02)	(0.82)	—		(0.02)	(2.11)

Return of capital	—		—	—	—		(0.00)*	—

Total distributions**	—		(2.02)	(0.82)	—		(0.02)	(2.11)

Net asset value, end of period	$15.38		$15.91	$16.38	$19.72		$15.35	$16.04

Ratios and supplemental data:

Total return(b)	(3.39%	)	12.21%	(13.35% )	28.47%		(4.16% )	0.15%

Net assets, end of period (000)	$7,014		$9,022	$20,449	$27,840		$35,537	$47,996

Ratio of net expenses to average net assets	1.85%	(c)	1.85%	2.06%	2.15%		2.13%	2.06%

Ratio of gross expenses to average net assets prior to expense reductions	2.24%	(c)	2.26%	2.26%	2.21%		2.14%	2.06%

Ratio of net investment income (loss) to average net assets	(0.94%	)(c)	(0.35% )	(0.17% )	(0.33%	)	(0.46% )	(0.23% )

*	Amounts are less than $0.005.

**	Distribution for annual periods determined in accordance with federal income tax regulations.

(a)	Net investment income (loss) allocated based on average shares method.

(b)

Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

246	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos International Growth Fund    Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	CLASS I
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2020		2019	2018	2017	2016	2015

Net asset value, beginning of period	$18.53		$18.55	$22.01	$16.96	$17.54	$19.50

Income from investment operations:

Net investment income (loss)(a)	0.01		0.13	0.18	0.12	0.09	0.14

Net realized and unrealized gain (loss)	(0.54)		1.87	(2.82)	4.93	(0.65)	0.01

Total from investment operations	(0.53)		2.00	(2.64)	5.05	(0.56)	0.15

Distributions:

Dividends from net investment income	—		—	—	—	—	—

Dividends from net realized gains	—		(2.02)	(0.82)	—	(0.02)	(2.11)

Return of capital	—		—	—	—	(0.00)*	—

Total distributions**	—		(2.02)	(0.82)	—	(0.02)	(2.11)

Net asset value, end of period	$18.00		$18.53	$18.55	$22.01	$16.96	$17.54

Ratios and supplemental data:

Total return(b)	(2.91%	)	13.32%	(12.48% )	29.78%	(3.18% )	1.16%

Net assets, end of period (000)	$125,427		$134,562	$153,312	$175,070	$213,166	$339,909

Ratio of net expenses to average net assets	0.85%	(c)	0.85%	1.06%	1.15%	1.13%	1.06%

Ratio of gross expenses to average net assets prior to expense reductions	1.24%	(c)	1.23%	1.26%	1.21%	1.14%	1.06%

Ratio of net investment income (loss) to average net assets	0.10%	(c)	0.75%	0.85%	0.66%	0.53%	0.78%

*	Amounts are less than $0.005.

**	Distribution for annual periods determined in accordance with federal income tax regulations.

(a)	Net investment income (loss) allocated based on average shares method.

(b)

Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

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Calamos International Growth Fund    Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	CLASS R6
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,	September 17, 2018* through October 31,
	2020		2019	2018

Net asset value, beginning of period	$18.67		$18.66	$20.89

Income from investment operations:

Net investment income (loss)(a)	0.02		0.20	0.01

Net realized and unrealized gain (loss)	(0.54)		1.83	(2.24)

Total from investment operations	(0.52)		2.03	(2.23)

Distributions:

Dividends from net investment income	—		—	—

Dividends from net realized gains	—		(2.02)	—

Total distributions*	—		(2.02)	—

Net asset value, end of period	$18.15		$18.67	$18.66

Ratios and supplemental data:

Total return(b)	(2.84%	)	13.41%	(10.67%	)

Net assets, end of period (000)	$6,434		$7,463	$22

Ratio of net expenses to average net assets	0.76%	(c)	0.77%	0.76%	(c)

Ratio of gross expenses to average net assets prior to expense reductions	1.15%	(c)	1.15%	1.21%	(c)

Ratio of net investment income (loss) to average net assets	0.17%	(c)	1.13%	0.34%	(c)

•	Commencement of operations.

*	Distribution for annual periods determined in accordance with federal income tax regulations.

(a)	Net investment income (loss) allocated based on average shares method.

(b)

Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

248	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Evolving World Growth Fund    Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	CLASS A
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2020		2019	2018		2017	2016	2015

Net asset value, beginning of period	$14.12		$12.54	$14.83		$12.11	$12.11	$13.73

Income from investment operations:

Net investment income (loss)(a)	(0.06)		0.09	(0.01)		0.05	0.03	0.02

Net realized and unrealized gain (loss)	—		1.49	(2.28)		2.67	(0.02)	(1.31)

Total from investment operations	(0.06)		1.58	(2.29)		2.72	0.01	(1.29)

Distributions:

Dividends from net investment income	(0.11)		—	(0.00	)*	—	(0.01)	(0.03)

Dividends from net realized gains	—		—	—		—	—	(0.30)

Return of capital	—		—	(0.00	)*	—	(0.00)*	(0.00)*

Total distributions**	(0.11)		—	(0.00	)*	—	(0.01)	(0.33)

Net asset value, end of period	$13.95		$14.12	$12.54		$14.83	$12.11	$12.11

Ratios and supplemental data:

Total return(b)	(0.42%	)	12.60%	(15.43%	)	22.46%	0.08%	(9.56% )

Net assets, end of period (000)	$21,468		$28,168	$34,678		$68,142	$102,545	$121,946

Ratio of net expenses to average net assets	1.67%	(c)	1.64%	1.63%		1.67%	1.64%	1.65%

Ratio of gross expenses to average net assets prior to expense reductions	1.68%	(c)	1.64%	1.63%		1.67%	1.64%	1.65%

Ratio of net investment income (loss) to average net assets	(0.84%	)(c)	0.63%	(0.08%	)	0.40%	0.23%	0.14%

	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2020		2019	2018		2017	2016	2015

Portfolio turnover rate	57.1%		77.9%	97.3%		104.8%	87.4%	58.8%

*	Amounts are less than $0.005.

**	Distribution for annual periods determined in accordance with federal income tax regulations.

(a)	Net investment income (loss) allocated based on average shares method.

(b)

Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

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Calamos Evolving World Growth Fund    Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	CLASS C
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2020		2019		2018	2017		2016		2015

Net asset value, beginning of period	$13.16		$11.78		$14.03	$11.55		$11.62		$13.26

Income from investment operations:

Net investment income (loss)(a)	(0.11)		(0.01)		(0.12)	(0.03)		(0.06)		(0.07)

Net realized and unrealized gain (loss)	—		1.39		(2.13)	2.51		(0.01)		(1.27)

Total from investment operations	(0.11)		1.38		(2.25)	2.48		(0.07)		(1.34)

Distributions:

Dividends from net investment income	—		—		—	—		—		—

Dividends from net realized gains	—		—		—	—		—		(0.30)

Return of capital	—		—		—	—		(0.00	)*	(0.00)*

Total distributions**	—		—		—	—		—		(0.30)

Net asset value, end of period	$13.05		$13.16		$11.78	$14.03		$11.55		$11.62

Ratios and supplemental data:

Total return(b)	(0.84%	)	11.71%		(16.04% )	21.47%		(0.60%	)	(10.25% )

Net assets, end of period (000)	$10,830		$13,478		$17,739	$24,846		$31,231		$36,532

Ratio of net expenses to average net assets	2.42%	(c)	2.39%		2.38%	2.41%		2.39%		2.40%

Ratio of gross expenses to average net assets prior to expense reductions	2.43%	(c)	2.39%		2.38%	2.41%		2.39%		2.40%

Ratio of net investment income (loss) to average net assets	(1.59%	)(c)	(0.11%	)	(0.85% )	(0.29%	)	(0.54%	)	(0.59% )

*	Amounts are less than $0.005.

**	Distribution for annual periods determined in accordance with federal income tax regulations.

(a)	Net investment income (loss) allocated based on average shares method.

(b)

Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

250	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Evolving World Growth Fund    Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	CLASS I
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2020		2019	2018	2017	2016	2015

Net asset value, beginning of period	$14.26		$12.63	$14.96	$12.19	$12.19	$13.83

Income from investment operations:

Net investment income (loss)(a)	(0.04)		0.12	0.02	0.09	0.06	0.05

Net realized and unrealized gain (loss)	0.01		1.51	(2.29)	2.68	(0.01)	(1.32)

Total from investment operations	(0.03)		1.63	(2.27)	2.77	0.05	(1.27)

Distributions:

Dividends from net investment income	(0.16)		—	(0.06)	—	(0.05)	(0.07)

Dividends from net realized gains	—		—	—	—	—	(0.30)

Return of capital	—		—	(0.00)*	—	(0.00)*	(0.00)*

Total distributions**	(0.16)		—	(0.06)	—	(0.05)	(0.37)

Net asset value, end of period	$14.07		$14.26	$12.63	$14.96	$12.19	$12.19

Ratios and supplemental data:

Total return(b)	(0.30%	)	12.91%	(15.21% )	22.72%	0.38%	(9.35% )

Net assets, end of period (000)	$106,736		$120,318	$152,114	$225,339	$255,965	$351,571

Ratio of net expenses to average net assets	1.42%	(c)	1.39%	1.38%	1.41%	1.39%	1.40%

Ratio of gross expenses to average net assets prior to expense reductions	1.43%	(c)	1.39%	1.38%	1.41%	1.39%	1.40%

Ratio of net investment income (loss) to average net assets	(0.59%	)(c)	0.91%	0.14%	0.72%	0.50%	0.42%

*	Amounts are less than $0.005.

**	Distribution for annual periods determined in accordance with federal income tax regulations.

(a)	Net investment income (loss) allocated based on average shares method.

(b)

Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

www.calamos.com	251

Calamos Global Equity Fund    Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	CLASS A
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2020		2019	2018	2017		2016	2015

Net asset value, beginning of period	$11.64		$13.61	$15.63	$12.74		$13.19	$15.67

Income from investment operations:

Net investment income (loss)(a)	(0.03)		(0.01)	0.00 *	(0.00	)*	0.01	0.00	*

Net realized and unrealized gain (loss)	0.13		0.79	(0.63)	3.45		(0.21)	0.62

Total from investment operations	0.10		0.78	(0.63)	3.45		(0.20)	0.62

Distributions:

Dividends from net investment income	—		—	—	—		—	—

Dividends from net realized gains	(0.89)		(2.75)	(1.39)	(0.56)		(0.25)	(3.10)

Total distributions***	(0.89)		(2.75)	(1.39)	(0.56)		(0.25)	(3.10)

Net asset value, end of period	$10.85		$11.64	$13.61	$15.63		$12.74	$13.19

Ratios and supplemental data:

Total return(b)	0.44%		10.28%	(4.59% )	28.42%		(1.47% )	5.33%

Net assets, end of period (000)	$17,362		$20,236	$27,489	$26,957		$29,314	$67,141

Ratio of net expenses to average net assets	1.40%	(c)	1.40%	1.40%	1.40%		1.38%	1.34%

Ratio of gross expenses to average net assets prior to expense reductions	1.65%	(c)	1.51%	1.56%	1.53%		1.50%	1.34%

Ratio of net investment income (loss) to average net assets	(0.50%	)(c)	(0.08% )	0.03%	(0.02%	)	0.06%	0.00%	**

	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2020		2019	2018	2017		2016	2015

Portfolio turnover rate	33.8%		72.4%	81.3%	102.0%		64.6%	43.0%

*	Amounts are less than $0.005.

**	Amounts are less than 0.005%.

***	Distribution for annual periods determined in accordance with federal income tax regulations.

(a)	Net investment income (loss) allocated based on average shares method.

(b)

Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

252	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Global Equity Fund    Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	CLASS C
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2020		2019	2018	2017	2016	2015

Net asset value, beginning of period	$10.15		$12.34	$14.40	$11.86	$12.39	$15.00

Income from investment operations:

Net investment income (loss)(a)	(0.06)		(0.09)	(0.10)	(0.09)	(0.08)	(0.09)

Net realized and unrealized gain (loss)	0.13		0.65	(0.57)	3.19	(0.20)	0.58

Total from investment operations	0.07		0.56	(0.67)	3.10	(0.28)	0.49

Distributions:

Dividends from net investment income	—		—	—	—	—	—

Dividends from net realized gains	(0.89)		(2.75)	(1.39)	(0.56)	(0.25)	(3.10)

Total distributions*	(0.89)		(2.75)	(1.39)	(0.56)	(0.25)	(3.10)

Net asset value, end of period	$9.33		$10.15	$12.34	$14.40	$11.86	$12.39

Ratios and supplemental data:

Total return(b)	0.19%		9.36%	(5.31% )	27.53%	(2.23% )	4.55%

Net assets, end of period (000)	$6,617		$8,011	$10,887	$13,769	$16,375	$21,227

Ratio of net expenses to average net assets	2.15%	(c)	2.15%	2.15%	2.15%	2.13%	2.09%

Ratio of gross expenses to average net assets prior to expense reductions	2.39%	(c)	2.26%	2.32%	2.27%	2.25%	2.09%

Ratio of net investment income (loss) to average net assets	(1.25%	)(c)	(0.86% )	(0.76% )	(0.76% )	(0.68% )	(0.76% )

*	Distribution for annual periods determined in accordance with federal income tax regulations.

(a)	Net investment income (loss) allocated based on average shares method.

(b)

Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

www.calamos.com	253

Calamos Global Equity Fund    Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	CLASS I
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2020		2019	2018	2017	2016	2015

Net asset value, beginning of period	$12.02		$13.93	$15.95	$12.95	$13.38	$15.81

Income from investment operations:

Net investment income (loss)(a)	(0.01)		0.02	0.03	0.03	0.04	0.04

Net realized and unrealized gain (loss)	0.13		0.82	(0.64)	3.53	(0.22)	0.63

Total from investment operations	0.12		0.84	(0.61)	3.56	(0.18)	0.67

Distributions:

Dividends from net investment income	—		—	(0.02)	—	—	—

Dividends from net realized gains	(0.89)		(2.75)	(1.39)	(0.56)	(0.25)	(3.10)

Total distributions*	(0.89)		(2.75)	(1.41)	(0.56)	(0.25)	(3.10)

Net asset value, end of period	$11.25		$12.02	$13.93	$15.95	$12.95	$13.38

Ratios and supplemental data:

Total return(b)	0.60%		10.52%	(4.38% )	28.82%	(1.30% )	5.64%

Net assets, end of period (000)	$50,309		$52,619	$58,078	$86,429	$87,605	$96,390

Ratio of net expenses to average net assets	1.15%	(c)	1.15%	1.15%	1.15%	1.13%	1.09%

Ratio of gross expenses to average net assets prior to expense reductions	1.40%	(c)	1.26%	1.31%	1.28%	1.25%	1.09%

Ratio of net investment income (loss) to average net assets	(0.24%	)(c)	0.14%	0.18%	0.23%	0.33%	0.26%

*	Distribution for annual periods determined in accordance with federal income tax regulations.

(a)	Net investment income (loss) allocated based on average shares method.

(b)

Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

254	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Global Growth and Income Fund    Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	CLASS A
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2020		2019	2018	2017	2016	2015

Net asset value, beginning of period	$8.51		$8.99	$9.85	$8.47	$8.63	$10.22

Income from investment operations:

Net investment income (loss)(a)	0.02		0.10	0.09	0.10	0.09	0.10

Net realized and unrealized gain (loss)	(0.23)		0.37	(0.35)	1.35	(0.14)	0.06

Total from investment operations	(0.21)		0.47	(0.26)	1.45	(0.05)	0.16

Distributions:

Dividends from net investment income	—		(0.07)	(0.03)	(0.01)	—	(0.04)

Dividends from net realized gains	(0.09)		(0.88)	(0.57)	(0.06)	(0.11)	(1.71)

Total distributions*	(0.09)		(0.95)	(0.60)	(0.07)	(0.11)	(1.75)

Net asset value, end of period	$8.21		$8.51	$8.99	$9.85	$8.47	$8.63

Ratios and supplemental data:

Total return(b)	(2.59%	)	6.67%	(2.91% )	17.16%	(0.59% )	2.02%

Net assets, end of period (000)	$74,127		$83,069	$63,069	$78,196	$84,648	$111,615

Ratio of net expenses to average net assets	1.54%	(c)	1.49%	1.50%	1.54%	1.46%	1.49%

Ratio of gross expenses to average net assets prior to expense reductions	1.55%	(c)	1.49%	1.50%	1.54%	1.46%	1.49%

Ratio of net investment income (loss) to average net assets	0.59%	(c)	1.20%	0.93%	1.16%	1.09%	1.18%

	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2020		2019	2018	2017	2016	2015

Portfolio turnover rate	57.9%		68.8%	75.0%	100.2%	58.0%	54.7%

*	Distribution for annual periods determined in accordance with federal income tax regulations.

(a)	Net investment income (loss) allocated based on average shares method.

(b)

Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

www.calamos.com	255

Calamos Global Growth and Income Fund    Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	CLASS C
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2020		2019	2018	2017	2016	2015

Net asset value, beginning of period	$7.45		$7.98	$8.84	$7.65	$7.87	$9.50

Income from investment operations:

Net investment income (loss)(a)	(0.01)		0.04	0.02	0.04	0.03	0.03

Net realized and unrealized gain (loss)	(0.20)		0.31	(0.31)	1.21	(0.14)	0.05

Total from investment operations	(0.21)		0.35	(0.29)	1.25	(0.11)	0.08

Distributions:

Dividends from net investment income	—		—	—	—	—	—

Dividends from net realized gains	(0.09)		(0.88)	(0.57)	(0.06)	(0.11)	(1.71)

Total distributions*	(0.09)		(0.88)	(0.57)	(0.06)	(0.11)	(1.71)

Net asset value, end of period	$7.15		$7.45	$7.98	$8.84	$7.65	$7.87

Ratios and supplemental data:

Total return(b)	(2.96%	)	5.87%	(3.61% )	16.41%	(1.42% )	1.19%

Net assets, end of period (000)	$10,566		$14,742	$54,425	$70,210	$90,640	$119,620

Ratio of net expenses to average net assets	2.29%	(c)	2.28%	2.25%	2.29%	2.21%	2.24%

Ratio of gross expenses to average net assets prior to expense reductions	2.29%	(c)	2.28%	2.25%	2.29%	2.21%	2.24%

Ratio of net investment income (loss) to average net assets	(0.17%	)(c)	0.50%	0.18%	0.44%	0.34%	0.43%

*	Distribution for annual periods determined in accordance with federal income tax regulations.

(a)	Net investment income (loss) allocated based on average shares method.

(b)

Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

256	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Global Growth and Income Fund    Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	CLASS I
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2020		2019	2018	2017	2016	2015

Net asset value, beginning of period	$8.79		$9.25	$10.11	$8.70	$8.84	$10.43

Income from investment operations:

Net investment income (loss)(a)	0.04		0.13	0.12	0.13	0.11	0.13

Net realized and unrealized gain (loss)	(0.25)		0.38	(0.36)	1.38	(0.14)	0.05

Total from investment operations	(0.21)		0.51	(0.24)	1.51	(0.03)	0.18

Distributions:

Dividends from net investment income	(0.00	)*	(0.09)	(0.05)	(0.04)	—	(0.06)

Dividends from net realized gains	(0.09)		(0.88)	(0.57)	(0.06)	(0.11)	(1.71)

Total distributions**	(0.09)		(0.97)	(0.62)	(0.10)	(0.11)	(1.77)

Net asset value, end of period	$8.49		$8.79	$9.25	$10.11	$8.70	$8.84

Ratios and supplemental data:

Total return(b)	(2.48%	)	6.95%	(2.65% )	17.51%	(0.35% )	2.23%

Net assets, end of period (000)	$40,980		$53,594	$72,843	$73,361	$124,175	$146,241

Ratio of net expenses to average net assets	1.29%	(c)	1.25%	1.25%	1.29%	1.21%	1.24%

Ratio of gross expenses to average net assets prior to expense reductions	1.29%	(c)	1.25%	1.25%	1.29%	1.21%	1.24%

Ratio of net investment income (loss) to average net assets	0.84%	(c)	1.47%	1.18%	1.43%	1.34%	1.43%

*	Amounts are less than $0.005.

**	Distribution for annual periods determined in accordance with federal income tax regulations.

(a)	Net investment income (loss) allocated based on average shares method.

(b)

Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

www.calamos.com	257

Calamos Total Return Bond Fund    Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	CLASS A
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2020		2019	2018	2017	2016	2015

Net asset value, beginning of period	$10.53		$9.81	$10.39	$10.54	$10.51	$10.70

Income from investment operations:

Net investment income (loss)(a)	0.11		0.27	0.25	0.22	0.24	0.26

Net realized and unrealized gain (loss)	0.20		0.72	(0.49)	(0.13)	0.20	(0.05)

Total from investment operations	0.31		0.99	(0.24)	0.09	0.44	0.21

Distributions:

Dividends from net investment income	(0.12)		(0.27)	(0.26)	(0.23)	(0.28)	(0.28)

Dividends from net realized gains	—		—	(0.05)	(0.01)	(0.13)	(0.12)

Return of capital	—		—	(0.03)	—	—	—

Total distributions*	(0.12)		(0.27)	(0.34)	(0.24)	(0.41)	(0.40)

Net asset value, end of period	$10.72		$10.53	$9.81	$10.39	$10.54	$10.51

Ratios and supplemental data:

Total return(b)	2.92%		10.24%	(2.30% )	0.92%	4.35%	2.04%

Net assets, end of period (000)	$23,792		$22,565	$17,109	$21,707	$57,339	$51,462

Ratio of net expenses to average net assets	0.90%	(c)	0.90%	0.90%	0.90%	0.88%	0.90%

Ratio of gross expenses to average net assets prior to expense reductions	1.01%	(c)	1.09%	1.05%	1.14%	1.07%	1.13%

Ratio of net investment income (loss) to average net assets	2.15%	(c)	2.67%	2.44%	2.14%	2.25%	2.49%

	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2020		2019	2018	2017	2016	2015

Portfolio turnover rate	52.4%		63.8%	64.3%	79.1%	54.0%	80.0%

*	Distribution for annual periods determined in accordance with federal income tax regulations.

(a)	Net investment income (loss) allocated based on average shares method.

(b)

Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

258	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Total Return Bond Fund    Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	CLASS C
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2020		2019	2018	2017	2016	2015

Net asset value, beginning of period	$10.53		$9.81	$10.39	$10.54	$10.51	$10.70

Income from investment operations:

Net investment income (loss)(a)	0.07		0.20	0.17	0.14	0.16	0.18

Net realized and unrealized gain (loss)	0.20		0.72	(0.48)	(0.12)	0.20	(0.05)

Total from investment operations	0.27		0.92	(0.31)	0.02	0.36	0.13

Distributions:

Dividends from net investment income	(0.08)		(0.20)	(0.20)	(0.16)	(0.20)	(0.20)

Dividends from net realized gains	—		—	(0.05)	(0.01)	(0.13)	(0.12)

Return of capital	—		—	(0.02)	—	—	—

Total distributions*	(0.08)		(0.20)	(0.27)	(0.17)	(0.33)	(0.32)

Net asset value, end of period	$10.72		$10.53	$9.81	$10.39	$10.54	$10.51

Ratios and supplemental data:

Total return(b)	2.54%		9.42%	(3.03% )	0.17%	3.57%	1.28%

Net assets, end of period (000)	$2,761		$2,929	$6,413	$9,334	$16,340	$15,898

Ratio of net expenses to average net assets	1.65%	(c)	1.65%	1.65%	1.65%	1.63%	1.65%

Ratio of gross expenses to average net assets prior to expense reductions	1.76%	(c)	1.84%	1.80%	1.89%	1.82%	1.88%

Ratio of net investment income (loss) to average net assets	1.40%	(c)	1.98%	1.69%	1.38%	1.51%	1.74%

*	Distribution for annual periods determined in accordance with federal income tax regulations.

(a)	Net investment income (loss) allocated based on average shares method.

(b)

Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

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Calamos Total Return Bond Fund    Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	CLASS I
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2020		2019	2018	2017	2016	2015

Net asset value, beginning of period	$10.54		$9.81	$10.39	$10.54	$10.51	$10.70

Income from investment operations:

Net investment income (loss)(a)	0.12		0.30	0.27	0.24	0.26	0.29

Net realized and unrealized gain (loss)	0.19		0.73	(0.48)	(0.12)	0.21	(0.05)

Total from investment operations	0.31		1.03	(0.21)	0.12	0.47	0.24

Distributions:

Dividends from net investment income	(0.13)		(0.30)	(0.29)	(0.26)	(0.31)	(0.31)

Dividends from net realized gains	—		—	(0.05)	(0.01)	(0.13)	(0.12)

Return of capital	—		—	(0.03)	—	—	—

Total distributions*	(0.13)		(0.30)	(0.37)	(0.27)	(0.44)	(0.43)

Net asset value, end of period	$10.72		$10.54	$9.81	$10.39	$10.54	$10.51

Ratios and supplemental data:

Total return(b)	2.95%		10.62%	(2.06% )	1.18%	4.60%	2.30%

Net assets, end of period (000)	$50,881		$35,570	$32,888	$40,290	$22,067	$16,561

Ratio of net expenses to average net assets	0.65%	(c)	0.65%	0.65%	0.65%	0.63%	0.65%

Ratio of gross expenses to average net assets prior to expense reductions	0.74%	(c)	0.84%	0.80%	0.90%	0.82%	0.88%

Ratio of net investment income (loss) to average net assets	2.38%	(c)	2.92%	2.69%	2.32%	2.49%	2.73%

*	Distribution for annual periods determined in accordance with federal income tax regulations.

(a)	Net investment income (loss) allocated based on average shares method.

(b)

Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

260	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos High Income Opportunities Fund    Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	CLASS A
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2020		2019	2018	2017	2016	2015

Net asset value, beginning of period	$8.34		$8.37	$8.87	$8.62	$8.63	$9.65

Income from investment operations:

Net investment income (loss)(a)	0.22		0.48	0.47	0.40	0.40	0.43

Net realized and unrealized gain (loss)	(0.98)		(0.01)	(0.45)	0.26	0.03	(0.74)

Total from investment operations	(0.76)		0.47	0.02	0.66	0.43	(0.31)

Distributions:

Dividends from net investment income	(0.26)		(0.50)	(0.52)	(0.41)	(0.44)	(0.47)

Dividends from net realized gains	—		—	—	—	—	(0.24)

Return of capital	—		—	—	—	—	(0.00)*

Total distributions**	(0.26)		(0.50)	(0.52)	(0.41)	(0.44)	(0.71)

Net asset value, end of period	$7.32		$8.34	$8.37	$8.87	$8.62	$8.63

Ratios and supplemental data:

Total return(b)	(9.35%	)	5.85%	0.25%	7.82%	5.26%	(3.25% )

Net assets, end of period (000)	$28,929		$35,124	$32,282	$36,351	$41,046	$71,513

Ratio of net expenses to average net assets	1.00%	(c)	1.00%	1.00%	1.29%	1.33%	1.28%

Ratio of gross expenses to average net assets prior to expense reductions	1.34%	(c)	1.23%	1.46%	1.43%	1.33%	1.28%

Ratio of net investment income (loss) to average net assets	5.58%	(c)	5.71%	5.41%	4.57%	4.81%	4.73%

	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2020		2019	2018	2017	2016	2015

Portfolio turnover rate	30.2%		45.6%	55.5%	93.1%	44.4%	65.3%

*	Amounts are less than $0.005.

**	Distribution for annual periods determined in accordance with federal income tax regulations.

(a)	Net investment income (loss) allocated based on average shares method.

(b)

Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

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Calamos High Income Opportunities Fund    Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	CLASS C
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2020		2019	2018	2017	2016	2015

Net asset value, beginning of period	$8.82		$8.82	$9.31	$9.03	$9.03	$10.06

Income from investment operations:

Net investment income (loss)(a)	0.21		0.45	0.42	0.35	0.36	0.38

Net realized and unrealized gain (loss)	(1.05)		(0.02)	(0.46)	0.27	0.01	(0.78)

Total from investment operations	(0.84)		0.43	(0.04)	0.62	0.37	(0.40)

Distributions:

Dividends from net investment income	(0.22)		(0.43)	(0.45)	(0.34)	(0.37)	(0.39)

Dividends from net realized gains	—		—	—	—	—	(0.24)

Return of capital	—		—	—	—	—	(0.00)*

Total distributions**	(0.22)		(0.43)	(0.45)	(0.34)	(0.37)	(0.63)

Net asset value, end of period	$7.76		$8.82	$8.82	$9.31	$9.03	$9.03

Ratios and supplemental data:

Total return(b)	(9.64%	)	5.04%	(0.42% )	6.97%	4.35%	(3.94% )

Net assets, end of period (000)	$1,435		$1,887	$9,772	$13,286	$17,479	$21,149

Ratio of net expenses to average net assets	1.75%	(c)	1.75%	1.75%	2.05%	2.08%	2.04%

Ratio of gross expenses to average net assets prior to expense reductions	2.09%	(c)	2.08%	2.22%	2.18%	2.08%	2.04%

Ratio of net investment income (loss) to average net assets	4.83%	(c)	5.16%	4.66%	3.80%	4.07%	3.98%

*	Amounts are less than $0.005.

**	Distribution for annual periods determined in accordance with federal income tax regulations.

(a)	Net investment income (loss) allocated based on average shares method.

(b)

Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

262	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos High Income Opportunities Fund    Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	CLASS I
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2020		2019	2018	2017	2016	2015

Net asset value, beginning of period	$8.34		$8.37	$8.86	$8.61	$8.63	$9.65

Income from investment operations:

Net investment income (loss)(a)	0.23		0.50	0.49	0.43	0.42	0.45

Net realized and unrealized gain (loss)	(0.98)		(0.01)	(0.44)	0.25	0.02	(0.74)

Total from investment operations	(0.75)		0.49	0.05	0.68	0.44	(0.29)

Distributions:

Dividends from net investment income	(0.27)		(0.52)	(0.54)	(0.43)	(0.46)	(0.49)

Dividends from net realized gains	—		—	—	—	—	(0.24)

Return of capital	—		—	—	—	—	(0.00)*

Total distributions**	(0.27)		(0.52)	(0.54)	(0.43)	(0.46)	(0.73)

Net asset value, end of period	$7.32		$8.34	$8.37	$8.86	$8.61	$8.63

Ratios and supplemental data:

Total return(b)	(9.24%	)	6.11%	0.62%	8.09%	5.41%	(3.00% )

Net assets, end of period (000)	$6,224		$7,003	$7,706	$10,026	$15,183	$17,452

Ratio of net expenses to average net assets	0.75%	(c)	0.75%	0.75%	1.02%	1.08%	1.04%

Ratio of gross expenses to average net assets prior to expense reductions	1.09%	(c)	0.99%	1.21%	1.18%	1.08%	1.04%

Ratio of net investment income (loss) to average net assets	5.82%	(c)	5.97%	5.65%	4.84%	5.07%	4.98%

*	Amounts are less than $0.005.

**	Distribution for annual periods determined in accordance with federal income tax regulations.

(a)	Net investment income (loss) allocated based on average shares method.

(b)

Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

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Calamos Short-Term Bond Fund    Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	CLASS A
	(Unaudited) Six Months Ended April 30,	Year Ended October 31,	September 19, 2018• through October 31,
	2020	2019	2018

Net asset value, beginning of period	$10.20	$9.98	$10.00

Income from investment operations:

Net investment income (loss)(a)	0.12	0.25	0.03

Net realized and unrealized gain (loss)	(0.09)	0.23	(0.02)

Total from investment operations	0.03	0.48	0.01

Distributions:

Dividends from net investment income	(0.14)	(0.26)	(0.03)

Dividends from net realized gains	(0.05)	(0.00)*	—

Total distributions**	(0.19)	(0.26)	(0.03)

Net asset value, end of period	$10.04	$10.20	$9.98

Ratios and supplemental data:

Total return(b)	0.28%	4.84%	0.12%

Net assets, end of period (000)	$2,570	$601	$25

Ratio of net expenses to average net assets	0.65% (c)	0.65%	0.66%	(c)

Ratio of gross expenses to average net assets prior to expense reductions	0.67% (c)	0.74%	48.01%	(c)

Ratio of net investment income (loss) to average net assets	2.34% (c)	2.47%	2.55%	(c)

	(Unaudited) Six Months Ended April 30,	Year Ended October 31,	September 19, 2018• through October 31,
	2020	2019	2018

Portfolio turnover rate	23.2%	132.0%	3.3%

•	Commencement of operations.

*	Amounts are less than $0.005.

**	Distribution for annual periods determined in accordance with federal income tax regulations.

(a)	Net investment income (loss) allocated based on average shares method.

(b)

Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

264	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Short-Term Bond Fund    Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	CLASS I
	(Unaudited) Six Months Ended April 30,	Year Ended October 31,	September 19, 2018• through October 31,
	2020	2019	2018

Net asset value, beginning of period	$10.20	$9.98	$10.00

Income from investment operations:

Net investment income (loss)(a)	0.13	0.28	0.04

Net realized and unrealized gain (loss)	(0.09)	0.22	(0.02)

Total from investment operations	0.04	0.50	0.02

Distributions:

Dividends from net investment income	(0.15)	(0.28)	(0.04)

Dividends from net realized gains	(0.05)	(0.00)*	—

Total distributions**	(0.20)	(0.28)	(0.04)

Net asset value, end of period	$10.04	$10.20	$9.98

Ratios and supplemental data:

Total return(b)	0.40%	5.09%	0.16%

Net assets, end of period (000)	$188,737	$217,552	$15,118

Ratio of net expenses to average net assets	0.40% (c)	0.40%	0.42%	(c)

Ratio of gross expenses to average net assets prior to expense reductions	0.41% (c)	0.47%	2.13%	(c)

Ratio of net investment income (loss) to average net assets	2.58% (c)	2.73%	3.22%	(c)

•	Commencement of operations.

*	Amounts are less than $0.005.

**	Distribution for annual periods determined in accordance with federal income tax regulations.

(a)	Net investment income (loss) allocated based on average shares method.

(b)

Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

www.calamos.com	265

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Calamos Investment Trust

Results of Review of Interim Financial Information

We have reviewed the accompanying statements of assets and liabilities, including the schedules of investments, of Calamos Investment Trust (the “Trust”), including Calamos Growth Fund, Calamos Select Fund (formerly Calamos Opportunistic Value Fund), Calamos Dividend Growth Fund, Calamos International Growth Fund, Calamos Evolving World Growth Fund, Calamos Global Equity Fund, Calamos Growth and Income Fund, Calamos Global Growth and Income Fund, Calamos Convertible Fund, Calamos Global Convertible Fund, Calamos Total Return Bond Fund, Calamos High Income Opportunities Fund, Calamos Market Neutral Income Fund, Calamos Hedged Equity Fund, Calamos Phineus Long/Short Fund, Calamos Short-Term Bond Fund, Calamos Timpani Small Cap Growth Fund (formerly Frontier Timpani Small Cap Growth Fund), and Calamos Timpani SMID Growth Fund (the “Funds”), as of April 30, 2020, and the related statements of operations and changes in net assets, and the financial highlights for the six month period then ended. Based on our reviews, we are not aware of any material modifications that should be made to the accompanying interim financial statements and financial highlights for them to be in conformity with accounting principles generally accepted in the United States of America.

We have previously audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States) (PCAOB), the statements of changes in net assets of the Funds and the financial highlights for each of the periods listed in the table below; and in our report dated December 18, 2019, we expressed an unqualified opinion on such statements of changes in net assets and financial highlights.

Individual Fund Comprising the Calamos Investment Trust	Statement of Changes in Net Assets	Financial Highlights

Calamos Growth Fund, Calamos Select Fund (formerly Calamos Opportunistic Value Fund), Calamos Dividend Growth Fund, Calamos International Growth Fund, Calamos Evolving World Growth Fund, Calamos Global Equity Fund, Calamos Growth and Income Fund, Calamos Global Growth and Income Fund, Calamos Convertible Fund, Calamos Total Return Bond Fund, Calamos High Income Opportunities Fund, Calamos Market Neutral Income Fund	For the years ended October 31, 2019 and 2018	For the years ended October 31, 2019, 2018, 2017, 2016, and 2015

Calamos Global Convertible Fund, Calamos Hedged Equity Fund	For the years ended October 31, 2019 and 2018	For the years ended October 31, 2019, 2018, 2017, 2016, and the period from December 31, 2014 (commencement of operations) through October 31, 2015

Calamos Phineus Long/Short Fund	For the years ended October 31, 2019 and 2018	For the years ended October 31, 2019, 2018, 2017, and the period from April 5, 2016 (commencement of operations) through October 31, 2016

Calamos Short-Term Bond Fund	For the year ended October 31, 2019 and the period from September 19, 2019 (commencement of operations) through October 31, 2019	For the year ended October 31,2019, and the period from September 19, 2019 (commencement of operations) through October 31, 2019

Calamos Timpani Small Cap Growth Fund	For the period from May 31, 2019 (commencement of operations) through October 31, 2019

Calamos Timpani SMID Growth Fund	For the period from July 31, 2019 (commencement of operations) through October 31, 2019

Frontier Timpani Small Cap Growth Fund	For the period from July 1, 2018 through May 31, 2019

The financial highlights for the year ended June 30, 2018, 2017, 2016, and 2015 of Frontier Timpani Small Cap Growth Fund were audited by other auditors whose report dated August 27, 2018, expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Review Results

This interim financial information is the responsibility of the Funds’ management. We are a public accounting firm registered with the PCAOB and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

266	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Report of Independent Registered Public Accounting Firm

We conducted our reviews in accordance with standards of the PCAOB. A review of interim financial information consists principally of applying analytical procedures and making inquiries of persons responsible for financial and accounting matters. It is substantially less in scope than an audit conducted in accordance with the standards of the PCAOB, the objective of which is the expression of an opinion regarding the financial statements and financial highlights taken as a whole. Accordingly, we do not express such an opinion.

June 19, 2020

Chicago, Illinois

We have served as the auditor of one or more Calamos investment companies since 2003.

www.calamos.com	267

Liquidity Risk Management Program

Consistent with Rule 22e-4 under the Investment Company Act of 1940, as amended, Calamos Investment Trust (the “Trust”), on behalf of each series (each a “Fund” and, collectively, the “Funds” ), has established a liquidity risk management program to govern each Fund’s approach to managing liquidity risk (the “Program”). The Program is overseen by the Liquidity Committee, a committee comprised of representatives of the Trust’s investment adviser, Calamos Advisors LLC. The Trust’s Board of Trustees (the “Board”) has approved the designation of the Liquidity Committee to oversee the Program.

The Program’s principal objectives include supporting the Funds’ compliance with limits on investments in illiquid assets and mitigating the risk that each Fund will be unable to meet its redemption obligations in a timely manner. The Program also includes a number of elements that support the management and assessment of liquidity risk, including an annual assessment of factors that influence each Fund’s liquidity and the periodic classification and re-classification of each Fund’s investments into groupings that reflect the Liquidity Committee’s assessment of their relative liquidity under current market conditions.

At a meeting of the Board held on December 17, 2019, the Trustees received a report from the Liquidity Committee regarding the design and operational effectiveness of the Program since its implementation on June 1, 2019. The Liquidity Committee determined, and reported to the Board, that the Program is reasonably designed to assess and manage each Fund’s liquidity risk and has operated adequately and effectively to manage each Fund’s liquidity risk since implementation. The Liquidity Committee reported that during the period covered by the report, there were no liquidity events that impacted the Funds or their ability to timely meet redemptions without dilution to existing shareholders. Among other things, the Board noted that the Funds are not required to have a highly liquid investment minimum based on their liquidity classifications. The Board further noted that no material changes have been made to the Program since its implementation.

There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Funds’ prospectus for more information regarding the Funds’ exposure to liquidity risk and other principal risks to which an investment in the Funds may be subject.

268	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

MANAGING YOUR CALAMOS FUNDS INVESTMENTS

Calamos Investments offers several convenient means to monitor, manage and feel confident about your Calamos investment choice.

24-HOUR AUTOMATED SHAREHOLDER ASSISTANCE: 800.823.7386

Through a single toll-free number, Calamos 24-Hour Shareholder Assistance is fast and easy. Get fund prices and account balances, review recent transactions, order statements, literature and more.

PERSONAL ASSISTANCE: 800.582.6959

Dial this toll-free number to speak with a knowledgeable Client Services Representative who can help answer questions or address issues concerning your Calamos Fund.

ONLINE ACCOUNT MANAGEMENT: www.calamos.com

Manage your personal account of Calamos Funds online at www.calamos.com. On your account access page, you can view account history and download data.

YOUR FINANCIAL ADVISOR

We encourage you to talk to your financial advisor to determine how the Calamos Funds can benefit your investment portfolio based on your financial goals, risk tolerance, time horizon and income needs.

This report, including the audited financial statements contained herein, is submitted for general information for the shareholders of the Funds. The report is not authorized for distribution to prospective investors in the Funds unless accompanied by a currently effective prospectus of the Funds. The views expressed in this report reflect those of Calamos Advisors LLC only through April 30, 2020.

A description of the Calamos Proxy Voting Policies and Procedures and the Funds’ proxy voting record for the 12-month period ended June 30 are available free of charge upon request by calling 800.582.6959, by visiting the Calamos Web site at www.calamos.com, or by writing Calamos at: Calamos Investments, Attn: Client Services, 2020 Calamos Court, Naperville, IL 60563. The Funds’ proxy voting record is also available free of charge by visiting the SEC Web site at www.sec.gov.

The Funds file a complete list of their portfolio holdings with the SEC for the first and third quarters each fiscal year as an exhibit to its reports on Form N-PORT. The Forms N-PORT are available free of charge, upon request, by calling or writing Calamos Investments at the phone number or address provided above or by visiting the SEC Web site at www.sec.gov. You may also review or, for a fee, copy the forms at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.732.0330.

FOR 24-HOUR AUTOMATED SHAREHOLDER ASSISTANCE: 800.823.7386

TO OBTAIN INFORMATION ABOUT YOUR INVESTMENTS: 800.582.6959

VISIT OUR WEB SITE: www.calamos.com

INVESTMENT ADVISER:

Calamos Advisors LLC

2020 Calamos Court

Naperville, IL 60563-2787

CUSTODIAN AND FUND ACCOUNTING AGENT:

State Street Bank and Trust Company

Boston, MA

TRANSFER AGENT:

U.S. Bank Global Fund Services

615 E. Michigan St., 3rd Floor

Milwaukee, WI 53202

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM:

Deloitte & Touche LLP

Chicago, IL

LEGAL COUNSEL:

Ropes & Gray LLP

Chicago, IL

STAY CONNECTED www.calamos.com/connect

Visit our Web site for timely fund performance, detailed fund profiles, fund news and insightful market commentary.

2020 Calamos Court

Naperville, IL 60563-2787

800.582.6959

www.calamos.com

© 2020 Calamos Investments LLC. All Rights Reserved.

Calamos® and Calamos Investments® are registered

trademarks of Calamos Investments LLC.

MFSAN 1631 2020

ITEM 2. CODE OF ETHICS.

The information required by this Item 2 is only required in an annual report on this Form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The information required by this Item 3 is only required in an annual report on this Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The information required by this Item 4 is only required in an annual report on this Form N-CSR.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS

(a) Included in the Report to Shareholders in Item 1.

(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

No material changes.

ITEM 11. CONTROLS AND PROCEDURES.

a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported within the time periods specified in the Commission’s rules and forms.

b) There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13. EXHIBITS.

(a)(1) Code of Ethics - Not applicable for this semiannual report.

(a)(2)(i) Certification of Principal Executive Officer.

(a)(2)(ii) Certification of Principal Financial Officer.

(b) Certifications pursuant to Section 906 of the Sarbanes Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Calamos Investment Trust

By:	/s/ John P. Calamos, Sr.
Name:	John P. Calamos, Sr.
Title:	Principal Executive Officer
Date:	June 29, 2020

By:	/s/ Thomas E. Herman
Name:	Thomas E. Herman
Title:	Principal Financial Officer
Date:	June 29, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John P. Calamos, Sr.
Name:	John P. Calamos, Sr.
Title:	Principal Executive Officer
Date:	June 29, 2020

By:	/s/ Thomas E. Herman
Name:	Thomas E. Herman
Title:	Principal Financial Officer
Date:	June 29, 2020